                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number: 811-6322

Exact name of registrant as specified in charter: Delaware Pooled Trust

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: October 31

Date of reporting period: October 31, 2003

Item 1.  Reports to Stockholders


                                            Delaware Pooled Trust

                                                    Annual report  2003

                                                    U.S. Equities
                             The Large-Cap Value Equity Portfolio
                             The Small-Cap Value Equity Portfolio
                              The All-Cap Growth Equity Portfolio
                            The Large-Cap Growth Equity Portfolio
                              The Mid-Cap Growth Equity Portfolio
                            The Small-Cap Growth Equity Portfolio
                    The Real Estate Investment Trust Portfolio II

                                                U.S. Fixed Income
                          The Intermediate Fixed Income Portfolio
                                    The High-Yield Bond Portfolio
                             The Core Plus Fixed Income Portfolio

                                           International Equities
                                      The Global Equity Portfolio
                               The International Equity Portfolio
                  The Labor Select International Equity Portfolio
                     The International Large-Cap Equity Portfolio
                            The International Small-Cap Portfolio
                                   The Emerging Markets Portfolio

                                       International Fixed Income
                                The Global Fixed Income Portfolio
                         The International Fixed Income Portfolio


                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

Contents

Portfolio Objectives .......................................................2
Portfolio Returns ..........................................................4
The Large-Cap Value Equity Portfolio Review ................................6
The Small-Cap Value Equity Portfolio Review ................................8
The All-Cap Growth Equity Portfolio Review ................................10
The Large-Cap Growth Equity Portfolio Review ..............................12
The Mid-Cap Growth Equity Portfolio Review ................................14
The Small-Cap Growth Equity Portfolio Review ..............................16
The Real Estate Investment Trust Portfolio II Review ......................18
The Intermediate Fixed Income Portfolio Review ............................20
The High-Yield Bond Portfolio Review ......................................22
The Core Plus Fixed Income Portfolio Review ...............................24
The Global Equity Portfolio Review ........................................26
The International Equity Portfolio Review .................................28
The Labor Select International Equity Portfolio Review ....................30
The International Large-Cap Equity Portfolio Review .......................32
The International Small-Cap Portfolio Review ..............................34
The Emerging Markets Portfolio Review .....................................36
The Global Fixed Income Portfolio Review ..................................38
The International Fixed Income Portfolio Review ...........................40
Financial Statements ......................................................42

Delaware Pooled Trust

Delaware Pooled Trust, based in Philadelphia, is a mutual fund that primarily offers no-load, open-end equity and fixed-income portfolios to institutional and affluent individual investors. Delaware Pooled Trust is part of Delaware Investments, a full-service investment-management organization. As of September 30, 2003, Delaware Investments managed more than $95 billion on behalf of individuals and institutions. The breadth and sophistication of Delaware's services enable clients to gain the degree of administrative convenience and simplicity they want in investment-management matters. Delaware provides not only equity and fixed-income portfolio management, but balanced portfolios, retirement-plan and related non-discretionary trust services as well.

Delaware Management Company, a part of Philadelphia-based Delaware Management Business Trust, serves as investment adviser for The Large-Cap Value Equity, The Small-Cap Value Equity, The All-Cap Growth Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The High-Yield Bond and The Core Plus Fixed Income Portfolios, and furnishes sub-investment advisory services to The Global Equity Portfolio in relation to the U.S. Securities portion of that Portfolio. Delaware International Advisers Ltd., a London-based affiliate of Delaware Management Company, serves as investment adviser for The Global Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios.

Client Services

Delaware provides clients with annual and semiannual reports, monthly account reports, in-person reviews of account developments, and other communications.

Clients who have questions about their accounts or want to learn the net asset values of the Delaware Pooled Trust Portfolios may call a toll-free telephone number, 800 231-8002, during normal business hours. Or they may write to: Client Services, Delaware Pooled Trust, 2005 Market Street, Philadelphia, PA 19103.


                                    2003 Annual Report o Delaware Pooled Trust 1

Portfolio Objectives

The Large-Cap Value Equity Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests in stocks that, at the time of purchase, have dividend yields above the current yield of the Standard & Poor's 500 Index and that, in the opinion of Delaware, offer capital gains potential as well.

The Small-Cap Value Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of small-capitalization companies that Delaware believes to be undervalued relative to the asset value or long-term earning power of the companies concerned, and which, at the time of purchase, generally have market capitalizations less than $2 billion and are listed on a national securities exchange or NASDAQ.

The All-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests in stocks of small-, medium- and large-capitalization companies that, in the opinion of Delaware, offer high earnings growth potential at the time of purchase.

The Large-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of large-capitalization companies. These are stocks that Delaware believes have the potential to provide significant long-term earnings growth potential based on its analysis of their historic or projected Earnings Per Share (EPS) growth rate, price-to-earnings ratio and cash flows.

The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital growth; current income is expected to be incidental. The Portfolio invests primarily in the stocks of medium-sized companies that, in the opinion of Delaware, offer, at the time of purchase, significant long-term growth potential.

The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of companies which Delaware believes have potential for high earnings growth and which generally represent the smallest 25%, in terms of market capitalization, of U.S. equity securities listed on a national securities exchange or NASDAQ (at the time of purchase).

The Real Estate Investment Trust Portfolio II seeks maximum long-term total return, with capital appreciation as a secondary objective. The Portfolio invests primarily in securities of companies principally engaged in the real estate industry.

The Intermediate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests primarily in a diversified portfolio of investment-grade bonds, including U.S. government, mortgage-backed, asset-backed, corporate, and other fixed-income securities.

The High-Yield Bond Portfolio seeks high total return. The Portfolio invests primarily in bonds rated B- or higher by Standard & Poor's Rating Group, B3 or higher by Moody's Investors Service, Inc. or in corporate bonds that are unrated but judged to be of comparable quality at the time of purchase.

The Core Plus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio uses a multi-sector investment approach, investing assets principally in U.S. investment-grade and U.S. high-yield bonds.

The Global Equity Portfolio seeks long-term growth without undue risk to principal. The Portfolio invests primarily in stocks that, in the opinion of Delaware, are undervalued at the time of purchase, based on rigorous fundamental analysis conducted by the investment adviser.

The International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States. Stocks selected for the Portfolio are, in the opinion of Delaware, undervalued at the time of purchase, based on rigorous fundamental analysis conducted by Delaware.

2 Delaware Pooled Trust o 2003 Annual Report

The Labor Select International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States. Stocks selected for the Portfolio are, in the opinion of Delaware, undervalued at the time of purchase, based on rigorous fundamental analysis conducted by Delaware, and are compatible with certain investment policies or restrictions followed by organized labor.

The International Large-Cap Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in large-capitalization stocks of companies that are organized, have a majority of their assets, or derive most of their operating income in developed countries outside of the United States. Investments are made in stocks that, in Delaware's opinion, are undervalued at the time of purchase, based on our fundamental analysis.

The International Small-Cap Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in smaller companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States, which may include companies located or operating in established or emerging countries.

The Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in stocks of issuers organized, having a majority of their assets in, or deriving a majority of their operating income from, emerging countries.

The Global Fixed Income Portfolio seeks current income consistent with the preservation of investors' principal. The Portfolio invests primarily in fixed-income securities.

The International Fixed Income Portfolio seeks current income consistent with the preservation of principal. The Portfolio invests primarily in fixed-income securities of issuers that are organized, have a majority of their assets, or derive most of their operating income outside of the United States.

                                    2003 Annual Report o Delaware Pooled Trust 3

Portfolio Returns
Periods ending October 31, 2003

                                                                One         Three       Five         Ten         Since
Average Annual Total Returns*                                   Year        Years       Years       Years     Inception++
--------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                           20.60%       0.90%        2.88%      10.35%       11.52%
--------------------------------------------------------------------------------------------------------------------------
The Small-Cap Value Equity Portfolio                           37.52%      15.78%           -           -        12.91%
--------------------------------------------------------------------------------------------------------------------------
The All-Cap Growth Equity Portfolio                            33.79%     (17.81)%          -           -       (14.38)%
--------------------------------------------------------------------------------------------------------------------------
The Large-Cap Growth Equity Portfolio                          18.47%     (18.01)%          -           -       (18.00)%
--------------------------------------------------------------------------------------------------------------------------
The Mid-Cap Growth Equity Portfolio                            31.84%     (11.94)%       9.33%       9.75%        9.37%
--------------------------------------------------------------------------------------------------------------------------
The Small-Cap Growth Equity Portfolio                          32.18%     (10.93)%       9.55%          -        11.46%
--------------------------------------------------------------------------------------------------------------------------
The Real Estate Investment Trust Portfolio II                  31.00%      15.96%       13.94%          -         9.09%
--------------------------------------------------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio                         6.83%       7.84%        6.32%          -         6.53%
--------------------------------------------------------------------------------------------------------------------------
The High-Yield Bond Portfolio                                  36.87%       8.44%        5.59%          -         6.57%
--------------------------------------------------------------------------------------------------------------------------
The Core Plus Fixed Income Portfolio                            9.01%          -            -           -         9.41%
--------------------------------------------------------------------------------------------------------------------------
The Global Equity Portfolio**+                                 26.26%       1.46%        2.10%          -         2.31%
--------------------------------------------------------------------------------------------------------------------------
The International Equity Portfolio (Original Class)**          28.50%       3.81%        5.36%       7.58%        8.47%
The International Equity Portfolio (Class P)**                 28.26           -            -           -        10.27
--------------------------------------------------------------------------------------------------------------------------
The Labor Select International Equity Portfolio**              28.71%       4.61%        5.42%          -         8.44%
--------------------------------------------------------------------------------------------------------------------------

4 Delaware Pooled Trust o 2003 Annual Report

                                                                One         Three       Five         Ten         Since
Average Annual Total Returns*                                   Year        Years       Years       Years     Inception++
--------------------------------------------------------------------------------------------------------------------------
The International Large-Cap Equity Portfolio**+                26.79%       0.76%           -           -        (0.41)%
--------------------------------------------------------------------------------------------------------------------------
The International Small-Cap Portfolio**+                       44.62%       6.83%           -           -         4.42%
--------------------------------------------------------------------------------------------------------------------------
The Emerging Markets Portfolio**+                              62.19%      17.90%       15.34%          -         3.02%
--------------------------------------------------------------------------------------------------------------------------
The Global Fixed Income Portfolio**                            20.68%      16.61%        6.98%       8.17%        9.04%
--------------------------------------------------------------------------------------------------------------------------
The International Fixed Income Portfolio**                     22.14%      16.50%        5.82%          -         6.44%
--------------------------------------------------------------------------------------------------------------------------

 * Past performance does not guarantee future results. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Since 1992, Delaware Management Company or Delaware International Advisers Ltd. has, as relevant, voluntarily waived its fees and reimbursed the Delaware Pooled Trust Portfolios for certain amounts to the extent that annual operating expenses (excluding taxes, interest, brokerage commissions, distribution fees, certain insurance costs, and extraordinary expenses) exceeded a certain specified percentage of average net assets. In the absence of those waivers, the Portfolios' total returns would have been lower. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each portfolio. You should read the prospectus carefully before you invest.

** International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

 + These Portfolios charge a purchase reimbursement fee and a redemption reimbursement fee; these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Specific fee amounts for each Portfolio are cited in the individual Portfolio reviews.

++ The inception dates for each Delaware Pooled Trust Portfolio are as follows:
   Large-Cap Value Equity, February 3, 1992; Small-Cap Value Equity, March 29, 1999; All-Cap Growth Equity, March 31, 2000; Large-Cap Growth Equity, October 31, 2000; Mid-Cap Growth Equity, February 27, 1992; Small-Cap Growth Equity, September 15, 1998; Real Estate Investment Trust II, November 4, 1997; Intermediate Fixed Income, March 12, 1996; High-Yield Bond, December 2, 1996; Core Plus Fixed Income, June 28, 2002; Global Equity, October 15, 1997; International Equity (Original Class), February 4, 1992; International Equity (Class P), November 1, 2001; Labor Select International Equity, December 19, 1995; International Large-Cap Equity, December 14, 1999; International Small-Cap, July 20, 1999; Emerging Markets, April 14, 1997; Global Fixed Income, November 30, 1992; International Fixed Income, April 11, 1997. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

                                    2003 Annual Report o Delaware Pooled Trust 5

Large-Cap Value Equity:
Strong Performance Despite Market's Preference for
Small Caps

The Large-Cap Value Equity Portfolio achieved returns of 20.60% net of fees for the 12 months ending October 31, 2003. During the previous three years, the Portfolio had consistently outperformed its benchmark, the Russell 1000 Value Index, despite a difficult environment for equities worldwide. In the current fiscal year, however, the benchmark exceeded the Portfolio's performance, as the Russell Index posted a 22.88% return for the period.

The reasons for the Portfolio's underperformance are twofold. First, during the past year, the market rewarded companies with smaller capitalizations, high P/Es, and high balance sheet leverage--companies outside of our strategy and capitalization universe.

Second, the Russell 1000 Value Index reflected a smaller exposure to consumer growth than we held in the Portfolio during the period, which was responsible for virtually all the performance disparity. Within this sector, our overweights in the pharmaceuticals Pfizer and Schering-Plough hurt us. In the case of Schering-Plough, key drugs lost patent protection, which reduced the visibility of earnings. We've since sold holdings in Schering-Plough.

The Portfolio outperformed the Index in the basic industries, capital goods, bank and technology sectors. Our high profile in all four areas brought in average returns in excess of 30%. We remain sanguine about the current environment for large-cap technology stocks. The two outstanding companies that we hold in this sector are Intel and Cisco Systems. We look for strong free cash flow and balance sheet integrity in technology stocks, and Cisco is an obvious example.

Average Annual Total Returns*
Periods ended October 31, 2003
--------------------------------------------------------
One Year    Five Years   Ten Years
20.60%      2.88%        10.35%
--------------------------------------------------------

Growth of $10,000*

Large Cap Value Equity Portfolio
Russell 1000 Value Index

                          Dollar Value                    Russell 1000 Value
                          ------------                    ------------------
31-Oct-93                   $10,000                             $10,000
31-Oct-94                   $10,796                             $10,076
31-Oct-95                   $12,931                             $12,564
31-Oct-96                   $16,146                             $15,546
31-Oct-97                   $20,462                             $20,705
31-Oct-98                   $23,223                             $23,774
31-Oct-99                   $24,485                             $27,704
31-Oct-00                   $26,057                             $29,232
31-Oct-01                   $24,141                             $25,764
31-Oct-02                   $22,197                             $23,182
31-Oct-03                   $26,770                             $28,485


* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Russell 1000 Value Index is an unmanaged composite and is a theoretical measure of stock market performance rather than an actual available investment.

  An expense limitation was in effect for The Large-Cap Value Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

6 Delaware Pooled Trust o 2003 Annual Report

Although technology valuations have become less compelling, we still think that current earnings trends have demonstrated that technology has overcome the "bubble" it experienced three years ago. The stocks are showing healthy increases in revenues and earnings.

Bank stocks as a group also maintain strong characteristics; in this case, low P/E ratios and attractive book values. Several consolidations have taken place, including Bank of America's bid for FleetBoston Financial. We hold both of these stocks, and have broad exposure to this sector.

Portfolio Manager

George E. Deming

Mr. Deming received a bachelor's degree in Economics and Political Science from the University of Vermont and a master's degree in International Affairs from the University of Pennsylvania's Wharton School. Before joining Delaware in 1978, he was responsible for institutional portfolio management at White Weld & Co. He is a member of the Financial Analysts of Philadelphia.

Portfolio Profile
October 31, 2003

Total net assets ......................................... $38.6 million
Inception date ........................................ February 3, 1992
Asset composition (based on total net assets)
   Common stocks ................................................ 98.39%
   Cash equivalents and other net assets ......................... 1.61%
Number of holdings .................................................. 79

Industry composition (based on total net assets)

Banking                                14.54%
Insurance                               9.69%
Healthcare & Pharmaceuticals            9.07%
Food, Beverage & Tobacco                8.02%
Finance                                 7.41%
Consumer Products                       7.33%
Energy                                  6.52%
Computers & Technology                  6.28%
Electronics & Electrical Equipment      4.67%
Telecommunications                      4.65%
Retail                                  3.22%
Utilities                               3.22%
Chemicals                               2.84%
Aerospace & Defense                     2.37%
Metals & Mining                         1.70%
Leisure, Lodging & Entertainment        1.67%
Automobiles & Automotive Parts          1.35%
Paper & Forest Products                 1.27%
Industry Machinery                      1.03%
Textiles, Apparel & Furniture           0.78%
Cable, Media & Publishing               0.76%
Net Cash & Other Assets                 1.61%


                                    2003 Annual Report o Delaware Pooled Trust 7

Small-Cap Value Equity:
Technology and Healthcare Lead the Surge in Performance

Small-cap stocks as a group surpassed all other domestic equity markets for the fiscal year ending October 31, 2003. Technology and healthcare took the lead in this asset class, helping to elevate performance. The Small-Cap Value Equity Portfolio returned 37.52%. Our benchmark, the Russell 2000 Value Index, returned 40.29%, rising 8% in October alone. The technology sector was up approximately 78% for the 12-month period.

In general, for the fiscal year, those sectors that were higher-beta--such as technology--did very well. A second contributor to the strong performance of small caps was stocks with exposure to the improving economy -- sectors like capital goods and consumer cyclicals. The defensive sectors, such as consumer staples and energy, tended to lag.

During the four-month period that ran from the end of April to the end of August 2003, the market tended to favor companies with low or no earnings, very low liquidity, low prices and poor balance sheets. In terms of market capitalizations, the very lowest market caps saw the greatest gains in price. We trailed the Index during this period, and our underperformance relative to the Russell 2000 Value Index is largely due to that trending towards low-quality stocks, which is currently less pronounced. A second impact on the Portfolio's relative performance was the financial services area. There again, many of the lower quality issues displayed the highest returns.

That said, the Portfolio achieved some dramatic absolute gains. In the basic industries sector, one holding --Freeport-McMoRan Copper & Gold Class B -- returned over 200% for the one-year period. This resulted from increases in the price of gold and copper. As a low-cost

Average Annual Total Returns*
Periods ended October 31, 2003
------------------------------------------------
One Year     Since Inception
37.52%       12.91%
------------------------------------------------

Growth of $10,000*

Small Cap Value Equity Portfolio
Russell 2000 Value Index

                          Dollar Value                    Russell 2000 Value
                          ------------                    ------------------
29-Mar-99                   $10,000                             $10,000
30-Apr-99                   $10,835                             $10,912
31-Oct-99                   $10,176                             $10,529
30-Apr-00                   $10,364                             $11,392
31-Oct-00                   $11,267                             $12,350
30-Apr-01                   $12,992                             $14,155
31-Oct-01                   $12,399                             $13,431
30-Apr-02                   $16,062                             $17,330
31-Oct-02                   $12,716                             $13,091
30-Apr-03                   $13,659                             $14,065
31-Oct-03                   $17,486                             $18,366


*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Russell 2000 Value Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

  An expense limitation was in effect for The Small-Cap Value Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

8 Delaware Pooled Trust o 2003 Annual Report producer of both, the company had significant leverage as the markets turned around. In technology, the Portfolio's best-performing stock was International Rectifier, a producer of semi-conductors. The company returned over 170% for us for the fiscal year. Another strong performer for the Portfolio was Pharmaceutical Resources, a generic drug manufacturer. It returned over 200% over the period.

In terms of individual stock selections that hurt us, Grey Wolf, a contract land driller for oil and gas, was down about 20% for the period. In spite of the fact that rig counts have gone up and oil and gas prices remain high, drillers have been unable to pass on significant price increases for their services. In Technology, DRS Technologies, a maker of electronic defense equipment, has been a poor performer. We sold part of our holdings and are continuing to evaluate our position in this stock. It was down about 27% during the year.

Throughout the fiscal period, we haven't significantly changed the weightings in the Portfolio. We continue to be overweight in basic industries, and are currently slightly overweight in technology. We remain intent on our overall strategy--focusing on cash flow and free cash flow from companies, believing that these factors determine the long-term winners in the market.

Portfolio Manager

Christopher S. Beck

Mr. Beck earned a bachelor's degree at the University of Delaware and an MBA degree at Lehigh University. He joined Delaware in 1997. Mr. Beck previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware and held management positions at Cypress Capital Management and Wilmington Trust Company. Mr. Beck is a CFA Charterholder.

Portfolio Profile
October 31, 2003

Total net assets ............................................  $3.5 million
Inception date ............................................. March 29, 1999
Asset composition (based on total net assets)
   Common stocks ................................................... 95.61%
   Investment company ............................................... 2.58%
   Cash equivalents and other net assets ............................ 1.81%
Number of holdings .................................................... 128

Industry composition (based on total net assets)

Basic Industry/Capital Goods         20.55%
Technology                           12.40%
Consumer Non-Durables                11.42%
Banking & Finance                    10.81%
Healthcare & Pharmaceuticals          6.90%
REITs                                 5.93%
Energy                                4.87%
Business Services                     4.83%
Insurance                             4.42%
Transportation                        4.31%
Consumer Durables                     3.72%
Investment Company                    2.58%
Consumer Products                     2.57%
Utilities                             1.62%
Consumer Services                     1.26%
Net Cash & Other Assets               1.81%


                                    2003 Annual Report o Delaware Pooled Trust 9

All-Cap Growth Equity:
Four Major Sectors of Portfolio Drive Strong Returns

The past fiscal year started with a rally that was fueled by bargain hunting in many of the stocks that had previously suffered the largest losses. The generally positive results of the war with Iraq and a warm reception to Congress' fiscal stimulus package continued the rally throughout the entire period. Size was a factor in overall returns with the small-capitalization Russell 2000 Growth Index outperforming the large cap Russell 1000 Growth Index by a considerable margin. Stocks generally considered to be of poor quality (e.g., those with low returns on equity) also outperformed during the period.

The All-Cap Growth Equity Portfolio also benefited in this environment--posting a strong 33.79% return for the one-year period ended October 31, 2003--and beat the 23.36% return of its benchmark, the Russell 3000 Growth Index. The Portfolio's returns were aided by strong stock selection in all four major sectors (i.e., consumer, healthcare, business services and technology). The Portfolio also received help from its larger relative concentration in small-capitalization stocks, which considerably outperformed larger ones, on average.

We believe technology stocks were the best overall performers during the period, as investor sentiment improved amid hopes about an increase in corporate capital spending. Network Appliance, Analog Devices, and Micrel are three technology stocks in the Portfolio that performed especially well, with the entire technology sector within the Portfolio returning over 60% on average for the period. Consumer-oriented stocks also did well during the year as consumer spending was aided by fiscal stimulus and low interest rates. Amazon.com and Centex were two of the Portfolio's biggest positive contributors to performance with each up over 100% during the year as a result of strong reported earnings and sales gains throughout the period.

Average Annual Total Returns*
Periods ended October 31, 2003
--------------------------------------------------
One Year      Since Inception
33.79%        (14.38)%
--------------------------------------------------

Growth of $10,000*

All-Cap Growth Equity Portfolio
Russell 3000 Growth Index

                          Dollar Value                 Russell 3000 Growth Index
                          ------------                 -------------------------
31-Mar-00                   $10,000                             $10,000
30-Apr-00                    $9,976                              $9,485
31-Jul-00                   $10,270                              $9,262
31-Oct-00                   $10,317                              $8,727
31-Jan-01                    $8,647                              $7,736
30-Apr-01                    $6,882                              $6,473
31-Jul-01                    $6,588                              $6,089
31-Oct-01                    $5,505                              $5,294
31-Jan-02                    $6,105                              $5,702
30-Apr-02                    $5,658                              $5,225
31-Jul-02                    $4,576                              $4,332
31-Oct-02                    $4,282                              $4,250
31-Jan-03                    $4,294                              $4,080
30-Apr-03                    $4,729                              $4,441
31-Jul-03                    $5,329                              $4,881
31-Oct-03                    $5,729                              $5,243


*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Russell 3000 Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

  An expense limitation was in effect for The All-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

10 Delaware Pooled Trust o 2003 Annual Report

Media companies, particularly radio-related stocks, performed poorly during the year, as the much-anticipated advertising rebound was slow to arrive. Westwood One was one of the biggest negative contributors to performance as it was impacted by the advertising climate.

Portfolio Manager

Gerald S. Frey

Mr. Frey received a bachelor's degree in Economics from Bloomsburg University. Before joining Delaware in 1996, he served as a Senior Director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

Portfolio Profile
October 31, 2003

Total net assets ............................................. $6.6 million
Inception date ............................................. March 31, 2000
Asset composition (based on total net assets)
   Common stocks ..................................................  77.13%
   Cash equivalents and other net assets ........................... 22.87%
Number of holdings ..................................................... 65

Industry composition (based on total net assets)

Healthcare & Pharmaceuticals              14.84%
Technology                                13.21%
Retail                                    11.35%
Banking & Finance                          7.75%
Business Services                          7.51%
Insurance                                  7.40%
Consumer Services                          6.53%
Consumer Non-Durables                      2.68%
Telecommunications                         2.52%
Consumer Durables                          1.59%
Cable, Media & Publishing                  0.92%
Transportation                             0.83%
Net Cash & Other Assets                   22.87%


                                   2003 Annual Report o Delaware Pooled Trust 11

Large-Cap Growth Equity:
Under Exposure to High - Flyers Limit One-Year Return to Approximately 19%

The generally positive results of the war with Iraq and a warm reception to Congress' fiscal stimulus package finally put an end to the stock market decline that started in March of 2000. The rally was fueled at first by bargain hunting in many of the stocks that had previously suffered the largest losses. Size was a factor in overall returns with the small-capitalization Russell 2000 Growth Index outperforming the large-cap Russell 1000 Growth Index by a considerable margin. Even within the Portfolio's benchmark, the Russell 1000 Growth Index, the smallest stocks did the best--with the smallest 25% of stocks (market capitalization less than $1.2 billion) returning on average considerably more than all other stocks in the index. Stocks generally considered to be of poor quality (e.g., those with low returns on equity) also outperformed during the period.

In this environment, the Large-Cap Growth Equity Portfolio gained 18.47% for the 12-month period ending October 31, 2003. The Portfolio's returns, however, fell short of its Russell benchmark, which posted a 21.81% return over the same period. We attribute the Portfolio's underperformance to poor stock selection in the financial and business services sectors as well as an underexposure to the type of stocks that performed best; those with the smallest market capitalizations and poorest earnings and balance sheet quality.

Technology stocks were the best overall performers during the fiscal year as investor sentiment improved amid hopes about an increase in corporate capital spending. Cisco Systems, Analog Devices, and Xilinx are three of the technology stocks in the Portfolio that performed well,

Average Annual Total Returns*
Periods ended October 31, 2003
-------------------------------------------
One Year    Since Inception
18.47%      (18.00)%
-------------------------------------------

Growth of $10,000*

Large-Cap Growth Equity Portfolio
Russell 1000 Growth Index

                          Dollar Value                    Russell 1000 Growth
                          ------------                    -------------------
31-Oct-00                   $10,000                             $10,000
31-Jan-01                    $9,077                              $8,826
30-Apr-01                    $7,828                              $7,356
31-Jul-01                    $6,991                              $6,903
31-Oct-01                    $5,989                              $6,005
31-Jan-02                    $6,498                              $6,453
30-Apr-02                    $6,238                              $5,877
31-Jul-02                    $4,817                              $4,918
31-Oct-02                    $4,651                              $4,827
31-Jan-03                    $4,539                              $4,622
30-Apr-03                    $4,930                              $5,033
31-Jul-03                    $5,214                              $5,491
31-Oct-03                    $5,511                              $5,880


*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Russell 1000 Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

  An expense limitation was in effect for The Large-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

12 Delaware Pooled Trust o 2003 Annual Report with the entire technology sector of the Portfolio returning over 60% on average for the fiscal period.

Newell Rubbermaid and Baxter International were two of the biggest negative contributors to performance during the period as each reported disappointing sales and earnings. We exited out of both stocks as a result of the disappointing news.

Portfolio Managers

Francis J. Houghton, Jr.

Prior to joining Delaware's affiliate, Lynch & Mayer in 1990 (merged into Delaware Investment Advisers in 2000), Mr. Houghton was Chairman of BMI Capital Corp. (1984-1990); Portfolio Manager, Neuberger & Berman (1977-1984); Partner, Member of the Executive Committee and Director of Research, Oppenheimer & Co., Inc. (1969-1977); Vice President and Portfolio Manager, J.M. Hartwell & Co. (1967-1969). He received a BBA from Manhattan College and attended NYU Graduate School of Business Administration.

Gerald S. Frey

Mr. Frey received a bachelor's degree in Economics from Bloomsburg University. Before joining Delaware in 1996, he served as a Senior Director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

Portfolio Profile
October 31, 2003

Total net assets ............................................. $1.1 million
Inception date ........................................... October 31, 2000
Asset composition (based on total net assets)
   Common stocks ................................................... 98.71%
   Cash equivalents and other net assets ............................ 1.29%
Number of holdings ..................................................... 59

Industry composition (based on total net assets)

Healthcare & Pharmaceuticals                  17.17%
Banking & Finance                             11.53%
Technology                                    11.39%
Cable, Media & Publishing                     11.23%
Retail                                        10.42%
Computers & Technology                         5.85%
Telecommunications                             4.80%
Electronics & Electrical Equipment             4.68%
Leisure, Lodging & Entertainment               3.77%
Business Services                              3.58%
Food, Beverage & Tobacco                       3.08%
Energy                                         2.56%
Transportation & Shipping                      1.97%
Insurance                                      1.79%
Aerospace & Defense                            1.62%
Consumer Services                              1.57%
Internet Services                              1.00%
Consumer Products                              0.70%
Net Cash & Other Assets                        1.29%

                                   2003 Annual Report o Delaware Pooled Trust 13

Mid-Cap Growth Equity:
Technology Led Broad, Strong Gains in the Portfolio

The past fiscal year saw stocks finally end the decline that started in March 2000. The rally was fueled at first by bargain hunting in many of the stocks that had previously suffered the largest losses. The generally positive results of the war with Iraq and a warm reception to Congress' fiscal stimulus package sustained the rally throughout the latter half of the year.

The Mid-Cap Growth Equity Portfolio was also up for the year, returning 31.84% for the 12-month period ending October 31, 2003. That performance, however, trailed the 39.30% return of the benchmark, the Russell Midcap Growth Index. The Portfolio's gains were hindered, on a relative basis, by poor stock selection in the financial and consumer sectors as well as being underexposed to the type of stocks that performed best; those with the smallest market capitalizations and poorest earnings and balance sheet quality.

Gains during the year were widespread, with all sectors of the Russell Midcap Growth Index posting double-digit returns. Technology stocks were the best overall performers during the fiscal year as investor sentiment improved amid hopes about an increase in corporate capital spending. Network Appliance and VERITAS Software are among our technology holdings that that were up significantly during the year based on the improving sentiment. Consumer-oriented stocks also did well during the 12-month period as consumer spending was aided by fiscal stimulus and low interest rates. Centex, Royal Caribbean Cruises and Amazon.com all returned over 60% during period.

Jones Apparel and Accredo Health were two of the biggest negative contributors to performance during the fiscal year as each reported disappointing sales and earnings. We exited out of both stocks during the year as a result of the disappointing news.

Average Annual Total Returns*
Periods ending October 31, 2003
----------------------------------------------------
One Year    Five Years    Ten Year
31.84%      9.33%         9.75%
----------------------------------------------------

Growth of $10,000*

Mid Cap Growth Equity Portfolio
Russell Midcap Growth Index

                          Dollar Value                  Russell MidCap Growth
                          ------------                  ---------------------
31-Oct-93                   $10,000                             $10,000
31-Oct-94                   $10,033                             $10,254
31-Oct-95                   $12,000                             $12,739
31-Oct-96                   $14,303                             $15,026
31-Oct-97                   $15,997                             $18,724
31-Oct-98                   $16,231                             $19,180
31-Oct-99                   $24,140                             $26,404
31-Oct-00                   $37,141                             $36,616
31-Oct-01                   $21,668                             $20,951
31-Oct-02                   $19,235                             $17,260
31-Oct-03                   $25,359                             $24,043


*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Russell Midcap Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment.

  An expense limitation was in effect for The Mid-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

14  Delaware Pooled Trust o 2003 Annual Report

Portfolio Managers

Gerald S. Frey

Mr. Frey received a bachelor's degree in Economics from Bloomsburg University. Before joining Delaware in 1996, he served as a Senior Director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

John A. Heffern

Mr. Heffern earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. He joined Delaware in 1997. He previously was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Portfolio Profile
October 31, 2003

Total net assets ............................................ $13.9 million
Inception date .......................................... February 27, 1992
Asset composition (based on total net assets)
   Common stocks ................................................... 98.67%
   Cash equivalents and other net assets ............................ 1.33%
Number of holdings ..................................................... 69

Industry composition (based on total net assets)

Electronics & Electrical Equipment      15.40%
Retail                                  14.00%
Healthcare & Pharmaceuticals            12.98%
Insurance                               12.83%
Leisure, Lodging & Entertainment         9.30%
Banking & Finance                        5.93%
Commercial Services & Supplies           4.87%
Computers & Technology                   4.80%
REITs                                    3.90%
Transportation                           2.81%
Business Services                        2.78%
Building & Materials                     2.73%
Telecommunications                       2.38%
Industrial Machinery                     1.24%
Environmental Services                   1.19%
Energy                                   0.78%
Textiles, Apparel & Furniture            0.75%
Net Cash & Other Assets                  1.33%


                                   2003 Annual Report o Delaware Pooled Trust 15

Small-Cap Growth Equity:
Small-Cap Orientation & Tech Weighting Helped, but Portfolio
Lagged Index

Small-capitalization stocks roared back during the past fiscal year, bolstered at first by bargain hunting in many of the stocks that had previously suffered the largest losses. The generally positive results of the war with Iraq and a warm reception to Congress' fiscal stimulus package sustained the rally throughout the latter half of the year. The small-capitalization Russell 2000 Growth Index was the best performer among the different Russell growth indices, followed by the Russell Midcap Growth Index and then the large-capitalization Russell 1000 Growth Index. Stocks generally considered to be of poor quality (e.g., those with low returns on equity) also outperformed during the year.

In this environment, the Small-Cap Growth Equity Portfolio posted gains of 32.18% for the 12-month period ending October 31, 2003. The Portfolio, however, lagged its benchmark, the Russell 2000 Growth Index, which returned 46.56% over the same period. The Portfolio's returns were hurt on a relative basis by poor stock selection in the consumer services and healthcare sectors as well as being underexposed to the type of stocks that performed best; those with the smallest market capitalizations and poorest earnings and balance sheet quality.

Gains during the fiscal year were widespread, with all sectors of the Russell 2000 Growth Index postingdouble-digit gains. Technology stocks were the best overall performers during the year as investor sentiment improved amid hopes about an increase in corporate capital spending. Tekelec and Micrel are two technology stocks in the fund that each were up significantly during the year based on the improving sentiment. Consumer-oriented stocks also did well during the year as consumer spending was aided by fiscal stimulus and low interest

Average Annual Total Returns*
Periods ended October 31, 2003
---------------------------------------------------------
One Year   Five Years    Since Inception
32.18%     9.55%         11.46%
---------------------------------------------------------

Growth of $10,000*

Small Cap Growth Equity Portfolio
Russell 2000 Growth Index

                          Dollar Value                  Russell 2000 Growth
                          ------------                  -------------------
15-Sept-98                  $10,000                         $10,000
31-Oct-98                   $11,058                         $11,588
30-Apr-99                   $13,714                         $14,570
31-Oct-99                   $16,733                         $14,981
30-Apr-00                   $23,989                         $19,143
31-Oct-00                   $24,693                         $17,403
30-Apr-01                   $17,031                         $14,385
31-Oct-01                   $14,646                         $11,920
30-Apr-02                   $16,392                         $13,159
31-Oct-02                   $13,200                          $9,349
30-Apr-03                   $14,333                         $10,067
31-Oct-03                   $17,448                         $13,702


* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Russell 2000 Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

  An expense limitation was in effect for The Small-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

16 Delaware Pooled Trust o 2003 Annual Report rates. Coach and D.R. Horton were the Portfolio's two biggest positive contributors to performance,with each up over 100% during the year as a result of strong reported earnings and sales gains throughout the period.

Cerner and Too were the two biggest negative contributors to performance during the fiscal year, as each reported disappointing sales and earnings. We exited out of both stocks during the year as a result of the disappointing news.

Portfolio Managers

Gerald S. Frey

Mr. Frey received a bachelor's degree in Economics from Bloomsburg University. Before joining Delaware in 1996, he served as a Senior Director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

Marshall T. Bassett

Mr. Bassett joined Delaware in 1997. In his most recent position, he served as a Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Before that, he was a Trust Officer at Sovran Bank and Trust Company. He holds bachelor's and MBA degrees from Duke University.

Portfolio Profile
October 31, 2003

Total net assets ...........................................  $94.2 million
Inception date ......................................... September 15, 1998
Asset composition (based on total net assets)
   Common stocks ................................................... 94.03%
   Cash equivalents and other net assets ............................ 5.97%
Number of holdings ..................................................... 86

Industry composition (based on total net assets)

Consumer Services                              17.28%
Technology                                     14.65%
Consumer Non-Durables                          12.67%
Healthcare & Pharmaceuticals                   12.64%
Banking & Finance                               8.62%
Consumer Durables                               7.73%
Business Services                               7.48%
Insurance                                       6.11%
Basic Industry/Capital Goods                    3.46%
Transportation                                  2.13%
Energy                                          1.26%
Net Cash & Other Assets                         5.97%

                                   2003 Annual Report o Delaware Pooled Trust 17

Real Estate Investment Trust II:
Improving Fundamentals Help Fuel REITs

Improving real estate fundamentals, combined with new money entering the market, helped propel REITs' performance over the 12-month period ending October 31, 2003. The Real Estate Investment Trust Portfolio II achieved returns of 31.00% over the period. The Portfolio's benchmark, the NAREIT Equity REIT Index, posted gains of 33.93% over the same period.

The flight of investors toward low-quality issues throughout the period, also seen in other sectors of the U.S. markets, was one factor in the Portfolio's relative underperformance. A second factor has been the impact of sectoral weighting and security selection, most prominently our overweighting in office and hotels, and underweighting in healthcare.

In both office and hotels, we bought at great prices in front of the impact of the recovery. With office securities, we were early, but are now beginning to see signs of improved performance. Similarly, our assessment was that hotels would rebound, which they did strongly during the latter part of the fiscal period. This sector has been highly volatile throughout the year. Looking back over the full year, our overweighting and some of our stock selection in hotels did not work well for us.

One Office stock where we chose well was CarrAmerica Realty. We've held a significant overweighting in this stock, which is up about 36% for the fiscal year. On the downside, our bet on Equity Office Properties Trust tugged down our index-relative performance. Although up about 26%, it underperformed the sector as a whole.

Healthcare, which was a strongly-performing sector for REITs, represents about 5.5% of the Index. The markets liked healthcare a lot, but it did not represent great value

Average Annual Total Returns*
Periods ended October 31, 2003
-----------------------------------------------------------
One Year   Five Years     Since Inception
31.00%     13.94%         9.09%
-----------------------------------------------------------

Growth of $10,000*

Real Estate Investment Trust Portfolio II
NAREIT Equity REIT Index

                          Dollar Value                       NAREIT EQUITY
                          ------------                       -------------
3-Nov-97                    $10,000                              10,000
30-Apr-98                   $10,067                              10,068
31-Oct-98                    $8,773                               8,720
30-Apr-99                    $9,423                               8,989
31-Oct-99                    $8,590                               8,106
30-Apr-00                    $9,743                               8,990
31-Oct-00                   $10,805                               9,588
30-Apr-01                   $11,786                              10,685
31-Oct-01                   $12,001                              10,958
30-Apr-02                   $14,337                              12,931
31-Oct-02                   $12,860                              11,656
30-Apr-03                   $14,129                              12,921
31-Oct-03                   $16,846                              15,611

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The NAREIT Equity REIT Index is an unmanaged composite and a theoretical measure of the performance of real estate investment trust stocks in aggregate rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

  An expense limitation was in effect for The Real Estate Investment Trust Portfolio II during the periods shown. Performance would have been lower if the expense limitation was not in effect.

  Funds such as The Real Estate Investment Trust Portfolio II that concentrate investments on one industry may involve greater risks than more diversified funds, including a greater potential for volatility.

18 Delaware Pooled Trust o 2003 Annual Report for the Portfolio. Our view has been that the stocks weren't sufficiently cheap to discount the risks posed by difficult fundamentals. Nationwide Health Properties, our sole Healthcare holding, realized gains of about 13%.

Good stock selection along with overweighting in retail strip centers and mall REITs helped us outperform our index in these sectors. The fundamentals for these REITs were strong throughout the period. In fact, they've seen no falloff during the economic doldrums of the past three years--if anything, performance kept getting better. Outlet centers as a group had strong gains; the fundamentals are exceptionally solid. We hold about a 3.2% weighting in large Developers Diversified Realty, an active developer and acquirer. The stock was up just shy of 50% for the fiscal year. In regional malls, one highlight has been General Growth Properties, where we hold about a 4.7% weight. It was up about 70%.

Strong recent performance helps to validate the argument to be made for REITs to continue as part of diversified portfolios. But they shouldn't be bought for performance alone. Their strongest benefits come from their total return aspects, in terms of diversification, high yield and current income potential.

Portfolio Manager

Damon J. Andres

Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware in 1994, Mr. Andres performed investment-consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA Charterholder.

Portfolio Profile
October 31, 2003

Total net assets ............................................ $38.3 million
Inception date ........................................... November 4, 1997
Asset composition (based on total net assets)
   Common stocks ................................................... 94.20%
   Cash equivalents and other net assets ............................ 5.80%
Number of holdings ..................................................... 35

Industry composition (based on total net assets)

Office REITs                               21.24%
Mall REITs                                 17.23%
Retail Strip Centers REITs                 13.20%
Multifamily REITs                          10.25%
Office/Industrial REITs                     7.91%
Diversified REITs                           7.20%
Hotel REITs                                 5.47%
Industrial REITs                            4.64%
Real Estate Operating Companies             4.25%
Manufactured Housing REITs                  1.45%
Healthcare REITs                            1.36%
Net Cash & Other Assets                     5.80%

                                   2003 Annual Report o Delaware Pooled Trust 19

Intermediate Fixed Income:
Prudent Strategies Paid Off

The strategies implemented in the Intermediated Fixed Income Portfolio worked well in 2003. During the 12 months ending October 31, 2003, the Portfolio returned 6.83%, exactly 140 basis points ahead of its benchmark, the Lehman Brothers Intermediate Government/Credit Index, which returned 5.43%.

The credit markets began recovering last year in October 2002. We noticed intense cost consciousness among corporations, with management focused on shoring up their balance sheets to stabilize their credit ratings and, if possible, improve them. During the 12-month period, both the stock and bond markets recognized the improvement in credit fundamentals, as well as a favorable economic environment. These factors provided the foundation for excellent performance in the investment-grade corporate bond sector.

The Portfolio was structured to take advantage of these conditions. We were overweighted in our corporate exposure, which helped. And within the corporate sector, we were overweighted the BBB category, which significantly outperformed securities with higher ratings.

We also carried a 20.92% exposure to mortgage-backed securities (MBS), which are not represented in our benchmark index. This was a difficult period for MBS, as historically low interest rates triggered a high level of prepayment activity. We successfully defended against the extension risk in this sector, by overweighting 15-year securities and investing in structured products, which have borrower or lender characteristics designed to dampen the effects of refinancing. These exposures provided a yield premium to the MBS index, as well as price appreciation--in spite of rising rates.

Other strategies that resulted in outperformance included: a 14% exposure to asset-backed securities; 4% in Treasury Inflation Protected Securities (TIPS); and 3% in commercial mortgage-backed securities. The asset-backed positions provided a yield premium, especially in the short maturity sectors of the index. The TIPS helped

Average Annual Total Returns*
Periods ending October 31, 2003
--------------------------------------------------------
One Year    Five Years     Since Inception
6.83%       6.32%          6.53%
--------------------------------------------------------

Growth of $10,000*

Intermediate Fixed Income Portfolio
Lehman Brothers Intermediate Government/Credit Index

                                                   Lehman Brothers Intermediate
                          Dollar Value               Government/Credit Index
                          ------------           ------------------------------
12-Mar-96                   $10,000                        $10,000
31-Oct-96                   $10,407                        $10,368
31-Oct-97                   $11,145                        $11,145
31-Oct-98                   $11,915                        $12,161
31-Oct-99                   $12,064                        $12,281
31-Oct-00                   $12,908                        $13,074
31-Oct-01                   $14,637                        $14,937
31-Oct-02                   $15,175                        $15,821
31-Oct-03                   $16,213                        $16,680


* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Intermediate Government/Credit Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

  An expense limitation was in effect for The Intermediate Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

20 Delaware Pooled Trust o 2003 Annual Report with good performance in a time of rising rates. And the commercial mortgage-backed product also helped with high quality AAA exposure that offered a yield premium.

As reported above, the market rewarded our sector weighting strategies during the period. In terms of security selection, obviously, not every individual credit performed equally well. However, this Portfolio is highly diversified so that no single position will significantly impact overall performance.

Portfolio Managers

Stephen R. Cianci

Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA Charterholder.

Paul Grillo

Mr. Grillo holds a bachelor's degree in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware in 1993, he served as Mortgage Strategist and Trader at Dreyfus Corporation. He also served as Mortgage Strategist, Portfolio Manager, and Financial Analyst at Chemical Bank. Mr. Grillo is a CFA Chartholder.

Portfolio Profile
October 31, 2003

Total net assets ............................................. $2.3 million
Inception date ............................................  March 12, 1996
Number of holdings .................................................... 148

Asset composition (based on total net assets)

Corporate Bonds                                   40.88%
Asset-Backed Securities                           13.87%
Agency Mortgage-Backed Securities                 10.91%
Collateralized Mortgage Obligations                8.80%
Foreign Bonds                                      8.53%
U.S. Treasury Obligations                          7.86%
Agency Obligations                                 2.40%
Preferred Stock                                    1.94%
Agency Collateralized Mortgage Obligations         1.21%
Net Cash & Other Assets                            3.60%

                                   2003 Annual Report o Delaware Pooled Trust 21

High-Yield Bond:
One of the Best Years on Recent Record

The year 2003 was one of best years for high-yield bonds since the end of the Milken era. During the 12-month period ending October 31, 2003, the asset class, as measured by the Citigroup (formerly Salomon Smith Barney) High-Yield Cash-Pay Index, returned 35.29%. The Portfolio outperformed the index by 458 basis points, with a 36.87% return.

Due to improving economic fundamentals, investors were willing to take on more credit risk. In this environment, lower-tier credits outperformed. At Delaware, our process is research driven, and staffed with a large team of experienced analysts. Thus, we are able to add value through our fundamental research on specific credits, which enables us to overweight lower-tier sectors with a high degree of confidence.

Last year, companies were able to rectify much of the damage done during the recession. In general, we saw a cleaning up of balance sheets. Low interest rates enabled companies to decrease their leverage and lengthen maturity schedules. These two factors signaled that the risk of defaults should decline towards their historical average of 2-4%. As a result, high-yield bonds became a hot asset class, attracting a record level of inflows and fueling well-above-average returns.

Our bottom-up process led us to relative values in the utilities and cable sectors. Companies in these two industries had underperformed during the prior two years due to over leverage and over capacity in unregulated markets. Companies in these sectors have large capital structures--a situation that provides good opportunities for our analytical approach. As the economy recovered, we were able to find attractively priced credits in the capital structures of utility and energy companies such as Calpine, Williams and El Paso Natural Gas, which were our three top performers for the year. In the cable and

Average Annual Total Returns*
Periods ending October 31, 2003
--------------------------------------------------------------
One Year    Five Years     Since Inception
36.87%      5.59%          6.57%
--------------------------------------------------------------

Growth of $10,000*

High-Yield Bond Portfolio
Citigroup High-Yield Cash-Pay Index

                          Dollar Value             Citigroup High Yield Cash Pay
                          ------------             -----------------------------
2-Dec-96                    $10,000                          $10,000
30-Apr-97                   $10,528                          $10,317
31-Oct-97                   $11,792                          $11,195
30-Apr-98                   $12,762                          $11,929
31-Oct-98                   $11,827                          $11,373
30-Apr-99                   $12,474                          $12,224
31-Oct-99                   $11,703                          $11,727
30-Apr-00                   $12,382                          $11,715
31-Oct-00                   $12,173                          $11,647
30-Apr-01                   $11,683                          $12,060
31-Oct-01                   $11,600                          $11,910
30-Apr-02                   $12,313                          $12,766
31-Oct-02                   $11,341                          $11,213
30-Apr-03                   $14,039                          $13,986
31-Oct-03                   $15,523                          $15,171

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Citigroup High-Yield Cash-Pay Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

  An expense limitation was in effect for The High-Yield Bond Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

22 Delaware Pooled Trust o 2003 Annual Report telecommunications sectors, Qwest and Charter Communications also made significant contributions to our outperformance.

That said, high-yield bonds remain a risky asset class. Another utility company, Mirant, filed for bankruptcy protection as it could not come to an agreement with its bank to restructure its debt. As a result, we are no longer receiving coupon payments. We have not yet lost any principal on this investment, and we anticipate a reasonable settlement will enable Mirant to resume servicing its debt.

In the current market environment, we are encouraged by the fundamental picture. Companies' balance sheets appear to be appropriately leveraged, with management exercising fiscal restraint. We are finding many companies in our sector with solid earnings. At present, the average coupon from high-yield bonds is approximately 8%, which represents an attractive premium over Treasuries and other investment-grade fixed-income securities.

Portfolio Managers

Timothy L. Rabe

Mr. Rabe received a bachelor of science degree in Finance from University of Illinois. Prior to joining Delaware in 2000, Mr. Rabe was a High Yield Portfolio Manager for Conseco Capital Management. He also worked as a Tax Analyst for The Northern Trust Company. Mr. Rabe is a CFA Charterholder.

Portfolio Profile
October 31, 2003

Total net assets ............................................. $5.1 million
Inception date ........................................... December 2, 1996
Number of holdings .................................................... 163

Industry composition (based on total net assets)

Cable, Media & Publishing                      10.35%
Utilities                                      10.09%
Telecommunications                              9.06%
Energy                                          7.51%
Foreign Bonds                                   6.10%
Food, Beverage & Tobacco                        4.34%
Chemicals                                       4.31%
Retail                                          4.03%
Banking, Finance & Insurance                    3.75%
Leisure, Lodging & Entertainment                3.67%
Consumer Products                               2.50%
Building & Materials                            2.41%
Computers & Technology                          2.24%
Packaging & Containers                          2.09%
Transportation & Shipping                       2.08%
Home Builders                                   2.06%
Automobiles & Automotive Parts                  2.02%
Healthcare & Pharmaceuticals                    1.87%
Environmental Services                          1.81%
Aerospace & Defense                             1.53%
Paper & Forest Products                         1.52%
Industrial Machinery                            1.42%
Consumer Services                               1.40%
Miscellaneous                                   6.35%
Net Cash & Other Assets                         5.49%

                                   2003 Annual Report o Delaware Pooled Trust 23

Core Plus Fixed Income:
Extra Credit Risk Rewarded in 2003

The investments in the "plus sectors" of the credit markets--high-yield and emerging-market bonds--paid off handsomely for the Core Plus Fixed Income Portfolio in 2003. The Portfolio returned 9.01%, compared to the 4.91% return of the Lehman Brothers Aggregate Bond Index, during the 12 months ending October 31, 2003.

The plus sector of the Portfolio currently consists of allocations of 9% to high-yield credits and 4.3% to dollar-denominated emerging market debt. The remaining 86.7% is managed in tandem with the Intermediate Fixed Income Portfolio. By assuming the added risk of the plus sectors, investors were rewarded with an excess return of 2.18% compared to the Intermediate Fixed Income Portfolio.

In general, the same factors contributed to the success of both Portfolios. 2003 was a year in which lower-quality bonds outperformed those of higher quality. Corporates outperformed Treasuries and, within the corporate sector, lower-rated securities outperformed as well. This trend carried over, emphatically, into the high-yield and emerging markets sectors.

The Portfolio was structured to take advantage of these conditions. We were overweighted in our corporate exposure, which helped. And within the corporate sector we were overweighted in the BBB category, which significantly outperformed securities with higher ratings.

We also carried an exposure to mortgage-backed securities (MBS), which are not represented in our benchmark index. This was a difficult period for MBS, as historically low interest rates triggered a high level of prepayment activity. We successfully defended against the extension risk in this sector, by overweighting 15-year securities and investing in structured products, which have borrower or lender characteristics designed to dampen the effects of refinancing. These exposures provided a yield premium to the MBS index, as well as price appreciation--in spite of rising rates.

Average Annual Total Returns*
Periods ending October 31, 2003
--------------------------------------------
One Year      Since Inception
9.01%         9.41%
--------------------------------------------

Growth of $10,000*

Core Plus Fixed Income Portfolio
Lehman Brothers Aggregate Bond Index

                          Dollar Value      Lehman Brothers Aggregate Bond Index
                          ------------      ------------------------------------
28-Jun-02                   $10,000                     $10,000
31-Jul-02                   $10,105                     $10,120
31-Oct-02                   $10,352                     $10,410
31-Jan-03                   $10,648                     $10,631
30-Apr-03                   $11,045                     $10,859
31-Jul-03                   $10,900                     $10,668
31-Oct-03                   $11,286                     $10,921

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Aggregate Bond Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

  An expense limitation was in effect for The Core Plus Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

24 Delaware Pooled Trust o 2003 Annual Report

Other strategies that resulted in outperformance included exposures to asset-backed securities, Treasury Inflation Protected Securities (TIPS) and commercial mortgage-backed securities. The asset-backed positions provided a yield premium, especially in the short maturity sectors of the index. The TIPS helped with good performance in a time of rising rates. And the commercial mortgage-backed product also helped with high quality AAA exposure that offered a yield premium.

As reported above, the market rewarded our sector weighting strategies during the period. In terms of security selection, obviously, not every individual credit performed equally well. However, this Portfolio is highly diversified so that no single position will significantly impact overall performance.

In the current environment, we are finding that yields have compressed, and opportunities in the BBB and high-yield sectors are growing harder to find. The Portfolio now has a 5.3% yield to maturity, which represents an attractive premium over that of Treasuries at 3.5%. We are looking for relative value opportunities to move the Portfolio higher in quality.

Portfolio Managers

Stephen R. Cianci

Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA Charterholder.

Paul Grillo

Mr. Grillo holds a bachelor's degree in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware in 1993, he served as Mortgage Strategist and Trader at Dreyfus Corporation. He also served as Mortgage Strategist, Portfolio Manager, and Financial Analyst at Chemical Bank. Mr. Grillo is a CFA Charterholder.

Timothy L. Rabe

Mr. Rabe received a bachelor of science degree in Finance from University of Illinois. Prior to joining Delaware in 2000, Mr. Rabe was a High-Yield Portfolio Manager for Conseco Capital Management. He also worked as a Tax Analyst for The Northern Trust Company. Mr. Rabe is a CFA Charterholder.

Upender V. Rao

Mr. Rao received his MBA from the University of Michigan's Business School and his undergraduate degree in Engineering from Indian Institute of Technology, Madras, India. Prior to joining Delaware in 2000, he served as head of emerging markets research and trading at Conseco Capital Management. Mr Rao is a CFA Charterholder.

Portfolio Profile
October 31, 2003

Total net assets ............................................  $7.4 million
Inception date .............................................. June 28. 2002
Number of holdings .................................................... 230

Asset composition (based on total net assets)*

Corporate Bonds                                 36.32%
Agency Mortgage-Backed Securities               28.62%
Agency Obligations                              14.03%
Foreign Bonds                                    8.53%
U.S. Treasury Obligations                        8.14%
Collateralized Mortgage Obligations              7.87%
Asset-Backed Securities                          5.55%
Agency Collateralized Mortgage Obligations       2.82%
Preferred Stock                                  1.43%
Municipal Bonds                                  1.36%
Commerical Mortgage-Backed Securities            0.30%
Warrants                                         0.01%

* Asset composition includes liabilities net of receivables and other assets of (14.98%).

                                   2003 Annual Report o Delaware Pooled Trust 25

Global Equity:
Robust Recovery in 2003

Global equity markets performed well last over the past 12 months, as a robust business recovery overcame uncertainties that included the outbreak of a new disease in Asia, a war in the Middle East, controversies over labor in Europe and growing trade deficits in the United States. The Global Equity Portfolio returned 26.26%, substantially ahead of its benchmark, the MSCI World Index, which gained 23.71% for the 12-month period ending October 31, 2003. Given the Portfolio's defensive nature, it performed extremely well in such a strong market.

The Portfolio's strategy is driven by Delaware's dividend discount model, which helps us establish relative value both in various countries' markets and in individual stocks. This analysis led us to a slight underweighting in the U.S. and Canada; North American stocks had already benefited from a strong recovery and appeared overvalued. We also maintained an underweighting in Japan. We remain unconvinced that the government has the conviction to implement necessary reforms, particularly in the financial sector, which, we believe, limits the upside potential for Japanese equities.

During the period, we found good opportunities throughout Australasia. Australia and New Zealand remain particularly attractive, despite the appreciation of their currencies. We also maintained a slight overweight in Europe, though this varied considerably by country. We favored the larger markets of France, Germany, Spain and the UK, at the expense of the Scandinavian countries and Switzerland. We find the UK particularly attractive due to its flexible labor markets, strong export-led companies and generally good valuations.

Our bottom-up process successfully identified attractive opportunities throughout the region. Our position in Banca Intesa, based in Italy, appreciated by 105% in U.S. dollar terms over the 12-month period, as investors recognized the progress they made in implementing their restructuring plan. Germany-based HVB Group (a.k.a. Bayerische Hypo-Und Vereinsbank) is another bank holding that performed exceptionally well during the period. HVB benefited from restructuring to address its capital position, spinning off Hypo Real Estate and improving margins in Germany. Our position in British Airways also did well, as the company's cost cutting

Average Annual Total Returns*
Periods ended October 31, 2003
----------------------------------------------------
One Year   Five Years     Since Inception
26.26%     2.10%          2.31%
----------------------------------------------------

Growth of $10,000*

Global Equity Portfolio
MSCI World Index (net)

                         Dollar Value                   MSCI World Index (net)
                         ------------                   ----------------------
15-Oct-97                   $10,000                              10,000
30-Apr-98                   $10,892                             $11,300
31-Oct-98                   $10,346                             $10,900
30-Apr-99                   $11,672                             $13,100
31-Oct-99                   $11,082                             $13,600
30-Apr-00                   $11,108                             $14,700
31-Oct-00                   $10,993                             $13,800
30-Apr-01                   $11,321                             $12,300
31-Oct-01                    $9,908                             $10,300
30-Apr-02                   $10,744                             $10,600
31-Oct-02                    $9,094                              $8,700
30-Apr-03                    $9,588                              $9,100
31-Oct-03                   $11,482                             $10,800

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The MSCI World Index (net) is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

  An expense limitation was in effect for The Global Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio also charges a 0.40% purchase reimbursement fee and a 0.30% redemption reimbursement fee: these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

26 Delaware Pooled Trust o 2003 Annual Report measures helped spur an emphatic rebound from the post-9/11 industry-wide sell-off.

Investments that detracted from performance were the U.S. consumer products company, Newell Rubbermaid, and the Japanese pharmaceutical, Takeda Chemical Industries. Newell Rubbermaid declined 27% due to slowing sales growth. Takeda suffered from the cancellation of a diabetes drug that was in phase II clinical trials.

Currency effects were also important during the period. Our overweighting of the Australian dollar and underweighting of the U.S. dollar both helped the Portfolio's performance. At present, our models show that the British pound is significantly overvalued. Thus, we have initiated a program that hedges some of our exposure in this area.

Finally, we have noted that the cycle of falling interest rates appears to have run its course and has already turned in Australia, and the UK companies will now have to perform without the impetus of falling rates. By following our investment discipline, we will look to find and own companies that can do well in this stage of the business cycle.

Portfolio Managers

Robert L. Arnold

Mr. Arnold earned a bachelor's degree in Economics from Carnegie Mellon University and an MBA in Finance and Business Strategy from the University of Chicago. Prior to joining Delaware in 1992, he was involved in strategic analysis assignments for the Office of the Chairman at Chemical Banking Corporation. Earlier in his career, Mr. Arnold was a management consultant at Arthur Young & Co.

Elizabeth A. Desmond

Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware in spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA Charterholder.

Emma R.E. Lewis

Ms. Lewis is a graduate of Pembroke College, Oxford University where she completed her Masters in Philosophy and Theology. She joined Delaware in 1995, assuming analytical responsibilities in the Pacific Basin team and is currently a portfolio manager of international portfolios.

Portfolio Profile
October 31, 2003

Total net assets ............................................. $3.4 million
Inception date ........................................... October 15, 1997
Asset composition (based on total net assets)
   Common stocks .................................................. 100.29%
   Net Liabilities ................................................. -0.29%
Number of holdings ..................................................... 70

Geographic composition (based on total net assets)

United States                            32.46%
United Kingdom                           18.84%
Australia                                 9.20%
Netherlands                               5.32%
Japan                                     5.27%
Germany                                   5.06%
France                                    5.03%
Spain                                     4.25%
Hong Kong                                 2.93%
Italy                                     2.64%
Singapore                                 2.04%
New Zealand                               1.42%
Malaysia                                  1.29%
Republic of Korea                         1.27%
South Africa                              1.17%
Belgium                                   1.09%
Finland                                   1.01%

                                   2003 Annual Report o Delaware Pooled Trust 27

International Equity:
Attractive Opportunities Abundant in 2003

International equity markets performed well over the past 12 months, as a robust business recovery overcame uncertainties that included the outbreak of a new disease in Asia, a war in the Middle East, controversies over labor in Europe and growing trade deficits in the United States. The International Equity Portfolio (Original Class) returned 28.50%, ahead of its benchmark, the MSCI EAFE Index, which gained 27.03% for the 12-month period ending October 31, 2003. Given the Portfolio's defensive nature, it performed extremely well in such a strong market.

The Portfolio's strategy is driven by Delaware's dividend discount model, which helps us establish relative value both in various countries' markets and in individual stocks. This analysis led us to maintain an underweighting in Japan. We remain unconvinced that the government has the conviction to implement necessary reforms, particularly in the financial sector, which, we believe, limits the upside potential for Japanese equities.

During the period, we found good opportunities throughout the European markets of Spain, Netherlands, and the UK, at the expense of the Scandinavian countries and Switzerland. We find the UK particularly attractive due to its flexible labor markets, strong export-led companies and generally good valuations.

Our bottom-up process successfully identified attractive opportunities throughout the region. Our position in Banca Intesa, based in Italy, appreciated by 105% in U.S. dollar terms over the 12-month period, as investors recognized the progress they made in implementing their restructuring plan. Germany-based HVB Group (a.k.a. Bayerische-Und Vereinsbank)is another bank holding that had exceptional gains during the period. HVB benefited from restructuring to address its capital position, spinning off Hypo Real Estate Holding and improving margins in Germany. Our position in British Airways also did well, as the company's cost cutting measures helped spur an emphatic rebound from the post-9/11 industry-wide sell-off.

Average Annual Total Returns*
Periods ended October 31, 2003
-------------------------------------------------------------------------------
                     One Year    Five Years   Ten Years     Since Inception+
Original Class       28.50%      5.36%        7.58%         8.47%
Class P              28.26%      -            -             10.27%
-------------------------------------------------------------------------------

Growth of $10,000*

International Equity Portfolio (Original Class)
MSCI EAFE Index (net)

                          Dollar Value                    MSCI EAFE Index (net)
                          ------------                    ---------------------
31-Oct-93                   $10,000                              10,000
31-Oct-94                   $11,166                              11,009
31-Oct-95                   $11,602                              10,968
31-Oct-96                   $13,705                              12,116
31-Oct-97                   $15,242                              12,678
31-Oct-98                   $15,998                              13,900
31-Oct-99                   $17,966                              17,102
31-Oct-00                   $23,532                              16,607
31-Oct-01                   $16,839                              12,467
31-Oct-02                   $16,163                              10,820
31-Oct-03                   $20,770                              13,745

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains and any applicable fees as noted below and does not reflect reductions for taxes. Class P Shares are available only for certain types of defined contribution plans and have an annual distribution and service fee of 0.20%. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The MSCI EAFE Index (net) is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

+ The inception dates for the Portfolio is as follows: International Equity
  (Original Class), February 4, 1992; International Equity (Class P), November 1, 2001.

  An expense limitation was in effect for The International Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

28 Delaware Pooled Trust o 2003 Annual Report

Stock selection in Hong Kong and Japan had a relatively negative impact on the Portfolio. Investments that detracted from performance include Takeda Chemical Industries, a Japanese pharmaceutical, which suffered from the cancellation of a diabetes drug that was in phase II clinical trials.

Currency effects were also important during the period. Our overweighting of the Australian dollar helped the Portfolio's performance. At present, our models show that the British pound is significantly overvalued. Thus, we have initiated a program that hedges some of our exposure in this area.

Finally, we have noted that the cycle of falling interest rates appears to have run its course and has already turned in Australia, and the UK companies will now have to perform without the impetus of falling rates. By following our investment discipline, we will look to find and own companies that can do well in this stage of the business cycle.

Portfolio Managers

Fiona A. Barwick

Ms. Barwick is a graduate of University College, London. She joined Delaware in 1993 to cover the Pacific Basin markets. Prior to her position at Delaware, she spent three years at Touche, Remnant & Co. in London as an assistant portfolio manager and research analyst. Fiona is an Associate of the Institute of Investment Management & Research.

Elizabeth A. Desmond

Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware in 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA Charterholder.

Clive A. Gillmore

A graduate of the University of Warwick and the London Business School of Investment Management Program, Mr.Gillmore helped found Delaware International in 1990. His most recent position was as a senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr.Gillmore has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates.

Nigel G. May

Mr. May is a graduate of Sidney Sussex College, Cambridge University, where he completed his Masters in Engineering. He joined Delaware International in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for Continental Europe. He now leads the European team's research effort. Mr. May was formerly a senior portfolio manager and analyst with Hill Samuel Investment Advisers Ltd., having joined the Hill Samuel Investment Group in 1986.

Portfolio Profile
October 31, 2003

Total net assets ........................................... $650.2 million
Inception date ........................................... February 4, 1992
Asset composition (based on total net assets)
   Common stocks ................................................... 95.75%
   Cash equivalents and other net assets ............................ 4.25%
Number of holdings ..................................................... 55

Geographic composition (based on total net assets)

United Kingdom                           25.21%
Japan                                    16.36%
Australia                                12.11%
France                                    7.71%
Spain                                     7.06%
Netherlands                               6.19%
Germany                                   5.44%
Hong Kong                                 3.13%
Italy                                     3.05%
Singapore, Malaysia                       2.49%
New Zealand                               2.21%
Finland, Belgium                          1.91%
South Africa                              1.45%
Republic of Korea                         1.43%
Net Cash & Other Assets                   4.25%

                                   2003 Annual Report o Delaware Pooled Trust 29

Labor Select International Equity:
Opportunities Abound in Spain, Netherlands and the UK

International equity markets have performed strongly over the past 12 months, recovering well from earlier uncertainties, which included the outbreak of a new disease in Asia and war in the Middle East. The Labor Select International Equity Portfolio returned 28.71% and outperformed its benchmark, the MSCI EAFE Index, which posted a 27.03% return for the 12-month period ending October 31, 2003. Given the Portfolio's defensive characteristics, its outperformance in such a strong market was particularly pleasing.

The Portfolio's strategy is driven by Delaware's dividend discount model, which helps us establish relative value across international boundaries, sectors and stocks. This analysis led us to maintain our underweighted position in Japan. While the Japanese economy has shown signs of improvement, we remain unconvinced that the government has the conviction to implement essential reforms, particularly in the financial sector.

European markets continue to offer attractive value on a selective basis with good opportunities in Spain, Netherlands and the UK at the expense of the Scandinavian countries and Switzerland. Stock selection has been positive with our position in Banca Intesa, based in Italy, appreciating by 105% in U.S. dollar terms over the 12-month period, as investors recognized the progress they have made in implementing their restructuring plan. German based HVB Group (a.k.a. Bayersiche Hypo-Und Vereinsbank) is another bank holding that performed exceptionally well during the period. HVB benefited from restructuring to address its capital position, spinning off Hypo Real Estate Holding and improving margins in Germany. Our position in British Airways also did well, as the company's cost cutting measures helped spur an emphatic rebound from the post-9/11 industry-wide sell-off.

Stock selection in Hong Kong and New Zealand had a relatively negative impact on the Portfolio. A specific investment that detracted from performance includes the Japanese pharmaceutical, Takeda, which suffered from the cancellation of a diabetes drug that was in phase II clinical trials.

The Portfolio's fundamental analysis is supplemented with rigorous labor screens. This process, supported by our use of a specialist labor consultantcy service, highlighted some new opportunities for the Portfolio. It also led us, however, to sell the Portfolio's position in Rio Tinto. As

Average Annual Total Returns*
Periods ended October 31, 2003
---------------------------------------------------------------
One Year   Five Years     Since Inception
28.71%     5.42%          8.44%
---------------------------------------------------------------

Growth of $10,000*

Labor Select International Equity Portfolio
MSCI EAFE Index (net)

                          Dollar Value                    MSCI EAFE Index (net)
                          ------------                    ---------------------
19-Dec-95                   $10,000                              10,000
31-Oct-96                   $11,797                              10,331
31-Oct-97                   $13,686                              10,810
31-Oct-98                   $14,531                              11,853
31-Oct-99                   $16,033                              14,583
31-Oct-00                   $16,525                              14,161
31-Oct-01                   $15,043                              10,630
31-Oct-02                   $14,696                               9,226
31-Oct-03                   $18,916                              11,720

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The MSCI EAFE Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

  An expense limitation was in effect for The International Labor Select International Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

30 Delaware Pooled Trust o 2003 Annual Report part of our ongoing commitment to invest in companies which meet our labor-friendly criteria, we continue to closely monitor your existing investment's adherence to these principles. Consequently, after careful evaluation, we made the decision to sell our position in this Anglo-Australian mining group, as we became increasingly concerned about its relationships with unions in several countries. We replaced the stock with two UK companies with equally attractive valuations demonstrating more acceptable labor policies.

Currency effects were also important during the period. Our overweighting of the Australian dollar helped the Portfolio's performance. At present, our models show that the British pound is significantly overvalued. Thus, we have initiated a program that hedges some of our exposure in this area.

Finally, we have noted that the cycle of falling interest rates appears to have run its course and has already turned in Australia and the UK Companies will now have to perform without the impetus of falling rates. By following our investment discipline, we will look to continue to find and own companies that can do well in this stage of the business cycle.

Portfolio Managers

Nigel Bliss

Mr. Bliss is a graduate of the University of Manchester. He commenced his career at Cazenove and Company and moved to join Delaware in July 1995. Mr. Bliss is a member of Delaware's Pacific Equity Team, where his country research focus lies primarily with Greater China and Australia. His sector coverage includes property, utilities, energy and industrials. Mr. Bliss is an Associate of the UK Society of Investment Professionals.

Clive A. Gillmore

A graduate of the University of Warwick and the London Business School of Investment Management Program, Mr. Gillmore helped found Delaware International in 1990. His most recent position was as a senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates.

Emma R.E. Lewis

Ms. Lewis is a graduate of Pembroke College, Oxford University where she completed her Masters in Philosophy and Theology. She joined Delaware in 1995, assuming analytical responsibilities in the Pacific Basin Team and is currently a portfolio manager of international portfolios.

Portfolio Profile
October 31, 2003

Total net assets ........................................... $192.4 million
Inception date .......................................... December 19, 1995
Asset composition (based on total net assets)
   Common stocks ................................................... 98.82%
   Cash equivalents and other net assets ............................ 1.18%
Number of holdings ..................................................... 47

Geographic composition (based on total net assets)

United Kingdom                              31.91%
Japan                                       15.74%
Australia                                   12.10%
Netherlands                                  7.57%
Germany                                      7.02%
France                                       6.66%
Spain                                        5.83%
Italy                                        3.50%
Hong Kong                                    2.90%
New Zealand                                  2.46%
Belgium                                      1.64%
Finland                                      1.49%
Net Cash & Other Assets                      1.18%

                                   2003 Annual Report o Delaware Pooled Trust 31

International Large-Cap Equity:
Robust Business Recovery Benefits Portfolio

International equity markets performed well over the past 12 months, as a robust business recovery overcame uncertainties that included the outbreak of a new disease in Asia, a war in the Middle East, controversies over labor in Europe and growing trade deficits in the United States. The International Large Cap Equity Portfolio returned 26.79%, lagging its benchmark, the MSCI EAFE Index, which gained 27.03% for the 12-month period ending October 31, 2003. Given the Portfolio's defensive nature, it performed extremely well in such a strong market.

The Portfolio's strategy is driven by Delaware's dividend discount model, which helps us establish relative value both in various countries' markets and in individual stocks. This analysis led us to maintain an underweighting in Japan. We remain unconvinced that the government has the conviction to implement necessary reforms, particularly in the financial sector, which, we believe, limits the upside potential for Japanese equities.

During the period, we found good opportunities throughout the European markets of Spain, Netherlands, and the U.K., at the expense of the Scandinavian countries and Switzerland. We find the UK particularly attractive due to its flexible labor markets, strong export-led companies and generally good valuations.

Our bottom-up process successfully identified attractive opportunities throughout the region. Our position in Banca Intesa, based in Italy, appreciated by 105% in U.S. dollar terms over the 12-month period, as investors recognized the progress they made in implementing their restructuring plan. Germany-based HVB Group (a.k.a. Bayerische-Und Vereinsbank) is another bank holding that returned approximately 100% during the period. HVB benefited from restructuring to address its capital position, spinning off Hypo Real Estate Holding and improving margins in Germany. Our position in British Airways also did well, as the company's cost cutting measures helped spur an emphatic rebound from the post-9/11 industry-wide sell-off.

Average Annual Total Returns*
Periods ended October 31, 2003
---------------------------------------------------
One Year    Since Inception
26.79%      (0.41)%
---------------------------------------------------

Growth of $10,000*

International Large-Cap Equity Portfolio
MSCI EAFE Index (net)

                         Dollar Value                     MSCI EAFE Index (net)
                         ------------                     ---------------------
14-Dec-99                   $10,000                              10,000
31-Jan-00                    $9,398                              10,200
30-Apr-00                    $9,646                              10,300
31-Jul-00                    $9,999                              10,000
31-Oct-00                    $9,622                               9,400
31-Jan-01                   $10,385                               9,300
30-Apr-01                    $9,763                               8,600
31-Jul-01                    $9,188                               7,800
31-Oct-01                    $8,397                               7,000
31-Jan-02                    $8,701                               7,000
30-Apr-02                    $9,416                               7,400
31-Jul-02                    $8,219                               6,500
31-Oct-02                    $7,763                               6,100
31-Jan-03                    $7,576                               5,900
30-Apr-03                    $8,042                               6,200
31-Jul-03                    $9,130                               6,900
31-Oct-03                    $9,842                               7,800

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The MSCI EAFE Index (net) is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

  An expense limitation was in effect for The International Large-Cap Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio also charges a 0.45% purchase reimbursement fee and a 0.35% redemption reimbursement fee: these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

32 Delaware Pooled Trust o 2003 Annual Report

Stock selection throughout Australasia had a relatively negative impact on the Portfolio. Investments that detracted from performance included the Japanese pharmaceutical, Takeda Chemical Industries, which suffered from the cancellation of a diabetes drug that was in phase II clinical trials.

Currency effects were also important during the period. Our overweighting of the Australian dollar helped the Portfolio's performance. At present, our models show that the British pound is significantly overvalued. Thus, we have initiated a program that hedges some of our exposure in this area.

Finally, we have noted that the cycle of falling interest rates appears to have run its course and has already turned in Australia, and the UK companies will now have to perform without the impetus of falling rates. By following our investment discipline, we will look to continue to find and own companies that can do well in this stage of the business cycle.

Portfolio Managers

Fiona A. Barwick

Ms. Barwick is a graduate of University College, London. She joined Delaware in 1993 to cover the Pacific Basin markets. Prior to her position at Delaware, she spent three years at Touche, Remnant & Co. in London as an assistant portfolio manager and research analyst. Fiona is an Associate of the Institute of Investment Management & Research.

Elizabeth A. Desmond

Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware in 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA Charterholder.

Nigel G. May

Mr. May is a graduate of Sidney Sussex College, Cambridge University, where he completed his Masters in Engineering. He joined Delaware International in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for Continental Europe. He now leads the European team's research effort. Mr. May was formerly a senior portfolio manager and analyst with Hill Samuel Investment Advisers Ltd., having joined the Hill Samuel Investment Group in 1986.

Portfolio Profile
October 31, 2003

Total net assets ............................................. $3.0 million
Inception date .......................................... December 14, 1999
Asset composition (based on total net assets)
   Common stocks ................................................... 98.81%
   Cash equivalents and other net assets ............................ 1.19%
Number of holdings ..................................................... 48

Geographic composition (based on total net assets)

United Kingdom                               25.71%
Japan                                        16.26%
Australia                                    12.80%
France                                        9.02%
Spain                                         8.56%
Netherlands                                   6.21%
Germany                                       5.76%
Hong Kong                                     3.68%
Italy                                         3.57%
New Zealand                                   2.08%
Singapore                                     1.88%
Republic of Korea                             1.47%
Belgium                                       0.93%
Finland                                       0.88%
Net Cash & Other Assets                       1.19%

                                   2003 Annual Report o Delaware Pooled Trust 33

International Small-Cap:
Positions in UK and Hong Kong Benefit Portfolio

Global equity markets rallied powerfully during the last six months of the fiscal year. The International Small-Cap Portfolio posted returns of 44.62% for the year ending October 31, 2003. The Portfolio's benchmark, the Citigroup (formerly Salomon Smith Barney) Extended Market Index (ex. U.S.), outperformed the Portfolio with a return of 45.69% for the same period. Negative stock selection in Japan was the biggest contributor to our relative underperformance. Obviously, a lot of things went right in a year with absolute returns of more than 40%, particularly our stock selection in the UK, France and Germany, and our asset allocation in Asia, primarily in Hong Kong and Singapore.

We have continued to remain overweighted in the UK, France and Germany. The UK's real rate of return is currently the highest for the stocks in our Portfolio. Our significant position there is supported by the country's fiscal stimulus policy and consumer demand growth, along with relatively low unemployment figures and interest rates.

Our investment focus on consumer cyclical, consumer staples, and service-oriented sectors in the UK, which have benefited from the current economic environment, served us well. We sold the department store Selfridges, which was taken over earlier this year, at a significant premium to its purchase price. We've added several new UK stocks in the service-oriented sectors, including Serco Group, a provider of outsource services. In the manufacturing arena, we've invested in companies with niche engineering backgrounds; we believe these will be able to take advantage of the relatively strong Sterling.

Stocks where we have taken profits are Zapf, a German doll manufacturer, and Buderus, a boiler manufacturer taken over by Bosch. We recently added a new holding, Fraport, the owner and operator of Frankfurt Airport.

Average Annual Total Returns*
Periods ended October 31, 2003
----------------------------------------------------
One Year   Since Inception
44.62%     4.42%
----------------------------------------------------

Growth of $10,000*

International Small-Cap Portfolio
Citigroup Extended Market Index (ex. U.S.)

                          Dollar Value                         CG EMI XUS
                          ------------                         ----------
20-Jul-99                   $10,000                              10,000
31-Oct-99                   $10,176                              10,028
30-Apr-00                    $9,385                              10,592
31-Oct-00                    $9,874                               9,920
30-Apr-01                   $10,494                               9,491
31-Oct-01                    $9,304                               8,040
30-Apr-02                   $10,473                               9,041
31-Oct-02                    $8,323                               7,586
30-Apr-03                    $8,961                               8,120
31-Oct-03                   $12,038                              11,052


* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Citigroup Extended Market Index (ex. U.S.) is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

  An expense limitation was in effect for The International Small-Cap Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio also charges a 0.55% purchase reimbursement and a 0.45% redemption reimbursement fee: these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

34 Delaware Pooled Trust o 2003 Annual Report

Our investments in Hong Kong and Singapore focus on companies that can profit from the strong intra-Asia-related export growth in this region, including transport company Cosco Pacific, and Singapore Airport Terminal Services. Along the same lines, we bought H Shares in China Shipping in March, and have since sold that position, profiting from its exuberant price performance. The Portfolio realized a gain of approximately 70% in that stock.

From September onwards, we've added two Hong Kong companies. Asia Aluminum is the largest aluminum extruder in Asia. In an industry that is highly labor intensive, Asia Aluminum's Chinese manufacturing base offers it a competitive advantage. A second new acquisition is Fountain Set, an integrated producer of high-quality cotton fabrics.

As mentioned earlier, our stock selection in Japan was a negative for the Portfolio. We are now seeing a rapid restructuring of Japanese companies, particularly in the small cap arena, and a change in attitude toward profit sustainability. There have been improvements in corporate efficiency and balance sheets, which impact cash flow generation. We are currently restructuring our Portfolio in Japan to reflect these positives.

Portfolio Managers

Clive A. Gillmore

A graduate of the University of Warwick and the London Business School of Investment Management Program, Clive helped found Delaware International in 1990. His most recent position was as a senior portfolio manager for Hill Samuel Investment Advisers Ltd. He has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates.

Ormala Krishnan

Upon completion of a BSc (Mathematics) from the National University of Singapore, Ormala pursued a MSc (Actuarial Science) from City University, London. In 1993, Ormala started her career with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in 1998) and became a portfolio manager with country responsibilities for Japan, Thailand and Indonesia equity markets. Ormala moved to London and joined Delaware in May 2000.

Portfolio Profile
October 31, 2003

Total net assets ............................................. $3.6 million
Inception date .............................................. July 20, 1999
Asset composition (based on total net assets)
   Common stocks ................................................... 97.97%
   Cash equivalents and other net assets .............................2.03%
Number of holdings ..................................................... 66

Geographic composition (based on total net assets)

United Kingdom                             26.71%
Japan                                      12.02%
France                                     11.14%
Germany                                    10.15%
Hong Kong                                   9.21%
Netherlands                                 5.58%
Ireland                                     4.67%
Australia                                   4.62%
Singapore                                   4.51%
Spain                                       2.46%
Sweden                                      2.42%
New Zealand, Finland                        1.65%
Denmark                                     1.48%
Switzerland                                 1.35%
Net Cash & Other Assets                     2.03%

                                   2003 Annual Report o Delaware Pooled Trust 35

Emerging Markets:
Explosive Rise, Substantial Outperformance

For the 12-month period ending October 31, 2003, The Emerging Markets Portfolio outperformed the MSCI Emerging Markets Free Index by a significant margin, returning 62.19% compared to the Index's 48.74% return.

We believe there are two key reasons for our outperformance. First, we seek out companies that have good payout levels, including high dividend yields. These companies have been the focus of a lot of investment buying, as many investors worldwide have been chasing yields. Some previously neglected stocks were suddenly seen as prizes.

We've seen our stock in the Gas Authority of India (GAIL) rise 160% over the last year, reflecting the fact that it was vastly underpriced. GAIL was offering dividend yields of more than 10% one year ago. This is one rather extreme example, but we've seen that kind of benefit coming through to us across a wide range.

The second key feature of the markets during this "bull run" was investors' penchant for commodity-type plays. China, of course, has been the mover here, the one economy in the world that continued to race ahead. China has been soaking up commodities. Supply has been relatively tight, and prices strong. We've continued to maintain a high exposure to commodity investments, and have benefited.

China, in fact, has been a driver of the Portfolio's outperformance. By not focusing on the more commonly held names, we've been able to find better value through our intensive research focus. A strong performer has been Zhejiang Expressway, a toll road company. Another area of strength has been investments in South Africa, where the currency, along with our stocks, has been strong. And one of the great success stories in the Emerging Markets over the past year has been Brazil's turnaround under President Lula. Our best performer in Brazil was the steel

Average Annual Total Returns*
Periods ended October 31, 2003
------------------------------------------------------------
One Year    Five Years     Since Inception
62.19%      15.34%         3.02%
------------------------------------------------------------

Growth of $10,000*

Emerging Markets Portfolio
MSCI Emerging Markets Free Index

                          Dollar Value                        MSCI EMF Net
                          ------------                        ------------
14-Apr-97                   $10,000                             $10,000
31-Oct-97                    $9,200                              $8,260
30-Apr-98                    $9,652                              $8,561
31-Oct-98                    $5,952                              $5,701
30-Apr-99                    $7,085                              $7,689
31-Oct-99                    $7,596                              $8,245
30-Apr-00                    $8,554                              $9,389
31-Oct-00                    $7,414                              $7,518
30-Apr-01                    $7,829                              $6,973
31-Oct-01                    $6,938                              $5,755
30-Apr-02                    $8,848                              $7,692
31-Oct-02                    $7,491                              $6,240
30-Apr-03                    $8,244                              $6,611
31-Oct-03                   $12,151                              $9,282

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The MSCI Emerging Markets Free Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

  An expense limitation was in effect for the Emerging Markets Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio also charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee: these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

36 Delaware Pooled Trust o 2003 Annual Report producer CSN. We purchased the stock in May; by the period's end, its price had more than doubled.

Where we have not done as well have been our underweights in both Korea and Taiwan. During the last six months, we had an unsuccessful stock selection in Korea, and lost some value there. In Taiwan, the market did reasonably well and our underweighting there, on a relative basis, didn't help us.

Having seen this period's enormous performance from the Emerging Markets, the question becomes: Are these markets fairly valued? We believe that Emerging Markets are still cheap compared to developed markets. They haven't strayed very far from the valuations, in terms of P/Es, yields and price-to-book ratios, that characterized them five years ago. We believe recent performance is based on genuine improvements in profitability made by many Emerging Markets companies. There have been other improvements taking place in the economies as well: lower inflation rates, better corporate governance, and better political management. Things have gone well, but we think these economies have earned their results.

Portfolio Managers

Robert Akester

A graduate of University College, London Mr. Akester joined Delaware in 1996. His most recent position prior to joining Delaware International was Director of Hill Samuel Investment Management, where he had responsibility for significant overseas clients and Far Eastern markets.

Clive A. Gillmore

A graduate of the University of Warwick and the London Business School of Investment Management Program, Clive helped found Delaware International in 1990. His most recent position was as a senior portfolio manager for Hill Samuel Investment Advisers Ltd. He has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates.

Portfolio Profile
October 31, 2003

Total net assets ........................................... $256.2 million
Inception date ............................................. April 14, 1997
Asset composition (based on total net assets)
   Common stocks ................................................... 97.20%
   Cash equivalents and other net assets .............................2.80%
Number of holdings ......................................................68

Geographic composition (based on total net assets)

South Africa                           16.45%
Brazil                                 12.20%
China                                  11.50%
Republic of Korea                      11.41%
Mexico                                  7.25%
Taiwan                                  5.34%
Malaysia                                4.78%
India                                   4.58%
Indonesia                               4.43%
Estonia                                 3.26%
Czech Republic                          2.82%
Hungary                                 2.44%
Thailand                                2.22%
Croatia                                 2.02%
Russia                                  1.76%
Egypt                                   1.54%
Argentina                               1.24%
Israel                                  1.19%
Chile                                   0.77%
Net Cash & Other Assets                 2.80%

                                   2003 Annual Report o Delaware Pooled Trust 37

Global Fixed Income:
Substantial Outperformance Due to Strong Country and
Currency Selection

The Global Fixed Income Portfolio substantially outperformed its benchmark, the Citigroup World Government Bond Index, for the 12 months ending October 31, 2003. The Portfolio outperformed by more than 600 basis points, giving a stunning return of 20.68% overall, with the benchmark up 14.28%.

With inflation staying low across the developed world, all major government bond markets (except Japan) delivered positive returns. In local currency terms, the benchmark rose 2.8% over the period. The U.S. dollar plunged 14.5%, which boosted the return on the index in dollar terms.

The Portfolio's outperformance was due to strong country and currency selection: in particular, overweight positions in the outperforming markets of Australia (+32.6%), Canada (+25.7%), and Sweden (+24.3%); and underweight exposure to the underperforming markets of the U.S. (+2.8%), the UK (+9.7%), and Japan (+10.2%). Overweight exposure to Poland (+3.0%), which underperformed, hindered performance (Source: Citigroup).

Portfolio weightings are based on our assessment of the relative Prospective Real Yield (PRY) in each market; that is, the nominal redemption yield adjusted for our forecast of annual consumer price inflation over the next two years. As of October 31, 2003, we were overweighted in, what we believe to be, the superior value markets of the Eurozone, Poland, Sweden, and Australia, and underweighted the U.S. and Japan. The U.S. is the worst value market, in our opinion, with a PRY of less than 2%, versus nearly 5% in Poland, which seems to offer the best value.

Average Annual Total Returns*
Periods ended October 31, 2003
-------------------------------------------------------
One Year   Five Years   Ten Years
20.68%     6.98%        8.17%
-------------------------------------------------------

Growth of $10,000*

Global Fixed Income Portfolio
Citigroup World Government Bond Index

                         Dollar Value      Citigroup World Government Bond Index
                         ------------      -------------------------------------
31-Oct-93                   $10,000                      $10,000
31-Oct-94                   $10,207                      $10,360
31-Oct-95                   $11,981                      $11,935
31-Oct-96                   $13,946                      $12,577
31-Oct-97                   $14,725                      $12,906
31-Oct-98                   $15,649                      $14,525
31-Oct-99                   $15,284                      $14,168
31-Oct-00                   $13,830                      $13,449
31-Oct-01                   $15,777                      $14,644
31-Oct-02                   $18,173                      $15,984
31-Oct-03                   $21,931                      $18,267

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Citigroup World Government Bond Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

  An expense limitation was in effect for The Global Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

38 Delaware Pooled Trust o 2003 Annual Report

After being extremely overvalued for several years, the U.S. dollar is now close to fair value against most other major currencies, following its fall since early 2002.

Portfolio Managers

Joanna Bates

Joanna is a graduate of London University, and is an associate of the Institute of Investment Management and Research. She joined Delaware's Fixed Income team in 1997, before which she was Associate Director, Fixed Interest at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets.

John Kirk

John is a math graduate from the University of Wales and has an M.A. in operations research from Lancaster University. Before joining Delaware in 1998, John was at Royal Bank of Canada in London, where he was responsible for European and Asian Fixed Income and had global responsibility for credit analysis.

Christopher A. Moth

Mr. Moth is an actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. He joined Delaware in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections. He has made a key contribution to the development of Delaware's fixed income product, and was primarily responsible for the structure of our in-house systems to control and facilitate the investment process. Mr. Moth chairs the global fixed income and currency meeting.

Portfolio Profile
October 31, 2003

Total net assets ........................................... $208.4 million
Inception date .......................................... November 30, 1992
Number of holdings ..................................................... 39

Geographic composition (based on total net assets)

Supranational                           12.40%
Austria                                 11.56%
Germany                                  9.76%
Sweden                                   9.66%
United States                            8.73%
Poland                                   8.09%
Australia                                6.15%
Italy                                    4.77%
Finland                                  4.63%
Belgium                                  4.56%
Netherlands                              4.18%
France                                   3.95%
Spain                                    3.80%
Norway                                   2.74%
Canada                                   1.85%
Chile                                    0.25%
Net Cash & Other Assets                  2.92%

                                   2003 Annual Report o Delaware Pooled Trust 39

International Fixed Income:
Strong Country and Currency Selection Led Outperformance

The International Fixed Income Portfolio substantially outperformed its benchmark, the Citigroup Non-U.S. World Government Bond Index, for the 12 months ending October 31, 2003. The Portfolio outperformed by more than 400 basis points, giving a stunning return of 22.14%, with the benchmark up 17.75% for the same period.

With inflation staying low across the developed world, all major government bond markets (except Japan) delivered positive returns. In local currency terms, the benchmark rose 2.8% over the period. The U.S. dollar plunged 14.5%, which boosted the return on the index in dollar terms.

The Portfolio's outperformance was due to strong country and currency selection: in particular, overweighted positions in the outperforming markets of Australia (+32.6%), Canada (+25.7%), and Sweden (+24.3%); and underweight exposure to the underperforming markets of the UK (+9.7%) and Japan (+10.2%). Overweight exposure to Poland (+3.0%), which underperformed, hindered performance (Source:
Citigroup).

Portfolio weightings are based on our assessment of the relative Prospective Real Yield (PRY) in each market; that is, the nominal redemption yield adjusted for our forecast of annual consumer price inflation over the next two years. As of October 31, 2003, we were overweighted in, what we believe to be, the superior value markets of the Eurozone, Poland, Sweden, and Australia, and underweight the UK and Japan. The Global Fixed Income Portfolio is underweighted the U.S., which is the worst value market, in our opinion, with a PRY of less than 2%, versus nearly 5% in Poland, which seems to offer the best value.

After being extremely overvalued for several years, the U.S. dollar is now close to fair value against most other major currencies, following its fall since early 2002.

Average Annual Total Returns*
Periods ended October 31, 2003
--------------------------------------------------------------
One Year    Five Years      Since Inception
22.14%      5.82%           6.44%
--------------------------------------------------------------

Growth of $10,000*

International Fixed Income Portfolio
Citigroup Non-U.S. World Government Bond Index

                                                        Citigroup Non-U.S. World
                         Dollar Value                    Government Bond Index
                         ------------                    ---------------------
11-Apr-97                   $10,000                             $10,000
31-Oct-97                   $10,710                             $10,534
30-Apr-98                   $10,578                             $10,428
31-Oct-98                   $11,348                             $11,883
30-Apr-99                   $11,507                             $11,373
31-Oct-99                   $11,012                             $11,531
30-Apr-00                   $10,143                             $10,740
31-Oct-00                    $9,521                             $10,413
30-Apr-01                   $10,073                             $10,517
31-Oct-01                   $10,742                             $11,131
30-Apr-02                   $10,824                             $10,886
31-Oct-02                   $12,327                             $12,251
30-Apr-03                   $14,220                             $13,694
31-Oct-03                   $15,057                             $14,426

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Citigroup Non-U.S. World Government Bond Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

  An expense limitation was in effect for The International Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

40 Delaware Pooled Trust o 2003 Annual Report

Portfolio Managers

Joanna Bates

Joanna is a graduate of London University, and is an associate of the Institute of Investment Management and Research. She joined Delaware's Fixed Income team in 1997, before which she was Associate Director, Fixed Interest at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets.

John Kirk

John is a math graduate from the University of Wales and has an M.A. in operations research from Lancaster University. Before joining Delaware in 1998, John was at Royal Bank of Canada in London, where he was responsible for European and Asian Fixed Income and had global responsibility for credit analysis.

Christopher A. Moth

Mr. Moth is an actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. He joined Delaware in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections. He has made a key contribution to the development of Delaware's fixed income product, and was primarily responsible for the structure of our in-house systems to control and facilitate the investment process. Mr. Moth chairs the global fixed income and currency meeting.

Portfolio Profile
October 31, 2003

Total net assets ............................................ $48.3 million
Inception date ............................................. April 11, 1997
Number of holdings ..................................................... 38

Geographic composition (based on total net assets)

Germany                             19.59%
Supranational                       12.01%
Sweden                               9.46%
Austria                              8.71%
Poland                               8.08%
Spain                                6.40%
Australia                            6.07%
Netherlands                          5.34%
Italy                                4.65%
Greece                               4.21%
France                               3.40%
Belgium                              2.93%
Norway                               2.35%
Finland                              2.04%
Canada                               1.90%
Net Cash & Other Assets              2.86%

                                   2003 Annual Report o Delaware Pooled Trust 41

Delaware Pooled Trust -- The Large-Cap Value Equity Portfolio
Statement of Net Assets
October 31, 2003

                                                           Number         Market
                                                        of Shares          Value
--------------------------------------------------------------------------------
 COMMON STOCK - 98.39%
 Aerospace & Defense - 2.37%
 Boeing                                                    11,200     $  431,088
 Honeywell International                                   15,800        483,638
                                                                      ----------
                                                                         914,726
                                                                      ----------
 Automobiles & Automotive Parts - 1.35%
 General Motors                                            12,200        520,574
                                                                      ----------
                                                                         520,574
                                                                      ----------
 Banking - 14.54%
 Bank of America                                            8,261        625,606
 Bank of New York                                           3,800        118,522
 Charter One Financial                                     15,535        496,499
 Comerica                                                   9,900        509,652
 Fleet Boston Financial                                     7,300        294,847
 J.P. Morgan Chase & Company                               26,120        937,707
 KeyCorp                                                   20,600        581,950
 Mellon Financial                                          15,100        451,037
 U.S. Bancorp                                              29,703        808,516
 Wells Fargo                                               13,900        782,848
                                                                      ----------
                                                                       5,607,184
                                                                      ----------
 Cable, Media & Publishing - 0.76%
 Knight-Ridder                                              4,000        293,280
                                                                      ----------
                                                                         293,280
                                                                      ----------
 Chemicals - 2.84%
 Air Products & Chemicals                                   6,000        272,460
 Dow Chemical                                              11,600        437,204
 duPont (E.I.) deNemours                                    9,500        383,800
                                                                      ----------
                                                                       1,093,464
                                                                      ----------
 Computers & Technology - 6.28%
+Cisco Systems                                             25,100        526,598
 First Data                                                13,500        481,950
+Intuit                                                    11,500        574,770
+Oracle                                                    44,000        526,240
 Pitney Bowes                                               7,600        312,360
                                                                      ----------
                                                                       2,421,918
                                                                      ----------
 Consumer Products - 7.33%
 Black & Decker                                            11,400        545,034
 Clorox                                                    14,100        638,730
 Gillette                                                  11,700        373,230
 Kimberly-Clark                                             5,600        295,736

                                                           Number         Market
                                                        of Shares          Value
--------------------------------------------------------------------------------
 Newell Rubbermaid                                         16,900     $  385,320
 Procter & Gamble                                           6,000        589,740
                                                                      ----------
                                                                       2,827,790
                                                                      ----------
 Electronics & Electrical Equipment - 4.67%
 Eaton                                                      3,300        330,792
 Emerson Electric                                           5,300        300,775
 General Electric                                          19,600        568,596
 Intel                                                     18,200        601,510
                                                                      ----------
                                                                       1,801,673
                                                                      ----------
 Energy - 6.52%
 ChevronTexaco                                              3,900        289,770
 Exxon Mobil                                               23,208        848,949
 Kerr-McGee                                                12,700        527,050
+Noble                                                      8,200        281,506
 Occidental Petroleum                                      16,100        567,686
                                                                      ----------
                                                                       2,514,961
                                                                      ----------
 Finance - 7.41%
 American Express                                          12,200        572,546
 Citigroup                                                 10,200        483,480
 Goldman Sachs Group                                        8,800        826,320
 Morgan Stanley                                            17,800        976,686
                                                                      ----------
                                                                       2,859,032
                                                                      ----------
 Food, Beverage & Tobacco - 8.02%
 Anheuser-Busch                                            13,000        640,380
 Coca-Cola                                                 10,700        496,480
 General Mills                                             11,800        529,230
 Kellogg Company                                            8,200        271,666
 Kraft Foods Class A                                        9,800        285,180
 PepsiCo                                                   18,200        870,324
                                                                      ----------
                                                                       3,093,260
                                                                      ----------
 Healthcare & Pharmaceuticals - 9.07%
 Abbott Laboratories                                       16,500        703,230
 Baxter International                                      19,800        526,284
 Bristol-Myers Squibb                                      15,600        395,772
 HCA                                                       12,500        478,125
+Laboratory Corporation
    of America                                              3,300        116,985
 Pfizer                                                    16,900        534,040
 Wyeth                                                     16,800        741,552
                                                                      ----------
                                                                       3,495,988
                                                                      ----------
 Industrial Machinery - 1.03%
 Caterpillar                                                5,400        395,712
                                                                      ----------
                                                                         395,712
                                                                      ----------

42 Delaware Pooled Trust o 2003 Annual Report

                                                           Number         Market
                                                        of Shares          Value
--------------------------------------------------------------------------------
 Insurance - 9.69%
 Allstate                                                   7,300     $  288,350
 Chubb                                                      9,600        641,376
 CIGNA                                                     10,200        581,910
 Marsh & McLennan                                          15,700        671,175
 MGIC Investment                                            5,200        266,812
 Prudential Financial                                      13,500        521,640
 XL Capital Class A                                        11,000        764,500
                                                                      ----------
                                                                       3,735,763
                                                                      ----------
 Leisure, Lodging & Entertainment - 1.67%
 Starwood Hotels & Resorts
    Worldwide                                               8,300        279,959
+Westwood One                                              12,200        365,146
                                                                      ----------
                                                                         645,105
                                                                      ----------
 Metals & Mining - 1.70%
 Alcoa                                                      9,800        309,386
 Rio Tinto - ADR                                            3,500        346,675
                                                                      ----------
                                                                         656,061
                                                                      ----------
 Paper & Forest Products - 1.27%
 International Paper                                       12,475        490,891
                                                                      ----------
                                                                         490,891
                                                                      ----------
 Retail - 3.22%
 Home Depot                                                12,900        478,203
 Limited Brands                                            27,160        478,016
 TJX                                                       13,600        285,464
                                                                      ----------
                                                                       1,241,683
                                                                      ----------
 Telecommunications - 4.65%
 ALLTEL                                                     7,800        368,706
 BCE                                                       22,200        501,942
 SBC Communications                                        20,052        480,847
 Verizon Communications                                    13,090        439,824
                                                                      ----------
                                                                       1,791,319
                                                                      ----------
 Textiles, Apparel & Furniture - 0.78%
 NIKE                                                       4,700        300,330
                                                                      ----------
                                                                         300,330
                                                                      ----------
 Utilities - 3.22%
 Dominion Resources                                         4,700        289,520
 Exelon                                                     4,900        310,905
 FirstEnergy                                               11,100        381,729
 FPL Group                                                  4,100        261,334
                                                                      ----------
                                                                       1,243,488
                                                                      ----------
--------------------------------------------------------------------------------
 Total Common Stock
(cost $33,668,946)                                                    37,944,202
================================================================================

                                                      Principal          Market
                                                         Amount           Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.71%
With BNP Paribas 0.99%
   11/3/03 (dated 10/31/03,
   collateralized by
   $116,100 U.S. Treasury
   Notes 1.625% due
   3/31/05, market
   value $116,515)                                 $    114,200     $   114,200
With J. P. Morgan Securities
   0.97% 11/3/03
   (dated 10/31/03,
   collateralized by
   $46,800 U.S. Treasury
   Bills due 4/15/04,
   market value $46,626)                                 45,600          45,600
With UBS Warburg
   0.99% 11/3/03 (dated
   10/31/03, collateralized
   by $116,600 U.S. Treasury
   Bills due 11/28/03,
   market value $116,509)                               114,200         114,200
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $274,000)                                                         274,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.10%
(COST $33,942,946)                                                   38,218,202
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.90%                                           347,583
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   2,585,129 SHARES OUTSTANDING;
   EQUIVALENT TO $14.92
   PER SHARE - 100.00%                                             $ 38,565,785
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2003:
================================================================================
Shares of beneficial interest (unlimited
   authorization - no par)                                         $ 43,700,799
Undistributed net investment income                                     272,628
Accumulated net realized loss
   on investments                                                    (9,682,898)
Net unrealized appreciation
   of investments                                                     4,275,256
--------------------------------------------------------------------------------
Total net assets                                                   $ 38,565,785
================================================================================
+Non-income producing security for the year ended October 31, 2003.

 ADR - American Depositary Receipts

See accompanying notes

                                   2003 Annual Report o Delaware Pooled Trust 43

Delaware Pooled Trust -- The Small-Cap Value Equity Portfolio
Statement of Net Assets
October 31, 2003

                                                           Number         Market
                                                        of Shares          Value
--------------------------------------------------------------------------------
 COMMON STOCK - 95.61%
 Banking & Finance - 10.81%
 Boston Private Financial Holdings                          1,300       $ 33,111
 Colonial BancGroup                                         3,000         47,040
 Commercial Federal                                         1,200         30,888
 Compass Bancshares                                         1,400         52,892
 First Federal Capital                                        900         19,791
 Gold Bancorp                                               1,700         21,964
 Greater Bay Bancorp                                        1,500         40,440
 MAF Bancorp                                                  800         33,536
 Provident Bankshares                                         900         27,927
 Republic Bancorp                                           1,900         27,588
 Riggs National                                             1,500         24,765
+Sterling Financial                                           572         17,909
                                                                        --------
                                                                         377,851
                                                                        --------
 Basic Industry/Capital Goods - 20.55%
 Arch Coal                                                  1,100         26,950
+Armor Holdings                                               600         11,700
 Crane                                                      1,100         30,910
+Crown Holdings                                             2,500         19,750
+Department 56                                                800         11,240
 Florida Rock Industries                                      700         40,075
 Freeport McMoRan
   Copper & Gold Class B                                    1,200         46,500
 Fuller (H.B)                                                 900         22,302
 Gibraltar Steel                                              900         21,618
+Golden Star Resources                                      2,600         15,106
+Griffon                                                    2,720         52,632
 Harsco                                                       800         30,648
+Herley Industries                                          1,200         22,680
+Jacobs Engineering Group                                     500         23,160
 Kaydon                                                     1,300         30,901
+Louisiana-Pacific                                          2,500         47,550
 MacDermid                                                  1,200         35,856
+Meridian Gold                                              1,500         19,110
+Mueller Industries                                           600         18,936
+Pactiv                                                     2,600         57,330
 Polyone                                                    2,800         13,524
 Smith (A.O.)                                                 800         25,320
 Spartech                                                     800         18,544
+Terex                                                      1,200         27,072
 Texas Industries                                             600         16,302
 Universal Forest Products                                    400         11,840
 Wausau-Mosinee Paper                                       1,700         21,012
                                                                        --------
                                                                         718,568
                                                                        --------
                                                          Number          Market
                                                       of Shares           Value
--------------------------------------------------------------------------------
 Business Services - 4.83%
 Belo Class A                                                800        $ 21,808
 Brink's                                                   1,600          32,080
+Ingram Micro Class A                                      2,100          31,080
+Insituform Technologies Class A                           1,200          17,160
+Intergrated Alarm Services Group                          1,300          11,453
+Right Management Consultants                              1,200          21,660
+Tetra Tech                                                1,500          33,720
                                                                        --------
                                                                         168,961
                                                                        --------
 Consumer Durables - 3.72%
 Federal Signal                                              700          10,353
 Furniture Brands International                            1,300          31,538
 KB HOME                                                     800          54,792
 La-Z-Boy                                                    900          18,180
+WCI Communities                                             700          15,260
                                                                        --------
                                                                         130,123
                                                                        --------
 Consumer Non-Durables - 11.42%
+AnnTaylor Stores                                          1,100          39,380
+Barnes & Noble                                            1,000          29,800
+Bebe Stores                                                 400          11,160
 Cato Class A                                              1,100          23,210
+Genesco                                                   1,000          16,850
 Goody's Family Clothing                                   1,900          20,026
+Insight Enterprises                                       1,800          30,276
+Jo-Ann Stores Class A                                       800          24,008
+Movie Gallery                                               900          18,612
 Phillips-Van Heusen                                       1,400          23,996
 Pier 1 Imports                                            1,300          30,030
 Reebok International                                        700          27,265
+Shoe Carnival                                               700          12,005
+Shopko Stores                                             1,300          20,124
+Sports Authority                                            407          15,140
+United Stationers                                           700          26,047
+Whitehall Jewellers                                         600           7,338
 Wolverine World Wide                                      1,200          24,240
                                                                        --------
                                                                         399,507
                                                                        --------
 Consumer Products - 2.57%
 Bunge Limited                                               900          24,390
+Constellation Brands                                      1,300          40,781
+International Multifoods                                  1,100          24,541
                                                                        --------
                                                                          89,712
                                                                        --------

44 Delaware Pooled Trust o 2003 Annual Report

                                                           Number         Market
                                                        of Shares          Value
--------------------------------------------------------------------------------
 Consumer Services - 1.26%
+CEC Entertainment                                            900       $ 44,010
                                                                        --------
                                                                          44,010
                                                                        --------
 Energy - 4.87%
 Chesapeake Energy                                          2,800         33,404
+Comstock Resources                                         2,100         31,353
+Grey Wolf                                                  5,000         16,050
+Magnum Hunter Resources                                    3,100         26,815
+Newfield Exploration                                         900         35,757
 Southwest Gas                                              1,200         27,096
                                                                        --------
                                                                         170,475
                                                                        --------
 Healthcare & Pharmaceuticals - 6.90%
 Cooper Companies                                             400         17,380
+Genesis Health Ventures                                    1,000         26,900
+Humana                                                     2,700         54,783
+IDEXX Laboratories                                           400         18,920
+Oakley                                                     1,600         17,360
 Owens & Minor                                              1,400         28,476
+Pharmaceutical Resources                                     400         28,912
+Protein Design Labs                                        1,900         25,612
+Province Healthcare                                        1,800         23,112
                                                                        --------
                                                                         241,455
                                                                        --------
 Insurance - 4.42%
 AmerUs Group                                               1,000         37,750
 Berkley (W.R.)                                             1,275         43,720
 Harleysville Group                                         1,100         24,486
 Platinum Underwriters Holdings                               600         17,244
 RenaissanceRe Holdings                                       700         31,486
                                                                        --------
                                                                         154,686
                                                                        --------
 REITs - 5.93%
 Camden Property Trust                                        900         35,640
 Chelsea Property Group                                       600         29,520
 Keystone Property Trust                                    1,100         22,000
 Pan Pacific Retail Properties                              1,000         44,350
 Prentiss Properties Trust                                    900         27,216
 Reckson Associates Realty                                  1,000         22,220
 St. Joe                                                      800         26,432
                                                                        --------
                                                                         207,378
                                                                        --------
 Technology - 12.40%
+Actel                                                      1,200         32,376
+ASM International N.V                                      1,800         31,518
+Bell Microproducts                                         1,800         15,192

                                                          Number          Market
                                                       of Shares           Value
--------------------------------------------------------------------------------
+Comverse Technology                                       2,500       $  45,100
+DRS Technologies                                            400           9,624
+FileNet                                                     900          24,048
+International Rectifier                                     900          42,957
+Lawson Software                                           3,400          28,356
+Overland Storage                                          1,300          25,610
+Photronics                                                1,100          23,694
+Plexus                                                    1,700          29,393
+Storage Technology                                        1,000          24,100
 Symbol Technologies                                       1,500          18,735
+Take-Two Interactive Software                               700          27,685
+Tech Data                                                   600          19,752
+Veeco Instruments                                         1,400          35,476
                                                                        --------
                                                                         433,616
                                                                        --------
 Transportation - 4.31%
 Alexander & Baldwin                                       1,500          46,515
+Continental Airlines Class B                              1,000          19,100
+Kirby                                                       900          26,442
+Northwest Airlines Class A                                1,100          15,059
+SCS Transportation                                          500           7,505
 SkyWest                                                     700          12,943
+Yellow                                                      700          22,995
                                                                        --------
                                                                         150,559
                                                                        --------
 Utilities - 1.62%
 Black Hills                                                 400          12,868
+El Paso Electric Company                                  1,500          18,210
 PNM Resources                                               900          25,452
                                                                        --------
                                                                          56,530
                                                                        --------
 -------------------------------------------------------------------------------
 Total Common Stock
 (cost $2,486,456)                                                     3,343,431
 ===============================================================================
 Investment Company - 2.58%
 iShares Russell 2000 Value Index                            600          90,330
 -------------------------------------------------------------------------------
 Total Investment Company
 (cost $86,648)                                                           90,330
 ===============================================================================
 Warrants - 0.00%
+Magnum Hunter Resources                                     420             126
 -------------------------------------------------------------------------------
 Total Warrants (cost $0)                                                    126
 ===============================================================================

                                   2003 Annual Report o Delaware Pooled Trust 45

                                                        Principal         Market
                                                           Amount          Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 1.52%
With BNP Paribas 0.99% 11/3/03
   (dated 10/31/03, collateralized
   by $22,460 U.S. Treasury Notes
   1.625% due 3/31/05, market
   value $22,538)                                      $   22,090     $   22,090
With J. P. Morgan Securities
   0.97% 11/3/03
   (dated 10/31/03,
   collateralized by $9,060
   U.S. Treasury Bills due 4/15/04,
   market value $9,019)                                     8,820          8,820
With UBS Warburg 0.99% 11/3/03
   (dated 10/31/03,
   collateralized by $22,550
   U.S. Treasury Bills due 11/28/03,
   market value $22,536)                                   22,090         22,090
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $53,000)                                                            53,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.71%
(COST $2,626,104)                                                      3,486,887
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.29%                                             10,083
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 277,350
   SHARES OUTSTANDING;
   EQUIVALENT TO $12.61
   PER SHARE - 100.00%                                                $3,496,970
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2003:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                                 $2,395,055
Undistributed net
   investment income                                                       8,351
Accumulated net realized gain
   on investments                                                        232,781
Net unrealized appreciation
   of investments                                                        860,783
--------------------------------------------------------------------------------
Total net assets                                                      $3,496,970
================================================================================

+Non-income producing security for the year ended October 31, 2003.

 REIT - Real Estate Investment Trust

See accompanying notes

Delaware Pooled Trust -- The All-Cap
Growth Equity Portfolio
Statement of Net Assets
October 31, 2003

                                                           Number         Market
                                                        of Shares          Value
--------------------------------------------------------------------------------
  COMMON STOCK - 77.13%
  Banking & Finance - 7.75%
  Bear Stearns                                                700       $ 53,375
  City National                                               900         54,189
  First Tennessee National                                  1,200         54,432
  IndyMac Bancorp                                           4,500        132,300
  Lehman Brothers Holdings                                  2,100        151,200
  Webster Financial                                         1,500         67,050
                                                                        --------
                                                                         512,546
                                                                        --------
  Business Services - 7.51%
 +Affiliated Computer Services
    Class A                                                   600         29,358
 +Cendant                                                   9,200        187,956
  Certegy                                                     700         23,562
 +Fiserv                                                    1,600         56,512
  Manpower                                                  1,700         78,880
 +United Rentals                                            6,900        120,198
                                                                        --------
                                                                         496,466
                                                                        --------
  Cable, Media & Publishing - 0.92%
  Clear Channel Communications                              1,500         61,230
                                                                        --------
                                                                          61,230
                                                                        --------
  Consumer Durables - 1.59%
  Centex                                                      500         48,750
+#EOS International Restricted                             52,000         56,160
                                                                        --------
                                                                         104,910
                                                                        --------
  Consumer Non-Durables - 2.68%
 +Fisher Scientific International                           4,400        177,100
                                                                        --------
                                                                         177,100
                                                                        --------
  Consumer Services - 6.53%
  Marriott International Class A                            2,200         95,040
 +Mediacom Communications                                  10,600         74,200
  Royal Caribbean Cruises                                   5,000        148,550
 +Westwood One                                              3,800        113,734
                                                                        --------
                                                                         431,524
                                                                        --------
  Healthcare & Pharmaceuticals - 14.84%
 +Acusphere                                                 1,900         18,240
  Allergan                                                    700         52,934
 +Amgen                                                     1,700        104,992
 +Conceptus                                                 4,200         51,450
 +CV Theraputics                                            1,700         29,971


46 Delaware Pooled Trust o 2003 Annual Report

                                                         Number           Market
                                                      of Shares            Value
--------------------------------------------------------------------------------
 +Flamel Technologies ADR                                   600         $ 15,150
 +IDEC Pharmaceuticals                                    3,100          108,903
 +ImClone Systems                                         2,700           93,825
 +IntraBiotics Pharmaceuticals                              950           12,635
 +Invitrogen                                              1,000           63,590
  Johnson & Johnson                                       1,600           80,528
 +Nektar Therapeutics                                     4,800           63,072
 +Pain Therapeutics                                      10,400           65,520
 +Protein Design Labs                                     6,200           83,576
 +SciClone Pharmaceuticals                                4,900           39,102
 +Watson Pharmaceutical                                     900           35,343
 +Wellpoint Health Networks                                 700           62,230
                                                                        --------
                                                                         981,061
                                                                        --------
  Insurance - 7.40%
  Allstate                                                2,100           82,950
  Ambac Financial Group                                   2,200          155,628
  Berkley (W.R.)                                          1,300           44,577
  HCC Insurance Holdings                                  2,800           81,592
  PartnerRe                                               2,300          124,821
                                                                        --------
                                                                         489,568
                                                                        --------
  Retail - 11.35%
 +Amazon.com                                              1,700           92,514
 +Bed Bath & Beyond                                       1,900           80,256
  Gap                                                     2,900           55,332
 +Kohl's                                                  1,900          106,533
 +Krispy Kreme Doughnuts                                  2,400          103,968
  Lowe's Companies                                        2,300          135,539
 +Staples                                                 4,200          112,644
 +Williams & Sonoma                                       1,800           63,594
                                                                        --------
                                                                         750,380
                                                                        --------
  Technology - 13.21%
 +Agere Systems Class A                                  23,500           81,780
 +Analog Devices                                          2,400          106,392
  ASML Holding N.V                                        4,300           75,465
+#Convera Restricted                                      6,000           23,163
 +EMC                                                     4,900           67,816
 +Emulex                                                  1,800           50,976
  Henry (Jack) & Associates                               3,900           77,922
  Intel                                                   2,100           69,405
  Linear Technology                                       1,500           63,915
 +Micrel                                                  4,800           79,200
 +Network Appliance                                       1,700           41,956
 +Novellus Systems                                        1,200           49,548
 +Xilinx                                                  2,700           85,590
                                                                        --------
                                                                         873,128
                                                                        --------
 Telecommunications - 2.52%
+Comcast Special Class A                                  5,100          166,362
                                                                        --------
                                                                         166,362
                                                                        --------

                                                          Number          Market
                                                       of Shares           Value
 -------------------------------------------------------------------------------
 Transportation - 0.83%
+Marten Transport                                          2,100    $    54,684
                                                                    -----------
                                                                         54,684
                                                                    -----------
 -------------------------------------------------------------------------------
 Total Common Stock
 (cost $4,015,317)                                                    5,098,959
 ===============================================================================
                                                       Principal
                                                          Amount
 -------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS - 5.13%
 With BNP Paribas 0.99% 11/3/03
    (dated 10/31/03, collateralized
    by $143,700 U.S. Treasury Notes
    1.625% due 3/31/05, market
    value $144,155)                                 $    141,300        141,300
 With J. P. Morgan Securities
    0.97% 11/3/03 (dated 10/31/03,
    collateralized by $58,000
    U.S. Treasury Bills due 4/15/04, market
    value $57,687)                                        56,400         56,400
 With UBS Warburg 0.99% 11/3/03
    (dated 10/31/03,
    collateralized by $144,200
    U.S. Treasury Bills due 11/28/03, market
    value $144,149)                                      141,300        141,300
 ------------------------------------------------------------------------------
 Total Repurchase Agreements
 (cost $339,000)                                                        339,000
 ==============================================================================
 ------------------------------------------------------------------------------
 TOTAL MARKET VALUE OF SECURITIES - 82.26%
 (COST $4,354,317)                                                    5,437,959
 ==============================================================================
 ------------------------------------------------------------------------------
 RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES - 17.74%                                       1,172,594
 ==============================================================================
 ------------------------------------------------------------------------------
 NET ASSETS APPLICABLE TO
    1,356,858 SHARES
    OUTSTANDING; EQUIVALENT TO
    $4.87 PER SHARE - 100.00%                                      $  6,610,553
 ==============================================================================
 ------------------------------------------------------------------------------
 COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 2003:
 ------------------------------------------------------------------------------
 Shares of beneficial interest (unlimited
    authorization - no par)                                        $ 13,023,403
 Accumulated net realized loss
    on investments                                                   (7,496,492)
 Net unrealized appreciation
    of investments                                                    1,083,642
 ------------------------------------------------------------------------------
 Total net assets                                                  $  6,610,553
 ==============================================================================

+Non-income producing security for the year ended October 31, 2003.

#Restricted Security - Investment in a security not registered under the Securities Act of 1933. This security has certain restrictions on resale which may limit its liquidity. At October 31, 2003, the aggregate amount of restricted securities equals $79,323 or 1.20% of the Portfolio's net assets.

 ADR - American Depositary Receipts

See accompanying notes

                                   2003 Annual Report o Delaware Pooled Trust 47

Delaware Pooled Trust -- The Large-Cap Growth Equity Portfolio
Statement of Net Assets
October 31, 2003


                                                           Number         Market
                                                        of Shares          Value
--------------------------------------------------------------------------------
 COMMON STOCK - 98.71%
 Aerospace & Defense - 1.62%
 Northrop Grumman                                             200       $ 17,880
                                                                        --------
                                                                          17,880
                                                                        --------
 Banking & Finance - 11.53%
 American Express                                             400         18,772
 Capital One Financial                                        200         12,160
 Charter One Financial                                        400         12,784
 Citigroup                                                    300         14,220
 Goldman Sachs Group                                          200         18,780
 J.P. Morgan Chase & Company                                  400         14,360
 MBNA                                                         500         12,375
 Merrill Lynch                                                400         23,680
                                                                        --------
                                                                         127,131
                                                                        --------
 Business Services - 3.58%
+Accenture Class A                                            200          4,680
+Cendant                                                    1,700         34,731
                                                                        --------
                                                                          39,411
                                                                        --------
 Cable, Media & Publishing - 11.23%
 Clear Channel Communications                                 400         16,328
+Cox Communications Class A                                   600         20,442
 Gannett                                                      300         25,233
 Moody's Investors Services                                   300         17,349
 Tribune                                                      500         24,525
 Viacom Class B                                               500         19,935
                                                                        --------
                                                                         123,812
                                                                        --------
 Computers & Technology - 5.85%
+Cisco Systems                                              1,200         25,176
+Dell                                                         500         18,060
 Microsoft                                                    400         10,460
+Veritas Software                                             300         10,845
                                                                        --------
                                                                          64,541
                                                                        --------
 Consumer Products - 0.70%
 Mattel                                                       400          7,744
                                                                        --------
                                                                           7,744
                                                                        --------
 Consumer Services - 1.57%
 Marriott International Class A                               400         17,280
                                                                        --------
                                                                          17,280
                                                                        --------

                                                            Number        Market
                                                         of Shares         Value
--------------------------------------------------------------------------------
 Electronics & Electrical Equipment - 4.68%
 Emerson Electric                                              400      $ 22,700
 Texas Instruments                                           1,000        28,920
                                                                        --------
                                                                          51,620
                                                                        --------
 Energy - 2.56%
 Schlumberger                                                  600        28,182
                                                                        --------
                                                                          28,182
                                                                        --------
 Food, Beverage & Tobacco - 3.08%
 Anheuser-Busch                                                300        14,778
 PepsiCo                                                       400        19,128
                                                                        --------
                                                                          33,906
                                                                        --------
 Healthcare & Pharmaceuticals - 17.17%
 Abbott Laboratories                                           300        12,786
+Amgen                                                         400        24,704
+Boston Scientific                                             100         6,772
+Caremark Rx                                                   400        10,020
+Genzyme - General Division                                    200         9,180
 Guidant                                                       200        10,202
 Johnson & Johnson                                             500        25,165
 Medtronic                                                     400        18,228
 Mylan Laboratories                                            150         3,623
 Pfizer                                                        900        28,440
+Shire Pharmaceuticals ADR                                     400         9,160
+Wellpoint Health Networks                                     200        17,780
 Wyeth                                                         300        13,242
                                                                        --------
                                                                         189,302
                                                                        --------
 Insurance - 1.79%
 Allstate                                                      500        19,750
                                                                        --------
                                                                          19,750
                                                                        --------
 Internet Services - 1.00%
+InterActiveCorp                                               300        11,013
                                                                        --------
                                                                          11,013
                                                                        --------
 Leisure, Lodging & Entertainment - 3.77%
 Carnival                                                      800        27,928
 Disney (Walt)                                                 600        13,584
                                                                        --------
                                                                          41,512
                                                                        --------
 Retail - 10.42%
 Gap                                                           800        15,264
+Kohl's                                                        400        22,428


48 Delaware Pooled Trust o 2003 Annual Report

                                                           Number         Market
                                                        of Shares          Value
 -------------------------------------------------------------------------------
 Lowe's Companies                                             500     $   29,465
+Staples                                                      900         24,138
 Wal-Mart Stores                                              400         23,580
                                                                      ----------
                                                                         114,875
                                                                      ----------
 Technology - 11.39%
+Analog Devices                                               500         22,165
+Applied Materials                                            700         16,359
+EMC                                                        1,000         13,840
 Intel                                                        900         29,745
 Linear Technology                                            500         21,305
+Xilinx                                                       700         22,190
                                                                      ----------
                                                                         125,604
                                                                      ----------
 Telecommunications - 4.80%
+Comcast Special Class A                                    1,100         35,882
 Nokia ADR                                                  1,000         16,990
                                                                      ----------
                                                                          52,872
                                                                      ----------
 Transportation & Shipping - 1.97%
 United Parcel Service Class B                                300         21,756
                                                                      ----------
                                                                          21,756
                                                                      ----------
 -------------------------------------------------------------------------------
 Total Common Stock
 (cost $986,481)                                                       1,088,191
 ===============================================================================
                                                        Principal
                                                           Amount
 -------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS - 3.54%
 With BNP Paribas 0.99%
    11/3/03 (dated 10/31/03,
    collateralized by $16,500
    U.S. Treasury Notes 1.625%
    due 3/31/05, market
    value $16,584)                                     $   16,250         16,250
 With J. P. Morgan Securities
    0.97% 11/3/03 (dated
    10/31/03, collateralized
    by $6,700 U.S. Treasury Bills
    due 4/15/04, market
    value $6,637)                                           6,500          6,500
 With UBS Warburg 0.99%
    11/3/03 (dated 10/31/03,
    collateralized by $16,600
    U.S. Treasury Bills due 11/28/03, market
    value $16,583)                                         16,250         16,250
 -------------------------------------------------------------------------------
 Total Repurchase Agreements
 (cost $39,000)                                                           39,000
 ===============================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 102.25%
(COST $1,025,481)                                                   $ 1,127,191
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (2.25%)                                           (24,765)
================================================================================
NET ASSETS APPLICABLE TO
   237,041 SHARES OUTSTANDING;
   EQUIVALENT TO $4.65
   PER SHARE - 100.00%                                               $1,102,426
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2003:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                                $2,010,145
Undistributed net investment income                                       1,053
Accumulated net realized loss
   on investments                                                    (1,010,482)
Net unrealized appreciation
   of investments                                                       101,710
--------------------------------------------------------------------------------
Total net assets                                                     $1,102,426
================================================================================

+Non-income producing security for the year ended October 31, 2003.

 ADR - American Depositary Receipts

See accompanying notes

                                   2003 Annual Report o Delaware Pooled Trust 49

Delaware Pooled Trust -- The Mid-Cap Growth Equity Portfolio
Statement of Net Assets
October 31, 2003

                                                           Number      Market
                                                        of Shares       Value
-----------------------------------------------------------------------------
 COMMON STOCK - 98.67%
 Banking & Finance - 5.93%
 Bear Stearns                                               1,000    $ 76,250
 Cullen/Frost Bankers                                       3,000     116,280
 Lehman Brothers Holdings                                   3,200     230,400
 Moody's                                                    3,200     185,056
 Sovereign Bancorp                                         10,500     218,505
                                                                     --------
                                                                      826,491
                                                                     --------
 Building & Materials - 2.73%
 Centex                                                     2,000     195,000
 KB HOME                                                    2,700     184,923
                                                                     --------
                                                                      379,923
                                                                     --------
 Business Services - 2.78%
+Cendant                                                   19,000     388,170
                                                                     --------
                                                                      388,170
                                                                     --------
 Commercial Services & Supplies - 4.87%
 Manpower                                                   4,700     218,080
+Robert Half International                                  8,300     195,963
+United Rentals                                            15,200     264,784
                                                                     --------
                                                                      678,827
                                                                     --------
 Computers & Technology - 4.80%
+Emulex                                                     5,500     155,760
+Fiserv                                                     9,100     321,412
+Red Hat                                                    5,300      79,712
+VERITAS Software                                           3,100     112,065
                                                                     --------
                                                                      668,949
                                                                     --------
 Electronics & Electrical Equipment - 15.40%
+Agere Systems                                             51,100     177,828
+Applied Micro Circuits                                    25,700     149,574
 ASML Holding                                              13,200     231,660
+Broadcom                                                   6,000     191,700
+Fisher Scientific International                           10,100     406,524
 Linear Technology                                          5,700     242,877
+Mettler Toledo International                               6,700     256,878
+Network Appliance                                          3,000      74,040
+Novellus Systems                                           4,400     181,676
+Xilinx                                                     7,400     234,580
                                                                    ---------
                                                                    2,147,337
                                                                    ---------

                                                           Number      Market
                                                        of Shares       Value
-----------------------------------------------------------------------------
 Energy - 0.78%
 ENSCO International                                        4,100    $108,035
                                                                     --------
                                                                      108,035
                                                                     --------
 Environmental Services - 1.19%
+Allied Waste Industries                                   14,700     165,816
                                                                     --------
                                                                      165,816
                                                                     --------
 Healthcare & Pharmaceuticals - 12.98%
 Allergan                                                   1,800     136,116
 AmerisourceBergen                                          2,500     141,925
 Beckman Coulter                                            3,000     148,950
+Biogen                                                     4,200     169,974
+Gilead Sciences                                            3,400     185,572
 Guidant                                                    2,000     102,020
+IDEC Pharmaceuticals                                       4,100     144,033
+Invitrogen                                                 3,100     197,129
+MedImmune                                                  2,400      63,984
 Mylan Laboratories                                         3,150      76,073
 Omnicare                                                   3,900     149,526
+Pharmaceutical Resources                                   1,000      72,280
 Teva Pharmaceutical
   Industries ADR                                           2,300     130,847
+Watson Pharmaceutical                                      2,300      90,321
                                                                    ---------
                                                                    1,808,750
                                                                    ---------
 Industrial Machinery - 1.24%
+Lam Research                                               6,000     172,440
                                                                    ---------
                                                                      172,440
                                                                    ---------
 Insurance - 12.83%
 Aetna                                                      2,200     126,302
 Ambac Financial Group                                      5,450     385,533
+Anthem                                                     1,900     130,017
 HCC Insurance Holdings                                     6,700     195,238
 MBIA                                                       6,700     399,387
 PartnerRe                                                  7,700     417,879
+WellPoint Health Networks                                  1,500     133,350
                                                                    ---------
                                                                    1,787,706
                                                                    ---------

 Leisure, Lodging & Entertainment - 9.30%
 Marriott International Class A                             4,800     207,360
 Outback Steakhouse                                         5,300     222,600
+P.F. Chang's China Bistro                                  4,200     204,708


50   Delaware Pooled Trust o 2003 Annual Report

                                                           Number      Market
                                                        of Shares       Value
-----------------------------------------------------------------------------
 Royal Caribbean Cruises                                   13,000  $  386,230
+Westwood One                                               9,200     275,356
                                                                    ---------
                                                                    1,296,254
                                                                    ---------
 REITs - 3.90%
 American Financial Realty Trust                           24,400     370,880
+Host Marriott                                             16,500     172,425
                                                                    ---------
                                                                      543,305
                                                                    ---------
 Retail - 14.00%
+Amazon.com                                                 4,500     244,890
+Bed Bath & Beyond                                          4,900     206,976
+Dollar Tree Stores                                         6,600     251,988
+Kohl's                                                     3,700     207,459
+Staples                                                   10,800     289,656
+Starbucks                                                 11,200     353,920
 Tiffany                                                    4,800     227,760
+Williams-Sonoma                                            4,800     169,584
                                                                    ---------
                                                                    1,952,233
                                                                    ---------
 Telecommunications - 2.38%
+Ciena                                                     18,992     121,739
+L-3 Communications Holdings                                4,500     210,330
                                                                    ---------
                                                                      332,069
                                                                    ---------
 Textiles, Apparel & Furniture - 0.75%
 Cintas                                                     2,450     104,517
                                                                    ---------
                                                                      104,517
                                                                    ---------
 Transportation - 2.81%
 Expeditors International                                   3,700     138,898
+Ryanair Holdings ADR                                       4,900     252,350
                                                                    ---------
                                                                      391,248
                                                                    ---------

-----------------------------------------------------------------------------
Total Common Stock
(cost $11,956,510)                                                 13,752,070
=============================================================================

                                                        Principal      Market
                                                           Amount       Value
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 3.31%
With BNP Paribas 0.99% 11/3/03
   (dated 10/31/03,
   collateralized by $195,800
   U.S. Treasury Notes 1.625%
   due 3/31/05, market
   value $196,459)                                       $192,570    $192,570
With J. P. Morgan Securities
   0.97% 11/3/03 (dated
   10/31/03, collateralized
   by $79,000 U.S. Treasury Bills
   due 4/15/04, market
   value $78,618)                                          76,860      76,860
With UBS Warburg 0.99%
   11/3/03 (dated 10/31/03,
   collateralized by $196,600
   U.S. Treasury Bills due 11/28/03, market
   value $196,450)                                        192,570     192,570
-----------------------------------------------------------------------------
Total Repurchase Agreements
(cost $462,000)                                                       462,000
=============================================================================

-----------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 101.98%
(cost $12,418,510)                                                 14,214,070
=============================================================================

-----------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (1.98%)                                       (275,682)
=============================================================================

-----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   4,320,426 SHARES
   OUTSTANDING; EQUIVALENT
   TO $3.23 PER SHARE - 100.00%                                   $13,938,388
=============================================================================

-----------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2003:
-----------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                             $12,609,884
Accumulated net realized loss
   on investments                                                   (467,056)
Net unrealized appreciation
   of investments                                                   1,795,560
--------------------------------------------------------------------------------
Total net assets                                                  $13,938,388
================================================================================
+Non-income producing security for the year ended October 31, 2003.

 ADR - American Depositary Receipts
 REIT - Real Estate Investment Trust

See accompanying notes

2003 Annual Report o Delaware Pooled Trust   51

Delaware Pooled Trust -- The Small-Cap Growth Equity Portfolio
Statement of Net Assets
October 31, 2003

                                                           Number         Market
                                                        of Shares          Value
--------------------------------------------------------------------------------
COMMON STOCK - 94.03%
Banking & Finance - 8.62%
City National                                              26,900    $ 1,619,649
Cullen/Frost Bankers                                       34,600      1,341,096
Doral Financial                                            13,676        690,638
Downey Financial                                           23,200      1,064,880
First Niagara Financial Group                              23,764        339,588
Friedman Billings Ramsey
   Class A                                                 16,970        338,042
IndyMac Bancorp                                            25,300        743,820
Sovereign Bancorp                                          44,000        915,640
Webster Financial                                          23,900      1,068,330
                                                                      ----------
                                                                       8,121,683
                                                                      ----------
 Basic Industry/Capital Goods - 3.46%
 Beckman Coulter                                           18,800        933,420
+Mettler-Toledo International                              33,700      1,292,058
+MSC Industrial Direct Class A                             43,581      1,030,691
                                                                      ----------
                                                                       3,256,169
                                                                      ----------
 Business Services - 7.48%
+Advisory Board                                            24,000        873,360
+Bright Horizons Family Solutions                          23,853      1,024,725
 Digital Insight                                           24,200        507,716
+Fisher Scientific International                           70,300      2,829,575
 Hilb, Rogal & Hamilton                                    18,200        546,364
+Intergrated Alarm Services                                54,300        478,383
+Resources Connection                                      31,600        781,468
                                                                      ----------
                                                                       7,041,591
                                                                      ----------
 Consumer Durables - 7.73%
 D.R. Horton                                               33,709      1,341,618
+Gentex                                                    68,000      2,655,400
+Group 1 Automotive                                        21,100        747,573
 KB HOME                                                   16,000      1,095,840
+Toll Brothers                                             20,800        766,272
+WCI Communities                                           30,700        669,260
                                                                      ----------
                                                                       7,275,963
                                                                      ----------
 Consumer Non-Durables - 12.67%
+American Italian Pasta Class A                            16,724        639,526
+Coach                                                     89,792      3,184,922
+Cost Plus                                                 44,446      2,038,738
+Dollar Tree Stores                                        44,278      1,690,534
+Krispy Kreme Doughnuts                                    48,228      2,089,237
+Peet's Coffee & Tea                                       25,600        430,848
+PETsMART                                                  72,500      1,856,725
                                                                      ----------
                                                                      11,930,530
                                                                      ----------

                                                           Number         Market
                                                        of Shares          Value
--------------------------------------------------------------------------------
 Consumer Services - 17.28%
 Cash America International                                57,600    $ 1,099,584
+Cheesecake Factory                                        46,749      1,867,154
+Cumulus Media                                             62,300      1,166,879
+Extended Stay America                                     72,377      1,063,942
 Four Seasons Hotels                                       19,600      1,080,548
+Getty Images                                              34,771      1,554,264
 Gray Television Class B                                   56,500        718,680
+LIN TV Class A                                            53,400      1,204,170
+Mediacom Communications                                   98,367        688,569
+Monster Worldwide                                         37,500        955,125
+Radio One                                                 40,300        646,009
+Sonic                                                     41,050      1,141,601
+West                                                      38,063        922,266
+Westwood One                                              40,456      1,210,848
+Wynn Resorts                                              47,200        951,552
                                                                      ----------
                                                                      16,271,191
                                                                      ----------
 Energy - 1.26%
+Pride International                                       21,700        355,446
+Rowan Companies                                           34,600        828,670
                                                                      ----------
                                                                       1,184,116
                                                                      ----------

 Healthcare & Pharmaceuticals - 12.64%
+Abgenix                                                   67,800        830,550
+Align Technology                                           7,600        117,192
+Coventry Health Care                                      15,800        865,050
+Cv Theraputics                                            39,400        694,622
+Exelixis                                                  70,000        520,100
+ImClone Systems                                           39,100      1,358,725
+Inspire Pharmaceuticals                                   49,041        913,143
+Martek Biosciences                                        25,800      1,248,978
 Medicis Pharmaceutical Class A                            22,500      1,425,375
+MGI Pharma                                                13,800        518,328
+Nektar Therapeutics                                       89,568      1,176,924
+Neurocrine Biosciences                                    21,483      1,006,049
+Protein Design Labs                                       91,100      1,228,028
                                                                      ----------
                                                                      11,903,064
                                                                      ----------
 Insurance - 6.11%
 Berkley (W.R.)                                            26,150        896,684
 Delphi Financial Group Class A                            10,900        549,033
 HCC Insurance Holdings                                    27,400        798,436
 IPC Holdings                                              16,300        610,435
 PartnerRe                                                 39,000      2,116,530
 RenaissanceRe Holdings                                    17,400        782,652
                                                                      ----------
                                                                       5,753,770
                                                                      ----------

52   Delaware Pooled Trust o 2003 Annual Report

                                                           Number         Market
                                                        of Shares          Value
--------------------------------------------------------------------------------
 Technology - 14.65%
+Akamai Technologies                                       79,900    $   631,210
+AMIS Holdings                                             17,900        360,685
+Anteon International                                       5,000        170,700
+ASK Jeeves                                                55,600      1,065,296
+Brocade Communications
  Systems                                                 149,500        979,225
+CIENA                                                     87,863        563,202
+Cymer                                                     40,800      1,862,928
+Emulex                                                    36,600      1,036,512
 Henry (Jack) & Associates                                 77,830      1,555,043
+Intergated Circuit Systems                                37,700      1,265,589
+Micrel                                                    81,271      1,340,972
+Power Integrations                                        13,000        452,660
+Skyworks Solutions                                        89,700        769,626
+Tekelec                                                   51,505        828,715
 Varian Semiconductor
   Equipment                                               18,900        913,815
                                                                      ----------
                                                                      13,796,178
                                                                      ==========
 Transportation - 2.13%
+Hunt (J.B.) Transportation
   Services                                                33,700        855,306
+Swift Transportation                                      15,800        354,394
 UTI Worldwide                                             23,100        800,184
                                                                      ----------
                                                                       2,009,884
                                                                      ----------

--------------------------------------------------------------------------------
Total Common Stock
(cost $71,140,508)                                                    88,544,139
================================================================================

                                                          Pricial        Market
                                                           Amount         Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 6.57%
With BNP Paribas 0.99%
 11/3/03 (dated 10/31/03,
 collateralized by $2,625,000
 U.S. Treasury Notes 1.625%
 due 3/31/05, market
 value $2,633,062)                                     $2,581,000    $2,581,000
With J. P. Morgan Securities
 0.97% 11/3/03 (dated
 10/31/03, collateralized
 by $1,059,000 U.S. Treasury
 Bills due 4/15/04, market
 value $1,053,689)                                      1,030,000     1,030,000
With UBS Warburg 0.99%
 11/3/03 (dated 10/31/03,
 collateralized by $2,634,000
 U.S. Treasury Bills due 11/28/03, market
 value $2,632,943)                                      2,581,000     2,581,000
-------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $6,192,000)                                                     6,192,000
===============================================================================

-------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 100.60%
(COST $77,332,508)                                                   94,736,139
===============================================================================

-------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (0.60%)                                          (568,491)
===============================================================================

-------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 7,033,916
 SHARES OUTSTANDING;
 EQUIVALENT TO $13.39
 PER SHARE - 100.00%                                                $94,167,648
===============================================================================

-------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2003:
-------------------------------------------------------------------------------
Shares of beneficial interest
 (unlimited authorization - no par)                                 $94,292,350
Accumulated net realized loss
 on investments                                                     (17,528,333)
Net unrealized appreciation
 of investments                                                      17,403,631
-------------------------------------------------------------------------------
Total net assets                                                    $94,167,648
===============================================================================

+Non-income producing security for the year ended October 31, 2003.

 See accompanying notes

 2003 Annual Report o Delaware Pooled Trust   53

Delaware Pooled Trust - The Real Estate Investment Trust Portfolio II Statement of Net Assets
October 31, 2003

                                                           Number        Market
                                                        of Shares         Value
-------------------------------------------------------------------------------
 COMMON STOCK - 94.20%
 Diversified REITs - 7.20%
 Keystone Property Trust                                   44,500    $  890,000
 Vornado Realty Trust                                      36,900     1,865,295
                                                                     ----------
                                                                      2,755,295
                                                                     ----------
 Healthcare REITs - 1.36%
 Nationwide Health Properties                              28,500       521,550
                                                                     ----------
                                                                        521,550
                                                                     ----------
 Hotel REITs - 5.47%
 Hersha Hospitality Trust                                  24,500       213,150
+Host Marriott                                             86,500       903,925
 LaSalle Hotel Properties                                  58,100       978,985
                                                                     ----------
                                                                      2,096,060
                                                                     ----------
 Industrial REITs - 4.64%
 AMB Property                                              18,780       563,212
+First Potomac Realty Trust                                 7,100       114,878
 ProLogis Trust                                            37,200     1,098,888
                                                                     ----------
                                                                      1,776,978
                                                                     ----------
 Mall REITs - 17.23%
 CBL & Associates Properties                               20,200     1,076,660
 General Growth Properties                                 23,300     1,782,450
 Rouse                                                     37,300     1,603,900
 Simon Property Group                                      47,370     2,135,440
                                                                     ----------
                                                                      6,598,450
                                                                     ----------
 Manufactured Housing REITs - 1.45%
 Sun Communities                                           15,240       555,498
                                                                     ----------
                                                                        555,498
                                                                     ----------
 Multifamily REITs - 10.25%
 Apartment Investment & Management
   Class A                                                 25,590     1,046,631
 AvalonBay Communities                                     15,451       705,647
 Camden Property Trust                                     31,400     1,243,440
 Equity Residential Properties
   Trust                                                   31,800       930,150
                                                                     ----------
                                                                      3,925,868
                                                                     ----------

                                                           Number        Market
                                                        of Shares         Value
-------------------------------------------------------------------------------
Office REITs - 21.24%
Alexandria Real Estate
   Equities                                                19,300    $  984,300
American Financial Realty
   Trust                                                   52,100       791,920
CarrAmerica Realty                                         47,590     1,431,031
Equity Office Properties Trust                             91,811     2,571,627
Prentiss Properties Trust                                  44,575     1,347,948
SL Green Realty                                            27,780     1,004,247
                                                                     ----------
                                                                      8,131,073
                                                                     ----------

Office/Industrial REITs - 7.91%
Duke Realty                                                36,340     1,064,035
Liberty Property Trust                                     21,733       790,647
Reckson Associates Realty                                  52,830     1,173,882
                                                                     ----------
                                                                      3,028,564
                                                                     ----------

Real Estate Operating Companies - 4.25%
Catellus Development                                       39,960       889,909
Starwood Hotels & Resorts
   Worldwide                                               21,900       738,687
                                                                     ----------
                                                                      1,628,596
                                                                     ----------

Retail Strip Centers REITs - 13.20%
Chelsea Property Group                                     31,400     1,544,880
Developers Diversified Realty                              41,900     1,210,910
Equity One                                                 19,400       324,950
Federal Realty Investment Trust                            23,000       872,850
Ramco-Gershenson Properties                                32,500       784,875
Regency Centers                                             8,500       315,180
                                                                     ----------
                                                                      5,053,645
                                                                     ----------

-------------------------------------------------------------------------------
Total Common Stock
(cost $32,000,281)                                                   36,071,577
===============================================================================


54   Delaware Pooled Trust o 2003 Annual Report

                                                        Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 5.21%
With BNP Paribas 0.99% 11/3/03
   (dated 10/31/03,
   collateralized by $844,700
   U.S. Treasury Notes 1.625%
   due 3/31/05, market
   value $847,496)                                       $830,700      $830,700
With J. P. Morgan Securities 0.97%
   11/3/03 (dated 10/31/03,
   collateralized by $340,700
   U.S. Treasury Bills
   due 4/15/04, market
   value $339,148)                                        331,600       331,600
With UBS Warburg 0.99% 11/3/03
   (dated 10/31/03,
   collateralized by $848,000
   U.S. Treasury Bills
   due 11/28/03, market
   value $847,457)                                        830,700       830,700
-------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $1,993,000)                                                     1,993,000
===============================================================================

-------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.41%
(COST $33,993,281)                                                   38,064,577
===============================================================================

-------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.59%                                           225,219
===============================================================================

-------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 1,749,313
   SHARES OUTSTANDING;
   EQUIVALENT TO $21.89
   PER SHARE - 100.00%                                              $38,289,796
===============================================================================

-------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2003:
-------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                               $32,061,316
Undistributed net investment income                                   1,284,011
Accumulated net realized gain
   on investments                                                       873,173
Net unrealized appreciation
   of investments                                                     4,071,296
-------------------------------------------------------------------------------
Total net assets                                                    $38,289,796
===============================================================================

+Non-income producing security for the year ended October 31, 2003.

 REIT - Real Estate Investment Trust

See accompanying notes

Delaware Pooled Trust -- The Intermediate
Fixed Income Portfolio
Statement of Net Assets
October 31, 2003

                                                         Pricipal        Market
                                                           Amount         Value
                                                          (U.S.$)        (U.S.$)
-------------------------------------------------------------------------------

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 1.21%
Fannie Mae Series
   02-W1 1A2 4.81% 12/25/33                               $12,069       $12,196
Freddie Mac Structured Pass Through Securities
   Series T-58 1A2
   3.108% 5/25/35                                           5,000         4,970
   Series T-58 2A
   6.50% 9/25/43                                           10,000        10,525
-------------------------------------------------------------------------------
Total Agency Collateralized
Mortgage Obligations
(cost $27,756)                                                           27,691
===============================================================================

AGENCY MORTGAGE-BACKED SECURITIES - 10.91%
Fannie Mae
   4.50% 10/1/10                                           30,000        30,394
   4.50% 11/1/18 TBA                                      110,000       109,896
   5.00% 11/1/17                                           48,792        49,585
   6.50% 4/1/12                                            13,815        14,562
   6.52% 1/1/08                                            13,988        15,392
   8.50% 8/1/12                                             4,329         4,651
   9.00% 6/1/09                                            14,349        15,919
Freddie Mac 3.50% 9/1/18                                   10,000         9,846
-------------------------------------------------------------------------------
Total Agency Mortgage-
Backed Securities
(cost $248,793)                                                         250,245
===============================================================================
AGENCY OBLIGATIONS - 2.40%
Freddie Mac 2.10% 2/25/05                                  55,000        55,114
-------------------------------------------------------------------------------
Total Agency Obligations
(cost $54,974)                                                           55,114
===============================================================================


2003 Annual Report o Delaware Pooled Trust   55

                                                        Principal        Market
                                                           Amount         Value
                                                           (U.S.$)       (U.S.$)
-------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 13.87%
Bank One Issuance Trust
 Series 02-A3 3.59% 5/17/10                               $10,000       $10,116
Capital One Multi-Asset
 Execution Trust
 Series 03-A6 2.95% 8/17/09                                 5,000         5,020
 Series 03-C2 4.32% 4/15/09                                 5,000         5,034
Citibank Credit Card Issuance Trust
 Series 03-A6 2.90% 5/17/10                                10,000         9,720
MBNA Credit Card Master Note
 Trust Series 01-A1
 5.75% 10/15/08                                            20,000        21,567
Mid-State Trust Series 11 A1
 4.864% 7/15/38                                             4,788         4,482
NationsCredit Grantor Trust
 Series 97-1 A 6.75% 8/15/13                               54,833        57,809
Navistar Financial Owner Trust
 Series 02-B A4
 3.52% 10/15/09                                            15,000        15,317
#Sharp Series 02-HE2N N
   144A 9.50% 10/25/32                                      3,733         3,733
+SLMA Student Loan Trust Series
   98-2 A2 1.735% 1/25/14                                 183,900       185,296
-------------------------------------------------------------------------------
Total Asset-Backed Securities
(cost $316,151)                                                         318,094
===============================================================================

 COLLATERALIZED MORTGAGE OBLIGATIONS - 8.80%
 Bank of America Mortgage Securities
+Series 03-D 1A2 3.428%
   5/25/33                                                  2,899         2,892
+Series 03-F 1A1 2.969%
   7/25/33                                                  3,839         3,855
+Series 03-I 2A4 3.828%
   10/25/33                                                10,000         9,966
+Bear Stearns Adjustable Rate
   Mortgage Trust Series 03-7 8A
   4.831% 10/25/33                                          9,919         9,721
Countrywide Alternative Loan
   Trust Series 02-7 CB11
   6.75% 8/25/32                                            7,104         7,168
+Countrywide Home Loan Series
   03-21 A1 4.20% 5/25/33                                  11,553        11,543
 Credit Suisse First Boston
   Mortgage Securities
   Series 03-23 5A1
   6.00% 9/25/33                                            4,961         5,050
   Series 03-23 7A1
   5.00% 9/25/18                                            9,900        10,006
   Series 02-30 1A1
   7.50% 11/25/32                                           3,459         3,579

                                                        Principal        Market
                                                           Amount         Value
                                                           (U.S.$)       (U.S.$)
-------------------------------------------------------------------------------

   Series 02-34 1A1
   7.50% 12/25/32                                         $20,314       $21,479
   Series 02-34 4A1
   5.50% 11/25/17                                           8,624         8,796
   Series 03-8 5A1
   6.50% 4/25/33                                           20,584        21,348
+Master Adjustable Rate
   Mortgages Series 03-6 1A2
   3.134% 9/25/33                                          10,000         9,956
 Vende Mortgage Trust
 +Series 00-1 1A
   6.823% 1/15/30                                          20,664        22,111
 +Series 93-1 K
   7.25% 4/15/13                                           15,000        15,833
 Washington Mutual
 +Series 03-AR4 A7
   3.95% 5/25/33                                           20,453        20,502
 +Series 03-S1 A1
   5.00% 4/25/33                                           13,108        13,411
+Wells Fargo Mortgage Backed
   Securities Trust Series 03-K 2A5
   4.522% 11/25/33                                          5,000         4,638
-------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations
(cost $201,795)                                                         201,854
===============================================================================

 CORPORATE BONDS - 40.88%
 Automobiles & Automotive Parts - 0.45%
 General Motors 7.125%
   7/15/13                                                 10,000        10,424
                                                                     ----------
                                                                         10,424
                                                                     ==========
 Banking, Finance & Insurance - 15.25%
 AON 7.375% 12/14/12                                        5,000         5,704
#ASIF Global Financing 144A
   4.90% 1/17/13                                           10,000         9,871
 Bear Stearns
   4.00% 1/31/08                                           15,000        15,255
   4.65% 7/2/18                                            10,000         9,084
 Branch Banking & Trust
   4.875% 1/15/13                                          15,000        14,919
 Citigroup 5.625% 8/27/12                                  15,000        15,853
 Compass Bank 6.45% 5/1/09                                  5,000         5,585
 Countrywide Home Loan
  +1.62% 6/2/06                                            15,000        15,051
   3.50% 12/19/05                                          10,000        10,202
 Credit Suisse First Boston USA
   4.625% 1/15/08                                          10,000        10,402
#Erac USA Finance 144A
   7.35% 6/15/08                                           15,000        17,132
 Ford Motor Credit
   5.625% 10/1/08                                          10,000         9,773
   7.25% 10/25/11                                          25,000        25,431
 General Electric Capital
   5.45% 1/15/13                                           15,000        15,519


56   Delaware Pooled Trust o 2003 Annual Report

                                                        Principal        Market
                                                           Amount         Value
                                                           (U.S.$)       (U.S.$)
-------------------------------------------------------------------------------

 GMAC
   6.75% 1/15/06                                           $5,000     $   5,334
   7.25% 3/2/11                                            20,000        21,105
 Goldman Sachs
   5.25% 10/15/13                                          15,000        15,057
 International Lease Finance
   5.875% 5/1/13                                            5,000         5,229
 J.P. Morgan Chase
   5.75% 1/2/13                                            10,000        10,515
 Morgan Stanley 5.30% 3/1/13                                5,000         5,084
 National Rural Utilities
   3.875% 2/15/08                                          15,000        15,165
 Popular North America
   4.25% 4/1/08                                            10,000        10,123
 Progressive 6.375% 1/15/12                                15,000        16,433
+RBS Capital Trust I
   4.709% 12/29/49                                         15,000        14,150
 Regions Financial
   6.375% 5/15/12                                          10,000        10,975
#TIAA Global Markets 144A
   2.75% 1/13/06                                           10,000        10,111
#TRAC-X NA 144A
   4.25% 3/25/09                                           10,000        10,007
 Wells Fargo Financial
    6.125% 4/18/12                                         10,000        10,912
 Wilmington Trust
   4.875% 4/15/13                                          10,000         9,737
                                                                       --------
                                                                        349,718
                                                                       --------

 Building & Materials - 0.47%
 Valspar 6.00% 5/1/07                                      10,000        10,738
                                                                       --------
                                                                         10,738
                                                                       --------
 Cable, Media & Publishing - 2.38%
 AOL Time Warner 6.75%
   4/15/11                                                 10,000        11,069
#Intelsat 144A 5.25% 11/1/08                                5,000         4,999
 Liberty Media
   3.50% 9/25/06                                            5,000         4,942
   7.75% 7/15/09                                            5,000         5,628
 Time Warner 8.18%
   8/15/07                                                 10,000        11,551
 USA Interactive
   6.75% 11/15/05                                           5,000         5,352
   7.00% 1/15/13                                           10,000        11,066
                                                                       --------
                                                                         54,607
                                                                       --------
 Chemicals - 0.23%
 Dow Chemical 6.00% 10/1/12                                 5,000         5,201
                                                                       --------
                                                                          5,201
                                                                       --------

 Computers & Technology - 0.49%
 Dell 6.55% 4/15/08                                        10,000        11,151
                                                                       --------
                                                                         11,151
                                                                       --------

                                                        Principal        Market
                                                           Amount         Value
                                                           (U.S.$)       (U.S.$)
-------------------------------------------------------------------------------
 Consumer Services - 0.24%
 PHH 7.125% 3/1/13                                        $ 5,000      $  5,555
                                                                       --------
                                                                          5,555
                                                                       --------
 Energy - 3.77%
#Alliance Pipeline US 144A
   4.591% 12/31/25                                          9,916         9,501
 Chevron 6.625% 10/1/04                                    10,000        10,469
#Halliburton 144A
   5.50% 10/15/10                                           5,000         5,063
#ITC Holdings 144A
   5.25% 7/15/13                                            5,000         4,718
 Marathon Oil
   9.125% 1/15/13                                          15,000        19,099
 Northern Border Pipeline
   6.25% 5/1/07                                            10,000        10,905
 Valero Energy
   6.125% 4/15/07                                          15,000        16,421
 Valero Logistics Operations
   6.05% 3/15/13                                           10,000        10,269
                                                                       --------
                                                                         86,445
                                                                       --------
 Food, Beverage & Tobacco - 4.59%
 Anheuser-Busch 5.05%
   10/15/16                                                15,000        14,852
 Kraft Foods
   4.00% 10/1/08                                           10,000         9,984
   5.625% 11/1/11                                          10,000        10,417
#Miller Brewing 144A 4.25%
   8/15/08                                                 15,000        15,164
 Nabisco 6.85% 6/15/05                                      5,000         5,367
 Tyson Foods 8.25% 10/1/11                                  5,000         5,931
 Universal 6.50% 2/15/06                                    5,000         5,419
 UST
   6.625% 7/15/12                                          10,000        11,004
   8.80% 3/15/05                                           10,000        10,756
 Wendy's International
   6.25% 11/15/11                                          15,000        16,306
                                                                       --------
                                                                        105,200
                                                                       --------
 Healthcare & Pharmaceuticals - 0.46%
 Medco Health Solutions 7.25%
   8/15/13                                                 10,000        10,658
                                                                       --------
                                                                         10,658
                                                                       --------
 Industrial Machinery - 0.94%
 Johnson Controls 5.00%
   11/15/06                                                10,000        10,651
 York International 6.625%
   8/15/06                                                 10,000        10,831
                                                                       --------
                                                                         21,482
                                                                       --------


2003 Annual Report o Delaware Pooled Trust   57

                                                        Principal        Market
                                                           Amount         Value
                                                           (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------

 Metals & Mining - 0.25%
 Barrick Gold Finance
   7.50% 5/1/07                                            $5,000      $  5,640
                                                                       --------
                                                                          5,640
                                                                       --------
 Real Estate - 0.21%
#Developers Diversified Realty 144A
   4.625% 8/1/10                                            5,000         4,890
                                                                       --------
                                                                          4,890
                                                                       --------
 Retail - 2.50%
 CVS 3.875% 11/1/07                                        10,000        10,211
 Lowe's 7.50% 12/15/05                                     10,000        11,099
 Safeway 3.80% 8/15/05                                     15,000        15,315
 Target 5.875% 3/1/12                                      10,000        10,831
 Wal-Mart Stores
   3.375% 10/1/08                                          10,000         9,877
                                                                       --------
                                                                         57,333
                                                                       --------
 Telecommunications - 2.38%
+AT&T 7.00% 11/15/06                                       15,000        16,624
 Sprint Capital
   6.375% 5/1/09                                           10,000        10,553
   8.375% 3/15/12                                          10,000        11,436
 Verizon Wireless Capital
   5.375% 12/15/06                                         15,000        16,034
                                                                       --------
                                                                         54,647
                                                                       --------

 Transportation & Shipping - 1.26%
 Continental Airlines
   6.503% 6/15/11                                          20,000        20,059
 Delta Air Lines 7.299% 9/18/06                             10,000 0      8,848
                                                                       --------
                                                                         28,907
                                                                       --------

 Utilities - 5.01%
 Detroit Edison 5.05% 10/1/05                              15,000        15,782
 FPL Group Capital
   3.25% 4/11/06                                           15,000        15,186
 NiSource Finance
   7.50% 11/15/03                                          10,000        10,016
#Power Contract Financing 144A
   5.20% 2/1/06                                            10,000         9,984
 Progress Energy 6.75% 3/1/06                              15,000        16,334
 PSE&G Energy 7.75% 4/16/07                                10,000        10,150
+Sempra Energy 6.80% 7/1/04                                10,000        10,335
 Southern Company Capital
   Funding 5.30% 2/1/07                                    10,000        10,727
#TXU Energy 144A
   7.00% 3/15/13                                           15,000        16,489
                                                                       --------
                                                                        115,003
                                                                       --------

-------------------------------------------------------------------------------
Total Corporate Bonds
(cost $917,350)                                                         937,599
===============================================================================

                                                        Principal        Market
                                                           Amount         Value
                                                           (U.S.$)       (U.S.$)
-------------------------------------------------------------------------------

  FOREIGN BONDS - 8.53%
  Aruba - 1.37%
  UFJ Finance Aruba
   6.75% 7/15/13                                          $30,000       $31,464
                                                                       --------
                                                                         31,464
                                                                       --------
  Australia - 0.66%
 #Cable & Wire Finance 144A
   8.125% 6/15/09                                           5,000         5,869
  Westpac Banking
   4.625% 6/1/18                                           10,000         9,268
                                                                       --------
                                                                         15,137
                                                                       --------
  Bermuda - 0.66%
+#Oil Insurance 144A
   5.15% 8/15/33                                           15,000        15,093
                                                                       --------
                                                                         15,093
                                                                       --------
  Canada - 1.82%
  Great Lakes Power
   9.00% 8/1/04                                            10,000        10,384
  Noranda 6.00% 10/15/15                                    15,000        15,228
  Thomson 5.75% 2/1/08                                      15,000        16,125
                                                                       --------
                                                                         41,737
                                                                        --------
  Cayman Islands - 0.69%
  Transocean Sedco Forex
   6.75% 4/15/05                                           15,000        15,932
                                                                       --------
                                                                         15,932
                                                                       --------
  Netherlands - 1.09%
  Aegon NV 4.75% 6/1/13                                     10,000         9,679
 #ING Bank 144A 5.125% 5/1/15                              10,000         9,888
  Telefonica Europe
   7.35% 9/15/05                                            5,000         5,455
                                                                       --------
                                                                         25,022
                                                                       --------
  Singapore - 0.92%
 #Singapore Telecommunications 144A
   6.375% 12/1/11                                          10,000        11,022
 #SP Powerassets 144A 5.00%
   10/22/13                                                10,000         9,992
                                                                       --------
                                                                         21,014
                                                                       --------

  Sweden - 0.67%
 #Nordea Bank 144A
   5.25% 11/30/12                                          15,000        15,324
                                                                       --------
                                                                         15,324
                                                                       --------


58   Delaware Pooled Trust o 2003 Annual Report

                                                        Principal        Market
                                                           Amount         Value
                                                           (U.S.$)       (U.S.$)
-------------------------------------------------------------------------------

United Kingdom - 0.65%
Vodafone Group
  5.375% 1/30/15                                         $15,000       $ 15,016
                                                                       --------
                                                                         15,016
-------------------------------------------------------------------------------
Total Foreign Bonds
(cost $195,369)                                                         195,739
===============================================================================

U.S. TREASURY OBLIGATIONS - 7.86%

U.S. Treasury Inflation
Index Notes
   1.875% 7/15/13                                          10,079        10,054
   3.00% 7/15/12                                           30,801        33,716
  *3.375% 4/15/32                                          31,200        37,679
   3.625% 1/15/08                                          17,140        19,051
U.S. Treasury Notes
   2.00% 5/15/06                                           35,000        34,926
   3.125% 10/15/08                                          5,000         4,974
   4.25% 8/15/13                                           40,000        39,850
-------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $176,050)                                                         180,250
===============================================================================

                                                        Number of
                                                           Shares

PREFERRED STOCK - 1.94%
#Centaur 144A 9.08%                                            15        17,967
Nexen 7.35%                                                 1,050        26,513
-------------------------------------------------------------------------------
Total Preferred Stock
(cost $42,276)                                                           44,480
===============================================================================

                                                        Principal        Market
                                                           Amount         Value
                                                           (U.S.$)       (U.S.$)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 9.81%
With BNP Paribas 0.99%
   11/3/03 (dated 10/31/03,
   collateralized by $95,400
   U.S. Treasury Notes 1.625%
   due 3/31/05, market
   value $95,678)                                         $93,750     $93,750
With J. P. Morgan Securities
   0.97% 11/3/03
   (dated 10/31/03,
   collateralized by $38,500
   U.S. Treasury Bills due 4/15/04, market
   value $38,288)                                          37,500      37,500
With UBS Warburg 0.99%
   11/3/03 (dated 10/31/03,
   collateralized by $95,700
   U.S. Treasury Bills due 11/28/03, market
   value $95,674)                                          93,750      93,750
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $225,000)                                                       225,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF  SECURITIES - 106.21%
(COST $2,405,514)                                                   2,436,066
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-
(6.21%)                                                              (142,467)**
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   223,372 SHARES
   OUTSTANDING; EQUIVALENT
   TO $10.27 PER SHARE - 100.00%                                   $2,293,599
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2003:
--------------------------------------------------------------------------------

Shares of beneficial interest
 (unlimited authorization - no par)                                $2,455,714
Undistributed net investment income                                         2
Accumulated net realized loss
 on investments                                                      (187,163)
Net unrealized appreciation
 of investments                                                        25,046
--------------------------------------------------------------------------------
Total net assets                                                   $2,293,599
================================================================================

 +Variable Rate Notes - The interest rate shown is the rate as of
  October 31, 2003.
 #Securities exempt from registration under Rule 144A of the Securities Act of 1933. See Note #12 in "Notes to Financial Statements".
 *Fully or partially pledged as collateral for financial futures contracts. **Of this amount, $185,423 represents payable for securities purchased at
  October 31, 2003.

  SLMA - Student Loan Marketing Association
  TBA - To be announced

See accompanying notes

2003 Annual Report o Delaware Pooled Trust   59

Delaware Pooled Trust -- The High Yield Bond Portfolio
Statement of Net Assets
October 31, 2003


                                                      Principal
                                                         Amount    Market Value
                                                        (U.S.$)         (U.S.$)
--------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES - 0.30%
 #Goldman Sachs Mortgage
   Securities 2002-HE2N 144A
   8.25% 10/20/32                                       $15,587        $ 15,616
--------------------------------------------------------------------------------
  Total Asset-Backed Securities
  (cost $15,577)                                                         15,616
================================================================================
  CORPORATE BONDS - 85.80%
  Aerospace & Defense - 1.53%
 #Armor Holdings 144A
   8.25% 8/15/13                                         40,000          43,100
 #DRS Technologies 144A
   6.875% 11/1/13                                        35,000          35,350
                                                                       --------
                                                                         78,450
                                                                       --------

  Automobiles & Automotive Parts - 2.02%
 #Advanced Accessory
   Systems 144A
   10.75% 6/15/11                                        20,000          21,500
  General Motors
   8.375% 7/15/33                                        30,000          31,741
 #Metaldyne Corporate 144A
   10.00% 11/1/13                                        25,000          24,500
 #UIS 144A 9.375% 6/15/13                                25,000          25,750
++Venture Holdings Trust
   12.00% 6/1/09                                         65,000             325
                                                                       --------
                                                                        103,816
                                                                       --------

  Banking, Finance & Insurance - 3.75%
 #Crum & Forster 144A
   10.375% 6/15/13                                       35,000          37,800
 #Farmers Exchange Capital 144A
   7.20% 7/15/48                                         35,000          30,942
  Finova Group 7.50% 11/15/09                            95,000          47,974
  Qwest Capital Funding
   5.875% 8/3/04                                         45,000          45,056
   TIG Holdings 8.125% 4/15/05                           25,000          25,125
 #Zurich Capital Trust I 144A
   8.376% 6/1/37                                          5,000           5,695
                                                                       --------
                                                                        192,592
                                                                       --------

                                                      Principal
                                                         Amount    Market Value
                                                        (U.S.$)         (U.S.$)
--------------------------------------------------------------------------------
  Buildings & Materials - 2.41%
  Foster Wheeler
   6.75% 11/15/05                                       $45,000       $  24,750
 #Lone Star Industries 144A
   8.85% 6/15/05                                         25,000          26,250
  United States Steel
   10.75% 8/1/08                                         25,000          27,563
  WCI Communities
   10.625% 2/15/11                                       40,000          44,800
                                                                       --------
                                                                        123,363
                                                                       --------

  Cable, Media & Publishing - 10.35%
  Charter Communications
   10.75% 10/1/09                                       135,000         114,749
  CSC Holdings
   10.50% 5/15/16                                        35,000          38,675
 *Insight Communications
   11.30% 2/15/11                                       105,000          74,025
  Insight Midwest
   10.50% 11/1/10                                         5,000           5,250
  Lodgenet Entertainment
   9.50% 6/15/13                                         55,000          59,675
  Mediacom
   9.50% 1/15/13                                         60,000          57,300
  PanAmSat
   8.50% 2/1/12                                          40,000          43,300
  PEI Holdings
   11.00% 3/15/10                                        20,000          22,700
 #Sheridan Acquisition 144A
   10.25% 8/15/11                                        30,000          31,500
  Vertis
   10.875% 6/15/09                                        5,000           5,138
   13.50% 12/7/09                                        25,000          23,125
  XM Satellite Radio
   12.00% 6/15/10                                        50,000          55,875
                                                                       --------
                                                                        531,312
                                                                       --------

  Chemicals - 4.31%
  Huntsman International
   9.875% 3/1/09                                         25,000          26,500
   10.125% 7/1/09                                        20,000          19,150
  Lyondell Chemical Series A
   9.625% 5/1/07                                         30,000          30,600
 #Nalco Company 144A
   7.75% 11/15/11                                        30,000          31,350



60 Delaware Pooled Trust o 2003 Annual Report

                                                      Principal
                                                         Amount   Market Value
                                                        (U.S.$)        (U.S.$)
------------------------------------------------------------------------------
 Solutia
  6.72% 10/15/37                                       $95,000       $  80,275
  11.25% 7/15/09                                        10,000           9,000
 Union Carbide 6.79% 6/1/25                             25,000          24,250
                                                                      --------
                                                                       221,125
                                                                      --------

 Computers & Technology - 2.24%
#Amkor Technology 144A
  7.75% 5/15/13                                         20,000          21,400
#Cooperative Computing 144A
  10.50% 6/15/11                                        20,000          21,700
 Northern Telecom Capital
  7.40% 6/15/06                                         25,000          26,375
  7.875% 6/15/26                                        45,000          45,225
                                                                      --------
                                                                       114,700
                                                                      --------

 Consumer Products - 2.50%
 American Greetings
  11.75% 7/15/08                                        35,000          40,119
 Jafra Cosmetics
  10.75% 5/15/11                                        35,000          38,675
 Salton 10.75% 12/15/05                                 50,000          49,250
                                                                      --------
                                                                       128,044
                                                                      --------
 Consumer Services - 1.40%
 Alderwoods Group
  12.25% 1/2/09                                         50,000          56,000
#Corrections Corporation
  of America 144A
  7.50% 5/1/11                                          15,000          15,750
                                                                      --------
                                                                        71,750
                                                                      --------

 Energy - 7.51%
 Bluewater Finance
  10.25% 2/15/12                                        30,000          30,750
#Citgo Petroleum 144A
  11.375% 2/1/11                                        45,000          51,075
#Dynegy Holdings 144A
  10.125% 7/15/13                                       40,000          43,600
#Gemstone Investor 144A
  7.71% 10/31/04                                        25,000          25,156
 Hanover Equipment Trust
  8.50% 9/1/08                                          25,000          25,750
#Hilcorp Energy/Finance 144A
  10.50% 9/1/10                                         10,000          10,800
 Petroleum Geo-Services
  6.25% 11/19/03                                        25,000          19,625
  10.00% 10/25/10                                       15,000          15,900
 Sonat 7.625% 7/15/11                                   15,000          12,713
 Tennessee Gas Pipeline
  8.375% 6/15/32                                        30,000          30,525
 Transcontinental Gas
  Pipeline 6.25% 1/15/08                                20,000          20,750

                                                      Principal
                                                         Amount    Market Value
                                                        (U.S.$)         (U.S.$)
-------------------------------------------------------------------------------
  Williams Companies
   8.125% 3/15/12                                      $ 50,000        $ 54,250
 #Williams Gas Pipelines
   Central 144A
   7.375% 11/15/06                                       40,000          44,100
                                                                       --------
                                                                        384,994
                                                                       --------

  Environmental Services - 1.81%
  Casella Waste 9.75% 2/1/13                             20,000          22,000
  IESI 10.25% 6/15/12                                    65,000          70,688
                                                                       --------
                                                                         92,688
                                                                       --------

  Food, Beverage & Tobacco - 4.34%
  Avado Brands 9.75% 6/1/06                              20,000           9,700
  B&G Foods 9.625% 8/1/07                                35,000          36,138
 #Commonwealth Brands 144A
   10.625% 9/1/08                                        45,000          49,275
  Di Giorgio 10.00% 6/15/07                              45,000          41,231
 #Le-Natures 144A
   9.00% 6/15/13                                         40,000          41,800
 #National Beef Packing 144A
   10.50% 8/1/11                                         40,000          44,200
                                                                       --------
                                                                        222,344
                                                                       --------

  Healthcare & Pharmaceuticals - 1.87%
  Alliance Imaging
   10.375% 4/15/11                                       35,000          37,188
 #Genesis Health 144A
   8.00% 10/15/13                                         5,000           5,131
  Team Health
   12.00% 3/15/09                                        50,000          53,500
                                                                       --------
                                                                         95,819
                                                                       --------

  Home Builders - 2.06%
  Schuler Homes
   10.50% 7/15/11                                        25,000          28,656
  Standard Pacific
   9.25% 4/15/12                                         35,000          38,675
  Technical Olympic USA
   10.375% 7/1/12                                        35,000          38,500
                                                                       --------
                                                                        105,831
                                                                       --------

  Industrial Machinery - 1.42%
#*Johnsondiversey 144A
   10.625% 5/15/13                                       40,000          30,000
 #Seminis Vegtable 144A
   10.25% 10/1/13                                        40,000          43,000
                                                                       --------
                                                                         73,000
                                                                       --------

  Leisure, Lodging & Entertainment - 3.67%
 #Gaylord Entertainment 144A
   8.00% 11/15/13                                        30,000          31,013



                                 2003 Annual Report o Delaware Pooled Trust   61

                                                       Principal
                                                          Amount    Market Value
                                                         (U.S.$)         (U.S.$)
--------------------------------------------------------------------------------
#Hard Rock Hotel 144A
    8.875% 6/1/13                                       $ 40,000        $ 42,349
 Herbst Gaming
    10.75% 9/1/08                                         30,000          33,713
#Host Marriott 144A
    7.125% 11/1/13                                        35,000          35,131
#Intrawest Corporate 144A
    7.50% 10/15/13                                        35,000          35,263
 John Q Hammons
    8.875% 5/15/12                                        10,000          10,950
                                                                        --------
                                                                         188,419
                                                                        --------
 Metals & Mining - 0.40%
 AK Steel 7.75% 6/15/12                                   30,000          20,550
                                                                        --------
                                                                          20,550
                                                                        --------
 Miscellaneous - 1.25%
 Brickman Group
    11.75% 12/15/09                                       15,000          17,175
#Hines Nurseries 144A
    10.25% 10/1/11                                        20,000          21,500
#Neighborcare 144A
    6.875% 11/15/13                                       25,000          25,563
                                                                        --------
                                                                          64,238
                                                                        --------
 Packaging & Containers - 2.09%
 AEP Industries
    9.875% 11/15/07                                       25,000          24,875
 Consolidated Container
    10.125% 7/15/09                                       45,000          26,775
 Portola Packaging
    10.75% 10/1/05                                        30,000          29,850
#Radnor Holdings 144A
    11.00% 3/15/10                                        30,000          25,800
                                                                        --------
                                                                         107,300
                                                                        --------
 Paper & Forest Products - 1.52%
 Georgia Pacific
    8.625% 4/30/25                                         5,000           5,063
    9.50% 5/15/22                                         10,000          10,350
    9.875% 11/1/21                                        60,000          62,400
                                                                        --------
                                                                          77,813
                                                                        --------
 Real Estate - 0.65%
 Tanger Properties
    9.125% 2/15/08                                        30,000          33,150
                                                                        --------
                                                                          33,150
                                                                        --------
 Restaurants - 0.79%
 Denny's 12.75% 9/30/07                                   25,000          25,500
#O'Charleys 144A
    9.00% 11/1/13                                         15,000          15,150
                                                                        --------
                                                                          40,650
                                                                        --------

                                                        Principal
                                                           Amount   Market Value
                                                          (U.S.$)        (U.S.$)
--------------------------------------------------------------------------------
  Retail - 4.03%
  J Crew 10.375% 10/15/07                                $ 40,000       $ 41,400
#*J Crew 144A 16.00% 5/15/08                               72,304         55,313
  Office Depot 10.00% 7/15/08                              45,000         53,550
  Petco Animal Supplies
     10.75% 11/1/11                                        30,000         35,400
  Remington Arms
     10.50% 2/1/11                                         20,000         21,025
                                                                        --------
                                                                         206,688
                                                                        --------
  Telecommunications - 9.06%
  Alamosa Delaware
     12.50% 2/1/11                                         30,000         28,950
 #Alaska Communications
     Systems 144A
     9.875% 8/15/11                                        35,000         37,100
++Allegiance Telecom
     11.75% 2/15/08                                        40,000         13,400
 #Centennial Cellular
     Operating 144A
     10.125% 6/15/13                                       45,000         47,024
 #Cincinnati Bell 144A
     7.25% 7/15/13                                         20,000         20,500
     8.375% 1/15/14                                        10,000         10,363
  Crown Castle 9.00% 5/15/11                               20,000         21,250
  Crown Castle International
     10.75% 8/1/11                                         20,000         22,550
 #Level 3 Finance 144A
     10.75% 10/15/11                                       35,000         36,575
  MCI Communications
     7.50% 8/20/04                                         25,000         20,813
 #Metropcs 144A
     10.75% 10/1/11                                        35,000         34,825
  Nextel Partners
     12.50% 11/15/09                                       15,000         17,475
 #Qwest Services 144A
     13.50% 12/15/10                                       30,000         35,175
  Time Warner
     Telecommunications
     9.75% 7/15/08                                         50,000         51,499
 *UbiquiTel Operating
     14.00% 4/15/10                                        40,000         25,800
 #Western Wireless 144A
     9.25% 7/15/13                                         20,000         21,000
++WorldCom 7.50% 5/15/11                                   55,000         20,350
                                                                        --------
                                                                         464,649
                                                                        --------
  Textiles, Apparel & Furniture - 0.65%
  Levi Strauss 12.25% 12/15/12                             40,000         33,400
                                                                        --------
                                                                          33,400
                                                                        --------
  Transportation & Shipping - 2.08%
  Hornbeck Offshore Services
     10.625% 8/1/08                                        20,000         22,200



62 Delaware Pooled Trust o 2003 Annual Report

                                                      Principal
                                                         Amount     Market Value
                                                        (U.S.$)          (U.S.$)
--------------------------------------------------------------------------------
   Kansas City Southern Railway
       9.50% 10/1/08                                    $ 10,000        $ 11,050
   Overseas Shipholding Group
       8.25% 3/15/13                                      35,000          37,275
  #Seabulk International 144A
       9.50% 8/15/13                                      35,000          36,225
                                                                        --------
                                                                         106,750
                                                                        --------
   Utilities - 10.09%
  #Allegheny Energy Supply
       Statutory Trust 2001 144A
       Series A 10.25% 11/15/07                           35,000          35,875
       Series B 13.00% 11/15/07                           10,000           9,775
   Aquila 9.95% 2/1/11                                    15,000          15,750
   Avista 9.75% 6/1/08                                    40,000          47,400
   Calpine
       8.25% 8/15/05                                      25,000          22,625
       10.50% 5/15/06                                     50,000          46,750
   Cogentrix Energy
       8.75% 10/15/08                                     15,000          15,206
   El Paso Natural Gas
       7.625% 8/1/10                                      30,000          29,850
       7.875% 6/15/12                                     30,000          25,725
   Homer City Fund
       8.137% 10/1/19                                     15,000          15,825
   Illinois Power
       7.50% 6/15/09                                      15,000          16,350
       11.50% 12/15/10                                    15,000          18,000
   Midland Funding II
       11.75% 7/23/05                                     13,747          15,327
   Midwest Generation
       8.30% 7/2/09                                       50,000          48,250
#++Mirant 144A 7.40% 7/15/04                              20,000          11,100
 ++Mirant Americas
       Generation 7.625% 5/1/06                           35,000          29,225
   Orion Power Holdings
       12.00% 5/1/10                                      35,000          40,425
   Paramount Resources
       7.875% 11/1/10                                     10,000          10,000
   PSEG Energy Holdings
       7.75% 4/16/07                                      25,000          25,375
  #Reliant Resource 144A
       9.50% 7/15/13                                      15,000          13,425
   Southern Natural Gas
       8.875% 3/15/10                                     15,000          16,425
  #USGen New England 144A
       7.459% 1/2/15                                      20,000           8,828
                                                                        --------
                                                                         517,511
                                                                        --------
   -----------------------------------------------------------------------------
   Total Corporate Bonds
   (cost $4,244,435)                                                   4,400,946
   =============================================================================

                                                      Principal
                                                         Amount     Market Value
                                                        (U.S.$)          (U.S.$)
--------------------------------------------------------------------------------
 FOREIGN BONDS - 6.10%
 British Virgin Islands - 0.32%
 ChipPac International
    12.75% 8/1/09                                      $  5,000         $ 16,575
                                                                        --------
                                                                          16,575
                                                                        --------
 Canada - 1.99%
 Ainsworth Lumber
    12.50% 7/15/07                                       45,000           51,863
    13.875% 7/15/07                                      10,000           11,500
#Hollinger 144A
    11.875% 3/1/11                                       35,000           38,675
                                                                        --------
                                                                         102,038
                                                                        --------
 Dominican Republic - 0.45%
#Dominican Republic 144A
    9.04% 1/23/13                                        30,000           23,250
                                                                        --------
                                                                          23,250
                                                                        --------
 France - 0.70%
#Rhodia SA 144A
    8.875% 6/1/11                                        40,000           35,800
                                                                        --------
                                                                          35,800
                                                                        --------
 Ireland - 0.56%
 Smurfit Capital
    7.50% 11/20/25                                       30,000           28,725
                                                                        --------
                                                                          28,725
                                                                        --------
 Liberia - 0.46%
 Royal Caribbean Cruises
    7.50% 10/15/27                                       25,000           23,375
                                                                        --------
                                                                          23,375
                                                                        --------
 Norway - 0.55%
 Ocean Rig Norway
    10.25% 6/1/08                                        31,000           28,365
                                                                        --------
                                                                          28,365
                                                                        --------
 Sweden - 1.07%
 Stena AB 9.625% 12/1/12                                 50,000           54,750
                                                                        --------
                                                                          54,750
                                                                        --------
 -------------------------------------------------------------------------------
 Total Foreign Bonds
 (cost $309,196)                                                         312,878
 ===============================================================================


                                   2003 Annual Report o Delaware Pooled Trust 63

                                                      Principal
                                                         Amount     Market Value
                                                        (U.S.$)          (U.S.$)
--------------------------------------------------------------------------------
  MUNICIPAL BONDS - 0.50%
  Airport Revenue Bonds - 0.50%
  New Jersey Economic Continental
     6.25% 9/15/29                                       $30,000         $25,590
  ------------------------------------------------------------------------------
  Total Municipal Bonds
  (cost $25,441)                                                          25,590
  ==============================================================================

                                                          Number
                                                       of Shares
  ------------------------------------------------------------------------------
  COMMON STOCK - 0.54%
 +Kmart Holdings                                             666          19,303
 +NII Holdings                                               108           8,289
                                                                         -------
  ------------------------------------------------------------------------------
  Total Common Stock
  (cost $27,329)                                                          27,592
  ==============================================================================
  PREFERRED STOCKS - 0.92%
  CSC Holdings PIK 11.75%                                    450          47,137
  Intermedia Communications
     PIK 13.50%                                                1              47
                                                                         -------
  ------------------------------------------------------------------------------
  Total Preferred Stocks
  (cost $41,437)                                                          47,184
  ==============================================================================
  WARRANTS - 0.35%
+#American Tower 144A                                          5           2,108
+#Horizon PCS 144A                                            50               1
+#Solutia 144A                                                55           1,018
 +XM Satellite Radio                                          10          14,649
                                                                         -------
  ------------------------------------------------------------------------------
  Total Warrants
  (cost $10,678)                                                          17,776
  ==============================================================================

                                                       Principal
                                                          Amount    Market Value
                                                         (U.S.$)         (U.S.$)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 5.03%
With BNP Paribas 0.99%
   11/3/03 (dated 10/31/03,
   collateralized by $109,400
   U.S. Treasury Notes
   1.625% due 3/31/05,
   market value $109,711)                                $107,500      $107,500
With J. P. Morgan Securities
   0.97% 11/3/03 (dated
   10/31/03, collateralized
   by $44,100 U.S. Treasury
   Bills due 4/15/04, market
   value $43,904)                                          43,000        43,000
With UBS Warburg
   0.99% 11/3/03 (dated
   10/31/03, collateralized
   by $109,800 U.S. Treasury
   Bills due 11/28/03,
   market value $109,706)                                 107,500       107,500
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $258,000)                                                         258,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.54%
(COST $4,932,093)                                                     5,105,582
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.46%                                            23,460
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   706,253 SHARES OUTSTANDING;
   EQUIVALENT TO $7.26
   PER SHARE - 100.00%                                               $5,129,042
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2003:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                                $9,435,775
Undistributed net investment income                                      33,587
Accumulated net realized loss on investments                         (4,513,809)
Net unrealized appreciation of investments                              173,489
--------------------------------------------------------------------------------
Total net assets                                                     $5,129,042
================================================================================

 +Non-income producing security for the year ended October 31, 2003. ++Security is currently in default.
 *Step coupon bond.
 #Securities exempt from registration under Rule 144A of the Securities Act of 1933.
  See Note #12 in "Notes to Financial Statements."

  PIK - Pay-in-Kind

See accompanying notes

64 Delaware Pooled Trust o 2003 Annual Report

Delaware Pooled Trust--The Core Plus Fixed Income Portfolio
Statement of Net Assets
October 31, 2003

                                                     Principal
                                                        Amount      Market Value
                                                       (U.S.$)           (U.S.$)
--------------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 2.82%
Fannie Mae Series 03-42 JA
   4.00% 11/25/13                                     $ 35,254          $ 35,545
Fannie Mae Series 03-18 DA
   4.50% 11/25/14                                       40,000            40,970
Freddie Mac Series 2302 NJ
   6.50% 11/15/29                                       13,533            13,601
Freddie Mac Structured
   Pass Through Securities
   Series T-56 A2A
     2.842% 7/25/36                                     40,000            39,893
   Series T-58 1A2
     3.108% 5/25/35                                     20,000            19,878
   Series T-58 2A
     6.50% 9/25/43                                      50,000            52,625
GNMA Series 02-62 B
   4.763% 1/16/25                                        5,000             5,113
--------------------------------------------------------------------------------
Total Agency Collateralized Mortgage Obligations
(cost $208,991)                                                          207,625
================================================================================
AGENCY MORTGAGE-BACKED SECURITIES - 28.62%
Fannie Mae
   4.50% 11/1/18 TBA                                   150,000           149,859
   5.00% 11/1/17                                        58,669            59,623
   5.00% 11/1/17                                        73,278            74,469
   5.00% 6/1/18                                        129,005           131,182
   5.00% 7/1/18                                         39,840            40,512
   5.00% 11/1/33 TBA                                    90,000            88,791
   5.50% 8/1/33                                         39,905            40,304
   5.50% 9/1/33                                         54,937            55,486
   5.50% 11/1/33 TBA                                   455,000           459,267
   6.00% 6/1/17                                         13,637            14,187
   6.00% 5/1/33                                         85,322            87,642
   6.00% 9/1/33                                         49,955            51,406
   6.00% 11/1/33 TBA                                   215,000           220,778
   6.50% 11/15/33 TBA                                  145,000           150,664
   7.50% 3/1/30                                         12,061            12,860
Freddie Mac
   5.00% 7/1/18                                         23,901            24,297
   5.00% 9/1/33                                         55,005            54,180
   5.00% 9/1/33                                         54,937            54,559
   5.00% 10/1/33                                        20,000            19,700
   5.50% 11/1/33 TBA                                   170,000           171,434
   6.00% 11/1/33 TBA                                    15,000            15,398

                                                        Principal
                                                           Amount   Market Value
                                                          (U.S.$)        (U.S.$)
--------------------------------------------------------------------------------
  GNMA
    6.50% 1/15/28                                      $   68,145     $   71,445
    6.50% 9/15/32                                          49,694         52,054
    7.50% 1/15/30                                           9,249          9,887
  ------------------------------------------------------------------------------
  Total Agency Mortgage-Backed Securities
  (cost $2,107,680)                                                    2,109,984
  ==============================================================================
  AGENCY OBLIGATIONS - 14.03%
  Fannie Mae Discount Notes
  ^1.01% 11/19/03                                         530,000        529,733
  ^1.00% 12/1/03                                          260,000        259,784
  ^1.01% 11/5/03                                          220,000        219,975
  Federal Home Loan Bank
    3.875% 2/12/10                                         25,000         24,734
  ------------------------------------------------------------------------------
  Total Agency Obligations
  (cost $1,034,586)                                                    1,034,226
  ==============================================================================
  ASSET-BACKED SECURITIES - 5.55%
  Bank One Issuance Trust Series
    02-A3 A3 3.59% 5/17/10                                 25,000         25,291
  Capital One Multi-Asset
    Execution Trust
    Series 03-A6 A6
    2.95% 8/17/09                                          25,000         25,100
    Series 03-C2 C2
    4.32% 4/15/09                                          10,000         10,069
 #Chase Funding Net Interest
    Margin Series 03-2A 144A
    8.75% 6/27/36                                          23,717         23,717
  Citibank Credit Card
    Issuance Trust
    Series 02-A1 A1
    4.95% 2/9/09                                           20,000         21,232
    Series 03-A6 A6
    2.90% 5/17/10                                          25,000         24,301
  Freddie Mac Structured Pass
    Through Securities
    Series T-50 A3
    2.182% 9/27/07                                         25,000         25,032
  Mid-State Trust Series 11 A1
    4.864% 7/15/38                                          9,576          8,963
 #Sharp Series 02-HE2N N 144A
    9.50% 10/25/32                                          4,666          4,666
##SLMA Student Loan Trust
    Series 96-3 Certificates
    1.962% 10/25/11                                       140,000        140,466



                                   2003 Annual Report o Delaware Pooled Trust 65

                                                        Principal
                                                           Amount   Market Value
                                                          (U.S.$)        (U.S.$)
--------------------------------------------------------------------------------
  SLMA Student Loan Trust
   Series 98-2 A2
   1.7353% 1/25/14                                        $ 99,613      $100,368
  ------------------------------------------------------------------------------
  Total Asset-Backed Securities
  (cost $409,817)                                                        409,205
  ==============================================================================
  COLLATERALIZED MORTGAGE OBLIGATIONS - 7.87%
  Bank of America Mortgage
   Securities
 ##Series 03-D 1A2
   3.428% 5/25/33                                            5,799         5,784
 ##Series 03-F 1A1
   2.969% 7/25/33                                           15,355        15,418
 ##Series 03-I 2A4
   3.828% 10/25/33                                          35,000        34,880
 ##Bear Stearns Adjustable Rate
   Mortgage Trust
   Series 03-7 8A
   4.831% 10/25/33                                          34,717        34,022
  Cendant Mortgage
   Series 02-4 A6
   6.50% 7/25/32                                            28,704        29,019
  Countrywide Alternative Loan
   Trust Series 02-7 CB11
   6.75% 8/25/32                                            17,051        17,202
  Credit Suisse First Boston
   Mortgage Securities
   Series 02-10 2A1
   7.50% 5/25/32                                            20,537        21,604
   Series 02-30 1A1
   7.50% 11/25/32                                           13,837        14,314
   Series 02-34 1A1
   7.50% 12/25/32                                           37,242        39,379
   Series 02-34 4A1
   5.50% 11/25/17                                           25,872        26,389
   Series 03-8 5A1
   6.50% 4/25/33                                            57,635        59,777
   Series 03-23 5A1
   6.00% 9/25/33                                            19,843        20,199
   Series 03-23 6A1
   6.50% 9/25/33                                            44,678        45,756
   Series 03-23 7A1
   5.00% 9/25/18                                            34,651        35,019
  First Horizon Mortgage Pass
   Through Trust Series 03-5 1A17
   8.00% 7/25/33                                            13,304        14,348
  Master Adjustable Rate
   Mortgages 03-6 1A2
   3.134% 9/25/33                                           25,000        24,891
  Structured Asset Securities
   Corporation
 ##Series 02-22H 1A
   7.00% 11/25/32                                           20,285        21,028
 ##Series 03-33H 1A
   5.50% 10/25/33                                           35,000        35,049

                                                      Principal
                                                         Amount     Market Value
                                                        (U.S.$)          (U.S.$)
--------------------------------------------------------------------------------
  Washington Mutual
 ##Series 03-AR4 A7
   3.95% 5/25/33                                       $ 27,271         $ 27,336
 ##Series 03-S1 A1
   5.00% 4/25/33                                         39,324           40,233
  Wells Fargo Mortgage Backed
   Securities Trust
 ##Series 03-K 2A5
   4.5221% 11/25/33                                      20,000           18,553
  ------------------------------------------------------------------------------
  Total Collateralized Mortgage Obligations
  (cost $581,887)                                       580,200
  ==============================================================================
  COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.30%
##Chase Commercial Mortgage
   Securities Series 96-2 C
   6.90% 11/19/06                                        20,000           22,182
  ------------------------------------------------------------------------------
  Total Commercial Mortgage-Backed Securities
  (cost $21,644)                                         22,182
  ==============================================================================
  CORPORATE BONDS - 36.32%
  Automobiles & Automotive Parts - 1.24%
  Daimler Chrysler
   6.50% 11/15/13                                        15,000           15,165
  Ford Motor 7.45% 7/16/31                               50,000           45,037
  General Motors
   7.125% 7/15/13                                        15,000           15,637
   8.375% 7/15/33                                        15,000           15,871
                                                                        --------
                                                                          91,710
                                                                        --------
  Banking, Finance & Insurance - 9.03%
  AON 7.375% 12/14/12                                    15,000           17,113
 #ASIF Global Financing 144A
   4.90% 1/17/13                                         15,000           14,806
  Bear Stearns
   4.00% 1/31/08                                         25,000           25,425
   4.65% 7/2/18                                          20,000           18,168
  Capital One Bank
   6.50% 6/13/13                                         25,000           25,814
  Cendant 7.375% 1/15/13                                  5,000            5,739
  Citigroup
   5.625% 8/27/12                                        10,000           10,569
   5.875% 2/22/33                                        20,000           19,696
##Countrywide 1.62% 6/2/06                               40,000           40,135
  Credit Suisse First Boston USA
   6.125% 11/15/11                                       25,000           27,060
 #Erac USA Finance 144A
   7.35% 6/15/08                                         55,000           62,818
 #Farmers Insurance
   Exchange 144A
   8.625% 5/1/24                                         40,000           41,420
   Ford Motor Credit
   5.625% 10/1/08                                        30,000           29,320



66 Delaware Pooled Trust o 2003 Annual Report

                                                        Principal
                                                           Amount   Market Value
                                                          (U.S.$)        (U.S.$)
--------------------------------------------------------------------------------
  Franklin Resources
    3.70% 4/15/08                                        $ 15,000       $ 14,973
  General Electric Capital
    4.25% 1/28/05                                          25,000         25,804
  GMAC
    6.75% 1/15/06                                          15,000         16,001
    7.25% 3/2/11                                           20,000         21,105
    8.00% 11/1/31                                          15,000         15,470
  Goldman Sachs
    5.25% 10/15/13                                          5,000          5,019
  Harleysville Group
    5.75% 7/15/13                                          10,000          9,797
  International Lease Finance
    5.875% 5/1/13                                          10,000         10,459
 #Massachusetts Mutual Life
  Insurance 144A
    5.625% 5/15/33                                         15,000         14,275
  Morgan Stanley
    5.30% 3/1/13                                           10,000         10,167
 #Nationwide Mutual
  Insurance 144A
    7.875% 4/1/33                                          30,000         34,180
##Oil Insurance 144A
    5.15% 8/15/33                                          30,000         30,186
  PHH 7.125% 3/1/13                                         5,000          5,555
  Popular North America
    4.25% 4/1/08                                           20,000         20,246
  Regions Financial
    6.375% 5/15/12                                         25,000         27,439
 #TRAC-X NA 144A
    4.25% 3/25/09                                          25,000         25,018
  Wilmington Trust
    4.875% 4/15/13                                         20,000         19,475
 #Zurich Capital Trust I 144A
    8.376% 6/1/37                                          20,000         22,778
                                                                        --------
                                                                         666,030
                                                                        --------
  Building & Materials - 1.08%
 #Lone Star Industries 144A
    8.85% 6/15/05                                          40,000         42,000
  United States Steel
    9.75% 5/15/10                                          15,000         15,900
  Valspar 6.00% 5/1/07                                     20,000         21,476
                                                                        --------
                                                                          79,376
                                                                        --------
  Cable, Media & Publishing - 3.77%
  AOL Time Warner
    7.70% 5/1/32                                           15,000         17,011
 #Cable & Wire Finance 144A
    8.125% 6/15/09                                         30,000         35,216
 #Echostar Dbs 144A
    5.75% 10/1/08                                           5,000          5,006
  Insight Midwest
    10.50% 11/1/10                                         20,000         21,000

                                                       Principal
                                                          Amount    Market Value
                                                         (U.S.$)         (U.S.$)
--------------------------------------------------------------------------------
 Intelsat 144A
 #5.25% 11/1/08                                         $ 10,000        $  9,998
 #6.50% 11/1/13                                           30,000          29,989
 Liberty Media
  3.50% 9/25/06                                           20,000          19,768
  8.25% 2/1/30                                            15,000          17,186
 Lodgenet Entertainment
  9.50% 6/15/13                                           15,000          16,275
 Mediacom LLC 9.50% 1/15/13                               15,000          14,325
 PanAmSat 8.50% 2/1/12                                     5,000           5,413
 Thomson
  5.25% 8/15/13                                           10,000          10,213
  5.75% 2/1/08                                            10,000          10,749
 Time Warner Entertainment
  8.375% 3/15/23                                           5,000           6,103
 USA Interactive
  6.75% 11/15/05                                          20,000          21,408
  7.00% 1/15/13                                           25,000          27,666
 Vertis 10.875% 6/15/09                                   10,000          10,275
                                                                        --------
                                                                         277,601
                                                                        --------
 Chemicals - 1.01%
 Dow Chemical 6.00% 10/1/12                               15,000          15,602
 Lyondell Chemical
  9.875% 5/1/07                                           40,000          40,800
#Rhodia 144A 8.875% 6/1/11                                20,000          17,900
                                                                        --------
                                                                          74,302
                                                                        --------
 Computers & Technology - 0.14%
#Amkor Technologies 144A
  7.75% 5/15/13                                           10,000          10,700
                                                                        --------
                                                                          10,700
                                                                        --------
 Consumer Products - 0.29%
#Fortune Brands 144A
  7.125% 11/1/04                                          20,000          21,060
                                                                        --------
                                                                          21,060
                                                                        --------
 Consumer Services - 0.21%
 Corrections Corporate of America
  7.50% 5/1/11                                            15,000          15,750
                                                                        --------
                                                                          15,750
                                                                        --------
 Energy - 5.74%
#Alliance Pipeline US 144A
  4.591% 12/31/25                                         14,875          14,251
 Apache Financial Property
  7.00% 3/15/09                                           10,000          11,544
#Centerpoint Energy 144A
  6.85% 6/1/15                                            55,000          55,542
 Consumers Energy
  6.00% 3/15/05                                            5,000           5,256


                                   2003 Annual Report o Delaware Pooled Trust 67

                                                        Principal
                                                           Amount   Market Value
                                                          (U.S.$)        (U.S.$)
--------------------------------------------------------------------------------
 Enterprise Products
    6.875% 3/1/33                                        $ 20,000       $ 20,773
#Halliburton Company 144A
    5.50% 10/15/10                                         15,000         15,188
#ITC Holdings 144A
    5.25% 7/15/13                                           5,000          4,718
 Kinder Morgan Energy
    Partners 8.00% 3/15/05                                 40,000         43,200
 Marathon Oil 9.125% 1/15/13                               25,000         31,833
 Northern Border Pipeline
    6.25% 5/1/07                                           15,000         16,357
 Sempra Energy 6.925% 7/1/04                               15,000         15,503
 Tennessee Gas Pipeline
    8.375% 6/15/32                                         35,000         35,613
 Tesoro Petroleum
    8.00% 4/15/08                                          35,000         37,274
 Transocean 6.75% 4/15/05                                  25,000         26,554
 Valero Energy 6.125% 4/15/07                              15,000         16,422
 Valero Logistics Operations
    6.05% 3/15/13                                          20,000         20,537
 Weatherford International
    4.95% 10/15/13                                         25,000         24,566
 XTO Energy 7.50% 4/15/12                                  25,000         28,125
                                                                        --------
                                                                         423,256
                                                                        --------
 Food, Beverage & Tobacco - 2.98%
 Anheuser-Busch
    5.05% 10/15/16                                         30,000         29,704
 DiGiorgio 10.00% 6/15/07                                  50,000         45,812
 Kraft Foods
    4.00% 10/1/08                                          40,000         39,937
    5.625% 11/1/11                                         15,000         15,626
 Nabisco 6.85% 6/15/05                                     15,000         16,101
 Tyson Foods 8.25% 10/1/11                                 15,000         17,794
 Universal 6.50% 2/15/06                                   15,000         16,258
 UST
    6.625% 7/15/12                                         20,000         22,008
    8.80% 3/15/05                                          15,000         16,135
                                                                        --------
                                                                         219,375
                                                                        --------
 Healthcare & Pharmaceuticals - 0.36%
 Medco Health Solutions
    7.25% 8/15/13                                          25,000         26,645
                                                                        --------
                                                                          26,645
                                                                        --------
 Industrial Machinery - 0.99%
 Jabil Circuit 5.875% 7/15/10                              10,000         10,345
 Johnson Controls
    5.00% 11/15/06                                          5,000          5,325
#Metaldyne 144A
    10.00% 11/1/13                                         25,000         24,500

                                                        Principal
                                                           Amount   Market Value
                                                          (U.S.$)        (U.S.$)
--------------------------------------------------------------------------------
  Norsk Hydro 6.70% 1/15/18                              $ 15,000       $ 16,645
  York International
   6.625% 8/15/06                                          15,000         16,247
                                                                        --------
                                                                          73,062
                                                                        --------
  Packaging & Containers - 0.47%
  Portola Packaging
   10.75% 10/1/05                                          35,000         34,825
                                                                        --------
                                                                          34,825
                                                                        --------
  Paper & Forest Products - 0.25%
 #Bowater 144A 6.50% 6/15/13                               20,000         18,421
                                                                        --------
                                                                          18,421
                                                                        --------
  Real Estate - 0.27%
 #Developers Diversified Realty
   144A 4.625% 8/1/10                                      20,000         19,559
                                                                        --------
                                                                          19,559
                                                                        --------
  Retail - 1.10%
  Lowe's 7.50% 12/15/05                                    25,000         27,749
  Wal-Mart Stores
   3.375% 10/1/08                                          10,000          9,877
  Wendy's International
   6.20% 6/15/14                                           10,000         10,871
   6.25% 11/15/11                                          20,000         21,739
   6.35% 12/15/05                                          10,000         10,647
                                                                        --------
                                                                          80,883
                                                                        --------
  Telecommunications - 1.58%
##AT&T 7.00% 11/15/06                                      15,000         16,625
##AT&T Wireless Services
   8.50% 11/15/31                                          15,000         17,067
  Sprint Capital
   6.375% 5/1/09                                           10,000         10,553
   8.375% 3/15/12                                          15,000         17,154
   8.75% 3/15/32                                           15,000         17,119
  Verizon New York
   7.375% 4/1/32                                           15,000         16,616
  Verizon Wireless Capital
   5.375% 12/15/06                                         20,000         21,378
                                                                        --------
                                                                         116,512
                                                                        --------
  Transportation & Shipping - 1.08%
  American Airlines
   6.817% 5/23/11                                          15,000         13,275
  Continental Airlines
   6.503% 6/15/11                                          10,000         10,030
   7.033% 6/15/11                                          51,025         43,064
  Delta Air Lines
   7.299% 9/18/06                                          15,000         13,272
                                                                        --------
                                                                          79,641
                                                                        --------

68 Delaware Pooled Trust o 2003 Annual Report

                                                      Principal
                                                         Amount     Market Value
                                                        (U.S.$)          (U.S.$)
--------------------------------------------------------------------------------
 Utilities - 4.73%
 Amerada Hess
    7.30% 8/15/31                                    $   15,000       $   15,114
 Avista
    7.75% 1/1/07                                         10,000           11,126
    9.75% 6/1/08                                         55,000           65,174
 Detroit Edison
    5.05% 10/1/05                                         5,000            5,261
 FPL Group Capital
    3.25% 4/11/06                                        25,000           25,310
 Great Lakes Power
    9.00% 8/1/04                                         10,000           10,384
 NiSource Finance
    7.50% 11/15/03                                       15,000           15,024
 Power Contract Financing 144A
   #5.20% 2/1/06                                         25,000           24,960
   #6.256% 2/1/10                                        15,000           14,762
 PSEG Energy Holdings
    7.75% 4/16/07                                        30,000           30,450
    8.625% 2/15/08                                       15,000           15,600
 Southern Company Capital
    5.30% 2/1/07                                         20,000           21,455
 TECO Energy 7.20% 5/1/11                                55,000           55,688
#TXU Energy 144A
    7.00% 3/15/13                                        35,000           38,473
                                                                      ----------
                                                                         348,781
                                                                      ----------
--------------------------------------------------------------------------------
 Total Corporate Bonds
 (cost $2,597,388)                                                     2,677,489
================================================================================
 FOREIGN BONDS - 8.53%
 Aruba - 0.92%
 UFJ Finance Aruba
    6.75% 7/15/13                                        65,000           68,173
                                                                      ----------
                                                                          68,173
                                                                      ----------
 Australia - 0.19%
 Westpac Banking
    4.625% 6/1/18                                        15,000           13,901
                                                                      ----------
                                                                          13,901
                                                                      ----------
 Bahamas - 0.34%
#Bahamas Government
    International Bond 144A
    6.625% 5/15/33                                       25,000           25,358
                                                                      ----------
                                                                          25,358
                                                                      ----------
                                                       Principal
                                                          Amount    Market Value
                                                         (U.S.$)         (U.S.$)
--------------------------------------------------------------------------------
 Brazil - 1.14%
 Federal Republic of Brazil
    9.25% 10/22/10                                       $30,000         $30,060
    10.00% 8/7/11                                         20,000          20,500
    10.125% 5/15/27                                       35,000          33,075
                                                                         -------
                                                                          83,635
                                                                         -------
 Columbia - 0.48%
 Republic of Colombia
    10.375% 1/28/33                                       35,000          35,350
                                                                         -------
                                                                          35,350
                                                                         -------
 Dominican Republic - 0.95%
 Federal Republic of Dominican
    Republic
    9.04% 1/23/13                                         10,000           7,945
   #144A 9.04% 4/1/13                                     80,000          62,000
                                                                         -------
                                                                          69,945
                                                                         -------
 El Salvador - 0.28%
 Republic of El Salvador
    7.75% 1/24/03                                         20,000          20,834
                                                                         -------
                                                                          20,834
                                                                         -------
 France - 0.27%
*France Telecom
    9.75% 3/1/31                                          15,000          19,865
                                                                         -------
                                                                          19,865
                                                                         -------
 Mexico - 0.40%
 United Mexican States
    5.875% 1/15/14                                        30,000          29,445
                                                                         -------
                                                                          29,445
                                                                         -------
 Netherlands - 0.73%
 Aegon NV 4.75% 6/1/13                                    15,000          14,518
#ING Bank 144A 5.125% 5/1/15                              40,000          39,556
                                                                         -------
                                                                          54,074
                                                                         -------
 Philippines - 0.74%
 Republic of Philippines
    10.625% 3/16/25                                       50,000          54,375
                                                                         -------
                                                                          54,375
                                                                         -------
 Russia - 0.88%
 Gazprom Oao 9.625% 3/1/13                                60,000          65,153
                                                                         -------
                                                                          65,153
                                                                         -------

                                   2003 Annual Report o Delaware Pooled Trust 69

                                                      Principal
                                                         Amount    Market Value
                                                        (U.S.$)         (U.S.$)
--------------------------------------------------------------------------------
  Singapore - 0.24%
 #Singapore Telecommunications
     144A 7.375% 12/1/31                                 $ 15,000       $ 17,509
                                                                        --------
                                                                          17,509
                                                                        --------
  Sweden - 0.42%
 #Nordea Bank 144A
     5.25% 11/30/12                                        30,000         30,648
                                                                        --------
                                                                          30,648
                                                                        --------
  Uruguay - 0.55%
  Republic of Uruguay
     7.875% 1/15/33                                        60,000         40,500
                                                                        --------
                                                                          40,500
                                                                        --------
  ------------------------------------------------------------------------------
  Total Foreign Bonds
  (cost $624,253)                                                        628,765
  ==============================================================================
  MUNICIPAL BONDS - 1.36%
  California State 5.00% 2/1/33                             5,000          4,746
##Forsyth, Montana Pollution
     Control Revenue
     5.20% 5/1/33                                          10,000         10,250
  Golden State 5.625% 6/1/38                               15,000         14,642
  Illinois State Taxable Pension
     5.10% 6/1/33                                          45,000         40,621
  Oregon State Taxable-Pension
     5.892% 6/1/27                                         30,000         30,264
                                                                        --------
  ------------------------------------------------------------------------------
  Total Municipal Bonds
  (cost $104,828)                                                        100,523
  ==============================================================================
  U.S. TREASURY OBLIGATIONS - 8.14%
++U.S. Treasury Bond
     5.375% 2/15/31                                       205,000        211,912
  U.S. Treasury Inflation
     Index Notes
     1.875% 7/15/13                                        40,199         40,101
     3.00% 7/15/12                                         71,860         78,661
     3.375% 4/15/32                                        25,997         31,395
     3.625% 1/15/08                                        57,126         63,496
  U.S. Treasury Notes
     1.625% 9/30/05                                        50,000         49,863
     3.125% 10/15/08                                       35,000         34,817
     4.25% 8/15/13                                         90,000         89,663
                                                                        --------
  ------------------------------------------------------------------------------
  Total U.S. Treasury Obligations
  (cost $594,972)                                                        599,908
  ==============================================================================

                                                        Number of   Market Value
                                                           Shares        (U.S.$)
--------------------------------------------------------------------------------
  PREFERRED STOCK - 1.43%
 #Centaur 144A 9.08%                                           45    $   53,901
  Nexen 7.35% Series                                        2,050        51,763
  ------------------------------------------------------------------------------
  Total Preferred Stock
  (cost $97,615)                                          105,664
  ==============================================================================
  WARRANTS - 0.01%
+#Solutia Warrants 144A                                        20           370
  ------------------------------------------------------------------------------
  Total Warrants (cost $1,711)                                              370
  ==============================================================================
  ------------------------------------------------------------------------------
  TOTAL MARKET VALUE OF
   SECURITIES - 114.98%
   (cost $8,385,372)                                                  8,476,141
  ==============================================================================
  ------------------------------------------------------------------------------
  LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (14.98%)                                       (1,104,413)
  ==============================================================================
  ------------------------------------------------------------------------------
  NET ASSETS APPLICABLE TO 785,532
   SHARES OUTSTANDING; EQUIVALENT
   TO $9.38 PER SHARE - 100.00%                                     $ 7,371,728
  ==============================================================================
  ------------------------------------------------------------------------------
  COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2003:
  ==============================================================================
  Shares of beneficial interest
   (unlimited authorization - no par)                               $ 6,765,732
  Undistributed net investment income                                   273,583
  Accumulated net realized gain on investments                          244,967
  Net unrealized appreciation of investments                             87,446
  ------------------------------------------------------------------------------
  Total net assets                                                  $ 7,371,728
  ==============================================================================

 #Securities exempt from registration under Rule 144A of the Securities Act of 1933.
  See note #12 in "Notes to Financial Statements".
##Variable Rate Notes - The interest rate shown is the rate as of October 31,
  2003.
 *Step coupon bond.
 +Non-income producing security for the year ended 10/31/03.
++Fully or partially pledged as collateral for financial futures contracts.
 ^Traded on a discount basis, the interest rate shown is the effective yield at the time of purchase by the portfolio.

  GNMA - Government National Mortgage Association
  SLMA - Student Loan Marketing Association
  TBA - To be announced

See accompanying notes

70 Delaware Pooled Trust o 2003 Annual Report

Delaware Pooled Trust--The Global Equity Portfolio
Statement of Net Assets**
October 31, 2003

                                                      Number of     Market Value
                                                         Shares          (U.S.$)
--------------------------------------------------------------------------------
 COMMON STOCK - 100.29%
 Australia - 9.20%
 Amcor                                                    8,404         $ 50,686
 Coles Myers                                              5,889           32,467
 Foster's Group                                          23,059           74,772
 National Australia Bank                                  3,568           77,444
 Orica                                                    2,865           26,854
 Telstra                                                 15,977           53,735
                                                                        --------
                                                                         315,958
                                                                        --------
 Belgium - 1.09%
 Electrabel                                                 136           37,612
                                                                        --------
                                                                          37,612
                                                                        --------
 Finland - 1.01%
 UPM-Kymmene                                              1,856           34,737
                                                                        --------
                                                                          34,737
                                                                        --------
 France - 5.03%
 Compagnie de Saint Gobain                                1,000           42,187
 Societe Generale                                         1,000           74,284
 Total Fina Elf                                             363           56,420
                                                                        --------
                                                                         172,891
                                                                        --------
 Germany - 5.06%
 Bayer                                                    2,430           58,164
+Bayerische Hypo-und
 Vereinsbank                                              1,770           38,642
 RWE                                                      2,772           77,017
                                                                        --------
                                                                         173,823
                                                                        --------
 Hong Kong - 2.93%
 Hong Kong & China Gas                                   15,000           20,764
 Hong Kong Electric                                       8,500           33,165
 Wharf Holdings                                          18,514           46,609
                                                                        --------
                                                                         100,538
                                                                        --------
 Italy - 2.64%
 Banca Intesa                                            26,906           90,707
                                                                        --------
                                                                          90,707
                                                                        --------
 Japan - 5.27%
 Canon                                                    1,000           48,392
 Matsushita Electric Industrial                           3,000           39,542
 Murata Manufacturing                                     1,000           56,851

                                                      Number of     Market Value
                                                         Shares          (U.S.$)
--------------------------------------------------------------------------------
 Takeda Chemical Industries                                 600         $ 21,231
 West Japan Railway                                           4           14,882
                                                                        --------
                                                                         180,898
                                                                        --------
 Malaysia - 1.29%
 Sime Darby Berhad                                       30,000           44,211
                                                                        --------
                                                                          44,211
                                                                        --------
 Netherlands - 5.32%
 ING Groep                                                2,529           52,508
 Reed Elsevier                                            4,250           47,331
 Royal Dutch Petroleum                                    1,866           82,799
                                                                        --------
                                                                         182,638
                                                                        --------
 New Zealand - 1.42%
 Telecom Corporation of
    New Zealand                                          16,461           48,954
                                                                        --------
                                                                          48,954
                                                                        --------
 Republic of Korea - 1.27%
 POSCO ADR                                                1,500           43,470
                                                                        --------
                                                                          43,470
                                                                        --------
 Singapore - 2.04%
 Jardine Matheson Holdings                                4,800           35,280
 Overseas Chinese Banking                                 5,000           34,751
                                                                        --------
                                                                          70,031
                                                                        --------
 South Africa - 1.17%
 Sasol                                                    3,067           40,033
                                                                        --------
                                                                          40,033
                                                                        --------
 Spain - 4.25%
 Antena 3 Television                                         16              514
 Banco Santander Central
    Hispanoamericano                                      3,600           34,526
 Iberdrola                                                3,192           53,249
+Telefonica                                               4,649           57,827
                                                                        --------
                                                                         146,116
                                                                        --------
 United Kingdom - 18.84%
 Aviva                                                    2,773           22,752
 BG Group                                                12,834           58,693
 Boots                                                    6,265           75,589
 BP Amoco                                                 5,687           39,447
 Brambles Industries                                     12,088           36,513


                                   2003 Annual Report o Delaware Pooled Trust 71

                                                      Number of     Market Value
                                                         Shares          (U.S.$)
--------------------------------------------------------------------------------
+British Airways                                         12,096       $   42,695
 GKN                                                      7,200           33,661
 GlaxoSmithKline                                          3,934           84,249
 GUS                                                      4,781           58,394
 HBOS                                                     5,150           59,864
 Intercontinental Hotels Group                            5,058           46,027
 Lloyds TSB Group                                         8,992           62,409
+Mitchells & Butlers                                      6,815           26,859
                                                                      ----------
                                                                         647,152
                                                                      ----------
 United States - 32.46%
 Alcoa                                                    1,800           56,826
 American Express                                         1,200           56,316
 Bank of America                                            700           53,011
 Baxter International                                     1,900           50,502
 Boeing                                                   1,500           57,735
 ChevronTexaco                                              650           48,295
 Chubb                                                      800           53,448
 Comerica                                                 1,100           56,628
 General Electric                                         1,900           55,119
 HCA                                                      1,400           53,550
+Intuit                                                   1,100           54,978
 J.P. Morgan Chase & Company                              1,550           55,645
 Limited Brands                                           3,400           59,840
 Marsh & McLennan                                           900           38,475
 Mellon Financial                                         1,700           50,779
 Microsoft                                                2,000           52,300
 Morgan Stanley                                           1,000           54,870
 Newell Rubbermaid                                        2,200           50,160
+Oracle                                                   4,200           50,232
 Public Service Enterprise Group                          1,300           53,131
 Wyeth                                                    1,200           52,968
                                                                      ----------
                                                                       1,114,808
                                                                      ----------
 -------------------------------------------------------------------------------
 Total Common Stock
 (cost $3,306,160)                                                     3,444,577
 ===============================================================================

                                                       Principal   Market Value
                                                          Amount       (U.S. $)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 1.92%
With BNP Paribas 0.99%
   11/3/03 (dated 10/31/03,
   collateralized by $28,000
   U.S. Treasury Notes 1.625%
   due 3/31/05, market
   value $28,066)                                    $    27,500     $   27,500
With J. P. Morgan Securities
   0.97% 11/3/03 (dated
   10/31/03, collateralized
   by $11,300 U.S. Treasury
   Bills due 4/15/04, market
   value $11,231)                                         11,000         11,000
With UBS Warburg 0.99%
   11/3/03 (dated 10/31/03,
   collateralized by $28,100
   U.S. Treasury Bills due 11/28/03, market
   value $28,064)                                         27,500         27,500
-------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $66,000)                                                           66,000
===============================================================================
-------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 102.21%
(COST $3,372,160)                                                     3,510,577
===============================================================================
-------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (2.21%)                                           (76,094)
===============================================================================
-------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   410,100 SHARES OUTSTANDING;
   EQUIVALENT TO $8.37
   PER SHARE - 100.00%                                              $ 3,434,483
===============================================================================
-------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2003:
-------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                               $ 3,480,012
Undistributed net investment income*                                     79,278
Accumulated net realized loss on investments                           (244,562)
Net unrealized appreciation of investments
   and foreign currencies                                               119,755
-------------------------------------------------------------------------------
Total net assets                                                    $ 3,434,483
===============================================================================

 +Non-income producing security for the year ended October 31, 2003.

 *Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
**Securities have been classified by country of origin. Classification by type of business has been presented in Note #13 to the financial statements.

  ADR - American Depositary Receipts

See accompanying notes

72 Delaware Pooled Trust o 2003 Annual Report

Delaware Pooled Trust--The International Equity Portfolio
Statement of Net Assets***
October 31, 2003

                                                     Number of      Market Value
                                                        Shares           (U.S.$)
--------------------------------------------------------------------------------
 COMMON STOCK - 95.75%
 Australia - 12.11%
*Amcor                                               2,339,555       $14,110,266
 Coles Myer                                          1,904,724        10,501,131
 Foster's Group                                      5,644,409        18,302,805
 National Australia Bank                               783,673        17,009,728
 Orica                                                 707,643         6,632,848
 Telstra                                             3,623,568        12,187,027
                                                                     -----------
                                                                      78,743,805
                                                                     -----------
 Belgium - 0.94%
 Electrabel                                             22,190         6,136,839
                                                                     -----------
                                                                       6,136,839
                                                                     -----------
 Finland - 0.97%
*UPM-Kymmene                                           338,020         6,326,467
                                                                     -----------
                                                                       6,326,467
                                                                     -----------
 France - 7.71%
*Compagnie de Saint-Gobain                             304,912        12,863,361
 Societe Generale                                      266,756        19,815,635
*Total Fina Elf                                        112,363        17,464,160
                                                                     -----------
                                                                      50,143,156
                                                                     -----------
 Germany - 5.44%
*Bayer                                                 524,132        12,545,558
+Bayerische Hypo-und
    Vereinsbank                                        436,038         9,519,473
+Hypo Real Estate Holding AG                            18,162           313,533
*RWE                                                   468,332        13,012,019
                                                                     -----------
                                                                      35,390,583
                                                                     -----------
 Hong Kong - 3.13%
 Hong Kong & China Gas                               2,023,000         2,800,424
 Hong Kong Electric                                  2,104,800         8,212,452
 Wharf Holdings                                      3,699,671         9,313,850
                                                                     -----------
                                                                      20,326,726
                                                                     -----------
 Italy - 3.05%
 Banca Intesa                                        5,885,559        19,841,691
                                                                     -----------
                                                                      19,841,691
                                                                     -----------
 Japan - 16.36%
 Canon                                                 372,000        18,001,911
 Eisai                                                 438,400        10,288,552
 Hitachi                                             1,735,000        10,195,206
 Matsushita Electric Industrial                        893,000        11,770,201

                                                    Number of       Market Value
                                                       Shares            (U.S.$)
--------------------------------------------------------------------------------
  Millea Holdings                                         615       $  7,328,421
  Murata Manufacturing                                267,300         15,196,480
  Takeda Chemical Industries                          419,300         14,836,740
 *Toyota Motor                                        426,500         12,143,039
 *West Japan Railway                                    1,768          6,577,632
                                                                    ------------
                                                                     106,338,182
                                                                    ------------
  Malaysia - 0.44%
  Sime Darby Berhad                                 1,925,000          2,836,842
                                                                    ------------
                                                                       2,836,842
                                                                    ------------
  Netherlands - 6.19%
  ING Groep                                           609,202         12,648,404
  Reed Elsevier                                       851,304          9,480,760
  Royal Dutch Petroleum                               408,231         18,114,281
                                                                    ------------
                                                                      40,243,445
                                                                    ------------
  New Zealand - 2.21%
  Telecom Corporation of
     New Zealand                                    4,826,453         14,353,572
                                                                    ------------
                                                                      14,353,572
                                                                    ------------
  Republic of Korea - 1.43%
  POSCO ADR                                           321,049          9,304,000
                                                                    ------------
                                                                       9,304,000
                                                                    ------------
  Singapore - 2.05%
  Jardine Matheson Holdings                           874,778          6,429,618
  Oversea-Chinese Banking                             987,000          6,859,876
                                                                    ------------
                                                                      13,289,494
                                                                    ------------
  South Africa - 1.45%
  Sasol                                               721,854          9,422,315
                                                                    ------------
                                                                       9,422,315
                                                                    ------------
  Spain - 7.06%
+*Antena 3 Television                                   5,391            176,095
 *Banco Santander Central
     Hispanoamericano                               1,379,008         13,225,549
 *Iberdrola                                           761,460         12,702,581
 +Telefonica                                        1,593,548         19,821,745
                                                                    ------------
                                                                      45,925,970
                                                                    ------------
  United Kingdom - 25.21%
  Aviva                                               770,479          6,321,590
  BG Group                                          3,029,642         13,855,402
  Boots                                             1,676,028         20,221,805
  BP Amoco                                          1,164,190          8,075,151


                                   2003 Annual Report o Delaware Pooled Trust 73

                                                    Number of       Market Value
                                                       Shares            (U.S.$)
--------------------------------------------------------------------------------
 Brambles Industries                                  2,530,486     $  7,643,513
+British Airways                                      2,139,370        7,551,240
 GKN                                                  1,305,386        6,102,806
 GlaxoSmithKline                                        878,335       18,809,991
 GUS                                                  1,494,996       18,259,579
 HBOS                                                 1,341,101       15,589,102
 Intercontinental Hotels
    Group                                             1,247,163       11,349,052
 Lloyds TSB Group                                     1,681,293       11,669,057
+Mitchells & Butlers                                  1,499,004        5,907,824
 Rio Tinto                                              516,344       12,538,564
                                                                    ------------
                                                                     163,894,676
                                                                    ------------
 -------------------------------------------------------------------------------
 Total Common Stock
 (cost $572,564,673)                                                 622,517,763
 ===============================================================================

                                                      Principal
                                                         Amount
                                                       (U.S. $)
 -------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS - 3.19%
 With BNP Paribas 0.99%
    11/3/03 (dated 10/31/03,
    collateralized by $8,791,000
    U.S. Treasury Notes 1.625%
    due 3/31/05, market
    value $8,819,823)                              $  8,645,000        8,645,000
 With J. P. Morgan Securities
    0.97% 11/3/03 (dated
    10/31/03, collateralized
    by $3,546,000 U.S.
    Treasury Bills due
    4/15/04, market
    value $3,529,484)                                 3,451,000        3,451,000
 With UBS Warburg 0.99%
    11/3/03 (dated 10/31/03,
    collateralized by
    $8,825,000 U.S. Treasury
    Bills due 11/28/03,
    market value $8,819,423)                          8,645,000        8,645,000
 -------------------------------------------------------------------------------
 Total Repurchase Agreements
 (cost $20,741,000)                                                   20,741,000
 ===============================================================================
 -------------------------------------------------------------------------------
 TOTAL MARKET VALUE OF SECURITIES BEFORE
 SECURITIES LENDING COLLATERAL - 98.94%
 (COST $593,305,673)                                                 643,258,763
 ===============================================================================

                                                       Principal
                                                          Amount    Market Value
                                                         (U.S.$)         (U.S.$)
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL##-- 10.93%
Short-Term Investments:
ABN AMBRO Bank Chicago
   1.0602% 6/07/04                                   $ 2,710,512     $ 2,710,512
ABN AMBRO Bank - Tokyo
   1.10% 1/13/04                                         774,508         774,492
Allied Irish Dublin
   1.12% 1/20/04                                       3,097,951       3,097,969
Citibank Canada, Toronto
   1.06% 11/12/03                                      3,097,969       3,097,969
Credit Suisse First Boston
   LLC 1.06% 11/03/03                                 13,913,443      13,913,443
Deutsche Bank Financial
   1.0813% 1/16/04                                     3,097,689       3,099,064
Fannie Mae
   1.0249% 1/29/04                                    19,363,257      19,362,063
Freddie Mac
   1.12% 1/15/04                                       1,746,507       1,753,829
General Electric Capital
   1.23% 10/04/04                                      1,162,681       1,164,732
Goldman Sachs Group LP
   1.1925% 12/15/03                                    2,710,723       2,710,723
HBOS Treasury Services
   PLC 1.09% 12/12/03                                  3,097,945       3,097,969
Keybank NA
   1.146% 1/26/04                                      1,548,720       1,549,759
Merrill Lynch Mortgage
   Capital 1.1625% 11/10/03                            3,485,215       3,485,215
Morgan Stanley
   1.22% 11/30/04                                      1,934,328       1,936,231
Morgan Stanley
   1.30% 3/19/04                                         773,396         774,492
Societe General
   1.08% 11/03/03                                      3,485,215       3,485,215
Swiss Re Financial
   1.1031% 1/15/04                                     1,935,169       1,930,847
Wilmington Trust Company
   1.11% 1/22/04                                       3,097,954       3,097,969
--------------------------------------------------------------------------------
Total Securities Lending
Collateral (cost $71,042,493)                                         71,042,493
================================================================================


74 Delaware Pooled Trust o 2003 Annual Report

-------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 109.87%
(COST $664,348,166)                                              $714,301,256++
===============================================================================
-------------------------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING
COLLATERAL - (10.93%)##                                             (71,042,493)
===============================================================================
-------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
NET OF LIABILITIES - 1.06%                                            6,916,499
===============================================================================
-------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 44,080,439
SHARES OUTSTANDING - 100.00%                                       $650,175,262
===============================================================================
-------------------------------------------------------------------------------
NET ASSET VALUE - DELAWARE POOLED TRUST -
   THE INTERNATIONAL EQUITY PORTFOLIO
   ORIGINAL CLASS ($650,163,100 /
   44,079,613 SHARES)                                                    $14.75
===============================================================================
-------------------------------------------------------------------------------
NET ASSET VALUE - DELAWARE POOLED TRUST -
   THE INTERNATIONAL EQUITY PORTFOLIO
   CLASS P ($12,162 / 825.5 SHARES)                                      $14.73
===============================================================================
-------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2003:
-------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                              $600,938,065
Undistributed net investment income**                                13,163,248
Accumulated net realized loss
   on investments                                                   (14,019,952)
Net unrealized appreciation of
   investments and foreign currencies                                50,093,901
-------------------------------------------------------------------------------
Total net assets                                                   $650,175,262
===============================================================================

  +Non-income producing security for the year ended October 31, 2003.
  *Fully or partially on loan.
 **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
***Securities have been classified by country of origin. Classification by type of business has been presented in Note #13 to the Financial Statements. ##See Note #11 in "Notes to Financial Statements".
 ++Includes $66,946,598 of securities loaned.

   ADR - American Depositary Receipts

See accompanying notes

Delaware Pooled Trust--The Labor Select
International Equity Portfolio
Statement of Net Assets**
October 31, 2003

                                                     Number of      Market Value
                                                        Shares           (U.S.$)
--------------------------------------------------------------------------------
  COMMON STOCK - 98.82%
  Australia - 12.10%
  Amcor                                                581,081       $ 3,504,601
  Coles Myer                                           515,667         2,842,977
  Foster's Group                                     1,642,959         5,327,531
 ^National Australia Bank                              228,059         4,950,051
  Orica                                                298,424         2,797,175
  Telstra                                            1,149,538         3,866,203
                                                                     -----------
                                                                      23,288,538
                                                                     -----------
  Belgium - 1.64%
  Electrabel                                            11,377         3,146,409
                                                                     -----------
                                                                       3,146,409
                                                                     -----------
  Finland - 1.49%
  UPM-Kymmene                                          153,652         2,875,789
                                                                     -----------
                                                                       2,875,789
                                                                     -----------
  France - 6.66%
  Societe Generale                                     113,544         8,434,474
 ^Total Fina Elf                                        28,185         4,380,689
                                                                     -----------
                                                                      12,815,163
                                                                     -----------
  Germany - 7.02%
 ^Bayer                                                173,545         4,153,951
 +Bayerische Hypo-und
   Vereinsbank                                         206,242         4,502,624
^+Hypo Real Estate Holding AG                            8,590           148,290
 ^RWE                                                  169,357         4,705,373
                                                                     -----------
                                                                      13,510,238
                                                                     -----------
  Hong Kong - 2.90%
  Hong Kong Electric                                   735,500         2,869,754
  Wharf Holdings                                     1,080,000         2,718,879
                                                                     -----------
                                                                       5,588,633
                                                                     -----------
  Italy - 3.50%
  Banca Intesa                                       1,996,992         6,732,359
                                                                     -----------
                                                                       6,732,359
                                                                     -----------
  Japan - 15.74%
  Canon                                                115,000         5,565,106
  Eisai                                                154,100         3,616,482
  Kinki Coca-Cola Bottling                              22,000           144,285
  Matsushita Electric Industrial                       358,000         4,718,625
  Millea Holdings                                          251         2,990,949
 ^Murata Manufacturing                                  92,200         5,241,734
  Takeda Chemical Industries                           143,400         5,074,144


                                   2003 Annual Report o Delaware Pooled Trust 75

                                                     Number of      Market Value
                                                        Shares           (U.S.$)
--------------------------------------------------------------------------------
 West Japan Railway                                        701       $ 2,607,987
^Yokohama Reito                                         67,000           333,370
                                                                     -----------
                                                                      30,292,682
                                                                     -----------
 Netherlands - 7.57%
 ING Groep                                             231,094         4,798,031
 Reed Elsevier                                         281,242         3,132,122
 Royal Dutch Petroleum                                 149,661         6,640,852
                                                                     -----------
                                                                      14,571,005
                                                                     -----------
 New Zealand - 2.46%
 Telecom Corporation of
   New Zealand                                       1,589,152         4,726,040
                                                                     -----------
                                                                       4,726,040
                                                                     -----------
 Spain - 5.83%
^Banco Santander Central
   Hispanoamericano                                    555,950         5,331,908
 Iberdrola                                             353,191         5,891,888
                                                                     -----------
                                                                      11,223,796
                                                                     -----------
 United Kingdom - 31.91%
 Aviva                                                 287,683         2,360,368
 BG Group                                            1,231,157         5,630,426
 BHP Billiton                                          244,695         1,926,691
 Boots                                                 635,499         7,667,496
 BP Amoco                                              337,029         2,337,729
 Brambles Industries                                 1,335,389         4,033,637
+British Airways                                       910,793         3,214,786
 GKN                                                   603,104         2,819,570
 GlaxoSmithKline                                       263,439         5,641,680
 GUS                                                   464,253         5,670,292
 HBOS                                                  492,023         5,719,328
 Intercontinental Hotels Group                         409,239         3,724,032
 Lloyds TSB Group                                      674,912         4,684,244
+Mitchells & Butlers                                   510,402         2,011,579
 Northern Foods                                      1,611,845         3,952,393
                                                                     -----------
                                                                      61,394,251
                                                                     -----------
 -------------------------------------------------------------------------------
 Total Common Stock
 (cost $170,062,573)                                                 190,164,903
 ===============================================================================
                                                       Principal
                                                          Amount    Market Value
                                                         (U.S.$)         (U.S.$)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 1.07%
With BNP Paribas 0.99%
   11/3/03 (dated 10/31/03,
   collateralized by $873,570
   U.S. Treasury Notes 1.625%
   due 3/31/05, market
   value $876,454)                                  $    859,050    $    859,050
With J. P. Morgan Securities
   0.97% 11/3/03 (dated
   10/31/03, collateralized
   by $352,400 U.S. Treasury
   Bills due 4/15/04, market
   value $350,736)                                       342,900         342,900
With UBS Warburg 0.99%
   11/3/03 (dated 10/31/03,
   collateralized by $876,890
   U.S. Treasury Bills due 11/28/03, market
   value $876,414)                                       859,050         859,050
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $2,061,000)                                                      2,061,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES
   BEFORE SECURITIES LENDING
   COLLATERAL - 99.89%
   (COST $172,123,573)                                               192,225,903
================================================================================
SECURITIES LENDING COLLATERAL*** - 8.65%
Short-Term Investments
ABN AMBRO Bank Chicago
   1.0602% 6/7/04                                        635,358         635,358
ABN AMBRO Bank - Tokyo
   1.10% 1/13/04                                         181,549         181,545
Allied Irish Dublin
   1.12% 1/20/04                                         726,176         726,180
Citibank Canada, Toronto
   1.06% 11/12/03                                        726,180         726,180
Credit Suisse First Boston
   LLC 1.06% 11/3/03                                   3,261,383       3,261,383
Deutsche Bank Financial
   1.0813% 1/16/04                                       726,115         726,437
Fannie Mae
   1.0249% 1/29/04                                     4,538,848       4,538,568
Freddie Mac
   1.12% 1/15/04                                         409,391         411,107
General Electric Capital
   1.1299% 10/4/04                                       272,538         273,019
Goldman Sachs Group LP
   1.1925% 12/15/03                                      635,408         635,408
HBOS Treasury Service
   PLC 1.09% 12/12/03                                    726,174         726,180
Keybank NA
   1.146% 1/26/04                                        363,027         363,271
Merrill Lynch Mortgage
   Capital 1.1625% 11/10/03                              816,953         816,953



76 Delaware Pooled Trust o 2003 Annual Report

                                                    Principal      Market Value
                                                       Amount          (U.S. $)
-------------------------------------------------------------------------------
Morgan Stanley
   1.22% 11/30/04                               $     181,288      $    181,545
Morgan Stanley
   1.30% 3/19/04                                      453,416           453,862
Societe General
   1.08% 11/3/03                                      816,953           816,953
Swiss RE Financial
   1.1031% 1/15/04                                    453,614           452,601
Wilmington Trust Company
   1.11% 1/22/04                                      726,176           726,180
--------------------------------------------------------------------------------
Total Securities Lending Collateral
(cost $16,652,730)                                                   16,652,730
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 108.54%
(COST $188,776,303)                                               208,878,633++
================================================================================
--------------------------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES
   LENDING COLLATERAL - (8.65%)***                                  (16,652,730)
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.11%                                           206,692
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 14,770,501
   SHARES OUTSTANDING; EQUIVALENT
   TO $13.03 PER SHARE - 100.00%                                  $ 192,432,595
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2003:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                             $ 167,741,936
Undistributed net investment income*                                  2,329,468
Accumulated net realized gain on investments                          2,337,692
Net unrealized appreciation of investments
   and foreign currencies                                            20,023,499
--------------------------------------------------------------------------------
Total net assets                                                  $ 192,432,595
================================================================================

  +Non-income producing security for the year ended October 31, 2003.
  ^Fully or partially on loan.
  *Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 **Securities have been classified by country of origin. Classification by type of business has been presented in Note #13 in "Notes to Financial Statements".
***See Note #11 in "Notes to Financial Statements".
 ++Includes $15,702,591 of securities loaned.

See accompanying notes

Delaware Pooled Trust--The International
Large-Cap Equity Portfolio**
Statement of Net Assets
October 31, 2003

                                                      Number of     Market Value
                                                         Shares          (U.S.$)
--------------------------------------------------------------------------------
 COMMON STOCK - 98.81%
 Australia - 12.80%
 Coles Myers                                              8,486         $ 46,785
 Foster's Group                                          30,331           98,352
 National Australia Bank                                  3,847           83,500
 Rio Tinto                                                2,309           58,407
 Telstra                                                 26,993           90,785
                                                                        --------
                                                                         377,829
                                                                        --------
 Belgium - 0.93%
 Electrabel                                                  99           27,379
                                                                        --------
                                                                          27,379
                                                                        --------
 Finland - 0.88%
 UPM-Kymmene                                              1,386           25,941
                                                                        --------
                                                                          25,941
                                                                        --------
 France - 9.02%
 Compagnie de Saint-Gobain                                1,600           67,499
 Societe Generale                                         1,446          107,415
 Total Fina Elf                                             587           91,235
                                                                        --------
                                                                         266,149
                                                                        --------
 Germany - 5.76%
 Bayer                                                    2,730           65,344
+Bayerische Hypo-und
  Vereinsbank                                             2,195           47,921
 RWE                                                      2,041           56,707
                                                                        --------
                                                                         169,972
                                                                        --------
 Hong Kong - 3.68%
 Hong Kong & China Gas                                   15,000           20,764
 Hong Kong Electric                                      13,500           52,674
 Wharf Holdings                                          14,000           35,245
                                                                        --------
                                                                         108,683
                                                                        --------
 Italy - 3.57%
 Banca Intesa                                            31,262          105,392
                                                                        --------
                                                                         105,392
                                                                        --------
 Japan - 16.26%
 Canon                                                    2,000           96,785
 Eisai                                                    2,000           46,937
 Hitachi                                                  8,000           47,010


                                   2003 Annual Report o Delaware Pooled Trust 77

                                                      Number of     Market Value
                                                         Shares          (U.S.$)
--------------------------------------------------------------------------------
  Matsushita Electric Industrial                          4,000        $  52,722
  Murata Manufacturing                                    1,400           79,592
  Takeda Chemical Industries                              2,000           70,769
  Toyota Motor                                            2,100           59,790
  West Japan Railway                                          7           26,043
                                                                       ---------
                                                                         479,648
                                                                       ---------
  Netherlands - 6.21%
  ING Groep                                               2,724           56,556
  Reed Elsevier                                           3,581           39,881
  Royal Dutch Petroleum                                   1,953           86,660
                                                                       ---------
                                                                         183,097
                                                                       ---------
  New Zealand - 2.08%
  Telecom Corporation of
    New Zealand                                          20,600           61,263
                                                                       ---------
                                                                          61,263
                                                                       ---------
  Republic of Korea - 1.47%
  POSCO ADR                                               1,500           43,470
                                                                       ---------
                                                                          43,470
                                                                       ---------
  Singapore - 1.88%
  Overseas Chinese Banking                                8,000           55,602
                                                                       ---------
                                                                          55,602
                                                                       ---------
  Spain - 8.56%
 +Antena 3 Television                                        27              866
  Banco Santander Central
    Hispanoamericano                                      8,429           80,839
  Iberdrola                                               4,400           73,400
 +Telefonica                                              7,839           97,508
                                                                       ---------
                                                                         252,613
                                                                       ---------
  United Kingdom - 25.71%
  Aviva                                                   3,475           28,512
  BG Group                                               21,649           99,007
  Boots                                                   7,708           92,999
  BP Amoco                                                6,587           45,689
  Brambles Industries                                    10,443           31,544
 +British Airways                                        12,538           44,255
  GKN                                                     6,600           30,856
  GlaxoSmithKline                                         4,723          101,145
  GUS                                                     4,868           59,457
  HBOS                                                    7,500           87,181
  Intercontinental Hotels Group                           6,949           63,235
  Lloyds TSB Group                                        6,840           47,473
 +Mitchells & Butlers                                     6,949           27,387
                                                                       ---------
                                                                         758,740
                                                                       ---------
 -------------------------------------------------------------------------------
 Total Common Stock
 (cost $3,079,214)                                                     2,915,778
 ===============================================================================

                                                       Principal
                                                          Amount    Market Value
                                                         (U.S.$)         (U.S.$)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.41%
With BNP Paribas 0.99%
   11/3/03 (dated 10/31/03,
   collateralized by $5,000
   U.S. Treasury Notes 1.625%
   due 3/31/05, market
   value $5,103)                                     $     5,000     $    5,000
With J. P. Morgan Securities
   0.97% 11/3/03 (dated
   10/31/03, collateralized
   by $2,000 U.S. Treasury
   Bills due 4/15/04, market
   value $2,042)                                           2,000          2,000
With UBS Warburg 0.99%
   11/3/03 (dated 10/31/03,
   collateralized by $5,000
   U.S. Treasury Bills due 11/28/03, market
   value $5,103)                                           5,000          5,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $12,000)                                                           12,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.22%
   (COST $3,091,214)                                                  2,927,778
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.78%                                            23,115
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   388,521 SHARES OUTSTANDING;
   EQUIVALENT TO $7.60
   PER SHARE - 100.00%                                              $ 2,950,893
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2003:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                               $ 3,236,185
Undistributed net investment income*                                     67,785
Accumulated net realized loss on investments                           (190,711)
Net unrealized depreciation of investments
   and foreign currencies                                              (162,366)
--------------------------------------------------------------------------------
Total net assets                                                    $ 2,950,893
================================================================================

 +Non-income producing security for the year ended October 31, 2003. *Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
**Securities have been classified by country of origin. Classification by type of business has been presented in Note #13 to the Financial Statements.

  ADR - American Depositary Receipts

See accompanying notes

78 Delaware Pooled Trust o 2003 Annual Report

Delaware Pooled Trust--The International Small Cap Portfolio
Statement of Net Assets**
October 31, 2003

                                                          Number   Market Value
                                                       of Shares        (U.S.$)
-------------------------------------------------------------------------------
 COMMON STOCK - 97.97%
 Australia - 4.62%
 Mayne Group Limited                                       11,522      $ 29,759
+Multiplex Constructions
   Property                                                12,038        34,593
 QBE Insurance Group                                       14,023       102,485
                                                                       --------
                                                                        166,837
                                                                       --------
 Denmark - 1.48%
 Bang & Olufsen Holdings Class B                            1,376        53,365
                                                                       --------
                                                                         53,365
                                                                       --------
 Finland - 0.47%
 Huhtamaki Van Leer Oyj                                     1,600        16,963
                                                                       --------
                                                                         16,963
                                                                       --------
 France - 11.14%
 Boiron                                                     1,184        24,789
 Carbone Lorraine                                           1,420        52,989
+Egide                                                        558        27,244
 Fimalac                                                      773        22,097
 Neopost                                                    2,039       101,237
 Nexans                                                     3,306        92,199
 Norbert Dentressangle                                        529        19,064
 Remy Cointreau                                             2,003        62,869
                                                                       --------
                                                                        402,488
                                                                       --------
 Germany - 10.15%
 Bilfinger Berger                                           2,829        90,209
+Fraport                                                    3,161        81,578
 Hugo Boss                                                  3,777        77,277
 Jenoptik                                                   5,721        62,849
 Rhoen-Klinikum                                             1,144        54,912
                                                                       --------
                                                                        366,825
                                                                       --------
 Hong Kong - 9.21%
 Asia Aluminum                                            414,000        82,100
 ASM Pacific Technology                                     9,500        35,538
 Cosco Pacific Limited                                     72,000        97,815
 Fountain Set                                             100,000        69,537
 Hung Hing Printing Group                                  58,000        47,800
                                                                       --------
                                                                        332,790
                                                                       --------
 Ireland - 4.67%
 Fyffes                                                    24,700        44,794
 Glanbia                                                   15,456        35,037
+Icon ADR                                                     914        39,074
 Kingspan Group                                            11,458        49,950
                                                                       --------
                                                                        168,855
                                                                       --------

                                                           Number  Market Value
                                                        of Shares       (U.S.$)
-------------------------------------------------------------------------------
 Japan - 12.02%
 Air Water                                                 15,000      $ 72,315
 Hamamatsu Photonics                                        4,000        69,459
 Kayaba Industry                                           14,000        55,014
 Kurita Water Industries                                    2,100        25,482
 Miyachi Technos                                            1,800        19,975
 Otsuka Kagu                                                1,200        34,930
 Takara Printing                                            5,000        40,660
 Ushio                                                      5,000        85,278
 Yakult Honsha                                              2,000        31,109
                                                                       --------
                                                                        434,222
                                                                       --------
 Netherlands - 5.58%
 Athlon Groep                                               2,258        33,468
 ICT Automatisering                                         3,316        43,174
+QIAGEN                                                     4,235        49,330
 Vopak                                                      5,077        75,605
                                                                       --------
                                                                        201,577
                                                                       --------
 New Zealand - 1.18%
 Restaurant Brands New Zealand                             15,233        12,542
 The Warehouse Group                                        8,594        30,099
                                                                       --------
                                                                         42,641
                                                                       --------
 Singapore - 4.51%
 MobileOne Limited                                         36,000        28,123
 Singapore Airport Terminal
   Services                                                61,000        78,486
 SMRT Corporation                                         159,000        56,168
                                                                       --------
                                                                        162,777
                                                                       --------
 Spain - 2.46%
 Aldeasa                                                    2,320        53,266
 Viscofan                                                   4,518        35,452
                                                                       --------
                                                                         88,718
                                                                       --------
 Sweden - 2.42%
 Billerud                                                   3,700        53,122
 Munters                                                    1,700        34,323
                                                                       --------
                                                                         87,445
                                                                       --------
 Switzerland - 1.35%
 Lindt & Spruengli                                              6        48,639
                                                                       --------
                                                                         48,639
                                                                       --------

                                2003 Annual Report o Delaware Pooled Trust   79

                                                           Number  Market Value
                                                        of Shares       (U.S.$)
-------------------------------------------------------------------------------
 United Kingdom - 26.71%
 Aga Foodservice Group                                     19,142      $ 78,771
 Arriva                                                    11,940        78,514
 Body Shop International                                   21,552        46,996
 Chloride Group                                            41,634        32,146
 Cobham                                                     3,754        75,011
 Greene King                                                4,595        68,891
 IMI                                                        6,058        35,621
 Laird Group                                               16,170        75,596
 Nestor Healthcare Group                                    5,664        29,555
 Northern Foods                                            32,394        79,433
 Pennon Group                                               5,720        61,734
 Persimmon                                                  7,893        61,947
 Rexam                                                      9,683        70,779
 Serco Group                                               21,476        64,688
 Spirax-Sarco Engineering                                   7,053        66,186
 TT Electronics                                            19,000        39,335
                                                                       --------
                                                                        965,203
                                                                       --------

-------------------------------------------------------------------------------
 Total Common Stock
(cost $3,023,171)                                                     3,539,345
===============================================================================
                                                        Principal
                                                           Amount
                                                         (U.S. $)
-------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS - 1.49%
 With BNP Paribas 0.99%
   11/3/03 (dated 10/31/03,
   collateralized by $22,900
   U.S. Treasury Notes 1.625%
   due 3/31/05, market
   value $22,963)                                         $22,500        22,500
 With J. P. Morgan Securities
   0.97% 11/3/03 (dated
   10/31/03, collateralized
   by $9,200 U.S. Treasury
   Bills due 4/15/04, market
   value $9,189)                                            9,000         9,000
 With UBS Warburg 0.99%
   11/3/03 (dated 10/31/03,
   collateralized by $23,000
   U.S. Treasury Bills due 11/28/03, market
   value $22,962)                                          22,500        22,500
-------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $54,000)                                                           54,000
===============================================================================

-------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.46%
   (COST $3,077,171)                                                 $3,593,345
===============================================================================

-------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.54%                                            19,473
===============================================================================

-------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 423,378
   SHARES OUTSTANDING;
   EQUIVALENT TO $8.53
   PER SHARE - 100.00%                                               $3,612,818
===============================================================================

-------------------------------------------------------------------------------
 COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2003:
Shares of beneficial interest
   (unlimited authorization - no par)                                $3,513,525
Undistributed net investment income*                                     60,177
Accumulated net realized loss on investments                           (477,078)
Net unrealized appreciation of investments
   and foreign currencies                                               516,194
-------------------------------------------------------------------------------
Total net assets                                                     $3,612,818

===============================================================================

 +Non-income producing security for the year ended October 31, 2003. *Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
**Securities have been classified by country of origin.
  Classification by type of business has been presented in Note #13 to the Financial Statements.

  ADR - American Depositary Receipts

See accompanying notes

80  Delaware Pooled Trust o 2003 Annual Report

Delaware Pooled Trust--The Emerging Markets Portfolio**
Statement of Net Assets
October 31, 2003


                                                           Number  Market Value
                                                        of Shares       (U.S.$)
-------------------------------------------------------------------------------
 COMMON STOCK - 97.20%
 Argentina - 1.24%
 Tenaris ADR                                              116,900   $ 3,179,680
                                                                    -----------
                                                                      3,179,680
                                                                    -----------
 Brazil - 12.20%
 Aracruz Celulose ADR                                      80,824     2,271,154
 Cia Siderurgica Nacional                             158,300,000     6,510,801
 Cia Vale do Rio Doce ADR                                  80,300     3,673,725
 Empresa Brasiliera de
   Aeronautica ADR                                        243,403     6,316,308
 Gerdau Metalurgica
   Preferred Shares                                       151,772     2,402,109
 Petroleo Brasileiro ADR                                  201,300     4,380,288
 Petroleo Brasileiro
   Preferred Shares                                        16,500       362,385
 Votorantim Celulose
   e Papel ADR                                            194,500     5,325,410
                                                                    -----------
                                                                     31,242,180
                                                                    -----------
 Chile - 0.77%
 Administradora de Fondos
   de Pensiones Provida ADR                                76,429     1,983,333
                                                                    -----------
                                                                      1,983,333
                                                                    -----------
 China - 11.50%++
 Asia Aluminum                                         26,210,000     5,197,651
 Beijing Capital International
   Airport                                             12,882,000     4,769,145
 Chaoda Modern
   Agriculture                                         19,150,000     4,857,965
 Fountain Set                                           4,260,000     2,962,257
 Guangshen Railway                                     17,176,000     4,755,321
 Texwinca                                               3,908,000     2,792,974
 Zhejiang Expressway                                    6,570,000     4,124,387
                                                                    -----------
                                                                     29,459,700
                                                                    -----------
 Croatia - 2.02%
 Pliva GDR                                                346,741     5,166,441
                                                                      5,166,441

 Czech Republic - 2.82%
 CEZ                                                      660,249     3,382,090
 Philip Morris                                              7,378     3,832,348
                                                                    -----------
                                                                      7,214,438
                                                                    -----------
 Egypt - 1.54%
 MobiNil - Egyptian Mobile
   Services                                               350,958     3,958,026
                                                                    -----------
                                                                      3,958,026
                                                                    -----------

                                                           Number  Market Value
                                                        of Shares       (U.S.$)
-------------------------------------------------------------------------------
 Estonia - 3.26%
 Eesti Telekom GDR                                        157,261   $ 3,774,264
#Eesti Telekom GDR 144A                                    53,323     1,292,486
 Hansabank                                                143,792     3,274,629
                                                                    -----------
                                                                      8,341,379
                                                                    -----------
 Hungary - 2.44%
 Gedeon Richter GDR                                        35,325     3,663,909
#Gedeon Richter GDR 144A                                      400        41,135
+OTP Bank                                                 208,083     2,549,216
                                                                     ----------
                                                                      6,254,260
                                                                     ----------
 India - 4.58%
 Gas Authority of India GDR                               119,619     2,495,252
#Gas Authority of India
 GDR 144A                                                 110,993     2,392,277
 ICICI Bank ADR                                           414,548     5,264,760
 Videsh Sanchar Nigam ADR                                 296,604     1,586,831
                                                                    -----------
                                                                     11,739,120
                                                                    -----------
 Indonesia - 4.43%
 Astra Agro Lestari                                    11,453,000     2,325,242
 Hanjaya Mandala
   Sampoerna                                            8,621,000     4,413,740
 IRP Telekomunikasi
   Indonesia                                            6,532,000     4,612,722
                                                                    -----------
                                                                     11,351,704
                                                                    -----------
 Israel - 1.19%
+Bank Hapoalim                                          1,443,415     3,042,319
                                                                    -----------
                                                                      3,042,319
                                                                    -----------
 Malaysia - 4.78%
 IOI Corporation Berhad                                 2,012,700     4,025,400
 PLUS Expressways                                       6,491,000     4,389,966
 Tanjong                                                1,320,300     3,821,921
                                                                    -----------
                                                                     12,237,287
                                                                    -----------
 Mexico - 7.25%
 Cemex de C.V.                                          1,048,914     5,034,560
 Grupo Continental                                      1,562,100     2,153,306
 Grupo Elektra de C.V.                                    720,233     3,580,658
 Kimberly Clark de
   Mexico ADR                                           1,054,100     2,553,546
 Telefonos de Mexico                                      163,400     5,253,309
                                                                    -----------
                                                                     18,575,379
                                                                    -----------

                                2003 Annual Report o Delaware Pooled Trust   81

                                                           Number  Market Value
                                                        of Shares       (U.S.$)
-------------------------------------------------------------------------------
  Republic of Korea - 11.41%
  Hyundai Motor                                           160,700    $5,356,667
  Kookmin Bank                                            128,600     4,694,144
  KT Corporation ADR                                      270,888     5,339,202
 #Korea Tobacco &
  Ginseng GDR 144A                                        583,811     5,692,158
  POSCO                                                    18,030     2,102,357
  POSCO ADR                                                83,194     2,410,962
  Samsung Electronics                                       9,170     3,641,656
                                                                    -----------
                                                                     29,237,146
                                                                    -----------
  Russia - 1.76%
  Lukoil Holding ADR                                       55,941     4,520,033
                                                                    -----------
                                                                      4,520,033
                                                                    -----------
  South Africa - 16.45%
  African Bank Investments                              4,506,072     5,391,602
  Alexander Forbes                                      3,584,205     5,619,326
  Amalgamated Banks of
    South Africa                                          996,643     5,760,148
  Aspen Pharmacare
    Holdings                                            2,415,353     3,485,535
  Impala Platinum Holdings                                 32,615     2,996,607
  Nampak                                                1,899,338     3,575,549
  Network Healthcare
    Holdings                                            5,254,920     3,353,393
  Sappi                                                   162,709     2,058,700
  Sasol                                                   540,762     7,058,533
 +Telkom South Africa Limited                             366,184     2,841,312
                                                                    -----------
                                                                     42,140,705
                                                                    -----------
  Taiwan - 5.34%
  Asustek Computer                                      1,653,375     3,941,822
  China Steel GDR                                         206,887     3,320,536
  President Chain Store                                 2,319,676     3,584,488
 +Yageo GDR                                               823,646     2,017,933
+#Yageo GDR 144A                                          330,887       810,673
                                                                    -----------
                                                                     13,675,452
                                                                    -----------
  Thailand - 2.22%
  Thai Union Frozen
    Products                                            4,396,787     3,499,135
  Thai Union Frozen
    Products NVDR                                       3,035,813     2,187,733
                                                                    -----------
                                                                      5,686,868
                                                                    -----------

-------------------------------------------------------------------------------
 Total Common Stock
 (cost $192,778,440)                                                249,005,450
================================================================================

                                                        Principal
                                                           Amount  Market Value
                                                          (U.S.$)       (U.S.$)
-------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS - 0.18%
 With BNP Paribas 0.99%
   11/3/03 (dated 10/31/03,
   collateralized by $193,700
   U.S. Treasury Notes
   1.625% due 3/31/05,
   market value $194,333)                                $190,500      $190,500
 With J. P. Morgan Securities
   0.97% 11/3/03 (dated
   10/31/03, collateralized
   by $78,100 U.S. Treasury
   Bills due 4/15/04, market
   value $77,767)                                          76,000        76,000
 With UBS Warburg 0.99%
   11/3/03 (dated 10/31/03,
   collateralized by $194,400
   U.S. Treasury Bills due
   11/28/03, market
   value $194,324)                                        190,500       190,500

-------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $457,000)                                                         457,000
===============================================================================

-------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 97.38%
(COST $193,235,440)                                                 249,462,450
===============================================================================

-------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 2.62%                                         6,705,644
===============================================================================

-------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 24,000,330
 SHARES OUTSTANDING; EQUIVALENT
 TO $10.67 PER SHARE - 100.00%                                     $256,168,094
===============================================================================

-------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2003 :
-------------------------------------------------------------------------------
Shares of beneficial interest
 (unlimited authorization - no par)                                $211,140,621
Undistributed net investment income*                                  3,115,947
Accumulated net realized loss
 on investments                                                     (14,319,194)
Net unrealized appreciation of investments
 and foreign currencies                                              56,230,720
-------------------------------------------------------------------------------
Total net assets                                                   $256,168,094
===============================================================================
  +Non-income producing security for the year ended October 31, 2003. ++Securities listed and traded on the Hong Kong Stock Exchange.
  #Security exempt from registration under rule 144A of the Securities Act of
   1933. See Note #12 in "Notes to Financial Statements".
  *Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 **Securities have been classified by country of origin. Classification by type of business has been presented in Note #13 to the Financial Statements.

   ADR - American Depositary Receipts
   GDR - Global Depositary Receipts
   NVDR - Non-Voting Depositary Receipt

See accompanying notes

82   Delaware Pooled Trust o 2003 Annual Report

Delaware Pooled Trust--The Global Fixed Income Portfolio
Statement of Net Assets
October 31, 2003

                                                        Principal  Market Value
                                                          Amount*       (U.S.$)
-------------------------------------------------------------------------------
 BONDS - 97.08%
 Australia - 6.15%
 New South Wales Treasury
   8.00% 3/1/08           AUD                           1,800,000  $  1,382,918
 Queensland Treasury
   6.00% 7/14/09          AUD                           2,000,000     1,426,593
   6.00% 6/14/11          AUD                          14,000,000     9,995,448
                                                                   ------------
                                                                     12,804,959
                                                                   ------------
 Austria - 11.56%
 Oesterreich Kontrollbank
   1.80% 3/22/10          JPY                         760,000,000     7,310,414
 + 5.25% 4/25/08          EUR                           2,659,000     3,300,747
   6.00% 5/19/09          USD                           3,000,000     3,337,554
 Republic of Austria
 + 4.50% 9/28/05          JPY                         470,000,000     4,626,718
   5.50% 10/20/07         EUR                           4,400,000     5,504,333
                                                                   ------------
                                                                     24,079,766
                                                                   ------------
 Belgium - 4.56%
 Kingdom of Belgium
   5.75% 9/28/10         EUR                            7,400,000     9,506,236
                                                                     ----------
                                                                      9,506,236
                                                                     ----------
 Canada - 1.85%
 Canada Government
   0.70% 3/20/06         JPY                          420,000,000     3,862,266
                                                                   ------------
                                                                      3,862,266
                                                                   ------------
 Chile - 0.25%
 Republic of Chile
   6.875% 4/28/09        USD                              465,000       526,613
                                                                   ------------
                                                                        526,613
                                                                   ------------
 Finland - 4.63%
 Republic of Finland
   5.75% 2/23/11         EUR                            7,500,000     9,642,781
                                                                   ------------
                                                                      9,642,781
                                                                   ------------
 France - 3.95%
 Government of France
   4.00% 10/25/09        EUR                            6,500,000     7,618,898
   5.00% 7/12/05         EUR                              500,000       604,018
                                                                   ------------
                                                                      8,222,916
                                                                   ------------

                                                        Principal  Market Value
                                                          Amount*       (U.S.$)
-------------------------------------------------------------------------------
 Germany - 9.76%
 Deutschland Republic
   4.75% 7/4/28           EUR                           3,000,000   $ 3,374,822
   5.00% 7/4/11           EUR                           9,500,000    11,681,658
   6.00% 1/4/07           EUR                           3,000,000     3,781,071
 Kredit Fuer Wiederaufbau
   5.25% 7/4/12           EUR                           1,200,000     1,492,391
                                                                   ------------
                                                                     20,329,942
                                                                   ------------
 Italy - 4.77%
 Republic of Italy
   3.75% 6/8/05           JPY                         700,000,000     6,729,825
 + 5.75% 7/25/16          EUR                           2,500,000     3,205,358
                                                        9,935,183

 Netherlands - 4.18%
 Netherlands Government
   5.75% 2/15/07          EUR                           2,000,000     2,505,578
   7.50% 1/15/23          EUR                           4,000,000     6,207,541
                                                                   ------------
                                                                      8,713,119
                                                                   ------------
 Norway - 2.74%
 A/S Eksportfinans
   1.80% 6/21/10          JPY                         600,000,000     5,703,741
                                                                   ------------
                                                                      5,703,741
                                                                   ------------
 Poland - 8.09%
 Poland Government
   5.00% 10/24/13         PLZ                          39,000,000     8,310,326
   5.75% 6/24/08          PLZ                          15,000,000     3,546,130
   6.00% 11/24/09         PLZ                          13,500,000     3,185,722
   8.50% 11/12/06         PLZ                           7,000,000     1,817,122
                                                                   ------------
                                                                     16,859,300
                                                                   ------------
 Spain - 3.80%
 Kingdom of Spain
   3.10% 9/20/06          JPY                         720,000,000     7,066,571
   4.625% 7/22/04         JPY                          90,000,000       845,916
                                                                   ------------
                                                                      7,912,487
                                                                   ------------
 Supranational - 12.40%
 European Investment Bank
   5.00% 4/15/08          EUR                          6,000,000      7,406,585
  +Inter-American
   Development Bank
   5.50% 3/30/10          EUR                          6,980,000      8,788,617



                                2003 Annual Report o Delaware Pooled Trust   83

                                                        Principal  Market Value
                                                          Amount*        (U.S.$)
-------------------------------------------------------------------------------

+International Bank
   Reconstruction &
   Development
   2.00% 2/18/08         JPY   1,000,000,000                        $ 9,648,784
   25,843,986

 Sweden - 9.66%
+Swedish Government
   Series 1041
   6.75% 5/5/14          SEK                           57,000,000     8,366,966
   Series 1043
   5.00% 1/28/09         SEK                           56,000,000     7,364,389
  +Series 1044
   3.50% 4/20/06         SEK                            5,000,000       637,450
  +Series 1046
   5.50% 10/8/12         SEK                           28,000,000     3,756,010
                                                                    -----------
                                                                     20,124,815
                                                                    -----------

 United States - 8.73%
 KFW International Finance
  1.00% 12/20/04         JPY     665,000,000                          6,113,372
 U.S. Treasury Notes
   3.625% 5/15/13        USD       4,000,000                          3,831,096
   4.375% 5/15/07        USD       7,800,000                          8,255,208
                                                                    -----------
                                                                     18,199,676
                                                                    -----------

-------------------------------------------------------------------------------
 Total Bonds
 (cost $188,199,841)                                                202,267,786
===============================================================================
 REPURCHASE AGREEMENTS - 1.17%
 With BNP Paribas 0.99%
   11/3/03 (dated 10/31/03,
   collateralized by $1,036,000
   U.S. Treasury Notes
   1.625% due 3/31/05,
   market value
   $1,039,277)           USD       1,019,000                          1,019,000
 With J. P. Morgan Securities
   0.97% 11/3/03 (dated 10/31/03,
   collateralized by $418,000
   U.S. Treasury Bills due 4/15/04,
   market value
   $415,894)             USD         406,000                            406,000
 With UBS Warburg 0.99%
   11/3/03 (dated 10/31/03,
   collateralized by $1,040,000
   U.S. Treasury Bills due 11/28/03,
   market value
   $1,039,230)           USD       1,019,000                          1,019,000
-------------------------------------------------------------------------------
 Total Repurchase Agreements
 (cost $2,444,000)                                                    2,444,000
================================================================================

                                                        Principal  Market Value
                                                          Amount*       (U.S.$)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 TOTAL MARKET VALUE OF SECURITIES BEFORE
   SECURITIES LENDING COLLATERAL - 98.25%
 (cost $190,643,841)                                               $204,711,786
================================================================================

  SECURITIES LENDING COLLATERAL## -- 13.98%
 Short-Term Investments
 ABN AMBRO Bank Chicago
    1.0602% 6/07/04       USD                             317,510       317,503
 ABN AMBRO Bank - Tokyo
    1.10% 1/13/04                                       1,111,176     1,111,176
 Allied Irish Dublin
    1.12% 1/20/04                                       1,270,006     1,270,014
 Citibank Canada, Toronto
    1.06% 11/12/03                                      1,270,014     1,270,014
 Credit Suisse First Boston LLC
    1.06% 11/03/03                                      5,703,822     5,703,822
 Deutsche Bank Financial
    1.0813% 1/16/04                                     1,269,899     1,270,462
 Fannie Mae
    1.0249% 1/29/04                                     7,937,975     7,937,486
 Freddie Mac 1.12% 1/15/04                                715,981       718,983
 General Electric Capital
    1.23% 10/04/04                                        476,641       477,483
 Goldman Sachs Group LP
    1.1925% 12/15/03                                    1,111,262     1,111,262
 HBOS Treasury Services PLC
    1.09% 12/12/03                                      1,270,004     1,270,014
 Keybank NA
    1.146% 1/26/04                                        634,898       635,324
 Merrill Lynch Mortgage Capital
    1.1625% 11/10/03                                    1,428,765     1,428,765
 Morgan Stanley
    1.22% 11/30/04                                        792,978       793,759
 Morgan Stanley
    1.30% 3/19/04                                         317,054       317,503
 Societe General
    1.08% 11/03/03                                      1,428,765     1,428,765
 Swiss Re Financial
    1.1031% 1/15/04                                       793,323       791,551
 Wilmington Trust Company
    1.11% 1/22/04                                       1,270,007     1,270,014
-------------------------------------------------------------------------------
 Total Securities Lending Collateral
 (cost $29,123,900)                                                  29,123,900
===============================================================================


84   Delaware Pooled Trust o 2003 Annual Report

-------------------------------------------------------------------------------
 TOTAL MARKET VALUE OF SECURITIES - 112.23%
 (cost $219,767,741)                                             $233,835,686++
===============================================================================

-------------------------------------------------------------------------------
 OBLIGATION TO RETURN SECURITIES LENDING
 COLLATERAL - (13.98%)##                                            (29,123,900)
===============================================================================

-------------------------------------------------------------------------------
 Receivables and Other Assets
   Net of Liabilities - 1.75%                                         3,642,476
===============================================================================

-------------------------------------------------------------------------------
 Net Assets Applicable to
   15,301,707 Shares Outstanding;
   Equivalent to $13.62
   Per Share - 100.00%                                             $208,354,262
===============================================================================
 Components of Net Assets
   at October 31, 2003:
-------------------------------------------------------------------------------

 Shares of beneficial interest (unlimited
   authorization - no par)                                         $155,132,436
 Undistributed net investment income**                               43,135,752
 Accumulated net realized loss
   on investments                                                    (4,043,872)
 Net unrealized appreciation of investments
   and foreign currencies                                            14,129,946
-------------------------------------------------------------------------------
 Total net assets                                                  $208,354,262
===============================================================================

*Principal amount is stated in the currency in which each bond is denominated.

 AUD - Australian Dollar
 EUR - European Monetary Unit
 JPY - Japanese Yen
 PLZ - Polish Zloty
 SEK - Swedish Krona
 USD - U.S. Dollar

 +Fully or partially on loan. See Note # 11 in Notes to Financial Statements **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
##See Note #11 in "Notes to Financial Statements".

++Includes $27,460,930 of securities loaned.

See accompanying notes

Delaware Pooled Trust--
The International Fixed Income Portfolio
Statement of Net Assets
October 31, 2003

                                                        Principal  Market Value
                                                          Amount*       (U.S.$)
-------------------------------------------------------------------------------
 BONDS - 97.14%
 Australia - 6.07%
 New South Wales Treasury
   8.00% 3/1/08                          AUD              750,000    $  576,216
 Queensland Treasury
   6.00% 6/14/11                         AUD            3,300,000     2,356,070
                                                                     ----------
                                                                      2,932,286
                                                                     ----------
 Austria - 8.71%
 Oesterreich Kontrollbank
   1.80% 3/22/10                         JPY          100,000,000       961,897
   5.25% 4/25/08                         EUR            1,000,000     1,241,349
 Republic of Austria
   5.25% 1/4/11                          EUR              400,000       499,243
   5.50% 10/20/07                        EUR            1,200,000     1,501,181
                                                                     ----------
                                                                      4,203,670
                                                                     ----------
 Belgium - 2.93%
 Kingdom of Belgium
   5.75% 9/28/10                         EUR            1,100,000     1,413,089
                                                                     ----------
                                                                      1,413,089
                                                                     ----------
 Canada - 1.90%
 Canada Government
   0.70% 3/20/06                         JPY          100,000,000       919,587
                                                                     ----------
                                                                        919,587
                                                                     ----------
 Finland - 2.04%
 Republic of Finland
   5.00% 4/25/09                         EUR              800,000       987,420
                                                                     ----------
                                                                        987,420
                                                                     ----------
 France - 3.40%
 Government of France
   4.00% 10/25/09                        EUR            1,400,000     1,640,994
                                                                     ----------
                                                                      1,640,994
                                                                     ----------
 Germany - 19.59%
 Deutsche Ausgleichsbank
   1.85% 9/20/10                         JPY          250,000,000     2,398,481
 Deutschland Republic
   5.00% 7/4/11                          EUR              600,000       737,789
   6.50% 10/14/05                        EUR            2,000,000     2,486,627
   6.50% 7/4/27                          EUR            1,500,000     2,114,604
 Kredit Fuer Wiederaufbau
   5.00% 7/4/11                          EUR            1,400,000     1,720,087
                                                                     ----------
                                                                      9,457,588
                                                                     ----------


                                2003 Annual Report o Delaware Pooled Trust   85

                                                        Principal  Market Value
                                                          Amount*       (U.S.$)
-------------------------------------------------------------------------------
Greece - 4.21%
Hellenic Republic
   4.60% 5/20/13                         EUR              950,000   $ 1,121,027
   6.30% 1/29/09                         EUR              700,000       910,350
                                                                    -----------
                                                                      2,031,377
                                                                    -----------
Italy - 4.65%
Republic of Italy
   3.75% 6/8/05                          JPY          100,000,000       961,404
   5.75% 7/25/16                         EUR            1,000,000     1,282,143
                                                                    -----------
                                                                      2,243,547
                                                                    -----------
Netherlands - 5.34%
DSL Finance
   5.75% 3/19/09                         DEM            1,500,000       967,996
Netherlands Government
   5.75% 2/15/07                         EUR            1,100,000     1,378,067
   7.50% 1/15/23                         EUR              150,000       232,783
                                                                    -----------
                                                                      2,578,846
                                                                    -----------
Norway - 2.35%
^A/S Eksportfinans
   0.046% 12/22/03                       JPY          125,000,000     1,137,054
                                                                    -----------
                                                                      1,137,054
                                                                    -----------
Poland - 8.08%
Poland Government
   5.00% 10/24/13                        PLZ           10,000,000     2,130,852
   5.75% 6/24/08                         PLZ            3,000,000       709,226
   6.00% 11/24/09                        PLZ            2,300,000       542,753
   8.50% 11/12/06                        PLZ            2,000,000       519,178
                                                                    -----------
                                                                      3,902,009
                                                                    -----------
Spain - 6.40%
Kingdom of Spain
   3.10% 9/20/06                         JPY          200,000,000     1,962,936
   4.625% 7/22/04                        JPY          120,000,000     1,127,889
                                                                    -----------
                                                                      3,090,825
                                                                    -----------

                                                        Principal  Market Value
                                                          Amount*       (U.S.$)
-------------------------------------------------------------------------------
 Supranational - 12.01%
 European Investment Bank
   0.875% 11/8/04                        JPY          100,000,000   $   917,415
   5.00% 4/15/08                         EUR              300,000       370,329
 Fannie Mae Global
   2.125% 10/9/07                        JPY          150,000,000     1,444,683
 Inter-American
   Development Bank
   5.50% 3/30/10                         EUR              750,000       944,336
 International Bank
   Reconstruction &
   Development
   2.00% 2/18/08                         JPY          220,000,000     2,122,732
                                                                    -----------
                                                                      5,799,495
                                                                    -----------
 Sweden - 9.46%
 Swedish Government
   Series 1041
   6.75% 5/5/14                          SEK           14,000,000     2,055,044
   Series 1043
   5.00% 1/28/09                         SEK           13,000,000     1,709,590
   Series 1044
   3.50% 4/20/06                         SEK              500,000        63,745
   Series 1046
   5.50% 10/8/12                         SEK            5,500,000       737,788
   4,566,167
-------------------------------------------------------------------------------
 Total Bonds
 (cost $43,601,463)                                                  46,903,954
===============================================================================

 Repurchase Agreements - 1.15%
 With BNP Paribas 0.99%
   11/3/03 (dated 10/31/03,
   collateralized by $235,670
   U.S. Treasury Notes 1.625%
   due 3/31/05, market
   value  $236,431)                      USD              231,750       231,750
 With J. P. Morgan Securities
   0.97% 11/3/03 (dated 10/31/03,
   collateralized by $95,060
   U.S. Treasury Bills due
   4/15/04, market
   value $94,614)                        USD               92,500        92,500
 With UBS Warburg 0.99%
   11/3/03 (dated 10/31/03,
   collateralized by $236,560
   U.S. Treasury Bills due
   11/28/03, market
   value $236,421)                       USD              231,750       231,750
-------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $556,000)                                                         556,000
===============================================================================


86  Delaware Pooled Trust o 2003 Annual Report

-------------------------------------------------------------------------------
 TOTAL MARKET VALUE OF SECURITIES - 98.29%
 (COST $44,157,463)                                                 $47,459,954
===============================================================================

-------------------------------------------------------------------------------
 RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES - 1.71%                                          824,284
===============================================================================

-------------------------------------------------------------------------------
 NET ASSETS APPLICABLE TO
    3,941,831 SHARES OUTSTANDING;
    EQUIVALENT TO $12.25
    PER SHARE - 100.00%                                             $48,284,238
===============================================================================


-------------------------------------------------------------------------------
 COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 2003:
-------------------------------------------------------------------------------
 Shares of beneficial interest (unlimited
   authorization - no par)                                          $41,778,783
 Undistributed net investment income**                                5,848,324
 Accumulated net realized loss
   on investments                                                    (2,655,397)
 Net unrealized appreciation of investments
   and foreign currencies                                             3,312,528
-------------------------------------------------------------------------------
 Total net assets                                                   $48,284,238
===============================================================================

*Principal amount is stated in the currency in which each bond is denominated.

AUD - Australian Dollar
DEM - German Mark
EUR - European Monetary Unit
JPY - Japanese Yen
PLZ - Polish Zloty
SEK - Swedish Krona
USD - U.S. Dollar

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 ^Zero coupon bond. The interest rate shown is the yield at the time of purchase.

See accompanying notes

Delaware Pooled Trust
Statements of Assets and Liabilities
October 31, 2003

                                                   The              The              The
                                                 All-Cap         High-Yield        Core Plus
                                              Growth Equity         Bond         Fixed Income
                                                Portfolio        Portfolio         Portfolio
---------------------------------------------------------------------------------------------
Assets:
Investments at market                         $5,437,959        $5,105,582         $8,476,141
Cash                                                 978            16,451             76,766
Dividends and interest receivable                    414           115,386             83,128
Subscriptions receivable                       1,300,000                 -                  -
Receivable for securities sold                    60,863           519,048            751,905
Due from DMC                                           -             2,584              3,688
Variation margin receivable                            -                 -                547
                                              -----------------------------------------------
Total assets                                   6,800,214         5,759,051          9,392,175
                                              ===============================================
Liabilities:
Payable for securities purchased                 185,827           626,637          2,010,488
Swap agreement mark to market payable                  -                 -              5,157
Accrued expenses                                   3,834             3,372              4,802
                                              -----------------------------------------------
Total liabilities                                189,661           630,009          2,020,447
                                              -----------------------------------------------

Total net assets                              $6,610,553        $5,129,042         $7,371,728
                                              ===============================================

Investments at cost                           $4,354,317        $4,932,093         $8,385,372
                                              ===============================================

See accompanying notes

                                 2003 Annual Report o Delaware Pooled Trust   87

Delaware Pooled Trust
Statements of Operations
Year Ended October 31, 2003

                                                             The             The            The            The              The
                                                           Large-Cap      Small-Cap       All-Cap        Large-Cap        Mid-Cap
                                                         Value Equity    Value Equity  Growth Equity   Growth Equity   Growth Equity
                                                           Portfolio      Portfolio       Portfolio       Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                  $1,044,183        $ 34,688       $ 41,798         $ 9,589      $  30,179
Interest                                                       10,409           1,479          6,458             450          4,030
                                                           ------------------------------------------------------------------------
                                                            1,054,592          36,167         48,256          10,039         34,209
                                                           ------------------------------------------------------------------------
Expenses:

Management fees                                               220,002          21,472         56,779           6,451         49,332
Accounting and administration expenses                         17,526           1,242          3,337             432          2,758
Reports and statements to shareholders                          6,730             792            664             202            899
Registration fees                                              63,334           2,184         11,456           7,252          8,735
Professional fees                                               4,924             441            720             178          1,336
Dividend disbursing and transfer agent fees and expenses       13,507             536            773             105            957
Custodian fees                                                  4,424             697          1,485             342          2,287
Trustees' fees                                                  1,838             480            556             336            343
Other                                                           9,192             917          1,476             498          1,050
                                                           ------------------------------------------------------------------------
                                                              341,477          28,761         77,246          15,796         67,697
Less expenses absorbed or waived                              (90,208)         (3,230)        (9,632)         (7,838)        (6,652)
Less expenses paid indirectly                                    (986)            (78)          (182)            (24)          (168)
                                                           ------------------------------------------------------------------------
Total expenses                                                250,283          25,453         67,432           7,934         60,877
                                                           ------------------------------------------------------------------------
Net Investment Income (Loss)                                  804,309          10,714        (19,176)          2,105        (26,668)
                                                           ------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
 on Investments:
Net realized gain (loss) on:
 Investments                                               (4,236,442)        236,108     (21  0,548)     (147  ,015)       105,409
 Futures contracts                                                  -               -              -               -              -
 Options written                                                    -               -              -               -              -
 Swap agreements                                                    -               -              -               -              -
                                                           ------------------------------------------------------------------------
Net realized gain (loss)                                   (4,236,442)        236,108       (210,548)       (147,015)       105,409
Net change in unrealized appreciation/depreciation
 of investments                                            10,296,237         708,042      2,510,926         316,125      1,856,201
                                                           ------------------------------------------------------------------------
Net Realized and Unrealized Gain
 on Investments                                             6,059,795         944,150      2,300,378         169,110      1,961,610
                                                           ------------------------------------------------------------------------
Net Increase in Net Assets
 Resulting from Operations                                 $6,864,104        $954,864     $2,281,202        $171,215     $1,934,942
                                                           ------------------------------------------------------------------------

See accompanying notes

88   Delaware Pooled Trust o 2003 Annual Report

                                                                              The
                                                               The        Real Estate          The           The            The
                                                            Small-Cap      Investment     Intermediate    High-Yield      Core Plus
                                                          Growth Equity      Trust        Fixed Income       Bond       Fixed Income
                                                            Portfolio     Portfolio II      Portfolio      Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                   $ 248,748     $1,805,387         $  3,632       $  4,729       $  2,043
Interest                                                       52,610         20,284          128,274        502,458        328,587
                                                            -----------------------------------------------------------------------
                                                              301,358      1,825,671          131,906        507,187        330,630
                                                            -----------------------------------------------------------------------
Expenses:

Management fees                                               450,732        242,172           12,718         20,333         32,576
Accounting and administration expenses                         25,849         14,036            1,404          1,964          3,083
Reports and statements to shareholders                          6,299          2,941            1,092          1,027          1,183
Registration fees                                              12,453          9,780            7,592          7,759         11,139
Professional fees                                              12,035          5,271              894            997          1,324
Dividend disbursing and transfer agent fees and expenses        6,407          3,343            1,135            763            760
Custodian fees                                                  3,578          1,918            4,519          7,860         15,381
Trustees' fees                                                  2,499          1,505              484            459            773
Other                                                          10,222          5,364            1,574          2,184          1,581
                                                            -----------------------------------------------------------------------
                                                              530,074        286,330           31,412         43,346         67,800
Less expenses absorbed or waived                               (5,722)       (11,150)         (17,522)       (16,609)       (29,419)
Less expenses paid indirectly                                  (1,442)          (860)             (76)          (108)          (491)
                                                            -----------------------------------------------------------------------
Total expenses                                                522,910        274,320           13,814         26,629         37,890
                                                            -----------------------------------------------------------------------
Net Investment Income (Loss)                                 (221,552)     1,551,351          118,092        480,558        292,740
                                                            -----------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
 on Investments:
Net realized gain (loss) on:
 Investments                                               (1,338,387)     1,662,738          210,660        391,848        244,132
 Futures contracts                                                  -              -          (17,205)             -         28,772
 Options written                                                    -              -           12,326              -         (2,307)
 Swap agreements                                                    -              -           18,820              -         17,101
                                                            -----------------------------------------------------------------------
Net realized gain (loss)                                   (1,338,387)     1,662,738          224,601        391,848        287,698
Net change in unrealized appreciation/depreciation
 of investments                                            19,113,006      5,535,411         (111,567)       509,613         85,250
                                                           ------------------------------------------------------------------------
Net Realized and Unrealized Gain
 on Investments                                            17,774,619      7,198,149          113,034        901,461        372,948
                                                           ------------------------------------------------------------------------
Net Increase in Net Assets
 Resulting from Operations                                $17,553,067     $8,749,500        $ 231,126     $1,382,019       $665,688
                                                          -------------------------------------------------------------------------

See accompanying notes

                                  2003 Annual Report o Delaware Pooled Trust  89

Delaware Pooled Trust
Statements of Operations continued
Year Ended October 31, 2003

                                                                                                       The                The
                                                                   The               The           Labor Select       International
                                                                 Global          International     International        Large-Cap
                                                                 Equity             Equity            Equity             Equity
                                                                Portfolio          Portfolio        Portfolio           Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                        $112,227        $19,839,373       $5,436,525          $106,769
Interest                                                              812            186,154           59,930               515
Securities lending income                                               -            219,294           64,299                 -
Foreign tax withheld                                               (7,327)        (1,603,636)        (508,525)           (9,058)
                                                                 ------------------------------------------------------------------
                                                                  105,712         18,641,185        5,052,229            98,226
                                                                 ------------------------------------------------------------------
Expenses:
Management fees                                                    22,272          3,650,612        1,012,644            18,876
Accounting and administration expenses                              1,242            210,920           58,108             1,093
Reports and statements to shareholders                                415             46,509           11,878               547
Registration fees                                                   7,805             37,168           13,795             1,823
Professional fees                                                     459             69,344           29,988               415
Dividend disbursing and transfer agent fees and expenses              664             53,784           13,482               409
Custodian fees                                                      1,515            198,043           59,632             1,569
Trustees' fees                                                        405             17,162            5,207               385
Distribution expenses - Class P                                         -                 21                -                 -
Other                                                               1,206            100,470           23,154             1,003
                                                                 ------------------------------------------------------------------
                                                                   35,983          4,384,033        1,227,888            26,120
Less expenses absorbed or waived                                   (7,438)             -                 (496)           (1,927)
Less expenses paid indirectly                                         (71)           (11,737)          (3,278)              (64)
                                                                 ------------------------------------------------------------------

Total expenses                                                     28,474          4,372,296        1,224,114            24,129
                                                                 ------------------------------------------------------------------
Net Investment Income                                              77,238         14,268,889        3,828,115            74,097
                                                                 ------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
 on Investments and Foreign Currencies:
Net realized gain (loss) on:
 Investments                                                     (194,028)       (12,262,351)       2,349,063          (190,711)
 Foreign currencies                                                10,370           (154,642)        (134,482)              403
                                                                 ------------------------------------------------------------------
Net realized gain (loss)                                         (183,658)       (12,416,993)       2,214,581          (190,308)
Net change in unrealized appreciation/depreciation
 of investments and foreign currencies                            821,736        127,326,737       34,131,458           739,743
                                                                 ------------------------------------------------------------------
Net Realized and Unrealized Gain on
 Investments and Foreign Currencies                               638,078        114,909,744       36,346,039           549,435
                                                                 ------------------------------------------------------------------
Net Increase in Net Assets
 Resulting from Operations                                       $715,316       $129,178,633      $40,174,154          $623,532
                                                                 ------------------------------------------------------------------

90   Delaware Pooled Trust o 2003 Annual Report

                                                                                                     The
                                                                 The               The              Global            The
                                                            International        Emerging            Fixed        International
                                                              Small-Cap           Markets            Income        Fixed Income
                                                              Portfolio          Portfolio          Portfolio        Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                    $   98,728       $ 6,171,020        $         -         $        -
Interest                                                            884            58,655          9,969,866          1,520,565
Securities lending income                                             -                 -             45,879                  -
Foreign tax withheld                                             (9,312)         (284,905)                 -                  -
                                                             ------------------------------------------------------------------
                                                                 90,300         5,944,770         10,015,745          1,520,565
                                                             ------------------------------------------------------------------
Expenses:
Management fees                                                  28,420         1,626,446          1,256,931            203,900
Accounting and administration expenses                            1,231            70,246            110,798             17,725
Reports and statements to shareholders                              983             8,869             27,400              5,638
Registration fees                                                 2,106            23,255              4,364              8,016
Professional fees                                                   385            25,947             27,383              5,393
Dividend disbursing and transfer agent fees and expens   es         453            16,360             25,613              4,434
Custodian fees                                                    3,260           209,520            108,709             19,216
Trustees' fees                                                      474             5,547              9,510              1,577
Distribution expenses - Class P                                       -                 -                  -                  -
Other                                                               133            23,044             63,492             12,143
                                                             ------------------------------------------------------------------
                                                                 37,445         2,009,234          1,634,200            278,042
Less expenses absorbed or waived                                 (3,334)                -           (118,601)           (32,780)
Less expenses paid indirectly                                       (68)           (3,903)            (6,033)              (979)
                                                             ------------------------------------------------------------------

Total expenses                                                   34,043         2,005,331          1,509,566            244,283
                                                             ------------------------------------------------------------------
Net Investment Income                                            56,257         3,939,439          8,506,179          1,276,282
                                                             ------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
 on Investments and Foreign Currencies:
Net realized gain (loss) on:
 Investments                                                   (230,111)        8,513,692         15,156,946          2,181,786
 Foreign currencies                                               4,663          (478,464)        31,769,742          4,176,004
                                                             ------------------------------------------------------------------
Net realized gain (loss)                                       (225,448)        8,035,228         46,926,688          6,357,790
Net change in unrealized appreciation/depreciation
 of investments and foreign currencies                        1,283,206        70,836,909         (1,896,021)           888,906
                                                             ------------------------------------------------------------------
Net Realized and Unrealized Gain on
 Investments and Foreign Currencies                           1,057,758        78,872,137         45,030,667          7,246,696
                                                             ------------------------------------------------------------------
Net Increase in Net Assets
 Resulting from Operations                                   $1,114,015       $82,811,576        $53,536,846         $8,522,978
                                                             ------------------------------------------------------------------


See accompanying notes

                                 2003 Annual Report o Delaware Pooled Trust   91

Delaware Pooled Trust
Statements of Changes in Net Assets

                                                               Year             Year            Year             Year
                                                               Ended            Ended           Ended            Ended
                                                             10/31/03         10/31/02        10/31/03         10/31/02
                                                           -------------------------------------------------------------

                                                                The             The              The              The
                                                             Large-Cap       Large-Cap        Small-Cap        Small-Cap
                                                           Value Equity    Value Equity     Value Equity     Value Equity
                                                             Portfolio       Portfolio        Portfolio        Portfolio
-------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                               $  804,309       $  987,098        $ 10,714           $ 14,768
Net realized gain (loss) on investments                    (4,236,442)      (3,085,888)        236,108            139,728
Net change in unrealized appreciation/
   depreciation of investments                             10,296,237       (1,614,236)        708,042            (91,643)
                                                           --------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                6,864,104       (3,713,026)        954,864             62,853
                                                           --------------------------------------------------------------
Dividends and Distributions to Shareholders from:
Net investment income
   Original Class                                            (813,961)      (1,070,397)        (13,853)           (21,468)
Net realized gain on investments
   Original Class                                                   -                -        (136,704)          (127,083)
                                                           --------------------------------------------------------------
                                                              (813,961)     (1,070,397)       (150,557)          (148,551)
                                                           --------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold
   Original Class                                           1,633,980        5,938,797               -                  -
Net asset value of shares issued upon
   reinvestment of dividends and distributions
   Original Class                                             799,945         1,055,986        150,557            148,551
                                                           --------------------------------------------------------------
                                                            2,433,925        6,994,783         150,557            148,551

Cost of shares repurchased
   Original Class                                         (19,142,724)      (13,775,347)             -                  -
                                                           --------------------------------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions                             (16,708,799)      (6,780,564)        150,557            148,551
                                                           --------------------------------------------------------------

Net Increase (Decrease) in Net Assets                     (10,658,656)     (11,563,987)        954,864             62,853

Net Assets:
Beginning of period                                        49,224,441       60,788,428       2,542,106          2,479,253
                                                           --------------------------------------------------------------
End of period                                             $38,565,785      $49,224,441      $3,496,970         $2,542,106
=========================================================================================================================

See accompanying notes

92   Delaware Pooled Trust o 2003 Annual Report

                                                               Year             Year            Year           Year
                                                               Ended            Ended           Ended          Ended
                                                             10/31/03         10/31/02        10/31/03       10/31/02
                                                           -------------------------------------------------------------

                                                                The              The             The            The
                                                              All-Cap          All-Cap        Large-Cap      Large-Cap
                                                           Growth Equity    Growth Equity   Growth Equity  Growth Equity
                                                             Portfolio        Portfolio       Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                               $  (19,176)      $   (34,991)      $  2,105         $     953
Net realized gain (loss) on investments                      (210,548)       (1,898,388)      (147,015)         (435,484)
Net change in unrealized appreciation/
   depreciation of investments                              2,510,926          (578,514)       316,125           167,213
                                                           -------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                2,281,202        (2,511,893)       171,215          (267,318)
                                                           -------------------------------------------------------------
Dividends and Distributions to Shareholders from:
Net investment income
   Original Class                                                   -                 -         (1,184)           (5,187)
Net realized gain on investments
   Original Class                                                   -                 -              -                 -
                                                           -------------------------------------------------------------
                                                                    -                 -         (1,184)           (5,187)
                                                           -------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold
   Original Class                                           1,300,000         1,600,000              -                 -
Net asset value of shares issued upon
   reinvestment of dividends and distributions
   Original Class                                                   -                 -          1,184             5,187
                                                           -------------------------------------------------------------
                                                            1,300,000         1,600,000          1,184             5,187

Cost of shares repurchased
   Original Class                                          (5,281,113)                -              -                 -
                                                           -------------------------------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions                              (3,981,113)        1,600,000          1,184             5,187
                                                           -------------------------------------------------------------

Net Increase (Decrease) in Net Assets                      (1,699,911)         (911,893)       171,215          (267,318)

Net Assets:
Beginning of period                                         8,310,464         9,222,357        931,211         1,198,529
                                                           -------------------------------------------------------------
End of period                                              $6,610,553        $8,310,464     $1,102,426        $  931,211
                                                           =============================================================

                                 2003 Annual Report o Delaware Pooled Trust   93

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                         Year             Year             Year             Year
                                                         Ended            Ended            Ended            Ended
                                                       10/31/03         10/31/02         10/31/03         10/31/02
                                                    -----------------------------------------------------------------

                                                         The              The              The               The
                                                       Mid-Cap          Mid-Cap         Small-Cap         Small-Cap
                                                    Growth Equity    Growth Equity   Growth Equity      Growth Equity
                                                      Portfolio        Portfolio        Portfolio         Portfolio
----------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                        $   (26,668)      $  (7,765)      $  (221,552)         $ (165,579)
Net realized gain (loss) on investments                 105,409        (248,540)       (1,338,387)         (3,371,169)
Net change in unrealized appreciation/
   depreciation of investments                        1,856,201          (2,741)       19,113,006            (906,028)
                                                    -----------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                          1,934,942        (259,046)       17,553,067          (4,442,776)
                                                    -----------------------------------------------------------------

Dividends and Distributions to Shareholders from:
Net investment income
   Original Class                                             -               -                 -                   -
                                                    -----------------------------------------------------------------
                                                              -               -                 -            (878,132)
                                                    -----------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold
   Original Class                                     9,873,461         111,156        38,606,384          15,785,559
Net asset value of shares issued upon
   reinvestment of dividends and distributions
   Original Class                                             -               -                 -                   -
                                                      9,873,461         111,156        38,606,384          15,785,559
                                                    -----------------------------------------------------------------
Cost of shares repurchased
   Original Class                                      (198,847)       (178,088)       (5,095,506)         (3,810,999)
Increase (decrease) in net assets derived from
   capital share transactions                         9,674,614         (66,932)       33,510,878          11,974,560
                                                    -----------------------------------------------------------------
Net Increase (Decrease) in Net Assets                 1,609,556        (325,978)       51,063,945           7,531,784

Net Assets:

Beginning of period                                   2,328,832       2,654,810        43,103,703          35,571,919
                                                    -----------------------------------------------------------------
End of period                                       $13,938,388      $2,328,832       $94,167,648         $43,103,703
                                                    ==================================================================

See accompanying notes

94   Delaware Pooled Trust o 2003 Annual Report

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                         Year              Year           Year            Year
                                                         Ended             Ended          Ended           Ended
                                                       10/31/03          10/31/02       10/31/03        10/31/02
                                                     --------------------------------------------------------------

                                                          The               The
                                                      Real Estate        Real Estate       The             The
                                                       Investment        Investment    Intermediate    Intermediate
                                                         Trust           TrustFixed    Income Fixed       Income
                                                      Portfolio II      Portfolio II     Portfolio       Portfolio
-------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                         $  1,551,351    $    688,572      $    118,092      $  302,935
Net realized gain (loss) on investments                 1,662,738         269,937           224,601          (7,376)
Net change in unrealized appreciation/
   depreciation of investments                          5,535,411      (1,425,645)         (111,567)        (84,368)
                                                     --------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                            8,749,500        (467,136)          231,126         211,191
                                                     --------------------------------------------------------------

Dividends and Distributions to Shareholders from:
Net investment income
   Original Class                                        (878,132)       (388,742)         (139,570)       (322,916)
                                                     --------------------------------------------------------------
                                                                         (388,742)         (139,570)       (322,916)

Capital Share Transactions:
Proceeds from shares sold
   Original Class                                      17,293,883      17,320,972           262,990          14,777
Net asset value of shares issued upon
   reinvestment of dividends and distributions
   Original Class                                         841,976         350,241            92,369         124,183
                                                     --------------------------------------------------------------
                                                       18,135,859      17,671,213           355,359         138,960

Cost of shares repurchased
   Original Class                                     (11,790,862)     (2,732,136)       (4,347,749)       (264,912)
                                                     --------------------------------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions                           6,344,997      14,939,077        (3,992,390)       (125,952)
                                                     --------------------------------------------------------------
Net Increase (Decrease) in Net Assets                  14,216,365      14,083,199        (3,900,834)       (237,677)

Net Assets:

Beginning of period                                    24,073,431       9,990,232         6,194,433       6,432,110
                                                     --------------------------------------------------------------
End of period                                        $ 38,289,796    $ 24,073,431      $  2,293,599    $  6,194,433
                                                     ==============================================================

                                 2003 Annual Report o Delaware Pooled Trust   95

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                         Year           Year          Year           6/28/02*
                                                         Ended          Ended         Ended             to
                                                       10/31/03       10/31/02      10/31/03         10/31/02
                                                       ---------------------------------------------------------

                                                          The            The            The             The
                                                       High-Yield     High-Yield      Core Plus      Core Plus
                                                         Bond           Bond        Fixed Income   Fixed Income
                                                       Portfolio      Portfolio       Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                  $ 480,558      $ 442,717       $ 292,740         $ 63,815
Net realized gain (loss) on investments
   and foreign currencies                                391,848       (342,162)        287,698           46,925
Net change in unrealized appreciation/
   depreciation of investments and foreign currencies    509,613       (234,903)         85,250            2,196
                                                      ----------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                           1,382,019       (134,348)        665,688          112,936
                                                      ----------------------------------------------------------
Dividends and Distributions to Shareholders from:
Net investment income
   Original Class                                       (429,855)      (483,772)       (122,060)               -
   Class P                                                     -              -               -                -
Net realized gain on investments
   Original Class                                              -              -         (50,568)               -
   Class P                                                     -              -               -                -
                                                      ----------------------------------------------------------
                                                        (429,855)      (483,772)       (172,628)               -
                                                      ----------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold
   Original Class                                              -      1,625,000         137,347        7,593,257
   Class P                                                     -              -               -                -
Net asset value of shares issued
   upon reinvestment of dividends and distributions
   Original Class                                        429,855        483,772         172,628                -
   Class P                                                     -              -               -                -
                                                         429,855      2,108,772         309,975        7,593,257
                                                      ----------------------------------------------------------
Cost of shares repurchased
   Original Class                                              -     (1,021,831)     (1,137,500)               -
                                                      ----------------------------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions                            429,855      1,086,941        (827,525)       7,593,257
                                                      ----------------------------------------------------------
Net Increase (Decrease) in Net Assets                  1,382,019        468,821        (334,465)       7,706,193

Net Assets:

Beginning of period                                    3,747,023      3,278,202      7,706,193                 -
                                                      ----------------------------------------------------------
End of period                                         $5,129,042     $3,747,023     $7,371,728        $7,706,193
                                                      ==========================================================

*Commencement of operations.

See accompanying notes


96  Delaware Pooled Trust o 2003 Annual Report

                                                         Year          Year          Year             Year
                                                         Ended         Ended         Ended            Ended
                                                       10/31/03      10/31/02       10/31/03         10/31/02
                                                      ---------------------------------------------------------

                                                          The           The            The             The
                                                         Global        Global     International   International
                                                         Equity        Equity        Equity           Equity
                                                       Portfolio     Portfolio      Portfolio       Portfolio
---------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                   $ 77,238     $ 55,257     $14,268,889     $ 8,858,981
Net realized gain (loss) on investments
   and foreign currencies                               (183,658)     (13,703)    (12,416,993)      4,902,663
Net change in unrealized appreciation/
   depreciation of investments and foreign currencies    821,736     (284,435)    127,326,737     (31,805,308)
                                                      -------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                             715,316     (242,881)    129,178,633     (18,043,664)
                                                      -------------------------------------------------------
Dividends and Distributions to Shareholders from:
Net investment income
   Original Class                                        (60,148)     (46,207)     (9,250,781)     (9,729,225)
   Class P                                                     -            -            (185)           (231)
Net realized gain on investments
   Original Class                                              -            -      (2,212,930)              -
   Class P                                                     -            -             (49)              -
                                                      -------------------------------------------------------
                                                         (60,148)     (46,207)    (11,463,945)     (9,729,456)
                                                      -------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold
   Original Class                                              -            -     157,046,487      57,966,297
   Class P                                                     -            -               -          10,000
Net asset value of shares issued
   upon reinvestment of dividends and distributions
   Original Class                                         60,148       46,207      10,648,745       8,634,006
   Class P                                                     -            -             234             231
                                                          60,148       46,207     167,695,466      66,610,534
                                                      -------------------------------------------------------
Cost of shares repurchased
   Original Class                                              -            -     (46,648,633)    (36,719,022)
                                                      -------------------------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions                             60,148       46,207     121,046,833      29,891,512
                                                      -------------------------------------------------------
Net Increase (Decrease) in Net Assets                    715,316     (242,881)    238,761,521       2,118,392

Net Assets:

Beginning of period                                    2,719,167    2,962,048     411,413,741     409,295,349
                                                      -------------------------------------------------------
End of period                                         $3,434,483  $ 2,719,167    $650,175,262  $  411,413,741
                                                      =======================================================

                                 2003 Annual Report o Delaware Pooled Trust   97

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                         Year              Year           Year           Year
                                                         Ended             Ended          Ended          Ended
                                                        10/31/03          10/31/02       10/31/03       10/31/02
                                                     -------------------------------------------------------------

                                                           The             The              The            The
                                                       Labor Select    Labor Select    International  International
                                                       International   International      Large-Cap     Large-Cap
                                                          Equity          Equity           Equity        Equity
                                                         Portfolio       Portfolio        Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                $  3,828,115     $ 1,820,262        $   74,097     $   46,916
Net realized gain (loss) on investments
  and foreign currencies                                2,214,581         256,208          (190,308)        59,214
Net change in unrealized appreciation/
  depreciation of investments and foreign currencies   34,131,458      (5,333,567)          739,743       (297,792)
                                                     -------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                            40,174,154      (3,257,097)          623,532       (191,662)
                                                     -------------------------------------------------------------
Dividends and Distributions to Shareholders from:
Net investment income
  Original Class                                       (2,405,605)     (1,727,067)          (47,764)       (50,313)
Net realized gain on investments
  Original Class                                         (195,450)     (1,079,864)          (58,871)       (25,875)
                                                     -------------------------------------------------------------
                                                       (2,601,055)     (2,806,931)         (106,635)       (76,188)
                                                     -------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold
  Original Class                                       66,990,202      16,140,000                 -              -
Net asset value of shares issued
  upon reinvestment of dividends and distributions
  Original Class                                        2,601,055       2,806,931           106,635         76,188
                                                     -------------------------------------------------------------
                                                       69,591,257      18,946,931           106,635         76,188

Cost of shares repurchased
  Original Class                                       (3,580,000)              -                 -              -
                                                     -------------------------------------------------------------
Increase (decrease) in net assets derived
  from capital share transactions                      66,011,257      18,946,931           106,635         76,188
                                                     -------------------------------------------------------------
Net Increase (Decrease) in Net Assets                 103,584,356      12,882,903           623,532       (191,662)

Net Assets:

Beginning of period                                    88,848,239      75,965,336         2,327,361      2,519,023
                                                     -------------------------------------------------------------
End of period                                        $192,432,595     $88,848,239        $2,950,893     $2,327,361
                                                     =============================================================

See accompanying notes

98   Delaware Pooled Trust o 2003 Annual Report

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                            Year            Year            Year            Year
                                                            Ended           Ended           Ended           Ended
                                                          10/31/03        10/31/02        10/31/03        10/31/02
                                                         ---------------------------------------------------------

                                                             The             The            The            The
                                                        International   International     Emerging       Emerging
                                                          Small-Cap      Small-Cap        Markets        Markets
                                                          Portfolio      Portfolio        Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                     $   56,257      $  61,696     $ 3,939,439   $  4,204,172
Net realized gain (loss) on investments
  and foreign currencies                                    (225,448)      (249,002)      8,035,228     (5,780,497)
Net change in unrealized appreciation/
  depreciation of investments and foreign currencies       1,283,206       (106,406)     70,836,909     10,794,436
                                                         ---------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                1,114,015       (293,712)     82,811,576      9,218,111
                                                         ---------------------------------------------------------
Dividends and Distributions to Shareholders from:
Net investment income
  Original Class                                             (58,294)       (59,478)     (4,305,462)    (3,214,118)
Net realized gain on investments
  Original Class                                                   -        (57,891)              -              -
                                                         ---------------------------------------------------------
                                                             (58,294)      (117,369)     (4,305,462)    (3,214,118)
                                                         ---------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold
  Original Class                                                   -              -     101,282,766      1,201,700
Net asset value of shares issued
  upon reinvestment of dividends and distributions
  Original Class                                              58,294        117,369       4,294,915      3,214,118
                                                         ---------------------------------------------------------
                                                              58,294        117,369     105,577,681      4,415,818

Cost of shares repurchased
  Original Class                                                   -              -     (42,489,129)    (9,334,417)
                                                         ---------------------------------------------------------
Increase (decrease) in net assets derived
  from capital share transactions                             58,294        117,369      63,088,552     (4,918,599)
                                                         ---------------------------------------------------------
Net Increase (Decrease) in Net Assets                      1,114,015       (293,712)    141,594,666      1,085,394

Net Assets:

Beginning of period                                        2,498,803      2,792,515     114,573,428    113,488,034
                                                         ---------------------------------------------------------
End of period                                            $ 3,612,818     $2,498,803   $ 256,168,094  $ 114,573,428
                                                         =========================================================

                                 2003 Annual Report o Delaware Pooled Trust   99

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                             Year           Year           Year            Year
                                                             Ended          Ended          Ended           Ended
                                                            10/31/03       10/31/02       10/31/03        10/31/02
                                                         -----------------------------------------------------------
                                                              The            The            The             The
                                                             Global         Global     International   International
                                                             Fixed          Fixed          Fixed           Fixed
                                                             Income         Income         Income          Income
                                                            Portfolio      Portfolio      Portfolio       Portfolio
--------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                    $  8,506,179   $ 12,094,532    $ 1,276,282      $ 1,299,529
Net realized gain on investments
   and foreign currencies                                  46,926,688      3,586,725      6,357,790          328,400
Net change in unrealized appreciation/
   depreciation of investments and foreign currencies      (1,896,021)    24,178,818        888,906        3,778,698
                                                         -----------------------------------------------------------
Net increase in net assets
   resulting from operations                               53,536,846     39,860,075      8,522,978        5,406,627
                                                         -----------------------------------------------------------

Dividends and Distributions to Shareholders from:
Net investment income
   Original Class                                         (11,470,835)             -     (1,961,475)               -
                                                         -----------------------------------------------------------
                                                          (11,470,835)             -     (1,961,475)               -
                                                         -----------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold
   Original Class                                          30,206,079      3,751,676     17,463,137          200,000
Net asset value of shares issued
   upon reinvestment of dividends and distributions
   Original Class                                           8,998,289              -      1,260,434                -
                                                         -----------------------------------------------------------
                                                           39,204,368      3,751,676     18,723,571          200,000

Cost of shares repurchased
   Original Class                                        (152,853,759)   (48,503,936)   (18,935,227)        (661,581)
                                                         -----------------------------------------------------------
Decrease in net assets derived
   from capital share transactions                       (113,649,391)   (44,752,260)      (211,656)        (461,581)
                                                         -----------------------------------------------------------

Net Increase (Decrease) in Net Assets                     (71,583,380)    (4,892,185)     6,349,847        4,945,046

Net Assets:

Beginning of period                                       279,937,642    284,829,827     41,934,391       36,989,345
                                                         -----------------------------------------------------------
End of period                                            $208,354,262   $279,937,642    $48,284,238      $41,934,391
                                                         ===========================================================

See accompanying notes

100   Delaware Pooled Trust o 2003 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Large-Cap Value Equity Portfolio
                                                                Year        Year        Year         Year        Year
                                                               Ended       Ended       Ended        Ended       Ended
                                                             10/31/03     10/31/02    10/31/01     10/31/00    10/31/99
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $12.600     $13.950      $15.370     $16.260      $17.780

Income (loss) from investment operations:
Net investment income (1)                                       0.268       0.239        0.247       0.267        0.311
Net realized and unrealized gain (loss) on investments          2.294      (1.334)      (1.364)      0.592        0.629
                                                              ---------------------------------------------------------
Total from investment operations                                2.562      (1.095)      (1.117)      0.859        0.940
                                                              ---------------------------------------------------------
Less dividends and distributions from:
Net investment income                                          (0.242)     (0.255)      (0.303)     (0.310)      (0.320)
Net realized gain on investments                                    -           -            -      (1.439)      (2.140)
                                                              ---------------------------------------------------------
Total dividends and distributions                              (0.242)     (0.255)      (0.303)     (1.749)      (2.460)
                                                              ---------------------------------------------------------
Net asset value, end of period                                $14.920     $12.600      $13.950     $15.370      $16.260
                                                              =========================================================
Total return (2)                                               20.60%      (8.05%)      (7.35%)      6.42%        5.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $38,566     $49,224      $60,788     $82,882     $141,410
Ratio of expenses to average net assets                         0.63%       0.62%        0.67%       0.68%        0.64%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      0.85%       0.69%        0.84%       0.75%        0.64%
Ratio of net investment income to average net assets            2.01%       1.66%        1.61%       1.89%        1.84%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           1.79%       1.59%        1.44%       1.82%        1.84%
Portfolio turnover                                                68%         95%         113%         56%          96%

-----------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2003, 2002, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                2003 Annual Report o Delaware Pooled Trust   101

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Small-Cap Value Equity Portfolio
                                                                Year      Year        Year         Year       3/29/99 (1)
                                                              Ended       Ended       Ended        Ended          to
                                                             10/31/03   10/31/02    10/31/01     10/31/00      10/31/99
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.730     $10.050       $9.230      $8.650       $8.500

Income from investment operations:

Net investment income (2)                                       0.039       0.057        0.089       0.106        0.063
Net realized and unrealized gain on investments                 3.417       0.225        0.830       0.779        0.087
                                                              ---------------------------------------------------------
Total from investment operations                                3.456       0.282        0.919       0.885        0.150
                                                              ---------------------------------------------------------
Less dividends and distributions from:

Net investment income                                          (0.053)     (0.087)      (0.099)     (0.085)           -
Net realized gain on investments                               (0.523)     (0.515)           -      (0.220)           -
                                                              ---------------------------------------------------------
Total dividends and distributions                              (0.576)     (0.602)      (0.099)     (0.305)           -
                                                              ---------------------------------------------------------
Net asset value, end of period                                $12.610      $9.730      $10.050      $9.230       $8.650
                                                              =========================================================
Total return (3)                                               37.52%       2.55%       10.05%      10.72%        1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,497      $2,542       $2,479      $2,254       $2,035
Ratio of expenses to average net assets (4)                     0.89%       0.89%        0.89%       0.89%        0.89%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      1.00%       1.01%        0.95%       1.24%        1.24%
Ratio of net investment income to average net assets            0.37%       0.53%        0.88%       1.23%        1.16%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           0.26%       0.41%        0.82%       0.88%        0.80%
Portfolio turnover                                                42%         47%          72%         90%          37%
--------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2003, 2002, 2001 and 2000.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%. See accompanying notes

102   Delaware Pooled Trust o 2003 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The All-Cap Growth Equity Portfolio

                                                               Year        Year         Year      3/31/00(1)
                                                               Ended       Ended        Ended         to
                                                              10/31/03    10/31/02     10/31/01    10/31/00
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $3.640      $4.680       $8.770      $8.500

Income (loss) from investment operations:
Net investment loss (2)                                        (0.010)     (0.016)      (0.013)     (0.005)
Net realized and unrealized gain (loss) on investments          1.240      (1.024)      (4.077)      0.275
                                                               -------------------------------------------
Total from investment operations                                1.230      (1.040)      (4.090)      0.270
                                                               -------------------------------------------

Net asset value, end of period                                 $4.870      $3.640       $4.680      $8.770
                                                               ===========================================

Total return (3)                                               33.79%     (22.22%)     (46.64%)      3.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $6,611      $8,310       $9,222     $13,139
Ratio of expenses to average net assets (4)                     0.89%       0.89%        0.89%       0.89%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      1.02%       1.00%        0.93%       1.10%
Ratio of net investment loss to average net assets             (0.25%)     (0.36%)      (0.22%)     (0.09%)
Ratio of net investment loss to average net assets prior
   to expense limitation and expenses paid indirectly          (0.38%)     (0.47%)      (0.26%)     (0.30%)
Portfolio turnover                                                90%        130%         147%        138%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.

See accompanying notes

                                  2003 Annual Report o Delaware Pooled Trust 103

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Large-Cap Growth Equity Portfolio

                                                               Year        Year         Year
                                                               Ended       Ended        Ended
                                                              10/31/03    10/31/02    10/31/01(1)
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $3.930      $5.080       $8.500

Income (loss) from investment operations:
Net investment income (2)                                       0.009       0.004        0.034
Net realized and unrealized gain (loss) on investments          0.716      (1.132)      (3.438)
                                                               -------------------------------
Total from investment operations                                0.725      (1.128)      (3.404)
                                                               -------------------------------

Less dividends and distributions from:
Net investment income                                          (0.005)     (0.022)      (0.016)
                                                               -------------------------------
Total dividends and distributions                              (0.005)     (0.022)      (0.016)
                                                               -------------------------------

Net asset value, end of period                                 $4.650      $3.930       $5.080
                                                               ===============================

Total return (3)                                               18.47%     (22.33%)     (40.11%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $1,102        $931       $1,199
Ratio of expenses to average net assets (4)                     0.80%       0.80%        0.80%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      1.59%       2.16%        2.59%
Ratio of net investment income to average net assets            0.21%       0.08%        0.53%
Ratio of net investment loss to average net assets prior
   to expense limitation and expenses paid indirectly          (0.58%)     (1.28%)      (1.26%)
Portfolio turnover                                                94%        142%          68%

--------------------------------------------------------------------------------
(1) The Large-Cap Growth Equity Portfolio commenced operations on October 31, 2000.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.82%.

See accompanying notes

104 Delaware Pooled Trust o 2003 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Mid-Cap Growth Equity Portfolio

                                                               Year        Year        Year         Year        Year
                                                               Ended       Ended       Ended        Ended       Ended
                                                              10/31/03    10/31/02    10/31/01     10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $2.450      $2.760      $12.390      $8.740       $7.460

Income (loss) from investment operations:
Net investment loss (1)                                        (0.012)     (0.008)      (0.005)     (0.061)      (0.026)
Net realized and unrealized gain (loss) on investments          0.792      (0.302)      (3.196)      4.523        3.076
                                                               --------------------------------------------------------
Total from investment operations                                0.780      (0.310)      (3.201)      4.462        3.050
                                                               --------------------------------------------------------

Less dividends and distributions from:
Net investment income                                               -           -            -           -       (0.010)
Net realized gain on investments                                    -           -       (6.260)     (0.812)      (1.760)
In excess of net realized gain on investments                       -           -       (0.169)          -            -
                                                               --------------------------------------------------------
Total dividends and distributions                                   -           -       (6.429)     (0.812)      (1.770)
                                                               --------------------------------------------------------

Net asset value, end of period                                 $3.230      $2.450       $2.760     $12.390       $8.740
                                                               ========================================================

Total return (2)                                               31.84%     (11.23%)     (41.66%)     53.86%       48.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $13,938      $2,329       $2,655      $6,506       $6,949
Ratio of expenses to average net assets                         0.93%       0.93%        0.94%       0.92%        0.93%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      1.03%       1.41%        1.28%       1.04%        1.04%
Ratio of net investment loss to average net assets             (0.41%)     (0.29%)      (0.12%)     (0.52%)      (0.34%)
Ratio of net investment loss to average net assets prior
   to expense limitation and expenses paid indirectly          (0.51%)     (0.77%)      (0.46%)     (0.64%)      (0.46%)
Portfolio turnover                                               111%        112%         133%        137%         129%

--------------------------------------------------------------------------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                  2003 Annual Report o Delaware Pooled Trust 105

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Small-Cap Growth Equity Portfolio

                                                               Year        Year        Year         Year        Year
                                                               Ended       Ended       Ended        Ended       Ended
                                                              10/31/03    10/31/02    10/31/01     10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.130     $11.240      $18.950     $14.190       $9.400

Income (loss) from investment operations:
Net investment income (loss) (1)                               (0.042)     (0.047)      (0.034)     (0.028)       0.004
Net realized and unrealized gain (loss) on investments          3.302      (1.063)      (7.676)      6.358        4.811
                                                              ---------------------------------------------------------
Total from investment operations                                3.260      (1.110)      (7.710)      6.330        4.815
                                                              ---------------------------------------------------------

Less dividends and distributions from:
Net investment income                                               -           -            -           -       (0.025)
Net realized gain on investments                                    -           -            -      (1.570)           -
                                                              ---------------------------------------------------------
Total dividends and distributions                                   -           -            -      (1.570)      (0.025)
                                                              ---------------------------------------------------------

Net asset value, end of period                                $13.390     $10.130      $11.240     $18.950      $14.190
                                                              =========================================================

Total return (2)                                               32.18%      (9.88%)     (40.69%)     47.57%       51.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $94,168     $43,104      $35,572     $37,645       $6,181
Ratio of expenses to average net assets                         0.87%       0.88%        0.89%       0.85%        0.89%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      0.88%       0.90%        0.92%       0.87%        1.19%
Ratio of net investment income (loss) to average net assets    (0.37%)     (0.41%)      (0.26%)     (0.15%)       0.03%
Ratio of net investment loss to average net assets prior
   to expense limitation and expenses paid indirectly          (0.38%)     (0.43%)      (0.29%)     (0.17%)      (0.28%)
Portfolio turnover                                                47%         46%          67%         70%          92%

--------------------------------------------------------------------------------
(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2003, 2002, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

106 Delaware Pooled Trust o 2003 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Real Estate Investment Trust Portfolio II

                                                               Year        Year        Year         Year        Year
                                                               Ended       Ended       Ended        Ended       Ended
                                                              10/31/03    10/31/02    10/31/01     10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $17.320     $16.800      $15.680     $13.190      $14.230

Income (loss) from investment operations:
Net investment income (1)                                       0.914       0.765        0.845       0.592        0.687
Net realized and unrealized gain (loss) on investments          4.288       0.428        0.866       2.606       (0.957)
                                                              ---------------------------------------------------------
Total from investment operations                                5.202       1.193        1.711       3.198       (0.270)
                                                              ---------------------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.632)     (0.673)      (0.591)     (0.708)      (0.770)
                                                              ---------------------------------------------------------
Total dividends and distributions                              (0.632)     (0.673)      (0.591)     (0.708)      (0.770)
                                                              ---------------------------------------------------------

Net asset value, end of period                                $21.890     $17.320      $16.800     $15.680      $13.190
                                                              =========================================================

Total return (2)                                               31.00%       7.16%       11.07%      25.78%       (2.08%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $38,290     $24,073       $9,990      $2,161       $4,452
Ratio of expenses to average net assets                         0.85%       0.86%        0.85%       0.86%        0.86%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      0.89%       0.93%        0.90%       1.45%        1.48%
Ratio of net investment income to average net assets            4.80%       4.15%        5.00%       4.27%        4.52%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           4.76%       4.08%        4.95%       3.68%        3.90%
Portfolio turnover                                                69%         61%          65%         32%          39%

--------------------------------------------------------------------------------
(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2003, 2002, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                  2003 Annual Report o Delaware Pooled Trust 107

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Intermediate Fixed Income Portfolio

                                                               Year        Year        Year         Year        Year
                                                               Ended       Ended       Ended        Ended       Ended
                                                              10/31/03  10/31/02(1)   10/31/01     10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.040     $10.210       $9.570      $9.540      $10.180

Income (loss) from investment operations:
Net investment income                                           0.380       0.484        0.606       0.613        0.604
Net realized and unrealized gain (loss) on investments          0.296      (0.138)       0.640       0.030       (0.480)
                                                              ---------------------------------------------------------
Total from investment operations                                0.676       0.346        1.246       0.643        0.124
                                                              ---------------------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.446)     (0.516)      (0.606)     (0.613)      (0.604)
Net realized gain on investments                                    -           -            -           -       (0.160)
                                                              ---------------------------------------------------------
Total dividends and distributions                              (0.446)     (0.516)      (0.606)     (0.613)      (0.764)
                                                              ---------------------------------------------------------

Net asset value, end of period                                $10.270     $10.040      $10.210      $9.570       $9.540
                                                              =========================================================

Total return (2)                                                6.83%       3.54%       13.36%       7.01%        1.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,294      $6,194       $6,432      $7,995      $17,170
Ratio of expenses to average net assets                         0.43%       0.53%        0.50%       0.53%        0.54%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      0.98%       0.68%        0.55%       0.59%        0.77%
Ratio of net investment income to average net assets            3.71%       4.84%        6.06%       6.46%        6.10%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           3.16%       4.69%        6.01%       6.40%        5.86%
Portfolio turnover                                               436%        381%         243%        125%         148%

--------------------------------------------------------------------------------
(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.032, an increase in net realized and unrealized gain (loss) per share of $0.032, and a decrease in the ratio of net investment income to average net assets of 0.32%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

108  Delaware Pooled Trust o 2003 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The High-Yield Bond Portfolio

                                                               Year        Year        Year         Year        Year
                                                               Ended       Ended       Ended        Ended       Ended
                                                              10/31/03  10/31/02(1)   10/31/01     10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $5.840      $6.680       $8.120      $8.830      $10.070

Income (loss) from investment operations:
Net investment income (2)                                       0.712       0.652        0.749       0.868        1.080
Net realized and unrealized gain (loss) on investments          1.348      (0.772)      (1.097)     (0.488)      (1.140)
                                                               --------------------------------------------------------
Total from investment operations                                2.060      (0.120)      (0.348)      0.380       (0.060)
                                                               --------------------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.640)     (0.720)      (1.092)     (1.090)      (1.000)
Net realized gain on investments                                    -           -            -           -       (0.180)
                                                               --------------------------------------------------------
Total dividends and distributions                              (0.640)     (0.720)      (1.092)     (1.090)      (1.180)
                                                               --------------------------------------------------------

Net asset value, end of period                                 $7.260      $5.840       $6.680      $8.120       $8.830
                                                               ========================================================
Total return (3)                                               36.87%      (2.23%)      (4.71%)      4.02%       (1.05%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $5,129      $3,747       $3,278      $1,888       $9,720
Ratio of expenses to average net assets (4)                     0.59%       0.59%        0.59%       0.59%        0.59%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      0.96%       0.88%        0.79%       1.08%        0.78%
Ratio of net investment income to average net assets           10.64%      10.15%       10.37%       9.97%        9.25%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly          10.27%       9.86%       10.17%       9.48%        9.06%
Portfolio turnover                                               597%        553%         830%        140%         455%

--------------------------------------------------------------------------------
(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a increase in net investment income per share of $0.005, a decrease in net realized and unrealized gain (loss) per share of $0.005, and an increase in the ratio of net investment income to average net assets of 0.08%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2003, 2002, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.61%.

See accompanying notes

                                  2003 Annual Report o Delaware Pooled Trust 109

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Core Plus Fixed Income Portfolio

                                                               Year      6/28/02(1)
                                                               Ended         to
                                                              10/31/03    10/31/02
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $8.800      $8.500

Income from investment operations:
Net investment income (2)                                       0.351       0.109
Net realized and unrealized gain on investments                 0.427       0.191
                                                               ------------------
Total from investment operations                                0.778       0.300
                                                               ------------------

Less dividends and distributions from:
Net investment income                                          (0.140)          -
Net realized gain on investments                               (0.058)          -
                                                               ------------------
Total dividends and distributions                              (0.198)          -
                                                               ------------------

Net asset value, end of period                                 $9.380      $8.800
                                                               ==================

Total return (3)                                                9.01%       3.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $7,372      $7,706
Ratio of expenses to average net assets                         0.50%       0.57%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      0.89%       2.20%
Ratio of net investment income to average net assets            3.86%       3.62%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           3.47%       1.99%
Portfolio turnover                                               569%        847%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

110 Delaware Pooled Trust o 2003 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Equity Portfolio

                                                               Year        Year        Year         Year        Year
                                                               Ended       Ended       Ended        Ended       Ended
                                                              10/31/03    10/31/02    10/31/01     10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $6.780      $7.500       $8.560      $9.020       $8.720

Income (loss) from investment operations:
Net investment income (1)                                       0.189       0.138        0.174       0.147        0.167
Net realized and unrealized gain (loss)
   on investments and foreign currencies                        1.551      (0.741)      (0.992)     (0.199)       0.433
                                                               --------------------------------------------------------
Total from investment operations                                1.740      (0.603)      (0.818)     (0.052)       0.600
                                                               --------------------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.150)     (0.117)      (0.188)     (0.194)      (0.190)
Net realized gain on investments                                    -           -       (0.054)     (0.214)      (0.110)
                                                               --------------------------------------------------------
Total dividends and distributions                              (0.150)     (0.117)      (0.242)     (0.408)      (0.300)
                                                               --------------------------------------------------------

Net asset value, end of period                                 $8.370      $6.780       $7.500      $8.560       $9.020
                                                               ========================================================

Total return (2)                                               26.26%      (8.21%)      (9.87%)     (0.81%)       7.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,434      $2,719       $2,962      $3,287       $3,309
Ratio of expenses to average net assets                         0.96%       0.96%        0.96%       0.96%        0.96%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      1.21%       1.08%        1.09%       1.30%        1.89%
Ratio of net investment income to average net assets            2.60%       1.82%        2.08%       1.69%        1.82%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           2.35%       1.70%        1.95%       1.35%        0.89%
Portfolio turnover                                                30%         26%          24%         34%          31%

--------------------------------------------------------------------------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect. The Portfolio also charges a 0.40% purchase reimbursement fee and a 0.30% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes

                                  2003 Annual Report o Delaware Pooled Trust 111

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Equity Portfolio Original Class

                                                               Year        Year        Year         Year        Year
                                                               Ended       Ended       Ended        Ended       Ended
                                                              10/31/03    10/31/02    10/31/01     10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.800     $12.580      $17.640     $17.410      $15.870

Income (loss) from investment operations:
Net investment income (1)                                       0.370       0.261        0.335       0.379        0.329
Net realized and unrealized gain (loss)
   on investments and foreign currencies                        2.896      (0.743)      (1.498)      0.216        1.596
                                                              ---------------------------------------------------------
Total from investment operations                                3.266      (0.482)      (1.163)      0.595        1.925
                                                              ---------------------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.255)     (0.298)      (0.539)     (0.235)      (0.385)
Net realized gain on investments                               (0.061)          -       (3.302)     (0.130)           -
In excess of net realized gain on investments                       -           -       (0.056)          -            -
                                                              ---------------------------------------------------------
Total dividends and distributions                              (0.316)     (0.298)      (3.897)     (0.365)      (0.385)
                                                              ---------------------------------------------------------

Net asset value, end of period                                $14.750     $11.800      $12.580     $17.640      $17.410
                                                              =========================================================

Total return (2)                                               28.50%      (4.02%)      (9.31%)      3.35%       12.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $650,163    $411,404     $409,295    $545,667     $820,644
Ratio of expenses to average net assets                         0.90%       0.91%        0.95%       0.90%        0.89%
Ratio of net investment income to average net assets            2.93%       2.01%        2.32%       2.11%        1.91%
Portfolio turnover                                                 6%         10%          13%         19%           6%

--------------------------------------------------------------------------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

112 Delaware Pooled Trust o 2003 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Equity Portfolio Class P

                                                              Year        Year
                                                              Ended       ended
                                                             10/31/03    10/31/02(1)
------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.780     $12.710

Income (loss) from investment operations:
Net investment income (2)                                       0.345       0.235
Net realized and unrealized gain (loss)
   on investments and foreign currencies                        2.896      (0.872)
                                                              -------------------
Total from investment operations                                3.241      (0.637)
                                                              -------------------

Less dividends and distributions from:
Net investment income                                          (0.230)     (0.293)
Net realized gain on investments                               (0.061)          -
                                                              -------------------
Total dividends and distributions                              (0.291)     (0.293)
                                                              -------------------

Net asset value, end of period                                $14.730     $11.780
                                                              ===================

Total return (3)                                               28.26%      (5.19%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $12          $9
Ratio of expenses to average net assets                         1.10%       1.11%
Ratio of net investment income to average net assets            2.73%       1.81%
Portfolio turnover                                                 6%         10%

--------------------------------------------------------------------------------
(1) The International Equity Portfolio Class P commenced operations on November 1, 2001.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

                                  2003 Annual Report o Delaware Pooled Trust 113

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Labor Select International Equity Portfolio

                                                               Year        Year        Year         Year        Year
                                                               Ended       Ended       Ended        Ended       Ended
                                                              10/31/03    10/31/02    10/31/01     10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.370     $10.980      $13.920     $14.330      $13.320

Income (loss) from investment operations:
Net investment income (1)                                       0.321       0.233        0.284       0.277        0.305
Net realized and unrealized gain (loss)
   on investments and foreign currencies                        2.594      (0.463)      (1.311)      0.175        1.057
                                                              ---------------------------------------------------------
Total from investment operations                                2.915      (0.230)      (1.027)      0.452        1.362
                                                              ---------------------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.233)     (0.230)      (0.322)     (0.392)      (0.312)
Net realized gain on investments                               (0.022)     (0.150)      (1.591)     (0.470)      (0.040)
                                                              ---------------------------------------------------------
Total dividends and distributions                              (0.255)     (0.380)      (1.913)     (0.862)      (0.352)
                                                              ---------------------------------------------------------

Net asset value, end of period                                $13.030     $10.370      $10.980     $13.920      $14.330
                                                              =========================================================

Total return (2)                                               28.71%      (2.31%)      (8.97%)      3.07%       10.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $192,433     $88,848      $75,965     $89,814     $113,265
Ratio of expenses to average net assets                         0.91%       0.87%        0.95%       0.95%        0.83%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      0.91%       0.87%        0.98%       0.96%        0.83%
Ratio of net investment income to average net assets            2.83%       2.05%        2.27%       1.96%        2.13%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           2.83%       2.05%        2.24%       1.95%        2.13%
Portfolio turnover                                                10%         12%          15%         20%          12%

--------------------------------------------------------------------------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

114 Delaware Pooled Trust o 2003 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Large-Cap Equity Portfolio

                                                               Year        Year        Year       12/14/99(1)
                                                               Ended       Ended       Ended          to
                                                              10/31/03    10/31/02    10/31/01     10/31/00
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $6.290      $7.010       $8.170      $8.500

Income (loss) from investment operations:
Net investment income (2)                                       0.192       0.127        0.148       0.119
Net realized and unrealized gain (loss)
   on investments and foreign currencies                        1.406      (0.635)      (1.167)     (0.439)
                                                               -------------------------------------------
Total from investment operations                                1.598      (0.508)      (1.019)     (0.320)
                                                               -------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.129)     (0.140)      (0.061)     (0.010)
Net realized gain on investments                               (0.159)     (0.072)      (0.080)          -
                                                               -------------------------------------------
Total dividends and distributions                              (0.288)     (0.212)      (0.141)     (0.010)
                                                               -------------------------------------------

Net asset value, end of period                                 $7.600      $6.290       $7.010      $8.170
                                                               ===========================================

Total return (3)                                               26.79%      (7.55%)     (12.73%)     (3.78%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,951      $2,327       $2,519      $2,886
Ratio of expenses to average net assets                         0.96%       0.96%        0.96%       0.96%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      1.04%       1.04%        0.96%       1.38%
Ratio of net investment income to average net assets            2.94%       1.80%        1.87%       1.62%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           2.86%       1.72%        1.87%       1.20%
Portfolio turnover                                                10%         10%          10%          6%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect. The Portfolio also charges a 0.45% purchase reimbursement fee and a 0.35% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes

                                  2003 Annual Report o Delaware Pooled Trust 115

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Small-Cap Portfolio

                                                               Year        Year        Year         Year      7/20/99(1)
                                                               Ended       Ended       Ended        Ended         to
                                                              10/31/03    10/31/02    10/31/01     10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $6.040      $7.040       $8.260      $8.650       $8.500

Income (loss) from investment operations:
Net investment income (2)                                       0.133       0.150        0.164       0.214        0.039
Net realized and unrealized gain (loss)
   on investments and foreign currencies                        2.498      (0.854)      (0.565)     (0.478)       0.111
                                                               --------------------------------------------------------
Total from investment operations                                2.631      (0.704)      (0.401)     (0.264)       0.150
                                                               --------------------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.141)     (0.150)      (0.215)     (0.030)           -
Net realized gain on investments                                    -      (0.146)      (0.604)     (0.096)           -
                                                               --------------------------------------------------------
Total dividends and distributions                              (0.141)     (0.296)      (0.819)     (0.126)           -
                                                               --------------------------------------------------------

Net asset value, end of period                                 $8.530      $6.040       $7.040      $8.260       $8.650
                                                               ========================================================

Total return (3)                                               44.62%     (10.55%)      (5.77%)     (2.96%)       1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,613      $2,499       $2,793      $2,961       $3,053
Ratio of expenses to average net assets                         1.20%       1.19%        1.20%       1.20%        1.25%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      1.32%       1.25%        1.27%       1.36%        1.28%
Ratio of net investment income to average net assets            1.98%       2.15%        2.11%       2.58%        1.55%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           1.86%       2.09%        2.04%       2.42%        1.45%
Portfolio turnover                                                56%         31%          17%         23%          15%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect. The Portfolio also charges a 0.55% purchase reimbursement fee and a 0.45% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes

116 Delaware Pooled Trust o 2003 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Emerging Markets Portfolio

                                                               Year        Year        Year         Year        Year
                                                               Ended       Ended       Ended        Ended       Ended
                                                              10/31/03    10/31/02    10/31/01     10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $6.790      $6.460       $7.010      $7.280       $5.840

Income (loss) from investment operations:
Net investment income (1)                                       0.197       0.237        0.237       0.160        0.138
Net realized and unrealized gain (loss)
   on investments and foreign currencies                        3.908       0.276       (0.673)     (0.326)       1.432
                                                               --------------------------------------------------------
Total from investment operations                                4.105       0.513       (0.436)     (0.166)       1.570
                                                               --------------------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.225)     (0.183)      (0.114)     (0.104)      (0.130)
                                                               --------------------------------------------------------
Total dividends and distributions                              (0.225)     (0.183)      (0.114)     (0.104)      (0.130)
                                                               --------------------------------------------------------

Net asset value, end of period                                $10.670      $6.790       $6.460      $7.010       $7.280
                                                              =========================================================

Total return (2)                                               62.19%       7.98%       (6.42%)     (2.40%)      27.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $256,168    $114,573     $113,488    $114,978      $42,794
Ratio of expenses to average net assets                         1.23%       1.23%        1.23%       1.17%        1.31%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      1.23%       1.23%        1.23%       1.17%        1.35%
Ratio of net investment income to average net assets            2.42%       3.24%        3.35%       1.93%        2.13%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           2.42%       3.24%        3.35%       1.93%        2.08%
Portfolio turnover                                                69%         36%          35%         20%          23%

--------------------------------------------------------------------------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect. The Portfolio also charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes

                                  2003 Annual Report o Delaware Pooled Trust 117

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Fixed Income Portfolio

                                                               Year        Year        Year         Year        Year
                                                               Ended       Ended       Ended        Ended       Ended
                                                              10/31/03  10/31/02(1)   10/31/01     10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.760     $10.210       $8.950     $10.260      $11.060

Income (loss) from investment operations:
Net investment income (2)                                       0.432       0.461        0.483       0.548        0.606
Net realized and unrealized gain (loss)
   on investments and foreign currencies                        1.921       1.089        0.777      (1.498)      (0.851)
                                                              ---------------------------------------------------------
Total from investment operations                                2.353       1.550        1.260      (0.950)      (0.245)
                                                              ---------------------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.493)          -            -      (0.114)      (0.433)
In excess of net investment income                                  -           -            -      (0.096)           -
Net realized gain on investments                                    -           -            -           -       (0.122)
Return of capital                                                   -           -            -      (0.150)           -
                                                              ---------------------------------------------------------
Total dividends and distributions                              (0.493)          -            -      (0.360)      (0.555)
                                                              ---------------------------------------------------------

Net asset value, end of period                                $13.620     $11.760      $10.210      $8.950      $10.260
                                                              =========================================================

Total return (3)                                               20.68%      15.18%       14.08%      (9.51%)      (2.33%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $208,354    $279,938     $284,830    $389,290     $619,795
Ratio of expenses to average net assets                         0.60%       0.60%        0.60%       0.60%        0.60%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      0.65%       0.66%        0.70%       0.71%        0.62%
Ratio of net investment income to average net assets            3.38%       4.33%        4.98%       5.71%        5.68%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           3.33%       4.27%        4.88%       5.60%        5.66%
Portfolio turnover                                                95%         58%          32%         53%         101%

--------------------------------------------------------------------------------
(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.041, an increase in net realized and unrealized gain (loss) per share of $0.041, and a decrease in the ratio of net investment income to average net assets of 0.38%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

118 Delaware Pooled Trust o 2003 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Fixed Income Portfolio

                                                               Year        Year        Year         Year        Year
                                                               Ended       Ended       Ended        Ended       Ended
                                                              10/31/03   10/31/02(1)  10/31/01     10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.500      $9.150       $8.110      $9.910      $10.750

Income (loss) from investment operations:
Net investment income (2)                                       0.360       0.323        0.427       0.469        0.564
Net realized and unrealized gain (loss)
   on investments and foreign currencies                        1.881       1.027        0.613      (1.752)      (0.877)
                                                              ---------------------------------------------------------
Total from investment operations                                2.241       1.350        1.040      (1.283)      (0.313)
                                                              ---------------------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.491)          -            -      (0.400)      (0.450)
In excess of net investment income                                  -           -            -      (0.067)           -
Net realized gain on investments                                    -           -            -           -       (0.077)
Return of capital                                                   -           -            -      (0.050)           -
                                                              ---------------------------------------------------------
Total dividends and distributions                              (0.491)          -            -      (0.517)      (0.527)
                                                              ---------------------------------------------------------

Net asset value, end of period                                $12.250     $10.500       $9.150      $8.110       $9.910
                                                              =========================================================
Total return (3)                                               22.14%      14.75%       12.82%     (13.54%)      (2.96%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $48,284     $41,934      $36,989     $50,389      $89,351
Ratio of expenses to average net assets                         0.60%       0.60%        0.60%       0.60%        0.60%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      0.68%       0.67%        0.69%       0.69%        0.64%
Ratio of net investment income to average net assets            3.13%       3.39%        4.87%       5.26%        5.48%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           3.05%       3.32%        4.78%       5.17%        5.44%
Portfolio turnover                                               112%         46%          60%         82%         127%

--------------------------------------------------------------------------------
(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was a decrease in net investment income per share of $0.130, an increase in net realized and unrealized gain (loss) per share of $0.130, and a decrease in the ratio of net investment income to average net assets of 1.36%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                  2003 Annual Report o Delaware Pooled Trust 119

Delaware Pooled Trust
Notes to Financial Statements
October 31, 2003

Delaware Pooled Trust (the "Trust") is organized as a Delaware business trust and offers 19 separate Portfolios. These financial statements and the related notes pertain to The Large-Cap Value Equity Portfolio, The Small-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The International Large-Cap Equity Portfolio, The International Small-Cap Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio (each a "Portfolio" or collectively as the "Portfolios"). The Real Estate Investment Trust Portfolio is included in a separate report. The Trust is an open-end investment company. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended, except for The Real Estate Investment Trust, The Real Estate Investment Trust II, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios which are non-diversified. Each Portfolio offers one class of shares except for The International Equity Portfolio which offers Original Class and Class P shares (previously Class R shares). The Original Class shares do not carry a 12b-1 fee and the Class P shares carry a 12b-1 fee.

The investment objective of The Large-Cap Value Equity Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Small-Cap Value Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The All-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Large-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Mid-Cap Growth Equity Portfolio is to seek maximum long-term capital growth.

The investment objective of The Small-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Real Estate Investment Trust Portfolio II is to seek maximum long-term total return, with capital appreciation as a secondary objective.

The investment objective of The Intermediate Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The High-Yield Bond Portfolio is to seek high total return.

The investment objective of The Core Plus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Global Equity Portfolio is to seek long-term growth without undue risk to principal.

The investment objective of The International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Labor Select International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The International Large-Cap Equity Portfolio is to seek maximum long-term total return.

The investment objective of The International Small-Cap Portfolio is to seek long-term capital appreciation.

The investment objective of The Emerging Markets Portfolio is to seek long-term capital appreciation.

The investment objective of The Global Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

The investment objective of The International Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

120   Delaware Pooled Trust o 2003 Annual Report

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Portfolios.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before each Portfolio is valued. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--Each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the International Equity Portfolio on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--Each Portfolio may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Portfolio's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolios isolate that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and

                                  2003 Annual Report o Delaware Pooled Trust 121
premiums are amortized to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolio is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Portfolio's understanding of the applicable country's tax rules and rates.

The Intermediate Fixed Income Portfolio declares dividends daily from net investment income and pays such dividends monthly. The High-Yield Bond Portfolio declares and pays dividends from net investment income monthly. The Large-Cap Value Equity and The Labor Select International Equity Portfolios declare and pay dividends from net investment income quarterly. The Small-Cap Value Equity, The All-Cap Growth Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Core Plus Fixed Income, The Global Equity, The International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios declare and pay dividends from net investment income, if any, annually. All Portfolios declare and pay distributions from net realized gain on investments, if any, annually.

Certain expenses of the Portfolios are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Portfolios may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the year ended October 31, 2003 were as follows:

                                                        Commission    Earnings
                                                      Reimbursements   Credits
--------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                     $    960         $26
The Small-Cap Value Equity Portfolio                           69           9
The All-Cap Growth Equity Portfolio                           182           -
The Large-Cap Growth Equity Portfolio                          24           -
The Mid-Cap Growth Equity Portfolio                           158          10
The Small-Cap Growth Equity Portfolio                       1,442           -
The Real Estate Investment Trust Portfolio II                 775          85
The Intermediate Fixed Income Portfolio                        76           -
The High-Yield Bond Portfolio                                 108           -
The Core Plus Fixed Income Portfolio                          182         309
The Global Equity Portfolio                                    71           -
The International Equity Portfolio                         11,682          55
The Labor Select International Equity Portfolio             3,240          38
The International Large-Cap Equity Portfolio                   60           4
The International Small-Cap Portfolio                          68           -
The Emerging Markets Portfolio                              3,903           -
The Global Fixed Income Portfolio                           6,033           -
The International Fixed Income Portfolio                      979           -
================================================================================

122 Delaware Pooled Trust o 2003 Annual Report

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of their respective investment management agreements, Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of The Large-Cap Value Equity Portfolio, The Small-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio and Delaware International Advisers Ltd. (DIAL), an affiliate of DMC and the investment manager of The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The International Large-Cap Equity Portfolio, The International Small-Cap Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio, will receive an annual fee which is calculated daily based on the average daily net assets of each Portfolio.

DMC furnishes sub-advisory services to The Global Equity Portfolio related to the U.S. securities portion of the portfolio.

DMC and DIAL have each contractually agreed to waive that portion, if any, of their management fees and reimburse each Portfolio to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets through April 30, 2004.

The management fee rates and the operating expense limitation rates in effect for the year ended October 31, 2003 are as follows:

                                                        Management fee as a                          Operating Expense
                                                     percentage of average daily               Limitation as a percentage of
                                                       net assets (per annum)               average daily net assets (per annum)
---------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                            0.55%                                        0.68%
The Small-Cap Value Equity Portfolio                            0.75%                                        0.89%
The All-Cap Growth Equity Portfolio                             0.75%                                        0.89%
The Large-Cap Growth Equity Portfolio                           0.65%                                        0.80%
The Mid-Cap Growth Equity Portfolio                             0.75%                                        0.93%
The Small-Cap Growth Equity Portfolio                           0.75%                                        0.89%
The Real Estate Investment Trust Portfolio II                   0.75%                                        0.86%
The Intermediate Fixed Income Portfolio                         0.40%                                        0.43%
The High-Yield Bond Portfolio                                   0.45%                                        0.59%
The Core Plus Fixed Income Portfolio                            0.43%                                        0.50%
The Global Equity Portfolio                                     0.75%                                        0.96%
The International Equity Portfolio                              0.75%                                           -
The Labor Select International Equity Portfolio                 0.75%                                        0.96%
The International Large-Cap Equity Portfolio                    0.75%                                        0.96%
The International Small-Cap Portfolio                           1.00%                                        1.20%
The Emerging Markets Portfolio                                  1.00%                                        1.55%
The Global Fixed Income Portfolio                               0.50%                                        0.60%
The International Fixed Income Portfolio                        0.50%                                        0.60%
================================================================================================================================

Delaware Service Company, Inc. (DSC), an affiliate of DMC and DIAL, provides accounting, administration, dividend disbursing and transfer agent services. The Portfolios pay DSC a monthly fee based on average net assets, subject to certain minimums for accounting and administration services. The Portfolios pay DSC a monthly fee based on average net assets for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the International Equity Portfolio pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC and DIAL, an annual distribution and service fee not to exceed 0.20% of the average daily net assets of the Class P shares. Original Class shares pay no distribution and service expenses.

                                  2003 Annual Report o Delaware Pooled Trust 123

At October 31, 2003, each Portfolio had receivables from or liabilities payable to affiliates as follows:

                                                                          Dividend
                                                                         disbursing,
                                                                          transfer
                                                                         agent fees,                               Receivable
                                                                         accounting                                 from DMC
                                              Investment Management       fees and            Other expenses          under
                                                 fee payable to         other expenses        payable to DMC    expense limitation
                                                   DMC or DIAL          payable to DSC        and affiliates         agreement
---------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio              $          -             $  2,472              $  5,943            $     764
The Small-Cap Value Equity Portfolio                     2,030                  292                   413                    -
The All-Cap Growth Equity Portfolio                      1,722                  345                 2,209                    -
The Large-Cap Growth Equity Portfolio                      364                   74                 1,666                    -
The Mid-Cap Growth Equity Portfolio                      7,958                  492                 3,094                    -
The Small-Cap Growth Equity Portfolio                   58,018                5,440                12,012                    -
The Real Estate Investment Trust Portfolio II           19,512                2,501                 5,494                    -
The Intermediate Fixed Income Portfolio                      -                  267                   294                4,654
The High-Yield Bond Portfolio                                -                  410                   610                2,584
The Core Plus Fixed Income Portfolio                         -                  504                 2,430                3,688
The Global Equity Portfolio                              2,168                  293                   415                    -
The International Equity Portfolio                     395,743               39,396                69,157                    -
The Labor Select International Equity Portfolio        120,562               12,036                22,133                    -
The International Large-Cap Equity Portfolio             1,800                  261                   360                    -
The International Small-Cap Portfolio                    2,499                  236                   408                    -
The Emerging Markets Portfolio                         213,493               15,173                28,948                    -
The Global Fixed Income Portfolio                       89,382               14,048                20,422                    -
The International Fixed Income Portfolio                20,718                3,193                 5,679                    -
=================================================================================================================================

Certain officers of DMC, DIAL, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Portfolios.

3. Investments

For the year ended October 31, 2003, each Portfolio made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                                       Purchases        Sales
--------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                $  26,734,822   $ 43,763,668
The Small-Cap Value Equity Portfolio                    1,244,347      1,152,846
The All-Cap Growth Equity Portfolio                     6,129,167     10,839,878
The Large-Cap Growth Equity Portfolio                     907,352        889,598
The Mid-Cap Growth Equity Portfolio                    16,688,622      6,843,134
The Small-Cap Growth Equity Portfolio                  57,053,870     26,614,194
The Real Estate Investment Trust Portfolio II          29,056,024     21,045,462
The Intermediate Fixed Income Portfolio                14,456,861     18,343,659
The High-Yield Bond Portfolio                          25,372,844     24,877,367
The Core Plus Fixed Income Portfolio                   32,736,218     32,767,649
The Global Equity Portfolio                               988,684        853,891
The International Equity Portfolio                    138,918,168     29,441,430
The Labor Select International Equity Portfolio        80,650,425     12,564,714
The International Large-Cap Equity Portfolio              405,972        256,179
The International Small-Cap Portfolio                   1,638,681      1,554,140
The Emerging Markets Portfolio                        166,681,100    109,240,506
The Global Fixed Income Portfolio                     233,662,829    346,117,863
The International Fixed Income Portfolio               45,252,250     45,716,582
================================================================================

124 Delaware Pooled Trust o 2003 Annual Report

At October 31, 2003, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio was as follows:

                                                                                                                         Net
                                                          Cost              Aggregate             Aggregate           unrealized
                                                           of              unrealized            unrealized          appreciation
                                                      investments         appreciation          depreciation        (depreciation)
----------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                 $ 35,415,060        $   4,023,291         $  (1,220,149)        $  2,803,142
The Small-Cap Value Equity Portfolio                    2,628,525              898,846               (40,484)             858,362
The All-Cap Growth Equity Portfolio                     4,531,058              979,608               (72,707)             906,901
The Large-Cap Growth Equity Portfolio                   1,051,767              103,742               (28,318)              75,424
The Mid-Cap Growth Equity Portfolio                    12,485,315            1,860,648              (131,893)           1,728,755
The Small-Cap Growth Equity Portfolio                  79,245,631           17,753,376            (2,262,868)          15,490,508
The Real Estate Investment Trust Portfolio II          34,084,494            3,993,605               (13,522)           3,980,083
The Intermediate Fixed Income Portfolio                 2,412,160               36,850               (12,944)              23,906
The High-Yield Bond Portfolio                           4,891,722              318,226              (104,366)             213,860
The Core Plus Fixed Income Portfolio                    8,399,490              132,655               (56,004)              76,651
The Global Equity Portfolio                             3,372,160              453,001              (314,584)             138,417
The International Equity Portfolio                    594,543,215           98,677,029           (49,961,481)          48,715,548
The Labor Select International Equity Portfolio       172,123,573           26,544,889            (6,442,559)          20,102,330
The International Large-Cap Equity Portfolio            3,091,215              301,568              (465,004)            (163,436)
The International Small-Cap Portfolio                   3,077,171              668,679              (152,505)             516,174
The Emerging Markets Portfolio                        197,287,110           54,154,165            (1,978,825)          52,175,340
The Global Fixed Income Portfolio                     191,856,944           15,754,414            (2,899,572)          12,854,842
The International Fixed Income Portfolio               44,448,587            3,578,376              (567,009)           3,011,367
==================================================================================================================================

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended October 31, 2003 and 2002 was as follows:

                                                       Ordinary           Long-Term
Year ended October 31, 2003:                            Income          Capital Gain         Total
-------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                $     813,961      $          -      $     813,961
The Small-Cap Value Equity Portfolio                       20,388           130,169            150,557
The Large-Cap Growth Equity Portfolio                       1,184                 -              1,184
The Real Estate Investment Trust Portfolio II             878,132                 -            878,132
The Intermediate Fixed Income Portfolio                   139,570                 -            139,570
The High-Yield Bond Portfolio                             429,855                 -            429,855
The Core Plus Fixed Income Portfolio                      172,628                 -            172,628
The Global Equity Portfolio                                60,148                 -             60,148
The International Equity Portfolio                      9,250,966         2,212,979         11,463,945
The Labor Select International Equity Portfolio         2,405,605           195,450          2,601,055
The International Large-Cap Equity Portfolio               55,539            51,096            106,635
The International Small-Cap Portfolio                      58,294                 -             58,294
The Emerging Markets Portfolio                          4,305,462                 -          4,305,462
The Global Fixed Income Portfolio                      11,470,835                 -         11,470,835
The International Fixed Income Portfolio                1,961,475                 -          1,961,475
=======================================================================================================


                                  2003 Annual Report o Delaware Pooled Trust 125

                                                        Ordinary             Long-Term
Year ended October 31, 2002:                             Income             Capital Gain             Total
-------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                   $1,070,397            $       -            $1,070,397
The Small-Cap Value Equity Portfolio                       21,468              127,083               148,551
The Large-Cap Growth Equity Portfolio                       5,187                    -                 5,187
The Real Estate Investment Trust Portfolio II             388,742                    -               388,742
The Intermediate Fixed Income Portfolio                   322,916                    -               322,916
The High-Yield Bond Portfolio                             483,772                    -               483,772
The Global Equity Portfolio                                46,207                    -                46,207
The International Equity Portfolio                      9,729,456                    -             9,729,456
The Labor Select International Equity Portfolio         1,892,646              914,285             2,806,931
The International Large-Cap Equity Portfolio               62,891               13,297                76,188
The International Small-Cap Portfolio                      82,824               34,545               117,369
The Emerging Markets Portfolio                          3,214,118                    -             3,214,118
=============================================================================================================

As of October 31, 2003, the components of net assets on a tax basis was as follows:

                                                          The                The                The
                                                       Large-Cap          Small-Cap            All-Cap
                                                     Value Equity        Value Equity       Growth Equity
                                                       Portfolio          Portfolio           Portfolio
----------------------------------------------------------------------------------------------------------
Shares of beneficial interest                         $43,700,799         $2,395,055         $13,023,403
Undistributed ordinary income                             272,628             21,248                   -
Undistributed long-term capital gain                            -            222,305                   -
Capital loss carryfowards                              (8,210,784)                 -          (7,319,751)
Unrealized appreciation of investments                  2,803,142            858,362             906,901
                                                      --------------------------------------------------
Net assets                                            $38,565,785         $3,496,970          $6,610,553
=========================================================================================================

                                                           The                The                    The                  The
                                                        Large-Cap           Mid-Cap               Small-Cap           Real Estate
                                                      Growth Equity       Growth Equity         Growth Equity       Investment Trust
                                                        Portfolio          Portfolio              Portfolio           Portfolio II*
------------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest                          $2,010,145          $12,609,884           $94,292,350          $32,061,316
Undistributed ordinary income                               1,053                    -                     -            1,284,011
Undistributed long-term capital gain                            -                    -                     -              964,386
Capital loss carryfowards                                (984,196)            (400,251)          (15,615,210)                   -
Unrealized appreciation
   of investments                                          75,424            1,728,755            15,490,508            3,980,083
                                                       --------------------------------------------------------------------------
Net assets                                             $1,102,426          $13,938,388           $94,167,648          $38,289,796
====================================================================================================================================

*The undistributed earnings for The Real Estate Investment Trust Portfolio II are estimated pending final notification of the tax character of dividends received from investments in Real Estate Investment Trusts.

                                                           The              The                The
                                                       Intermediate      High-Yield         Core Plus
                                                       Fixed Income         Bond           Fixed Income
                                                        Portfolio         Portfolio          Portfolio
--------------------------------------------------------------------------------------------------------
Shares of beneficial interest                          $2,455,714        $9,435,775         $6,765,732
Undistributed ordinary income                                   2            33,587            512,380
Undistributed long-term capital gain                            -                 -             22,122
Capital loss carryfowards                                (184,197)       (4,554,180)                 -
Unrealized appreciation of investments                     22,080           213,860             71,494
                                                       -----------------------------------------------
Net assets                                             $2,293,599        $5,129,042         $7,371,728
========================================================================================================

126 Delaware Pooled Trust o 2003 Annual Report

                                                                                                    The                    The
                                                           The                The               Labor Select          International
                                                          Global         International          International           Large-Cap
                                                          Equity             Equity                 Equity                Equity
                                                        Portfolio           Portfolio              Portfolio             Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest                          $3,480,012         $600,938,065           $167,741,936           $3,236,185
Undistributed ordinary income                              60,519           13,283,576              2,968,752               68,338
Undistributed long-term capital gain                            -                    -              1,612,828                    -
Capital loss carryfowards                                (244,562)         (12,782,410)                     -             (190,711)
Unrealized appreciation (depreciation)
   of investments and foreign currencies                  138,514           48,736,031             20,109,079             (162,919)
                                                       ---------------------------------------------------------------------------
Net assets                                             $3,434,483         $650,175,262           $192,432,595           $2,950,893
====================================================================================================================================

                                                                                                     The                  The
                                                            The                The                  Global            International
                                                      International         Emerging                Fixed                Fixed
                                                        Small-Cap            Markets                Income               Income
                                                        Portfolio           Portfolio              Portfolio            Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest                          $3,513,525         $211,140,621           $155,132,436          $41,778,783
Undistributed ordinary income                              61,101            5,198,842             43,135,752            5,848,324
Capital loss carryfowards                                (477,078)         (12,350,419)            (2,830,769)          (2,364,273)
Unrealized appreciation of investments
   and foreign currencies                                 515,270           52,179,050             12,916,843            3,021,404
                                                       ---------------------------------------------------------------------------
Net assets                                             $3,612,818         $256,168,094           $208,354,262          $48,284,238
====================================================================================================================================

*The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows:

                                               Year of       Year of       Year of       Year of          Year of
                                              Expiration    Expiration    Expiration    Expiration       Expiration
                                                 2007          2008          2009          2010             2011           Total
-----------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio          $        -    $1,689,976    $        -    $2,565,836       $3,954,972    $  8,210,784
The All-Cap Growth Equity Portfolio                    -       839,442     3,875,429     2,008,163          596,717       7,319,751
The Large-Cap Growth Equity Portfolio                  -             -       427,983       396,406          159,807         984,196
The Mid-Cap Growth Equity Portfolio                    -             -       104,260       295,991                -         400,251
The Small-Cap Growth Equity Portfolio                  -       851,478     9,536,866     3,721,802        1,505,064      15,615,210
The Intermediate Fixed Income Portfolio                -       157,920             -        26,277                -         184,197
The High Yield Bond Portfolio                  1,722,868     1,887,452       612,814       331,046                -       4,554,180
The Global Equity Portfolio                            -             -        36,340        14,194          194,028         244,562
The International Equity Portfolio                     -             -             -             -       12,782,410      12,782,410
The International Large-Cap Equity Portfolio           -             -             -             -          190,711         190,711
The International Small-Cap Portfolio                  -             -             -       246,967          230,111         477,078
The Emerging Markets Portfolio                         -             -     6,724,391     5,626,028                -      12,350,419
The Global Fixed Income Portfolio                      -     1,317,896     1,512,873             -                -       2,830,769
The International Fixed Income Portfolio               -     1,469,038       895,235             -                -       2,364,273
===================================================================================================================================

                                  2003 Annual Report o Delaware Pooled Trust 127

5. Capital Shares

Transactions in capital shares were as follows:

                                                                       Shares issued
                                                                     upon reinvestment                     Net
                                                          Shares       of dividends       Shares         increase
Year ended October 31, 2003:                               sold      and distributions  repurchased     (decrease)
-------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                      119,919          61,214       (1,503,055)     (1,321,922)
The Small-Cap Value Equity Portfolio-                      15,966               -           15,966
The All-Cap Growth Equity Portfolio                       266,941               -       (1,192,125)       (925,184)
The Large-Cap Growth Equity Portfolio                           -             297                -             297
The Mid-Cap Growth Equity Portfolio                     3,442,831               -         (73,861)       3,368,970
The Small-Cap Growth Equity Portfolio                   3,214,990               -         (436,161)      2,778,829
The Real Estate Investment Trust Portfolio II             892,406          48,585         (581,569)        359,422
The Intermediate Fixed Income Portfolio                    25,671           9,021         (428,571)       (393,879)
The High-Yield Bond Portfolio                                   -          64,801                -          64,801
The Core Plus Fixed Income Portfolio                       14,705          19,797         (125,061)        (90,559)
The Global Equity Portfolio                                     -           9,113                -           9,113
The International Equity Portfolio Original Class      11,775,783         943,201       (3,517,733)      9,201,251
The International Equity Portfolio Class P                      -              21                -              21
The Labor Select International Equity Portfolio         6,292,405         243,039         (329,592)      6,205,852
The International Large-Cap Equity Portfolio                    -          18,260                -          18,260
The International Small-Cap Portfolio                           -           9,948                -           9,948
The Emerging Markets Portfolio                         12,271,853         613,559       (5,755,864)      7,129,548
The Global Fixed Income Portfolio                       2,355,106         766,464      (11,623,357)     (8,501,787)
The International Fixed Income Portfolio                1,533,611         120,385       (1,707,054)        (53,058)
====================================================================================================================

                                                                       Shares issued
                                                                     upon reinvestment                     Net
                                                          Shares       of dividends       Shares         increase
Year ended October 31, 2002:                               sold      and distributions  repurchased     (decrease)
-------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                      444,802          73,880         (967,708)       (449,026)
The Small-Cap Value Equity Portfolio                            -          14,621                -           14,621
The All-Cap Growth Equity Portfolio                       310,868               -                -         310,868
The Large-Cap Growth Equity Portfolio                           -             952                -             952
The Mid-Cap Growth Equity Portfolio                        44,599               -         (56,467)         (11,868)
The Small-Cap Growth Equity Portfolio                   1,435,090               -         (344,801)      1,090,289
The Real Estate Investment Trust Portfolio II             920,650          20,518         (145,766)        795,402
The Intermediate Fixed Income Portfolio                     1,479          12,431          (26,513)        (12,603)
The High-Yield Bond Portfolio                             240,512          75,475         (165,078)        150,909
 *The Core Plus Fixed Income Portfolio                    876,091               -                -         876,091
The Global Equity Portfolio                                     -           6,056                -           6,056
The International Equity Portfolio Original Class       4,482,867         675,059       (2,814,857)      2,343,069
The International Equity Portfolio Class P                    787              18                -             805
The Labor Select International Equity Portfolio         1,393,082         252,424                -       1,645,506
The International Large-Cap Equity Portfolio                    -          10,883                -          10,883
The International Small-Cap Portfolio                           -          16,912                -          16,912
The Emerging Markets Portfolio                            158,509         479,004       (1,330,214)       (692,701)
The Global Fixed Income Portfolio                         373,661               -       (4,464,553)     (4,090,892)
The International Fixed Income Portfolio                   20,471               -          (68,383)        (47,912)
====================================================================================================================

*Commenced operations on June 28, 2002.

128  Delaware Pooled Trust o 2003 Annual Report

6. Line of Credit

The Portfolios, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Portfolios had no amounts outstanding as of October 31, 2003, or at any time during the year.

7. Foreign Exchange Contracts

The Small-Cap Value Equity, The All-Cap Growth Equity, The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The High Yield Bond, The Core Plus Fixed Income, The Global Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign currency exchange contracts were outstanding at October 31, 2003:

The Global Equity Portfolio

                                                                    Unrealized
Contracts to                          In exchange    Settlement    Appreciation
Deliver                                   For           Date      (Depreciation)
--------------------------------------------------------------------------------
59,000 British Pounds                 US$ 99,678       1/30/04     US$      260
148,000 British Pounds                   231,620      11/28/03          (19,020)
                                                                     ----------
                                                                        (18,760)
================================================================================

The International Equity Portfolio

                                                                    Unrealized
Contracts to                          In exchange    Settlement    Appreciation
Deliver                                   For           Date      (Depreciation)
--------------------------------------------------------------------------------
27,220,000 British Pounds            US$45,987,237    1/30/04      US$120,327
================================================================================

                                  2003 Annual Report o Delaware Pooled Trust 129

The Labor Select International Equity Portfolio

                                                                    Unrealized
Contracts to                          In exchange    Settlement    Appreciation
Deliver                                   For           Date      (Depreciation)
--------------------------------------------------------------------------------
233,019 British Pounds                US$395,479      11/3/03        US$(89)
================================================================================
                                                                    Unrealized
Contracts to                          In exchange    Settlement    Appreciation
Deliver                                   For           Date      (Depreciation)
--------------------------------------------------------------------------------
15,175,000 British Pounds            US$25,487,116     1/29/04     US$(85,491)
================================================================================

The International Large-Cap Equity Portfolio

                                                                    Unrealized
Contracts to                          In exchange    Settlement    Appreciation
Deliver                                   For           Date      (Depreciation)
--------------------------------------------------------------------------------
125,000 British Pounds                US$211,183      1/30/04        US$552
================================================================================

The International Small-Cap Portfolio

                                                                    Unrealized
Contracts to                          In exchange    Settlement    Appreciation
Deliver                                   For           Date      (Depreciation)
--------------------------------------------------------------------------------
209,000 British Pounds                 US$353,098     1/30/04        US$924
================================================================================

8. Futures Contracts The

Small-Cap Value Equity, The All-Cap Growth Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Core Plus Fixed Income, The Global Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets and The International Fixed Income Portfolios may invest in financial futures contracts to hedge their existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Portfolio's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at October 31, 2003 were as follows:

The Intermediate Fixed Income Portfolio

                                                                                                   Unrealized
Contracts to buy (sell)                  Notional cost (proceeds)    Expiration date       Appreciation (depreciation)
----------------------------------------------------------------------------------------------------------------------
(3) U.S. Treasury 10 year notes                $(326,343)                 12/03                    $(10,703)
4 U.S. Treasury 5 year notes                     440,227                  12/03                       7,023
                                                                                                   --------
                                                                                                    $(3,680)
======================================================================================================================

The Core Plus Fixed Income Portfolio
                                                                                                   Unrealized
Contracts to buy (sell)                  Notional cost (proceeds)    Expiration date       Appreciation (depreciation)
----------------------------------------------------------------------------------------------------------------------
(1) U.S. Treasury 5 year notes                 $(110,808)                 12/03                     $(1,006)
1 U.S. Treasury Long Bond                        105,880                  12/03                       2,840
                                                                                                    -------
                                                                                                     $1,834
======================================================================================================================

130 Delaware Pooled Trust o 2003 Annual Report

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent each Portfolio's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in each Portfolio's net assets.

9. Options Written

During the year ended October 31, 2003, The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios entered into options contracts in accordance with their investment objectives. When the Portfolios write an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by each Portfolio on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Portfolio. Each Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended October 31, 2003 for The Intermediate Fixed Income Portfolio were as follows:

                                                            Number
                                                         of Contracts  Premiums
--------------------------------------------------------------------------------
Options outstanding at October 31, 2002                        18       $10,830
Options written                                             1,020        18,617
Options terminated in closing purchase transaction         (1,038)      (29,447)
                                                           ------       -------
Options outstanding at October 31, 2003                         -       $     -
================================================================================

Transactions in options written during the year ended October 31, 2003 for the Core Plus Fixed Income Portfolio were as follows:

                                                            Number
                                                         of Contracts  Premiums
--------------------------------------------------------------------------------
Options outstanding at October 31, 2002                         -       $     -
Options written                                             4,224        30,432
Options terminated in closing purchase transaction         (4,224)      (30,432)
                                                           ------       -------
Options outstanding at October 31, 2003                         -       $     -
================================================================================

10. Swap Agreements

During the year ended October 31, 2003, The Intermediate Fixed Income Portfolio and The Core Plus Fixed Income Portfolio entered into total return swap agreements in accordance with their investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Portfolio will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

                                  2003 Annual Report o Delaware Pooled Trust 131

At October 31, 2003, the Portfolios had total return swap agreements outstanding as follows:

Notional Amount                    Expiration Date                         Description                            Unrealized loss
------------------------------------------------------------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio

$85,000                               12/31/03                     Agreement with Goldman Sachs                        $(1,826)
                                                          to receive the notional amount multiplied by the
                                                       return on the Lehman Brothers Commercial MBS Index AAA
                                                      and to pay the notional amount multiplied by the 1 month
                                                            BBA LIBOR adjusted by a spread of minus 0.35%.

The Core Plus Fixed Income Portfoli0

$240,000                              12/31/03                     Agreement with Goldman Sachs                        $(5,157)
                                                          to receive the notional amount multiplied by the
                                                       return on the Lehman Brothers Commercial MBS Index AAA
                                                      and to pay the notional amount multiplied by the 1 month
                                                            BBA LIBOR adjusted by a spread of minus 0.35%.

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

11. Securities Lending

The Portfolios, along with other funds in the Delaware Investments Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The Portfolios continue to record dividends on the securities loaned and are subject to change in fair value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Portfolios record security lending income net of such allocation.

At October 31, 2003, the market value of securities on loan is presented below, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statements of Net Assets under the caption "Security Lending Collateral".

                                                      Market value
                                                     of securities
                                                        on loan
--------------------------------------------------------------------------------
The International Equity Portfolio                    $66,946,598
The Labor Select International Equity Portfolio        15,702,591
The Global Fixed Income Portfolio                      27,460,930
================================================================================

132  Delaware Pooled Trust o 2003 Annual Report

12. Credit and Market Risks

Some countries in which The Global Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

The High-Yield Bond Portfolio invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios invest in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Portfolios' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Intermediate Fixed Income, The International Equity and The Global Fixed Income Portfolios may invest up to 10% of their total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Small-Cap Value Equity, The All-Cap Growth Equity, The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The High-Yield Bond, The Core Plus Fixed Income, The Global Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, and The International Fixed Income Portfolios may each invest up to 15% in such securities. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Small-Cap Value Equity, The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity and The International Small-Cap Portfolios invest a significant portion of their assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of small- and mid-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

                                  2003 Annual Report o Delaware Pooled Trust 133

The Real Estate Investment Trust Portfolio II concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Portfolio holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolio is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

13. Industry Allocation

As of October 31, 2003, the holdings of the Portfolios below, classified by type of business, were as follows:

                                                                     Percentage of net assets

                                                                     The Labor          The
                                                        The            Select       International          The
                                      The Global   International    International     Large-Cap       International    The Emerging
                                        Equity        Equity           Equity          Equity            Small-Cap        Markets
Industry                              Portfolio      Portfolio        Portfolio       Portfolio         Portfolio        Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Automobiles & Components                 0.98%          1.95%                -           1.04%                 -           2.09%
Banking & Finance                       16.95%         17.51%                -          20.85%              5.46%             -
Capital Goods                            4.20%          2.41%                -              -                  -            2.47%
Commercial Services & Supplies           1.06%          1.18%                -           1.07%                 -               -
Computers & Technology                      -              -                 -              -                  -            4.07%
Consumer Durables & Apparel              2.61%          1.13%                -           1.79%             10.82%           2.25%
Consumer Non Durables                       -              -                 -           7.14%             15.05%              -
Consumer Products                           -              -                 -           4.74%                 -            0.99%
Diversified Financials                  10.25%          4.37%            27.72%          4.08%                 -           14.67%
Energy                                   9.48%         10.29%             9.87%         10.93%                 -            7.61%
Food, Drug & Staples Retailing           3.15%          4.73%                -              -                  -            1.40%
Food, Beverage & Tobacco                 2.18%          2.82%            10.52%          3.33%                 -           12.88%
Healthcare, Biotech & Pharmaceuticals    3.03%             -              7.45%          2.40%              5.48%           6.13%
Hotels, Restaurants & Leisure            2.12%          2.65%            11.49%             -                  -            1.50%
Industrial Goods & Services              1.61%             -                 -              -              31.01%              -
Industrial Machinery                        -              -              5.13%          2.29%                 -               -
Information                                 -              -              5.61%             -                  -               -
Insurance                                3.34%          3.31%                -              -               2.84%              -
Materials                                7.88%          9.45%             7.92%          6.54%             11.65%          18.30%
Media                                    1.39%          1.46%                -           1.35%                 -               -
Pharmaceuticals & Biotechnology          4.61%          6.34%                -           5.02%                 -               -
Retail                                   3.44%          2.81%                -              -                  -            1.40%
Technology                                  -              -                 -              -               3.49%              -
Technology Hardware & Equipment          3.06%          6.62%                -           7.57%                 -               -
Technology Software                      4.59%             -                 -              -                  -               -
Telecommunications                       4.67%          7.16%             4.47%          8.46%                 -           11.18%
Transportation & Shipping                1.68%          2.97%                -           2.38%              9.76%           7.04%
Utilities                                8.01%          6.59%             8.64%          7.83%              2.41%           3.22%
                                       -----------------------------------------------------------------------------------------
                                       100.29%         95.75%            98.82%         98.81%             97.97%          97.20%
==================================================================================================================================

134 Delaware Pooled Trust o 2003 Annual Report

14. Tax Information (Unaudited)

The information set forth below is for each Portfolio's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Individuals should consult their tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2003, each Portfolio designates distributions paid during the year as follows:

                                                              (A)             (B)
                                                           Long-Term       Ordinary          (C)
                                                         Capital Gains      Income          Total            (D)
                                                         Distributions  Distributions*   Distribution    Qualifying
                                                           (Tax Basis)    (Tax Basis)    (Tax Basis)     Dividends (1)
----------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                            -            100%            100%           100%
The Small-Cap Value Equity Portfolio                           86%            14%            100%           100%
The Large-Cap Growth Equity Portfolio                           -            100%            100%           100%
The Real Estate Investment Trust Portfolio II                   -            100%            100%             -
The Intermediate Fixed Income Portfolio                         -            100%            100%             -
The High-Yield Bond Portfolio                                   -            100%            100%             -
The Core Plus Fixed Income Portfolio                            -            100%            100%             -
The Global Equity Portfolio                                     -            100%            100%            34%
The International Equity Portfolio                             19%            81%            100%             -
The Labor Select International Equity Portfolio                 8%            92%            100%             -
The International Large-Cap Equity Portfolio                   48%            52%            100%             -
The International Small-Cap Portfolio                           -            100%            100%             -
The Emerging Markets Portfolio                                  -            100%            100%             -
The Global Fixed Income Portfolio                               -            100%            100%             -
The International Fixed Income Portfolio                        -            100%            100%             -
======================================================================================================================

(A) and (B) are based on a percentage of each Portfolio's total distributions.
(D) is based on a percentage of ordinary income of each Portfolio.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended October 31, 2003 certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Large-Cap Value Equity Portfolio intends to designate up to a maximum amount of $330,299 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with Investor's 2003 Form 1099-DIV.

The amount per share of income in U.S. dollars from the foreign taxes paid to each country is listed in the following schedule:

                                                          The Labor Select
              The International Equity Portfolio  International Equity Portfolio
              ------------------------------------------------------------------
                   Gross           Foreign             Gross           Foreign
                  Dividend       Taxes Paid          Dividend        Taxes Paid
Country          Per Share        Per Share          Per Share        Per Share
--------------------------------------------------------------------------------
Australia         $0.0644          $0.0008            $0.0526          $0.0005
Belgium            0.0085           0.0013             0.0086           0.0013
Germany            0.0219           0.0033             0.0246           0.0037
Finland            0.0049           0.0007             0.0051           0.0008
France             0.0339           0.0051             0.0270           0.0041
Hong Kong          0.0158                -             0.0137                -
Italy              0.0019           0.0003             0.0019           0.0003
Japan              0.0191           0.0020             0.0152           0.0016
Malaysia           0.0024           0.0005                  -                -
Netherlands        0.0328           0.0049             0.0365           0.0055
New Zealand        0.0115           0.0017             0.0102           0.0015
Singapore          0.0090                -                  -                -
Spain              0.0340           0.0031             0.0207           0.0031
South Africa       0.0123                -                  -                -
United Kingdom     0.1674           0.0127             0.1519           0.0121
United States      0.0103                -                  -                -
================================================================================

                                  2003 Annual Report o Delaware Pooled Trust 135

                     The International Large-Cap Equity        The International Small-Cap          The Emerging Markets
                                 Portfolio                              Portfolio                        Portfolio
                     ---------------------------------------------------------------------------------------------------
                      Gross                  Foreign           Gross              Foreign           Gross      Foreign
                     Dividend               Taxes Paid        Dividend           Taxes Paid        Dividend   Taxes Paid
Country              Per Share               Per Share        Per Share           Per Share        Per Share   Per Share
------------------------------------------------------------------------------------------------------------------------
Australia             $0.0364                 $0.0002          $0.0103             $0.0010          $     -     $     -
Belgium                0.0057                  0.0009                -                   -                -           -
Brazil                      -                       -                -                   -           0.0224      0.0028
China                       -                       -                -                   -           0.0145           -
Czech Republic              -                       -                -                   -           0.0027      0.0003
Denmark                     -                       -           0.0036              0.0005                -           -
Egypt                       -                       -                -                   -           0.0168           -
Estonia                     -                       -                -                   -           0.0019      0.0003
Finland                0.0028                  0.0004           0.0020              0.0003                -           -
France                 0.0246                  0.0038           0.0230              0.0036                -           -
Germany                0.0136                  0.0020           0.0258              0.0030                -           -
Hong Kong              0.0110                       -           0.0233                   -           0.0113           -
Indonesia                   -                       -                -                   -           0.0086      0.0013
Ireland                     -                       -           0.0094                   -                -           -
Israel                      -                       -                -                   -           0.0009           -
Italy                  0.0013                  0.0002                -                   -                -           -
Japan                  0.0106                  0.0011           0.0118              0.0012                -           -
Malaysia                    -                       -                -                   -           0.0064           -
Mexico                      -                       -                -                   -           0.0098           -
Netherlands            0.0203                  0.0030           0.0092              0.0014                -           -
New Zealand            0.0069                  0.0010           0.0057              0.0009                -           -
Republic of Korea           -                       -                -                   -           0.0077      0.0013
Singapore              0.0083                  -                0.0133              0.0002                -           -
Spain                  0.0274                  0.0029           0.0073              0.0009                -           -
South Africa                -                       -                -                   -           0.0463           -
Switzerland                 -                       -           0.0011              0.0002                -           -
Taiwan                      -                       -                -                   -           0.0062      0.0012
Thailand                    -                       -                -                   -           0.0156      0.0016
United Kingdom         0.1032                  0.0076           0.0875              0.0087                -           -
United States          0.0026                       -                -                   -           0.0859      0.0017
========================================================================================================================


136  Delaware Pooled Trust o 2003 Annual Report

Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Pooled Trust

We have audited the accompanying statements of net assets of The Large-Cap Value Equity Portfolio, The Small-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The International Large-Cap Equity Portfolio, The International Small-Cap Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio (the "Portfolios") (each a series of Delaware Pooled Trust) and the statements of assets and liabilities of The All-Cap Growth Equity Portfolio, The High Yield Bond Portfolio, and The Core Plus Fixed Income Portfolio as of October 31, 2003, and the related statements of operations for the year than ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Portfolios at October 31, 2003, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                  Ernst & Young LLP


Philadelphia, Pennsylvania
December 5, 2003

                                  2003 Annual Report o Delaware Pooled Trust 137

Delaware Investments Family of Funds
     BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                                 Number of            Other
                                                                             Principal       Portfolios in Fund    Directorships
   Name,                      Position(s)                                   Occupation(s)     Complex Overseen       Held by
  Address                      Held with          Length of Time               During        by Trustee/Director Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years        or Officer          or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years -           Since August 2000,             83             None
   2005 Market Street            Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                                           at different times at
                                                   Trustee since      Delaware Investments(1)
   March 10, 1963                                  May 15, 2003
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman -           101             None
   2005 Market Street                                                    Citadel Construction
   Philadelphia, PA                                                          Corporation
        19103                                                              (1989 - Present)

   October 1, 1927


   John H. Durham                Trustee             24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation


   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  Anthony D. Knerr               Trustee              10 Years        Founder/Managing Director -      101             None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

December 7, 1938

138 Delaware Pooled Trust o 2003 Annual Report

                                                                                                 Number of            Other
                                                                             Principal       Portfolios in Fund    Directorships
   Name,                      Position(s)                                   Occupation(s)     Complex Overseen       Held by
  Address                      Held with          Length of Time               During        by Trustee/Director Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years        or Officer          or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Ann R. Leven                  Trustee              14 Years     Treasurer/Chief Fiscal Officer -     101       Director - Andy
 2005 Market Street                                                     National Gallery of Art                  Warhol Foundation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                          Director -
                                                                                                                    Systemax Inc.
   November 1, 1940


   Thomas F. Madison             Trustee              9 Years               President/Chief             101          Director -
   2005 Market Street                                                     Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &        101            None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    Joseph H. Hastings          Executive           Executive        Mr. Hastings has served in         101            None
    2005 Market Street       Vice President      Vice President     various executive capacities
     Philadelphia, PA              and                 and            at different times at
         19103               Chief Financial     Chief Financial      Delaware Investments.
                                 Officer          Officer since
    December 19, 1949                            August 21, 2003

   Richelle S. Maestro     Senior Vice President,   Chief Legal      Ms. Maestro has served in          101            None
   2005 Market Street       Chief Legal Officer    Officer since    various executive capacities
    Philadelphia, PA          and Secretary        March 17, 2003     at different times at
         19103                                                        Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in         101            None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                                 2003 Annual Report o Delaware Pooled Trust 139

Fund Officers and Portfolio Managers

Jude T. Driscoll
Chairman
Delaware Investments Family of Funds

David A. Tilles
Managing Director and Chief Executive Officer
Delaware International Advisers Ltd.

Robert Akester
Senior Portfolio Manager
Delaware International Advisers Ltd.

Damon J. Andres
Vice President and Senior Portfolio Manager

Robert L. Arnold
Senior Vice President and Senior Portfolio Manager

Fiona Barwick
Senior Portfolio Manager
Delaware International Advisers Ltd.

Marshall T. Bassett
Senior Vice President and Senior Portfolio Manager

Joanna Bates
Senior Portfolio Manager
Delaware International Advisers Ltd.

Christopher S. Beck
Senior Vice President and Senior Portfolio Manager

Stephen R. Cianci
Vice President and Senior Portfolio Manager

Nigel Bliss
Portfolio Manger
Delaware International Advisers Ltd.

George E. Deming
Senior Vice President and Senior Portfolio Manager

Elizabeth A. Desmond
Director and Senior Portfolio Manager,
Regional Research Director
Delaware International Advisers Ltd.

J. Paul Dokas
Senior Vice President and Director of Quantitative Research

Gerald S. Frey
Managing Director and Chief Investment Officer,
Growth Investing

Clive A. Gillmore
Deputy Managing Director and Senior Portfolio Manager
Delaware International Advisers Ltd.

Paul Grillo
Vice President and Senior Portfolio Manager

John A. Heffern
Senior Vice President and Portfolio Manager

Francis J. Houghton, Jr.
Vice President and Senior Portfolio Manager

John Kirk
Director and Senior Portfolio Manager
Delaware International Advisers Ltd.

Ormala Krishnan
Senior Portfolio Manager
Delaware International Advisers Ltd.

Emma R.E. Lewis
Senior Portfolio Manager
Delaware International Advisers Ltd.

Nigel G. May
Director and Senior Portfolio Manager,
Regional Research Director
Delaware International Advisers Ltd.

Christopher A. Moth
Director and Senior Portfolio Manager, Chief Investment Officer, Global Fixed Income and Currency Delaware International Advisers Ltd.

Timothy L. Rabe
Senior Vice President and Senior Portfolio Manager

Upender V. Rao
Senior Vice President and Senior Portfolio Manager

Custodian
J.P. Morgan Chase
4 Metrotech Center
Brooklyn, NY 11245

Independent Auditors
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Investment Advisors
Delaware Management Company
2005 Market Street
Philadelphia, PA 19103

Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England EC2V 6EE

This report was prepared for investors in the Delaware Pooled Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust prospectus, which contains detailed information. All Delaware Pooled Trust Portfolios are offered by prospectus only.

2005 Market Street
Philadelphia, Pennsylvania 19103
Telephone   800 231-8002
Fax 215 255-1162



[LOGO] LINCOLN                                         AR-DPT [10/03] IVES 12/03
       ------------------                                           J9495 (8417)
       Financial Group(R)


                                                                     [UNION BUG]

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
VALUE-EQUITY                              A member of Lincoln Financial Group(R)











Annual Report 2003
--------------------------------------------------------------------------------
              DELAWARE REIT FUND















[graphic omitted] POWERED BY RESEARCH.(SM)

Table
     OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             2
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

     Statement of Net Assets                                    4

     Statement of Operations                                    6

     Statements of Changes in Net Assets                        7

     Financial Highlights                                       8

     Notes to Financial Statements                             14
-----------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 17
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     18


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Portfolio                                                     Delaware REIT Fund
     MANAGEMENT REVIEW                                        November 10, 2003


Fund Manager
Damon J. Andres
Portfolio Manager

Q: Please discuss the Fund's performance and the REIT market in general during the 12-month period.

A: For the fiscal year ended October 31, 2003, Delaware REIT Fund posted a +30.59% return (Class A shares at net asset value with distributions reinvested), underperforming the NAREIT Equity REIT Index -- a measure of real estate securities performance -- which rose +32.73% during the same period. The Fund also lagged behind the Lipper REIT Funds Average, which returned +33.70%, during the same time period.

Investors grew optimistic as signs of economic growth emerged during the second and third quarters of 2003. While increased growth in business activity and industrial production signal a healthier economic climate, the fundamentals of the REIT market did not gain the same momentum, despite their double-digit returns. As an asset class, REITs typically lag behind the broader market during the early stages of a recovery. However, if the economy continues to strengthen, we are optimistic that REITs will ultimately benefit. We also remain confident that investors may continue to be attracted to REITs for their compelling yields, attractive long-term diversification benefits, and lower volatility compared with other sectors of the market.

Q: How do you manage investment risk?
A: Our value investment team is comprised of analysts who employ in-depth research to help us select the market's most attractive investment candidates. This extensive coverage also provides us with the unique ability to stay abreast of changes that could potentially impact the portfolio. We focus on selecting high-quality, long-term real estate opportunities on an individual security basis.

Q: Please discuss the Fund's recent strategy.
A: REITs have been fundamentally challenged for the past couple of years, despite their rising performance. With this in mind, we maintained a cautious approach towards the Fund's strategy, focusing on high-quality securities with attractive valuations and the ability to generate stable cash flows. The Fund used a barbell structure towards more cyclical sectors such as office REITs, which are also economically sensitive. We were underweight in both office and the more stable retail REITs during the fiscal year while we moved away from apartments due to their excessive valuations.

Q: Can you share an example of your investment research at work?
A: CarrAmerica Realty, a nationally diversified office developer, is an example of a long-term portfolio holding that delivered strong performance in the wake of negative investor sentiment. Concerns about the company's exposure to the ailing San Francisco office market. Employing extensive analysis, we carefully assessed the company's fundamentals, including cash flow health, and determined that their discounted valuations were unwarranted. We believe ongoing strategic acquisitions -- a hallmark of the firm's business strategy -- will continue to generate steady, predictable growth over the long term. Based on our research, we increased our position, taking advantage of attractive valuations. Given its highly capable management team and strong operations, we are optimistic that CarrAmerica Realty has the potential for attractive long-term performance.

Q: Which factors had the greatest positive impact on performance?
A: Rising apartment vacancies resulted in few attractive investment prospects in the multi-family sector during the period. As a result, the Fund held an underweighted position in this sector, employing extensive analysis to uncover select opportunities -- a strategy that proved beneficial.

In the retail sector, high-quality regional malls such as General Growth Properties, Rouse, Federal Realty Investment Trust, and Developers Diversified Realty made positive contributions to performance.

Q: Please discuss any securities that detracted from performance.
A: Anticipating a speedier economic recovery, the Fund held an overweighted position in the lodging sector. Unfortunately, this strategy resulted in disappointing performance as the industry grappled with continued volatility. Weakening fundamentals from MeriStar Hospitality prompted us to eliminate the security from the portfolio, while we kept our position in Starwood Hotels & Resorts Worldwide. Over the long-term, however, we are confident that this sector will benefit from economic strengthening. We will continue to monitor and evaluate investment opportunities on an ongoing basis.

Within multifamily REITs, Apartment Investments & Management also detracted from performance but remains a holding of the portfolio as we believe in its long-term prospects.

The Fund was negatively impacted from an overweighted position in the office sector due to declining occupancy rates early in the year. However, this sector delivered compelling returns as the markets experienced renewed strength in the latter half of the period.

Delaware                                        Fund Performance
     REIT FUND                                  Average Annual Total Returns

Fund Basics                                     Through October 31, 2003                    Lifetime   Five Years     One Year
As of October 31, 2003                          --------------------------------------------------------------------------------
---------------------------------------         Class A* (Est. 12/6/95)
Fund Objectives:                                Excluding Sales Charge                       +15.18%     +13.19%      +30.59%
                                                Including Sales Charge                       +14.32%     +11.86%      +23.12%
The Fund seeks maximum long-term total          --------------------------------------------------------------------------------
return, with capital appreciation as a          Class B (Est. 11/11/97)
secondary objective.                            Excluding Sales Charge                        +8.03%     +12.33%      +29.53%
                                                Including Sales Charge                        +7.86%     +12.05%      +25.53%
---------------------------------------         --------------------------------------------------------------------------------
Total Fund Net Assets:                          Class C (Est. 11/11/97)
$440.29 million                                 Excluding Sales Charge                        +8.03%     +12.33%      +29.53%
                                                Including Sales Charge                        +8.03%     +12.33%      +28.53%
---------------------------------------         --------------------------------------------------------------------------------
Number of Holdings:
35                                              Funds that concentrate investments in one industry, like Delaware REIT Fund, may involve greater risks than more diversified funds, including greater potential
Fund Start Date:                                for volatility.
December 6, 1995
                                                Returns reflect the reinvestment of all distributions and any applicable sales
---------------------------------------         charges as noted below. Returns and share values will fluctuate so that shares,
Your Fund Manager:                              when redeemed, may be worth more or less than their original cost. Performance
Damon J. Andres earned a bachelor's             for Class B and C shares, excluding sales charges, assumes either that
degree in Business Administration with          contingent deferred sales charges did not apply or the investment was not
an emphasis in finance and accounting           redeemed. Past performance is not a guarantee of future results.
from the University of Richmond. Prior
to joining Delaware Investments in 1994,        The Fund offers Class A, B, C, R, Institutional Class, and Real Estate
Mr. Andres performed investment                 Investment Trust Portfolio Class shares. Class A shares are sold with a
consulting services as a Consulting             front-end sales charge of up to 5.75% and have an annual distribution and
Associate with Cambridge Associates,            service fee of up to 0.30%.
Inc. in Arlington, Virginia. He is also
a CFA charterholder.                            Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B
---------------------------------------         shares will automatically convert to Class A shares on a quarterly basis
Nasdaq Symbols:                                 approximately eight years after purchase. They are also subject to an annual
Class A  DPREX                                  distribution and service fee of 1%.
Class B  DPRBX
Class C  DPRCX                                  Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

                                                The cumulative total return for the lifetime period ended October 31, 2003 for
                                                Delaware REIT Fund's Class R shares was +13.02%. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

                                                The average annual total returns for the lifetime, five-year, and one-year periods ended October 31, 2003 for Delaware REIT Fund's Institutional Class were
                                                +9.10%, +13.47%, and +30.80%, respectively. The Institutional Class shares were first made available on November 11, 1997 and are available without sales charges or asset based distribution charges only to certain eligible institutional accounts.

                                                The average annual total returns for the lifetime (since 12/6/95), five-year, and one-year periods ended October 31, 2003 for Delaware Real Estate Investment
                                                Trust Portfolio Class were +15.40%, +13.47%, and +30.90%, respectively. The Real
                                                Estate Investment Trust Portfolio Class shares were first made available on
                                                November 4, 1997 and are available without sales or asset based distribution charges only to certain eligible institutional accounts. Performance prior to
                                                November 4, 1997 is based on the performance of the original class (established
                                                December 6, 1995) which operated under a substantially similar expense structure.

                                                *Effective November 4, 1997, Delaware REIT Fund was redesigned. At that time, the legal name of the Fund's original class (the "Pooled Trust Class") was changed to the "Class A" and a distribution fee of up to 0.30% was implemented.
                                                The Class A share performance information prior to that date reflects the performance of the Pooled Trust Class and has not been adjusted to reflect the effect of the distribution fee.

                                                An expense limitation was in effect for all classes of Delaware REIT Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

                                                The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

                                                Nasdaq Institutional Class symbol: DPRSX

                                                Nasdaq Portfolio Class symbol: DPRIX

                                                Nasdaq Class R symbol: DPRRX

Performance of a $10,000 Investment
December 6, 1995 (Fund's inception) through October 31, 2003


               Delaware REIT
                  Fund -           NAREIT Equity
              Class A Shares        REIT Index
              --------------       -------------
Dec-95           $ 9,803              $10,000
Oct-96           $11,887              $11,719
Oct-97           $17,414              $15,556
Oct-98           $15,502              $13,567
Oct-99           $15,085              $12,612
Oct-00           $18,838              $14,920
Oct-01           $20,772              $17,052
Oct-02           $22,054              $18,136
Oct-03           $28,800              $24,266


Chart assumes $10,000 invested on December 6, 1995, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the NAREIT Equity REIT Index at that month's end, December 31, 1995. After December 31, 1995, returns plotted on the chart were as of the last day of each month shown. The NAREIT Equity REIT Index is an unmanaged composite of real estate investment trusts that invest in many types of U.S. properties. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                                     Delaware REIT Fund
     OF NET ASSETS                                            October 31, 2003



                                                        Number of      Market
                                                         Shares        Value
--------------------------------------------------------------------------------
Common Stock - 92.98%
--------------------------------------------------------------------------------
Diversified REITs - 5.13%
  *First Potomac Realty Trust                              81,400   $ 1,317,052
  *Vornado Realty Trust                                   420,900    21,276,495
                                                                    -----------
                                                                     22,593,547
                                                                    -----------
Healthcare REITs - 1.35%
  *Nationwide Health Properties                           325,700     5,960,310
                                                                    -----------
                                                                      5,960,310
                                                                    -----------
Hotel REITs - 5.44%
  *Hersha Hospitality Trust                               279,500     2,431,650
 +*Host Marriott                                          988,900    10,334,005
   LaSalle Hotel Properties                               663,500    11,179,975
                                                                    -----------
                                                                     23,945,630
                                                                    -----------
Industrial REITs - 6.63%
   AMB Property                                           214,900     6,444,851
   Keystone Property Trust                                507,900    10,158,000
   ProLogis                                               426,600    12,601,764
                                                                    -----------
                                                                     29,204,615
                                                                    -----------
Mall REITs - 17.09%
  *CBL & Associates Properties                            230,300    12,274,990
   General Growth Properties                              265,500    20,310,750
  *Rouse                                                  425,400    18,292,200
  *Simon Property Group                                   540,400    24,361,232
                                                                    -----------
                                                                     75,239,172
                                                                    -----------
Manufactured Housing REITs - 1.16%
   Sun Communities                                        139,900     5,099,355
                                                                    -----------
                                                                      5,099,355
                                                                    -----------
Multifamily REITs - 10.13%
Apartment Investment & Management
   Class A                                                292,400    11,959,160
  *AvalonBay Communities                                  176,294     8,051,347
   Camden Property Trust                                  352,700    13,966,920
  *Equity Residential                                     362,700    10,608,975
                                                                    -----------
                                                                     44,586,402
                                                                    -----------
Office REITs - 21.10%
  *Alexandria Real Estate Equities                        220,900    11,265,900
   American Financial Realty Trust                        594,300     9,033,360
  *CarrAmerica Realty                                     543,400    16,340,038
   Equity Office Properties Trust                       1,048,674    29,373,359
   Prentiss Properties Trust                              509,100    15,395,184
  *SL Green Realty                                        317,400    11,474,010
                                                                    -----------
                                                                     92,881,851
                                                                    -----------
Office/Industrial REITs - 7.63%
   Duke Realty                                            415,000    12,151,200
   Liberty Property Trust                                 220,800     8,032,704
  *Reckson Associates Realty                              602,900    13,396,438
                                                                    -----------
                                                                     33,580,342
                                                                    -----------
Real Estate Operating Companies - 4.22%
   Catellus Development                                   456,000    10,155,120
   Starwood Hotels & Resorts Worldwide                    250,200     8,439,246
                                                                    -----------
                                                                     18,594,366
                                                                    -----------
Retail Outlet Center REITs - 4.00%
  *Chelsea Property Group                                 358,000    17,613,600
                                                                    -----------
                                                                     17,613,600
                                                                    -----------

                                                        Number of      Market
                                                         Shares        Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Retail Strip Centers REITs - 9.10%
  *Developers Diversified Realty                         478,500   $ 13,828,650
   Equity One                                            221,200      3,705,100
   Federal Realty Investment Trust                       262,600      9,965,670
   Ramco-Gershenson Properties                           370,500      8,947,575
  *Regency Centers                                        97,100      3,600,468
                                                                   ------------
                                                                     40,047,463
                                                                   ------------
Total Common Stock (cost $350,518,289)                             $409,346,653
                                                                   ------------
                                                      Principal
                                                        Amount
--------------------------------------------------------------------------------
Repurchase Agreements - 6.10%
--------------------------------------------------------------------------------
  With BNP Paribas 0.99% 11/3/03
    (dated 10/31/03, collateralized by
    $11,392,000 U.S. Treasury Notes
    1.625% due 3/31/05, market
    value $11,429,073)                               $11,203,000     11,203,000
  With J. P. Morgan Securities 0.97%
    11/3/03 (dated 10/31/03, collateralized
    by $4,595,000 U.S. Treasury Bills due
    4/15/04, market value $4,573,643)                  4,471,000      4,471,000
  With UBS Warburg 0.99% 11/3/03
    (dated 10/31/03, collateralized by
    $11,435,000 U.S. Treasury Bills due
    11/28/03, market value $11,428,554)               11,203,000     11,203,000
                                                                   ------------
Total Repurchase Agreements
  (cost $26,877,000)                                                 26,877,000
                                                                   ------------

Total Market Value of Securities Before
  Securities Lending Collateral - 99.08%
  (cost $377,395,289)                                               436,223,653
                                                                   ------------

--------------------------------------------------------------------------------
Securities Lending Collateral** - 4.43%
--------------------------------------------------------------------------------
Short-Term Investments
  ABN AMRO Bank Chicago
     1.06% 6/07/04                                       743,673        743,673
  ABN AMRO Bank Tokyo 1.10% 1/13/04                      212,499        212,494
  Allied Irish Dublin 1.12% 1/20/04                      849,972        849,977
  Citibank Canada, Toronto 1.06% 11/12/03                849,977        849,977
  Credit Suisse First Boston 1.06% 11/03/03            3,817,375      3,817,375
  Deutsche Bank Financial 1.081% 1/16/04                 849,900        850,278
  FHLMC 1.12% 1/15/04                                    479,182        481,191
  FNMA 1.025% 1/29/04                                  5,312,618      5,312,291
  General Electric Capital
     1.13% 10/04/04                                      319,000        319,563
  Goldman Sachs Group LP
     1.193% 12/15/03                                     743,730        743,730
  HBOS Treasury Services PLC
     1.09% 12/12/03                                      849,971        849,977
  Keybank NA 1.146% 1/26/04                              424,916        425,201
  Merrill Lynch Mortgage Capital
     1.163% 11/10/03                                     956,224        956,224
  Morgan Stanley Dean Witter
     1.22% 11/30/04                                      212,194        212,494
  Morgan Stanley Dean Witter
     1.30% 3/19/04                                       530,714        531,236
  Societe Generale Singapore
     1.08% 11/03/03                                      956,224        956,224

Stateent                                                     Delaware REIT Fund
     OF NET ASSETS (CONTINUED)

                                                       Principal       Market
                                                        Amount          Value
--------------------------------------------------------------------------------
Securities Lending Collateral** (continued)
--------------------------------------------------------------------------------
Swiss Re Financial 1.103% 1/15/04                      $  530,944 $    529,759
Wilmington Trust 1.11% 1/22/04                            849,973      849,977
                                                                  ------------

Total Securities Lending Collateral
   (cost $19,491,641)                                               19,491,641
                                                                  ------------

Total Market Value of Securities - 103.51%
   (cost $396,886,930)                                             455,715,294++

Obligation to Return Securities Lending
   Collateral - (4.43%)**                                          (19,491,641)
Receivables and Other Assets Net
   of Liabilities - 0.92%                                            4,063,089
                                                                  ------------
Net Assets Applicable to 25,313,323 Shares
   Outstanding - 100.00%                                          $440,286,742
                                                                  ============

Net Asset Value - Delaware REIT Fund Class A
($253,994,475 / 14,600,898 Shares)                                      $17.40
                                                                        ------
Net Asset Value - Delaware REIT Fund Class B
($72,331,339 / 4,161,528 Shares)                                        $17.38
                                                                        ------
Net Asset Value - Delaware REIT Fund Class C
($58,206,227 / 3,348,298 Shares)                                        $17.38
                                                                        ------
Net Asset Value - Delaware REIT Fund Class R
($352,594 / 20,262 Shares)                                              $17.40
                                                                        ------
Net Asset Value - Delaware REIT Fund Institutional Class
($28,782,144 / 1,653,046 Shares)                                        $17.41
                                                                        ------
Net Asset Value - Delaware REIT Fund The Real Estate
  Investment Trust Portfolio Class
($26,619,963 / 1,529,291 Shares)                                        $17.41
                                                                        ------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at October 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                             $  367,580,344
Undistributed net investment income                                   4,462,857
Accumulated net realized gain on investments                          9,415,177
Net unrealized appreciation of investments                           58,828,364
                                                                 --------------
Total net assets                                                 $  440,286,742
                                                                 ==============

 *Security is fully or partially on loan.
**See Note #7 in "Notes to Financial Statements".
 +Non-income producing security for the year ended October 31, 2003. ++Includes $19,032,379 of securities loaned.

Summary of Abbreviations:
REIT - Real Estate Investment Trust

Net Asset Value and Offering Price per Share -
  Delaware REIT Fund
Net asset value Class A (A)                                              $17.40
Sales charge (5.75% of offering price or 6.09% of
  amount invested per share) (B)                                           1.06
                                                                         ------
Offering price                                                           $18.46
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                            Delaware REIT Fund
     OF OPERATIONS                                   Year Ended October 31, 2003


Investment Income:

  Dividends                                  $19,124,574
  Interest                                       247,202
  Security lending income                         20,084           $ 19,391,860
                                             -----------           ------------

Expenses:
  Management fees                              2,664,544
  Distribution expenses -- Class A               586,061
  Distribution expenses -- Class B               634,746
  Distribution expenses -- Class C               474,511
  Distribution expenses -- Class R                   247
  Dividend disbursing and transfer agent
     fees and expenses                         1,344,232
  Registration fees                              156,948
  Reports and statements to shareholders         154,757
  Accounting and administration expenses         153,973
  Professional fees                               51,759
  Custodian fees                                  12,648
  Trustees' fees                                  11,300
  Other                                           86,476              6,332,202
                                             -----------
  Less expenses absorbed or waived                                     (558,295)
  Less waived distribution expenses-- Class A                           (75,407)
  Less expenses paid indirectly                                          (9,212)
                                                                   ------------
  Total expenses                                                      5,689,288
                                                                   ------------
Net Investment Income                                                13,702,572
                                                                   ------------

Net Realized and Unrealized Gain on Investments:
  Net realized gain on investments                                   12,761,871
  Net change in unrealized appreciation/depreciation of investments  68,984,052
                                                                   ------------
Net Realized and Unrealized Gain on Investments                      81,745,923
                                                                   ------------

Net Increase in Net Assets Resulting from Operations               $ 95,448,495
                                                                   ============

See accompanying notes

Statements                                                   Delaware REIT Fund
     OF CHANGES IN NET ASSETS

                                                                                   Year Ended

                                                                           10/31/03             10/31/02
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                 $  13,702,572        $   6,974,852
  Net realized gain on investments                                         12,761,871            7,647,738
  Net change in unrealized appreciation/depreciation of investments        68,984,052          (17,053,932)
                                                                        -------------        -------------
  Net increase (decrease) in net assets resulting from operations          95,448,495           (2,431,342)
                                                                        -------------        -------------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                                (7,353,863)          (4,191,854)
    Class B                                                                (1,881,688)          (1,358,513)
    Class C                                                                (1,379,091)            (823,203)
    Class R                                                                    (1,110)                  --
    Institutional Class                                                      (611,256)            (158,772)
    The Real Estate Investment Trust Portfolio Class                         (848,062)          (1,073,526)

Net realized gain on investments:
    Class A                                                                (4,153,439)          (2,020,767)
    Class B                                                                (1,456,804)            (948,840)
    Class C                                                                  (959,258)            (525,264)
    Institutional Class                                                      (240,632)             (53,867)
    The Real Estate Investment Trust Portfolio Class                         (475,155)            (858,984)
                                                                        -------------        -------------
                                                                          (19,360,358)         (12,013,590)
                                                                        -------------        -------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                               114,084,840          145,588,660
    Class B                                                                14,445,473           39,247,857
    Class C                                                                21,567,472           30,416,580
    Class R                                                                   342,675                   --
    Institutional Class                                                    19,150,477            8,618,106
    The Real Estate Investment Trust Portfolio Class                        2,000,107                   --

  Net asset value of shares issued upon reinvestment of
    dividends and distributions:
    Class A                                                                 9,900,914            5,291,751
    Class B                                                                 2,763,271            1,903,141
    Class C                                                                 2,066,163            1,154,765
    Class R                                                                       949                   --
    Institutional Class                                                       827,294              212,469
    The Real Estate Investment Trust Portfolio Class                          916,155            1,322,642
                                                                        -------------        -------------
                                                                          188,065,790          233,755,971
                                                                        -------------        -------------

Cost of shares repurchased:
    Class A                                                               (77,502,547)         (40,388,876)
    Class B                                                               (15,786,028)         (10,046,119)
    Class C                                                               (14,312,122)          (7,217,813)
    Class R                                                                    (2,020)                  --
    Institutional Class                                                    (4,095,468)          (1,291,984)
    The Real Estate Investment Trust Portfolio Class                               --          (11,976,000)
                                                                        -------------        -------------
                                                                         (111,698,185)         (70,920,792)
                                                                        -------------        -------------
Increase in net assets derived from capital share transactions             76,367,605          162,835,179
                                                                        -------------        -------------
Net Increase in Net Assets                                                152,455,742          148,390,247

Net Assets:

  Beginning of year                                                       287,831,000          139,440,753
                                                                        -------------        -------------
  End of year                                                           $ 440,286,742        $ 287,831,000
                                                                        =============        =============

See accompanying notes

Financial
     HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Delaware REIT Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended

                                                                        10/31/03    10/31/02     10/31/01    10/31/00     10/31/99
Net asset value, beginning of period                                     $14.170     $14.270      $13.460     $11.300      $12.980

Income (loss) from investment operations:

Net investment income(1)                                                   0.617       0.517        0.594       0.565        0.514
Net realized and unrealized gain (loss) on investments                     3.531       0.399        0.776       2.165       (0.809)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           4.148       0.916        1.370       2.730       (0.295)
                                                                         -------     -------      -------     -------      -------
Less dividends and distributions from:

Net investment income                                                     (0.566)     (0.593)      (0.560)     (0.570)      (0.710)
Net realized gain on investments                                          (0.352)     (0.423)          --          --       (0.675)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.918)     (1.016)      (0.560)     (0.570)      (1.385)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $17.400     $14.170      $14.270     $13.460      $11.300
                                                                         =======     =======      =======     =======      =======

Total return(2)                                                           30.59%       6.17%       10.27%      24.87%       (2.69%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $253,995    $163,432      $62,869     $40,412      $23,975
Ratio of expenses to average net assets                                    1.40%       1.38%        1.29%       1.20%        1.20%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly                          1.59%       1.38%        1.35%       1.40%        1.43%
Ratio of net investment income to average net assets                       4.06%       3.39%        4.14%       4.52%        4.18%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                 3.87%       3.39%        4.08%       4.32%        3.95%
Portfolio turnover                                                           48%         65%          61%         31%          48%

-------------------
(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Delaware REIT Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended

                                                                        10/31/03    10/31/02     10/31/01    10/31/00     10/31/99
Net asset value, beginning of period                                     $14.170     $14.260      $13.460     $11.300      $12.990

Income (loss) from investment operations:

Net investment income(1)                                                   0.502       0.404        0.498       0.473        0.422
Net realized and unrealized gain (loss) on investments                     3.518       0.402        0.765       2.162       (0.810)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           4.020       0.806        1.263       2.635       (0.388)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:

Net investment income                                                     (0.458)     (0.473)      (0.463)     (0.475)      (0.627)
Net realized gain on investments                                          (0.352)     (0.423)          --          --       (0.675)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.810)     (0.896)      (0.463)     (0.475)      (1.302)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $17.380     $14.170      $14.260     $13.460      $11.300
                                                                         =======     =======      =======     =======      =======

Total return(2)                                                           29.53%       5.43%        9.44%      23.92%       (3.43%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $72,331     $57,824      $29,423     $16,547      $13,575
Ratio of expenses to average net assets                                    2.15%       2.13%        2.04%       1.95%        1.95%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             2.30%       2.13%        2.10%       2.15%        2.18%
Ratio of net investment income to average net assets                       3.31%       2.64%        3.39%       3.77%        3.43%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  3.16%       2.64%        3.33%       3.57%        3.20%
Portfolio turnover                                                           48%         65%          61%         31%          48%

-------------------
(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Delaware REIT Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended

                                                                        10/31/03    10/31/02     10/31/01    10/31/00     10/31/99
Net asset value, beginning of period                                     $14.170     $14.260      $13.460     $11.300      $12.990

Income (loss) from investment operations:

Net investment income(1)                                                   0.502       0.404        0.504       0.473        0.422
Net realized and unrealized gain (loss) on investments                     3.518       0.402        0.759       2.162       (0.810)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           4.020       0.806        1.263       2.635       (0.388)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:

Net investment income                                                     (0.458)     (0.473)      (0.463)     (0.475)      (0.627)
Net realized gain on investments                                          (0.352)     (0.423)          --          --       (0.675)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.810)     (0.896)      (0.463)     (0.475)      (1.302)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $17.380     $14.170      $14.260     $13.460      $11.300
                                                                         =======     =======      =======     =======      =======

Total return(2)                                                           29.53%       5.43%        9.44%      23.92%       (3.43%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $58,206     $38,581      $16,326      $8,513       $3,657
Ratio of expenses to average net assets                                    2.15%       2.13%        2.04%       1.95%        1.95%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             2.30%       2.13%        2.10%       2.15%        2.18%
Ratio of net investment income to average net assets                       3.31%       2.64%        3.39%       3.77%        3.43%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  3.16%       2.64%        3.33%       3.57%        3.20%
Portfolio turnover                                                           48%         65%          61%         31%          48%

-------------------
(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period was as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Delaware REIT Fund Class R
------------------------------------------------------------------------------------------------------------------------------------
                                                                       6/02/03(1)
                                                                           to
                                                                        10/31/03


Net asset value, beginning of period                                    $15.620

Income from investment operations:

Net investment income(2)                                                  0.331
Net realized and unrealized gain on investments                           1.683
                                                                        --------
Total from investment operations                                          2.014
                                                                        --------

Less dividends and distributions from:

Net investment income                                                    (0.234)
Net realized gain on investments                                             --
                                                                        -------

Total dividends and distributions                                        (0.234)
                                                                        -------


Net asset value, end of period                                          $17.400
                                                                        =======


Total return(3)                                                          13.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                    $353
Ratio of expenses to average net assets                                   1.75%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                            1.98%
Ratio of net investment income to average net assets                      4.75%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly                         4.52%
Portfolio turnover                                                          48%

-------------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Delaware REIT Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended

                                                                        10/31/03    10/31/02     10/31/01    10/31/00     10/31/99
Net asset value, beginning of period                                     $14.190     $14.280      $13.470     $11.310      $12.990

Income (loss) from investment operations:

Net investment income(1)                                                   0.656       0.555        0.625       0.596        0.545
Net realized and unrealized gain (loss) on investments                     3.520       0.412        0.778       2.167       (0.807)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           4.176       0.967        1.403       2.763       (0.262)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:

Net investment income                                                     (0.604)     (0.634)      (0.593)     (0.603)      (0.743)
Net realized gain on investments                                          (0.352)     (0.423)          --          --       (0.675)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.956)     (1.057)      (0.593)     (0.603)      (1.418)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $17.410     $14.190      $14.280     $13.470      $11.310
                                                                         -------     -------      -------     -------      -------

Total return(2)                                                           30.80%       6.52%       10.51%      25.18%       (2.42%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $28,782      $8,850       $1,823      $2,013       $1,313
Ratio of expenses to average net assets                                    1.15%       1.13%        1.04%       0.95%        0.95%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             1.30%       1.13%        1.10%       1.15%        1.18%
Ratio of net investment income to average net assets                       4.31%       3.64%        4.39%       4.77%        4.43%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  4.16%       3.64%        4.33%       4.57%        4.20%
Portfolio turnover                                                           48%         65%          61%         31%          48%

-------------------
(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Delaware REIT Fund The Real Estate Investment Trust Portfolio Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year Ended

                                                                     10/31/03    10/31/02     10/31/01    10/31/00     10/31/99
Net asset value, beginning of period                                  $14.180     $14.280      $13.470     $11.310      $12.990

Income (loss) from investment operations:

Net investment income(1)                                                0.656       0.555        0.625       0.596        0.545
Net realized and unrealized gain (loss) on investments                  3.530       0.402        0.778       2.167       (0.807)
                                                                      -------     -------      -------     -------      -------
Total from investment operations                                        4.186       0.957        1.403       2.763       (0.262)
                                                                      -------     -------      -------     -------      -------

Less dividends and distributions from:

Net investment income                                                  (0.604)     (0.634)      (0.593)     (0.603)      (0.743)
Net realized gain on investments                                       (0.352)     (0.423)          --          --       (0.675)
                                                                      -------     -------      -------     -------      -------

Total dividends and distributions                                      (0.956)     (1.057)      (0.593)     (0.603)      (1.418)
                                                                      -------     -------      -------     -------      -------

Net asset value, end of period                                        $17.410     $14.180      $14.280     $13.470      $11.310
                                                                      =======     =======      =======     =======      =======

Total return(2)                                                        30.90%       6.45%       10.59%      25.09%       (2.42%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $26,620     $19,144      $29,000     $26,574      $21,580
Ratio of expenses to average net assets                                 1.15%       1.13%        1.04%       0.95%        0.95%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                          1.30%       1.13%        1.10%       1.15%        1.18%
Ratio of net investment income to average net assets                    4.31%       3.64%        4.39%       4.77%        4.43%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                               4.16%       3.64%        4.33%       4.57%        4.20%
Portfolio turnover                                                        48%         65%          61%         31%          48%

-------------------
(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                                         Delaware REIT Fund
     TO FINANCIAL STATEMENTS                                  October 31, 2003


The Real Estate Investment Trust Portfolio (the "Delaware REIT Fund" or the "Fund") is a series of Delaware Pooled Trust ("the Trust"), which is organized as a Delaware business trust. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R, Institutional Class and The Real Estate Investment Trust Portfolio Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R, Institutional Class and The Real Estate Investment Trust Portfolio Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. This report contains information relating only to Delaware REIT Fund. All other Delaware Pooled Trust portfolios are included in a separate report.

The investment objective of the Fund is to seek a maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation - All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gains on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $8,528 for the year ended October 31, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended October 31, 2003 were approximately $684. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager an annual fee, which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 1.15% of average daily net assets of the Fund through February 28, 2004.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to waive distribution and service fees through February 28, 2004 in order to prevent distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets. No distribution expenses are paid by Institutional Class and The Real Estate Investment Trust Portfolio Class shares.

Notes                                                         Delaware REIT Fund
     TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
At October 31, 2003, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                 $113,623
Dividend disbursing, transfer agent fees, accounting
   and other expenses payable to DSC                      206,865
Other expenses payable to DMC and affiliates               60,449

For the year ended October 31, 2003, DDLP earned $82,739 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended October 31, 2003, the Fund made purchases of $222,716,438 and sales of $159,860,155 of investment securities other than short-term investments.

At October 31, 2003, the cost of investments for federal income tax purposes was $377,750,981. At October 31, 2003, the net unrealized appreciation was $58,472,672 of which $58,570,096 related to unrealized appreciation of investments and $97,424 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended October 31, 2003 and 2002 was as follows:

                                                             Year Ended

                                                       10/31/03     10/31/02

Ordinary income                                       $13,337,577  $ 7,605,868
Long-term capital gain                                  6,022,781    4,407,722
                                                      -----------  -----------
Total                                                 $19,360,358  $12,013,590
                                                      ===========  ===========

As of October 31, 2003, the components of net assets on a tax basis were as follows:
  Shares of beneficial interest                                   $367,580,344
  Undistributed ordinary income                                      5,784,478
  Undistributed long-term capital gain                               8,449,248
  Unrealized appreciation of investments                            58,472,672
                                                                  ------------
  Net assets                                                      $440,286,742
                                                                  ============

The undistributed earnings for the Delaware REIT Fund are estimated pending final notification of the tax character of dividends received from investments in Real Estate Investment Trusts.

5. Capital Shares
Transactions in capital shares were as follows:

                                                              Year Ended
                                                        10/31/03     10/31/02
Shares sold:
  Class A                                               7,432,570   9,474,951
  Class B                                                 938,986   2,559,404
  Class C                                               1,397,444   1,974,813
  Class R                                                  20,328          --
  Institutional Class                                   1,235,366     567,398
  The Real Estate Investment Trust
    Portfolio Class                                       117,440          --

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                                 670,458     350,952
  Class B                                                 188,728     127,121
  Class C                                                 140,573      76,971
  Class R                                                      56          --
  Institutional Class                                      55,104      14,033
  The Real Estate Investment Trust
    Portfolio Class                                        61,978      88,986
                                                       ----------  ----------
                                                       12,259,031  15,234,629
                                                       ----------  ----------

Shares repurchased:
  Class A                                              (5,032,452) (2,700,824)
  Class B                                              (1,047,181)   (668,726)
  Class C                                                (912,301)   (473,883)
  Class R                                                    (122)         --
  Institutional Class                                    (261,209)    (85,314)
  The Real Estate Investment Trust
    Portfolio Class                                            --    (769,807)
                                                       ----------  ----------
                                                       (7,253,265) (4,698,554)
                                                       ----------  ----------
Net increase                                            5,005,766  10,536,075
                                                       ==========  ==========

For the years ended October 31, 2003 and 2002, 6,753 Class B shares were converted to 6,763 Class A shares valued at $106,567 and 2,977 Class B shares were converted to 2,973 Class A shares valued at $45,712, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Line of Credit The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of October 31, 2003, or at any time during the year.

Notes                                                         Delaware REIT Fund
     TO FINANCIAL STATEMENTS (CONTINUED)

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to changes in fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At October 31, 2003, the market value of the securities on loan was $19,032,379, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral".

8. Credit and Market Risk
The Fund concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

9. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2003, the Fund designates dividends and distributions paid during the year as follows:

     (A)                 (B)
  Long-Term           Ordinary
Capital Gains          Income              Total                 (C)
Distributions       Distributions       Distributions        Qualifying
 (Tax Basis)         (Tax Basis)         (Tax Basis)         Dividends(1)
-------------       -------------       -------------       -------------
     31%                 69%                100%                 --

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
     OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees

Delaware Pooled Trust -- The Real Estate Investment Trust Portfolio

We have audited the accompanying statement of net assets of The Real Estate Investment Trust Portfolio (the "Fund") as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Real Estate Investment Trust Portfolio at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Philadelphia, Pennsylvania
December 5, 2003

Delaware Investments Family of Funds
     BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.


                                                                                                   Number of             Other
                                                                             Principal         Portfolios in Fund     Directorships
   Name,                      Position(s)                                   Occupation(s)       Complex Overseen        Held by
  Address                      Held with          Length of Time               During          by Trustee/Director  Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years            or Officer         or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years --          Since August 2000,             83             None
   2005 Market Street            Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                                           at different times at
                                                  Trustee since       Delaware Investments(1)
   March 10, 1963                                  May 15, 2003
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process --
                                                                       Conseco Capital Management
                                                                       (June 1998 -- August 2000)

                                                                          Managing Director --
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 -- June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman --          101             None
   2005 Market Street                                                Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 -- Present)
        19103

   October 1, 1927


   John H. Durham                Trustee             24 Years(3)           Private Investor            101      Trustee -- Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                              President/Director --
                                                                                                                 22 WR Corporation


   John A. Fry                   Trustee(4)           2 Years                 President --              83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 -- Present)
      19103
                                                                        Executive Vice President --
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 -- June 2002)


  Anthony D. Knerr               Trustee              10 Years        Founder/Managing Director --     101             None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 -- Present)

December 7, 1938

                                                                                                   Number of             Other
                                                                             Principal         Portfolios in Fund     Directorships
   Name,                      Position(s)                                   Occupation(s)       Complex Overseen        Held by
  Address                      Held with          Length of Time               During          by Trustee/Director  Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years            or Officer         or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Ann R. Leven                  Trustee              14 Years     Treasurer/Chief Fiscal Officer --    101       Director -- Andy
 2005 Market Street                                                     National Gallery of Art                   Warhol Foundation
 Philadelphia, PA                                                           (1994 -- 1999)
      19103                                                                                                           Director --
                                                                                                                    Systemax, Inc.
   November 1, 1940


   Thomas F. Madison             Trustee              9 Years               President/Chief             101          Director --
   2005 Market Street                                                     Executive Officer --                  CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                Director -- Digital
                                                                            and Consulting)                         River Inc.
                                                                       (January 1993 -- Present)
   February 25, 1936                                                                                            Director -- Rimage
                                                                                                                   Corporation

                                                                                                                Director -- Valmont
                                                                                                                   Industries, Inc.


   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &        101            None
   2005 Market Street                                                 Acquisitions -- 3M Corporation
   Philadelphia, PA                                                     (January 2003 -- Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    Joseph H. Hastings          Executive           Executive        Mr. Hastings has served in         101            None
    2005 Market Street       Vice President      Vice President     various executive capacities
     Philadelphia, PA              and                 and            at different times at
         19103               Chief Financial     Chief Financial      Delaware Investments.
                                 Officer          Officer since
   December 19, 1949                              August 21, 2003

   Richelle S. Maestro     Senior Vice President,   Chief Legal      Ms. Maestro has served in          101            None
   2005 Market Street       Chief Legal Officer    Officer since    various executive capacities
    Philadelphia, PA          and Secretary        March 17, 2003     at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in         101             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

-------------------
(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware REIT Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware REIT Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                               Affiliated Officers                            Contact Information
                                                                                               Investment Manager
Jude T. Driscoll                                Joseph H. Hastings                             Delaware Management Company
Chairman                                        Executive Vice President and                   Philadelphia, PA
Delaware Investments Family of Funds            Chief Financial Officer
Philadelphia, PA                                Delaware Investments Family of Funds           International Affiliate
                                                Philadelphia, PA                               Delaware International Advisers Ltd.
Walter P. Babich                                                                               London, England
Board Chairman                                  Richelle S. Maestro
Citadel Construction Corporation                Senior Vice President,                         National Distributor
King of Prussia, PA                             Chief Legal Officer and Secretary              Delaware Distributors, L.P.
                                                Delaware Investments Family of Funds           Philadelphia, PA
John H. Durham                                  Philadelphia, PA
Private Investor                                                                               Shareholder Servicing, Dividend
Gwynedd Valley, PA                              Michael P. Bishof                              Disbursing and Transfer Agent
                                                Senior Vice President and Treasurer            Delaware Service Company, Inc.
John A. Fry                                     Delaware Investments Family of Funds           2005 Market Street
President                                       Philadelphia, PA
Franklin & Marshall College                                                                    Philadelphia, PA 19103-7094
Lancaster, PA                                                                                  For Shareholders

Anthony D. Knerr                                                                               800 523-1918
Managing Director
Anthony Knerr & Associates                                                                     For Securities Dealers and Financial
New York, NY                                                                                   Institutions Representatives Only
                                                                                               800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                          Web site
National Gallery of Art                                                                        www.delawareinvestments.com
Washington, DC
                                              ------------------------------------------------------------------------------------
Thomas F. Madison                               A description of the policies and procedures that the Fund uses to determine how
President and Chief Executive Officer           to vote proxies (if any) relating to portfolio securities is available without
MLM Partners, Inc.                              charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at
Minneapolis, MN                                 http://www.delawareinvestments.com; and (iii) on the Commission's website at
                                                http://www.sec.gov.; and beginning no later than August 31, 2004, information
Janet L. Yeomans                                (if any) regarding how the Fund voted proxies relating to portfolio securities
Vice President/Mergers & Acquisitions           during the most recent 12-month period ended June 30 is available without charge
3M Corporation                                  (i) through the Fund's website at http://www.delawareinvestments.com; and (ii)
St. Paul, MN                                    on the Commission's website at http://www.sec.gov.
                                              ------------------------------------------------------------------------------------


(8411)                                                        Printed in the USA
 AR-095 [10/03] IVES 12/03                                    J9493 EXP: 12/04

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans (1)

Item 4. Principal Accountant Fees and Services

         Required only for fiscal years ending after December 15, 2003.

         Not applicable.

Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

----------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits

(a)      (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant:

JUDE T. DRISCOLL
-----------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    January 9, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

JUDE T. DRISCOLL
-----------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    January 9, 2004

JOSEPH H. HASTINGS
-----------------------------
By:      Joseph H. Hastings
Title:   Chief Financial Officer
Date:    January 9, 2004